As filed with the Securities and Exchange Commission on October 25, 2019
Securities Act File No. 333-70423
Investment Company Act of 1940 File No. 811-09195

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

Pre-Effective Amendment No. /   /
Post-Effective Amendment No. 64 / X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /
Amendment No. 66 / X /

SA Funds - Investment Trust
(Exact Name of Registrant as Specified in Charter)

10 Almaden Blvd., 15th Floor,
San Jose, CA 95113
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (844) 366-0905

Salvatore Papa, Esq.
Chief Compliance Officer
SA Funds – Investment Trust
10 Almaden Blvd., 15th Floor,
San Jose, CA 95113
(Name and Address of Agent for Service)

Copies to:

Brian F. Link, Esq.	Mark D. Perlow, Esq.
Vice President and Managing Counsel	Counsel to the Trust
State Street Bank and Trust Company	Dechert LLP
Mail Code: SUM0703	One Bush Street
100 Summer Street, 7th Floor	Suite 1600
Boston, Massachusetts 02111	San Francisco, California 94104-4446

It is proposed that this filing will become effective: (check appropriate box)

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.	☐	On (Date) pursuant to paragraph (a) (1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485.	☐	On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.	☑	On October 28, 2019 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
October 28, 2019

Investor Class Shares

Fund Summaries	2
SA U.S. Fixed Income Fund	2
SA Global Fixed Income Fund	6
SA U.S. Core Market Fund	11
SA U.S. Value Fund	14
SA U.S. Small Company Fund	17
SA International Value Fund	20
SA International Small Company Fund	23
SA Emerging Markets Value Fund	28
SA Real Estate Securities Fund	31

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries	35

Asset Allocation and Investment Philosophy	36

The Funds in Greater Detail	37
Fixed Income Funds	37
SA U.S. Fixed Income Fund	37
SA Global Fixed Income Fund	38
Additional Information About the Fixed Income Funds	40
Equity Funds	42
About Tax-Efficient Management Techniques	42
Investment Terms	42
SA U.S. Core Market Fund	44
SA U.S. Value Fund	45
SA U.S. Small Company Fund	46
SA International Value Fund	47
SA International Small Company Fund	49
SA Emerging Markets Value Fund	54
SA Real Estate Securities Fund	56
Additional Information about the Equity Funds	57

Additional Information About Principal Risks	61

Management	68

Your Account	72

Pricing of Fund Shares	76

Distributions and Taxes	78

Descriptions of Indices	80

Financial Highlights	81

SA Funds – Investment Trust Privacy Policy	91

See Back Cover for More Information

Prospectus	|	1

Fund Summary

SA U.S. Fixed Income Fund

Goal

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.18%
Shareholder servicing fee	0.25%
Other expenses	0.21%
Total annual Investor Class operating expenses	0.64%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$66	$205	$358	$800

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

●	dollar-denominated obligations of foreign issuers issued in the United States;

●	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;

●	commercial paper;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

●	repurchase agreements.

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S.

The Fund generally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB-by S&P Global Ratings, a division of The McGraw-Hill Companies, Inc. (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Ltd. (“Fitch”) or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

2	|	Summary Prospectus

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others are not such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund’s investments will be concentrated in the banking industry.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within three years of the date of settlement, provided that such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

Principal Investment Risks

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Low interest rates in the United States and other countries relative to historic rates may increase the Fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by

Summary Prospectus	|	3

S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Banking Concentration Risk: To the extent the Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●	Foreign Securities Risk: U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices.

●	Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading

4	|	Summary Prospectus

volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 2.01%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	0.87%
Worst Quarter	12/31/2015	(0.47)%

Average Annual Total
Returns (for periods
ended December 31, 2018)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	1.18%	0.41%	0.58%
Return After Taxes on Distributions	0.58%	0.16%	0.33%
Return After Taxes on Distributions
and Sale of Fund Shares	0.70%	0.21%	0.36%
ICE BofA Merrill Lynch 1-3 Year U.S.
Corporate / Government Bond Index	1.63%	1.04%	1.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Summary Prospectus	|	5

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.
●	David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

Fund Summary

SA Global Fixed Income Fund

Goal

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.28%
Shareholder servicing fee	0.25%
Other expenses	0.20%
Total annual Investor Class operating expenses	0.73%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$234	$408	$910

6	|	Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:
●	corporate debt obligations;
●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others are not, such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations. With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. The Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore,Sweden,Switzerland and the United Kingdom. This list of authorized countries is subject to change. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having substantial assets in, or deriving substantial operating income from, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

Summary Prospectus	|	7

The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Low interest rates in the United States and other countries relative to historic rates may increase the Fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Hedging Risk: Foreign currency forward contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Fund’s portfolio holdings increases because of currency fluctuations. In addition, hedging may increase

8	|	Summary Prospectus

the Fund’s expenses. There is also a risk that a foreign currency forward contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●	Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Summary Prospectus	|	9

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 3.59%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2009	2.22%
Worst Quarter	12/31/2016	(1.23)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	1.17%	1.00%	1.60%
Return After Taxes on Distributions	0.31%	0.49%	0.84%
Return After Taxes on Distributions and Sale of Fund Shares	0.69%	0.54%	0.93%
FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index	2.12%	1.53%	1.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.

●	David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

10	|	Summary Prospectus

Fund Summary

SA U.S. Core Market Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.43%
Shareholder servicing fee	0.25%
Other expenses	0.20%
Acquired fund fees and expenses	0.02%
Total annual Investor Class operating expenses	0.90%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$92	$287	$499	$1,109

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”). The Sub-Adviser limits the universe of eligible securities in which the Fund may invest to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $2.3 billion or above. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, size, value, momentum, investment characteristics and other factors that it determines to be appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

Summary Prospectus	|	11

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

●	Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

12	|	Summary Prospectus

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 19.92%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	15.03%
Worst Quarter	9/30/2011	(15.19)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(4.60)%	7.57%	12.47%
Return After Taxes on Distributions	(6.00)%	6.67%	11.86%
Return After Taxes on Distributions and Sale of Fund Shares	(1.75)%	5.91%	10.37%
Russell 3000 Index	(5.24)%	7.91%	13.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2017.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

Summary Prospectus	|	13

Fund Summary

SA U.S. Value Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.50%
Shareholder servicing fee	0.25%
Other expenses	0.21%
Total annual Investor Class operating expenses	0.96%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$98	$306	$532	$1,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”), that the Sub-Adviser believes are “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios.

The Sub-Adviser generally considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $5.99 billion or above. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that it determines to be

14	|	Summary Prospectus

appropriate. The Sub-Advisor may overweight certain stocks, including small companies, lower relative price (value) stocks and high profitability stock within the large-cap value and mid-cap value segments of the U.S. market. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times underperform equity funds that use other investment strategies.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Summary Prospectus	|	15

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 14.63%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	23.87%
Worst Quarter	9/30/2011	(21.76)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(11.98)%	5.19%	12.43%
Return After Taxes on Distributions	(13.88)%	3.41%	11.29%
Return After Taxes on Distributions
and Sale of Fund Shares	(5.78)%	4.00%	10.33%
Russell 1000 Value Index	(8.27)%	5.95%	11.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

16	|	Summary Prospectus

Fund Summary

SA U.S. Small Company Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.65%
Shareholder servicing fee	0.25%
Other expenses	0.25%
Total annual Investor Class
operating expenses	1.15%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$366	$633	$1,399

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of securities listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”). The Sub-Adviser generally considers small cap companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $8.1 billion or below. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies.

Using a market capitalization weighted approach, the Sub-Adviser purchases a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small cap company, the greater its representation in the Fund. The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, momentum, trading strategies, liquidity, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

Summary Prospectus	|	17

In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

18	|	Summary Prospectus

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 13.78%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	24.06%
Worst Quarter	9/30/2011	(21.76)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(12.78)%	3.30%	12.55%
Return After Taxes on Distributions	(13.44)%	1.91%	11.67%
Return After Taxes on Distributions
and Sale of Fund Shares	(7.11)%	2.53%	10.50%
Russell 2000 Index	(11.01)%	4.41%	11.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

Summary Prospectus	|	19

Fund Summary

SA International Value Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.65%
Shareholder servicing fee	0.25%
Other expenses	0.22%
Total annual Investor Class operating expenses	1.12%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$114	$356	$617	$1,364

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by purchasing securities of large non-U.S. companies in countries with developed markets that Dimensional Fund Advisors LP (the “Sub-Adviser”) determines to be value stocks.

The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float (a company’s share capital that is freely available for trading), momentum, trading strategies, liquidity, size, value, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. The Sub-Advisor may overweight certain stocks, including small companies, lower relative price (value) stocks and high profitability stock within the large-cap value and mid-cap value segments of the U.S. market. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund invests in companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time. The Fund is authorized to invest in the stocks of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. Under normal market conditions, the Sub-Adviser intends

20	|	Summary Prospectus

to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Fund intends to purchase securities of large companies associated with developed market countries that the Sub-Adviser has designated as approved markets. The Sub-Adviser determines the minimum market capitalization of a large company with respect to each country or region in which the Fund invests. Based on market capitalization data as of August 31, 2019, for the Fund, the market capitalization of a large company in any country or region in which the Fund invests would be $1.61 billion or above. This threshold will change due to market conditions.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●

European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
●

Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●

Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

Summary Prospectus	|	21

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 6.37%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	32.76%
Worst Quarter	9/30/2011	(22.26)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(17.93)%	(0.96)%	5.42%
Return After Taxes on Distributions	(18.14)%	(1.43)%	4.88%
Return After Taxes on Distributions
and Sale of Fund Shares	(10.19)%	(0.61)%	4.37%
MSCI World Ex. U.S. Value Index
(net div.)	(15.06)%	(0.73)%	5.69%

22	|	Summary Prospectus

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.
●	Mary T. Phillips, Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

Fund Summary

SA International Small Company Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), a separate registered investment company with the same investment objective and investment policies as the Fund.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.25%
Shareholder servicing fee	0.25%
Other expenses	0.26%
Acquired fund fees and expenses	0.54%
Total annual Investor Class operating expenses	1.30%
Fee waiver and/or expense reimbursement(1)	(0.01%)
Total annual Investor Class operating
expenses after fee waiver and/or expense
reimbursement	1.29%

(1)	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual Investor Class operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 0.75%. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

Summary Prospectus	|	23

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$132	$411	$713	$1,570

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of the DFA Portfolio and the DFA Portfolio does not pay transaction costs when buying and selling shares of the Underlying Funds (as defined below); however, each of the Underlying Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying Funds, which are not reflected in Annual Class Operating Expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in: The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”), The Asia Pacific Small Company Series (the “Asia Pacific Series”) and The Canadian Small Company Series (the “Canadian Series”) (each an “Underlying Fund” and together, the “Underlying Funds”), each of which is a series of The DFA Investment Trust Company. From time to time, Dimensional Fund Advisors LP (the “Sub-Adviser”) may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. In general, this means that the higher the relative market capitalization of the issuer within an eligible country or region, the greater its representation in the Underlying Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Underlying Funds of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

As of August 31, 2019, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 35%
United Kingdom Series	10% - 30%
Continental Series	25% - 50%
Asia Pacific Series	5% - 25%
Canadian Series	5% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. The Underlying Funds invest primarily in countries that the Sub-Adviser views as developed market countries. Each Underlying Fund may lend its portfolio securities to generate additional income.

24	|	Summary Prospectus

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an investment management fee from the DFA Portfolio for the services the Sub-Adviser provides to the DFA Portfolio. The Sub-Adviser also receives investment management fees for providing investment management services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●

Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. In addition, the Fund’s net asset value is subject to the fluctuations in the net asset value of the DFA Portfolio and, indirectly, the net asset values of the Underlying Funds. The ability of the Fund to achieve its investment objective depends: on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives, on the Sub-Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds, and the Sub-Adviser’s selection of securities for the Underlying Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the DFA Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. There can be no assurance that the investment objective of the Fund, the DFA Portfolio or any Underlying Fund will be achieved. Duplication of expenses is a risk when a fund invests in other investment companies. When the DFA Portfolio invests in Underlying Funds, investors are subject to their proportionate share of the expenses of these Underlying Funds in addition to the expenses of the DFA Portfolio and the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the DFA Portfolio’s allocation to the Underlying Funds changes from time to time, or to the extent that the expense ratios of the DFA Portfolio or the Underlying Funds change, the operating expenses of the DFA Fund and the Underlying Funds borne by the Fund may increase or decrease.

●	Market Risk: The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

●	Small Company Stock Risk: The stocks of small companies may involve more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. The Underlying Funds do not hedge foreign currency risk.

Summary Prospectus	|	25

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Underlying Fund shares (and, indirectly, the Fund shares) may fall. The value of the Underlying Fund shares (and, indirectly, the Fund shares) could also fall if a loan is called and the Underlying Fund is required to liquidate reinvested collateral at a loss or if the Underlying Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

26	|	Summary Prospectus

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 10.03%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	31.16%
Worst Quarter	9/30/2011	(19.78)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(20.06)%	0.96%	8.39%
Return After Taxes on Distributions	(21.16)%	0.05%	7.65%
Return After Taxes on Distributions
and Sale of Fund Shares	(10.92)%	0.81%	6.81%
MSCI World Ex. U.S. Small Cap
Index (net div.)	(18.07)%	2.25%	10.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.
●	Mary T. Phillips, Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2017.

●	Arun C. Keswani, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

Summary Prospectus	|	27

Fund Summary

SA Emerging Markets Value Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)
Management fees	0.92%
Shareholder servicing fee	0.25%
Other expenses	0.45%
Total annual Investor Class operating expenses	1.62%
Fee waiver and/or expense reimbursement(1)	(0.27)%
Total annual Investor Class operating
expenses after fee waiver and/or
expense reimbursement	1.35%

(1)	The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual Investor Class operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 1.35%. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$137	$457	$829	$1,875

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that Dimensional Fund Advisors LP (the “Sub-Adviser”) considers to be “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In addition, the Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, trading strategies, liquidity, profitability, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value.

28	|	Summary Prospectus

The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. The Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. In addition, the Fund may also continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are approved market securities.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations. The minimum market capitalization of any company eligible for purchase is generally $50 million. This threshold will vary with market conditions.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●

Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can

Summary Prospectus	|	29

fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis.Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was (1.08)%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2009	44.78%
Worst Quarter	9/30/2011	(25.71)%

Average Annual Total
Returns (for periods
ended December 31, 2018)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	(12.10)%	0.01%	6.98%
Return After Taxes on Distributions	(12.30)%	(0.14)%	6.75%
Return After Taxes on Distributions
and Sale of Fund Shares	(6.73)%	0.18%	5.82%
MSCI Emerging Markets Value
Index (net div.)	(10.74)%	0.51%	6.99%

30	|	Summary Prospectus

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Mary T. Phillips, Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

Fund Summary

SA Real Estate Securities Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)
Management fees	0.45%
Shareholder servicing fee	0.25%
Other expenses	0.34%
Total annual Investor Class operating expenses	1.04%
Fee waiver and/or expense reimbursement(1)	(0.09)%
Total annual Investor Class operating
expenses after fee waiver and/or
expense reimbursement	0.95%

(1)

The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses so that the total annual Investor Class operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are limited to 0.95%. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those

Summary Prospectus	|	31

periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$97	$313	$557	$1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Investor Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction or sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”), using a free float-adjusted market capitalization weighted approach. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Risk of Concentrating in the Real Estate Industry: The Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. The Fund’s performance may be materially different from the broad U.S. equity market.

●	Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates,

32	|	Summary Prospectus

and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

●	Interest Rate Risk: Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.
●	Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of the Fund’s portfolio.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Investor Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 27.36%.

Summary Prospectus	|	33

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2009	33.42%
Worst Quarter	3/31/2009	(32.36)%

Average Annual Total
Returns (for periods
ended December 31, 2018)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	(3.86)%	7.43%	11.51%
Return After Taxes on Distributions	(5.22)%	6.25%	10.54%
Return After Taxes on Distributions
and Sale of Fund Shares	(2.15)%	5.35%	9.11%
Dow Jones U.S. Select REIT Index	(4.22)%	7.89%	12.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2017.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 35 of this Prospectus.

34	|	Summary Prospectus

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

Buying and Selling Fund Shares

Investor Class shares of each Fund are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. Although Investor Class shares do not have an initial or subsequent investment minimum for any individual fund, there is a minimum aggregate investment requirement of $100,000 across Investor Class shares of the SA Funds. You may buy or sell Investor Class shares of the SA Funds on any day that the NYSE is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of Investor Class shares of a Fund generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell Investor Class shares of the SA Funds.

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent a Fund makes actual or deemed distributions to you of ordinary income, net capital gains or a combination of the two. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Investment Providers and Other Financial Intermediaries

When you purchase shares of a Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of Fund shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

Call toll-free 1.844.366.0905	Prospectus	|	35

Asset Allocation and Investment Philosophy

SA Funds – Investment Trust (the “Trust”) is a mutual fund family that offers 10 separate investment funds (each a “Fund”). Each Fund has its own distinct risk and reward characteristics and investment objective, policies and strategies.

Fixed Income Funds:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund (each a “Fixed Income Fund” and, together, the “Fixed Income Funds”)

Equity Funds:

SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund (each an “Equity Fund” and, together, the “Equity Funds”)

Allocation Fund:

SA Worldwide Moderate Growth Fund

Select Class shares of the Fixed Income Funds and the Equity Funds and shares of the SA Worldwide Moderate Growth Fund are offered in separate prospectuses. The Fixed Income Funds and the Equity Funds together are referred to in this Prospectus as the “SA Funds.”

The SA Funds are available for investment through BAM Advisor Services, LLC’s (the “Adviser”) relationship with registered investment advisors across the United States and their investment advisor representatives (who may be affiliated with the Adviser), brokerage firms and retirement programs.

The Adviser provides investment management and practice management services to many of the investment advisors who offer and sell SA Funds shares to their clients. The Adviser offers portfolio and investment strategy tools to these advisors and their clients that are designed to allocate investments according to clients’ reported investment objectives, risk tolerance levels and investment horizons. For example, the Adviser provides these advisors with exclusive asset allocation and portfolio management programs (the “Structured Investing” programs). The Structured Investing programs are proprietary systems that may invest a part or all of an investment advisor’s client’s assets into a portfolio of the SA Funds (an “Investor Portfolio”). The Structured Investing programs’ allocation across multiple asset classes is a central theme of the Adviser’s investment philosophy. The degree to which an Investor Portfolio may be invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/reward potential represented by each Fund. Some Funds may have more volatile returns than others. Because of the historically lower correlation among certain asset classes, an Investor Portfolio that represents a range of asset classes as part of a diversified asset allocation strategy is intended to reduce the portfolio’s overall level of volatility risk. The Adviser will periodically rebalance an Investor Portfolio within the designated asset allocation’s range. An investment advisor’s client does not pay a separate fee to the Adviser in connection with these services as they pertain to assets that are invested in the SA Funds. The Adviser is compensated by advisory and other fees paid by the SA Funds. Clients may be charged a fee for investments in securities and/or funds of unaffiliated issuers.

The Adviser also uses the same investment philosophy in creating and maintaining proprietary investment models for use by other investment providers for whom the Adviser does not provide investment management or practice management services.

36	|	http://sa-funds.com

The Funds in Greater Detail

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth in the preceding “Fund Summaries.” To help you better understand the SA Funds, this section provides a detailed discussion of each Fund’s investment policies, strategies and associated risks. However, this Prospectus does not describe all of a Fund’s investment practices. Each Fund may also use strategies and invest in securities described in the Statement of Additional Information (SAI”). Each Fund’s investment objective (goal) may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without shareholder approval.

Fixed Income Funds

SA U.S. Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

●	dollar-denominated obligations of foreign issuers issued in the United States;

●	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;

●	commercial paper;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

●	repurchase agreements.

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality. The average weighted length of maturity of the Fund’s investments will not exceed three years.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five

Call toll-free 1.844.366.0905	Prospectus	|	37

consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. This policy can only be changed by a vote of shareholders. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry. Once the Fund concentrates its investments in the banking industry, it may remain concentrated in the banking industry until its new investments, pursuant to the normal course of executing its investment strategy, cause it to have less than 25% of its assets in obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within three years of the date of settlement, provided that such obligations meet the Fund’s established credit rating or other criteria as stated in “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA Global Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;

●	obligations of other U.S. and foreign issuers including:

●	corporate debt obligations;

●	commercial paper;

●	bank obligations; and

●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit

38	|	http://sa-funds.com

of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. The Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the countries listed above. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries but had been authorized for investment in the past. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets, or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	39

Additional Information About the Fixed Income Funds

Description of Investments

The following investment terms are used to describe some of the securities in which the Fixed Income Funds may invest. All ratings described below apply at the time of investment.

U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

U.S. Government Agency Obligations – Debt securities issued or guaranteed by U.S. government-sponsored instrumentalities or federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies or instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association (Ginnie Mae), including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae).

Corporate Debt Obligations – Investment grade corporate debt securities (e.g., bonds and debentures).

Commercial Paper – An unsecured promissory note with a fixed maturity generally from 1 to 365 days. Commercial paper must be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances. Bank certificates of deposit must be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

Supranational Organization Obligations – Debt securities of supranational organizations such as the European Investment Bank and the World Bank, which are chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

Repurchase Agreements – Instruments through which a Fund purchases securities (the “underlying securities”) from a bank, or a registered U.S. government securities dealer, or such other counterparties with creditworthiness and other characteristics deemed appropriate by the Sub-Adviser, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government or agency obligations described above. A Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of a Fund’s net assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days may be subject to a Fund’s investment restriction on illiquid investments. A Fund will only invest in repurchase agreements with banks, U.S. government securities dealers and/or other counterparties, as described above, that are approved by the Investment Committee of the Sub-Adviser. The Sub-Adviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

Foreign Government or Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments or their agencies or instrumentalities. Some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision, and some are not. Government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

40	|	http://sa-funds.com

Money Market Funds – Money market funds that may be registered, unregistered, affiliated or unaffiliated. Each Fixed Income Fund may invest in money market funds pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

The following investment terms are applicable only to SA Global Fixed Income Fund:

Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

Foreign Currency Forward Contracts – Contracts that involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract.

The Fixed Income Funds’ investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the U.S. Treasury bill rate.

All ratings described in this Prospectus apply at the time of investment.

Additional Investment Strategies and Risks of the Fixed Income Funds

Portfolio Turnover. Each Fixed Income Fund may engage in frequent trading of portfolio securities and, therefore, is expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. While the Fixed Income Funds generally acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Sub-Adviser’s judgment, the monthly return of a Fixed Income Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

Securities Lending. The SA Global Fixed Income Fund may seek additional income by lending portfolio securities to institutions. By reinvesting any cash collateral the Fund receives in these transactions, it could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Fund could lose money.

Expected Credit and Expected Term Premiums. The Sub-Adviser will manage each Fixed Income Fund with a view toward capturing expected credit and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and the term “expected term premium” means the expected relative return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In implementing this strategy, although the SA Global Fixed Income Fund may primarily invest in foreign obligations, the Fund may invest in U.S. obligations when the Sub-Adviser believes that foreign securities do not offer expected term premiums that compare favorably with those offered by U.S. securities.

Derivatives. The SA Global Fixed Income Fund may invest in foreign currency forward contracts, which are forms of derivatives. Each Fixed Income Fund may invest in futures and options, which are also forms of derivatives. A derivative is a financial contract the value of which is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (i.e., attempting to reduce risk by offsetting one investment position with another) or speculation (i.e., taking a position in the hope of increasing return). The Fixed Income Funds will not use derivatives for speculative purposes. The main risk with derivatives is that some types of derivatives can amplify a

Call toll-free 1.844.366.0905	Prospectus	|	41

gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fixed Income Funds.

The SA Global Fixed Income Fund may, but is not required to, use foreign currency forward contracts. The Fund may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A foreign currency forward contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Each Fixed Income Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates or other economic factors.

Equity Funds

About Tax-Efficient Management Techniques

The Sub-Adviser may use some or all of the following tax-efficient portfolio management techniques, with respect to SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Market Value Fund, and SA U.S. Core Market Fund, in an attempt to minimize taxable distributions by those Funds, particularly distributions of net short-term capital gains (i.e., the excess of realized gains over losses on securities held for up to one year) and current income other than “qualified dividend income” (see “Distributions and Taxes — Taxes on Distributions”), which are taxed at a higher rate than distributions of net long-term capital gains (i.e., the excess of realized gains over losses on securities held for more than one year):

Delaying and reducing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated when prudent to do so).

Considering the extent to which any realized net capital gains are long-term (i.e., taxable at lower capital gains tax rates).

Minimizing dividend income that is not “qualified dividend income.”

Limiting portfolio turnover, when prudent to do so.

Investment Terms

The following investment terms are used to describe some or all of the Equity Funds’ investment strategies:

Market Capitalization — Market capitalization (or “market cap”) is the product of the number of shares of a company’s stock outstanding, as determined by the Sub-Adviser, multiplied by the price per share.

Market Capitalization Weighting — A portfolio or index is market capitalization weighted when the amount of a stock in the portfolio or index is proportionate to that stock’s market capitalization compared to the market capitalization of all of the stocks in the portfolio or index. The higher a stock’s relative market cap, the greater its representation in the portfolio or index will be.

42	|	http://sa-funds.com

Market Capitalization Weighted Approach — This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. For the purposes of this Prospectus, when investing on a market capitalization weighted basis, the Sub-Adviser may, in its discretion, adjust the representation in a Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, size, value, momentum, investment characteristics and other factors that the Sub-Adviser determines appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time. An Equity Fund may deviate from market capitalization weighting for a variety of reasons, including to limit or fix the exposure to a particular country or issuer to a maximum proportion of its assets. See “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices— Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for further details.

Total Market Capitalization — For the purposes of this Prospectus, total market capitalization of U.S. stocks is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

Call toll-free 1.844.366.0905	Prospectus	|	43

SA U.S. Core Market Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of U.S. companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser limits the universe of eligible securities in which the Fund may invest to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $2.3 billion or above. This dollar amount will vary due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. For purposes of the U.S. Micro Cap Portfolio, the Sub-Adviser considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

The Sub-Adviser does not receive any sub-advisory fee from the Fund for its sub-advisory services with respect to Fund assets invested in the U.S. Micro Cap Portfolio. As the adviser of the U.S. Micro Cap Portfolio, the Sub-Adviser receives an advisory fee from the U.S. Micro Cap Portfolio. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser. The Fund will bear its proportionate share of the other expenses of the U.S. Micro Cap Portfolio.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

44	|	http://sa-funds.com

SA U.S. Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

The Sub-Adviser considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $5.99 billion or above. This dollar amount will vary due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	45

SA U.S. Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of small cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser considers small cap companies to be companies whose market capitalizations generally are either in the lowest 12.5% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $8.1 billion or below. This dollar amount will vary due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

If the Fund must sell securities in order to obtain funds to make redemption payments, it may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

46	|	http://sa-funds.com

SA International Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by purchasing securities of large non-U.S. companies using a market capitalization weighted approach in countries with developed markets that the Sub-Advisor determines to be value stocks. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios as well as economic conditions and developments in the issuer’s industry. The Sub-Advisor may also adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Sub-Advisor determines to be appropriate. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

The Fund invests in Approved Market Securities of companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). The Fund is authorized to invest in Approved Market Securities of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above. The Sub-Adviser will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of countries that are not listed above as authorized countries but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved countries. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the minimum market capitalization of large and mid cap companies that may be purchased by the Fund with respect to each country or region. Based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company in any country or region in which the Fund invests would be approximately $1.61 billion or above. This threshold will vary by country and region and will change with market conditions.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Call toll-free 1.844.366.0905	Prospectus	|	47

Portfolio Construction

The Fund intends to purchase securities within each authorized country or region using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviations from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser, using this approach and its judgment, will seek to set country or region weights based on the relative market capitalization of eligible large and mid cap non-U.S. companies within each country or region. The Sub-Adviser may reset the market capitalization floor from time to time to reflect changing market conditions. The weighting of certain countries or regions in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

48	|	http://sa-funds.com

SA International Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in the following Underlying Funds: the Japanese Series, the United Kingdom Series, the Continental Series, the Asia Pacific Series and the Canadian Series, each of which is a series of The DFA Investment Trust Company. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. From time to time, the Sub-Adviser may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

As of August 31, 2019, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 35%
United Kingdom Series	10% - 30%
Continental Series	25% - 50%
Asia Pacific Series	5% - 25%
Canadian Series	5% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. In setting the allocation, the Sub-Adviser will first consider the market capitalizations of all eligible companies in each of the Underlying Funds. The Sub-Adviser expects to change the relative weights ascribed to each Underlying Fund, based on the Sub-Adviser’s updated market capitalization calculations, when the Sub-Adviser determines that material changes in the relative values ascribed by market forces to each relevant geographic area have occurred. Adjustments may be made by applying future purchases by the DFA Portfolio in proportions necessary to rebalance the investment portfolio of the DFA Portfolio.

Each Underlying Fund invests in Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for the definition of “Approved Market Securities”). The Underlying Funds invest in countries that the Sub-Adviser views as developed market countries. Each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

Each Underlying Fund may lend its portfolio securities to generate additional income.

In addition to money market instruments and other short-term investments, the DFA Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Each Underlying Fund may engage in short-term trading. Each Underlying Fund may invest in ETFs and similarly structured pooled investments and use derivatives, such as futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Underlying Fund or enter into futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices, including those of the United States. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Call toll-free 1.844.366.0905	Prospectus	|	49

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an administration fee from the DFA Portfolio and also receives administration and advisory fees for providing administration and advisory services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objective and policies of the Fund in this Prospectus, you should assume that the investment objectives and policies of the DFA Portfolio are the same in all material respects as those of the Fund and that, during periods when the Fund has invested its assets in the DFA Portfolio, the descriptions of the Fund’s investment strategies and risks should be read as also applicable to the DFA Portfolio.

Underlying Fund-Specific Policies

The following are the investment policies of each Underlying Fund in which the DFA Portfolio invests.

Japanese Series

The Japanese Series generally will purchase a broad and diverse group of readily marketable securities of Japanese small companies. The Japanese Series invests in Approved Market Securities of companies associated with Japan. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in Japan by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider Japanese small companies to be those companies with a market capitalization below $2.0 billion. This threshold will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Japanese Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Japanese Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

United Kingdom Series

The United Kingdom Series generally will purchase a broad and diverse group of readily marketable securities of United Kingdom small companies. The United Kingdom Series invests in Approved Market Securities of companies associated with the United Kingdom. As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in the United Kingdom by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider United Kingdom small companies to be those companies with a market capitalization below $4.5 billion. This threshold will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

50	|	http://sa-funds.com

The United Kingdom Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The United Kingdom Series may invest in ETFs and similarly structured pooled investments that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the United Kingdom Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Continental Series

The Continental Series generally will purchase a broad and diverse group of readily marketable securities of small European companies. The Continental Series is authorized to invest in Approved Market Securities associated with Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. The Continental Series may also invest up to 20% of its net assets in small companies associated with non-European countries that are designated as approved markets by the Investment Committee of the Sub-Adviser. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.

The Sub-Adviser measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region. Based on market capitalization data as of August 31, 2019, the market capitalization of a small company in any country or region in which the Continental Series invests would be below $7.0 billion. This threshold will vary by country or region. For example, as of August 31, 2019, the Sub-Adviser would consider a small company in the European Monetary Union to have a maximum market capitalization of approximately $6.3 billion, a small company in Denmark to have a market capitalization of approximately $4.5 billion and a small company in Sweden to have a market capitalization of approximately $2.5 billion. These thresholds will vary due to market conditions. The Sub-Adviser will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. The Continental Series may invest in ETFs and similarly structured pooled investments that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Continental Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Asia Pacific Series

The Asia Pacific Series generally will purchase a broad and diverse group of securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries. The Asia Pacific Series is authorized to invest in Approved Market Securities associated with Australia, Hong Kong, New Zealand and Singapore. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.

The Sub-Adviser measures company size on a country-specific basis and based primarily on market capitalization. In the countries authorized for investment, the Sub-Adviser first ranks eligible companies based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment. This threshold will vary by country. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider Asia Pacific small companies to be those companies with a market

Call toll-free 1.844.366.0905	Prospectus	|	51

capitalization below $2.6 billion in Australia, $4.2 billion in Hong Kong, $2.0 billion in New Zealand and $3.8 billion in Singapore. These thresholds will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Asia Pacific Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Asia Pacific Series of holdings in a particular country. The Asia Pacific Series may invest in ETFs and similarly structured pooled investments that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Canadian Series

The Canadian Series generally will purchase a broad and diverse group of readily marketable securities of Canadian small companies. The Canadian Series invests in Approved Market Securities of companies associated with Canada. As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets in securities of Canadian small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Canada. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider Canadian small companies to be those companies with a market capitalization below $3.4 billion. This threshold will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Canadian Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Canadian Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Canadian Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Portfolio Construction

The Underlying Funds in which the DFA Portfolio invests use a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

The decision to include or exclude the shares of an issuer is made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

If any Underlying Fund must sell securities in order to obtain funds to make redemption payments, that Underlying Fund may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

52	|	http://sa-funds.com

Fund Structure

Through the daily calculation of the DFA Portfolio’s net asset value (“NAV”) per share, the value of each shareholder’s, including the Fund’s, investment in the DFA Portfolio, will be adjusted to reflect each such shareholder’s proportionate share of the expenses of the DFA Portfolio, which expenses will include the DFA Portfolio’s share of the indirect operating expenses of the Underlying Funds.

The shares of the DFA Portfolio are generally available to institutional investors, clients of certain registered investment advisors and financial institutions, and a limited number of certain other investors as approved from time to time by the Sub-Adviser and the shares of the Underlying Funds are generally available to institutional investors. Offerings to institutional investors by the DFA Portfolio and the Underlying Funds (collectively, the “Other Funds”) serve the purposes of increasing the assets available for investment, reducing expenses as a percentage of total assets and achieving other economies that might be available at higher asset levels. Investment in the Other Funds by other institutional investors offers potential benefits to the Other Funds, and to the Fund through its investment in the DFA Portfolio. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Other Funds. Also, if an institutional investor were to redeem its interest in the Other Funds, the remaining investors therein could experience higher pro rata operating expenses, thereby producing lower returns, and the Other Funds’ security holdings may become less diverse, resulting in increased risk.

Institutional investors that have a greater pro rata ownership interest in the DFA Portfolio than the Fund does could have effective voting control over the operation of the DFA Portfolio.

Other institutional investors, including other mutual funds, may invest in the Other Funds, and the expenses of such other institutional investors and, correspondingly, their returns may differ from those of the Fund. For information about the availability of investing in any Other Fund, other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, (512) 306-7400.

A redemption by the Fund of all or part of its investment in the DFA Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash when necessary. In addition, a distribution in kind to the Fund could result in its having a less diversified portfolio of investments and could adversely affect its liquidity. Moreover, a distribution in kind, or in cash, by the DFA Portfolio pursuant to a redemption will constitute a taxable exchange for federal income tax purposes, resulting in gain or loss to the Fund to the extent that the redemption distribution is more or less than the Fund’s basis in the redeemed shares. Any net capital gains so realized will be distributed to the Fund’s shareholders as described in the section entitled “Distributions and Taxes—Distributions.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	53

SA Emerging Markets Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In addition, the Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, size, value, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. The Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. The Sub-Adviser will determine in its discretion when and whether to invest in approved markets depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds— Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may invest in ETFs and similarly structured pooled investments that provide exposure to approved markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more approved markets, although it intends to do so only where access to those markets is otherwise significantly limited.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

54	|	http://sa-funds.com

Portfolio Construction

The Fund intends to purchase securities within authorized countries using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviations from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser, using this approach and its judgment, will generally seek to set country weights based on the relative market capitalization of eligible companies. The weighting of countries in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	55

SA Real Estate Securities Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, using a free float-adjusted market capitalization weighted approach.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain (as defined under “Distributions and Taxes—Taxes on Distributions”)) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in equity REITs and hybrid REITs.

As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

It is the intention of the Fund to invest in the securities of eligible companies using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. Periodically, the Sub-Adviser may expand the Fund’s schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

56	|	http://sa-funds.com

Additional Information about the Equity Funds

Description of Certain Investment Practices

Portfolio Transactions

Portfolio investments of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), will generally be made in eligible securities using a market capitalization weighted approach. The Sub-Adviser may, in its discretion, adjust the market capitalization weighting as described under “—Market Capitalization Weighting and Deviation from Market Capitalization Weighting.” However, securities in each Equity Fund’s portfolio will generally not be purchased or sold based on the prospects for the economy or securities markets. Securities in each Equity Fund’s portfolio that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities in each Equity Fund’s portfolio will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities in each Equity Fund’s portfolio, including those eligible for purchase, may be disposed of at any time when, in the Sub-Adviser’s judgment, circumstances, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities in each Equity Fund’s portfolio will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Equity Fund.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by each Equity Fund as additional cash becomes available to it. Each Equity Fund is also authorized to make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash (i.e., a redemption in-kind), when in the best interests of the Equity Fund. Such distributions will be made in accordance with the U.S. federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that are received in payment of redemptions. Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Equity Fund might not be able to purchase the number of shares that adherence to market capitalization weighting might require.

Any total market capitalization ranges and any value criteria used by the Sub-Adviser for an Equity Fund generally apply at the time of purchase by the Equity Fund and an Equity Fund will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in each Equity Fund’s portfolio do pay dividends. It is anticipated, therefore, that each Equity Fund will receive dividend income.

Market Capitalization Weighting and Deviation from Market Capitalization Weighting

The investment portfolios of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), use a market capitalization weighted approach. This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the Sub-Adviser for a variety of reasons. An Equity Fund or Underlying Fund may deviate from its market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of such Equity Fund or Underlying Fund. Additionally, the Sub-Adviser may adjust the representation of an eligible company in a Fund or Underlying Fund, or exclude a company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, momentum, trading strategies, liquidity, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time. The Sub-Adviser may exclude

Call toll-free 1.844.366.0905	Prospectus	|	57

the stock of a company that meets applicable market capitalization criterion if the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in deviations from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (1) those held by strategic investors (such as governments, controlling shareholders and management), (2) treasury shares or (3) shares subject to ownership restrictions. Free float adjustments may also be made based on a company’s market capitalization. Deviation also will occur because the Sub-Adviser generally intends to purchase in round lots. Furthermore, the Sub-Adviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20%, of each Equity Fund’s and Underlying Fund’s assets may be invested in short-term, high-quality, highly-liquid, fixed income obligations, thereby causing further deviation from market capitalization weighting. Finally, tax management strategies undertaken by SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund may also cause further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase by each Equity Fund and Underlying Fund or otherwise represented in the portfolio of such Equity Fund or Underlying Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Sub-Adviser will determine those companies eligible for investment by an Equity Fund or Underlying Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Sub-Adviser’s then-current requirements for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of an Equity Fund or Underlying Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country or region weights may be based on the total market capitalization of companies within each country or region. The calculation of country or region market capitalization may take into consideration the free float of companies within a country or region or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of the Sub-Adviser may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of an Equity Fund or Underlying Fund. Country or region weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries or regions may vary from their weighting in published international indices.

For each Equity Fund (including the Underlying Funds of the DFA Portfolio) that invests in companies that the Sub-Adviser considers to be small capitalization, the Sub-Adviser may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the Sub-Adviser determines it to be appropriate. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normal circumstances, each Equity Fund will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the Equity Fund invests.

Securities Lending

Each Equity Fund and Underlying Fund may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Equity Fund or Underlying Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Equity Fund or Underlying Fund could lose money.

58	|	http://sa-funds.com

Cash Management

Each Equity Fund and Underlying Fund may invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

Temporary Defensive Positions

Notwithstanding each Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. In addition, SA Emerging Markets Value Fund may, for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies. To the extent that an Equity Fund adopts a temporary defensive position, the Equity Fund may not achieve its investment objective.

Master-Feeder Structure

Each Equity Fund reserves the right to convert to a “master-feeder” structure at a future date. Under such a structure, generally one or more feeder funds invest all or substantially all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities. An Equity Fund will notify shareholders prior to any such conversion.

Short-Term Trading

Each Equity Fund and Underlying Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Equity Fund’s performance.

Description of Certain Security Types

Approved Market Securities

The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund invest in Approved Market Securities. “Approved Market Securities” are securities of companies in countries designated by the Investment Committee of the Sub-Adviser from time to time (“approved markets”) listed on bona fide securities exchanges or listed on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depository Receipts, Global Depository Receipts, American Depository Receipts or other types of depository receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund will consider for purchase securities that are associated with an approved market, and may include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an approved market; (b) securities for which the principal trading market is in an approved market; (c) securities issued or guaranteed by the government of an approved market country, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities denominated in an approved market currency issued by companies to finance operations in approved markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of their assets in approved markets; (f) equity securities of companies in approved markets in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in approved market securities or derivative instruments that derive their value from approved market securities; or (h) securities included in a Fund’s respective benchmark index. Approved Market Securities may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the Approved Market Securities may reflect economic and market forces in such other countries or regions as well as in the approved markets. The Sub-Adviser,

Call toll-free 1.844.366.0905	Prospectus	|	59

however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in approved markets. For example, the Sub-Adviser may invest in companies organized and located in the United States or other countries outside of approved markets, including companies having their entire production facilities outside of approved markets, when such companies meet the criteria discussed above to be considered associated with approved markets.

In determining what countries are approved markets, the Sub-Adviser may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, Morgan Stanley Capital International and Citigroup. Approved markets may not include all such emerging markets. In determining whether to approve markets for investment, the Sub-Adviser will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets.

Derivatives

Each Equity Fund and Underlying Fund may use derivatives. Derivatives are instruments, such as futures, options on futures contracts, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested.

Each Equity Fund and Underlying Fund may each, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested, maintaining liquidity to pay redemptions or pending direct investments in securities and adjusting market exposure based on actual or expected cash inflows to or outflows from the Funds. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When an Equity Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When an Equity Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Equity Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; and losses due to unanticipated market movements, which are potentially unlimited.

Exchange-Traded Funds

Each Equity Fund and Underlying Fund is authorized to invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company or other pooled investment vehicle that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index and may not necessarily represent the strategy of an Equity Fund or Underlying Fund. The risk of not correlating to the index is an additional risk to the investors of ETFs. When an Equity Fund or Underlying Fund invests in an ETF, shareholders of the Equity Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

60	|	http://sa-funds.com

Additional Information About Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the SA Funds. Like all mutual funds, an investment in the SA Funds is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

	SA	SA	SA		SA		SA	SA	SA
	U.S.	Global	U.S.	SA	U.S.	SA	International	Emerging	Real
	Fixed	Fixed	Core	U.S.	Small	International	Small	Markets	Estate
	Income	Income	Market	Value	Company	Value	Company	Value	Securities
Risk	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Banking Concentration Risk	X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Derivatives Risk		X	X	X	X	X	X	X	X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Foreign Government
and Supranational
Organizations Risk	X	X
Foreign Securities and
Currency Risk		X				X	X	X
Foreign Securities Risk	X
Fund of Funds Risk			X				X
Hedging Risk		X
Income Risk	X	X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
Large Investor Risk	X	X	X	X	X	X		X	X
LIBOR Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company
Stock Risk			X	X		X		X
Profitability Investment Risk			X
Real Estate and REIT
Investment Risk									X
Risk of Concentrating in the Real
Estate Industry									X
Securities Lending Risk		X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X		X		X

Call toll-free 1.844.366.0905	Prospectus	|	61

●	Banking Concentration Risk: To the extent the SA U.S. Fixed Income Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. A variety of factors may adversely affect the profitability or viability of the banking industry or certain banks, including industry consolidation, increased competition and ongoing changes to the regulatory framework that governs the banking industry.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value. A change in the credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

●

Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value. There is also a risk that cybersecurity breaches may not be detected. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of SA Real Estate Securities Fund’s portfolio.

●	Derivatives Risk: Consistent with the terms in its registration statement, a Fund may invest in derivative instruments for hedging purposes and/or to equitize cash and cash equivalents held in its portfolio. Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

62	|	http://sa-funds.com

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the EU in June 2016 (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended, and it is possible that the negotiation period may be further extended. However, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom. If the United Kingdom exits the EU without reaching an agreement with the EU on the terms of its exit, the impact of Brexit may be heightened. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●

Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, SA Global Fixed Income Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. The SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to foreign government obligations it holds and the SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to supranational organization obligations they hold. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

●

Foreign Securities and Currency Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Investments in foreign securities are subject to fluctuations in currency exchange rates, which may negatively affect the value of the Fund’s portfolio. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Sub-Adviser invests in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc. In addition, international trade tensions may arise

Call toll-free 1.844.366.0905	Prospectus	|	63

from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on one or more national economies and also negatively impact a Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in a Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

●	Foreign Securities Risk (SA U.S. Fixed Income Fund): U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, these securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although securities of foreign issuers offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

●	Fund of Funds Risk: The investment performance of a Fund that invests in one or more underlying investment companies or other pooled investment vehicles is affected by the investment performance of such underlying funds. The ability of a Fund that invests in underlying funds to achieve its investment objective depends on the ability of the relevant underlying funds to meet their investment objectives, and there can be no assurance that the investment objective(s) of such underlying funds will be achieved. A Fund that invests in one or more underlying funds is subject to the risks of the underlying funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies or other pooled investment vehicles.

●	Hedging Risk: Foreign currency forward contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of SA Global Fixed Income Fund’s portfolio holdings increases because of currency fluctuations. There is also a risk that a foreign currency forward contract intended as a hedge may not perform as intended, resulting in a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

●	Income Risk: Because a Fund can only distribute what it earns, a Fund’s distributions to shareholders may decline when prevailing interest rates fall or if a Fund experiences defaults on debt securities it holds. A Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that a Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Low interest rates in the United States and other countries relative to historic rates may increase the Fixed Income Funds’ exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Funds.

64	|	http://sa-funds.com

●	Interest Rate Risk (REITs): Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

●	LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

●	Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that the Fund holds illiquid securities, the Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Market Risk (Equity Funds): The value of the securities in which an Equity Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount an Equity Fund invests in any single company’s equity securities. However, diversification will not protect an Equity Fund against widespread or prolonged declines in the stock market. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data

Call toll-free 1.844.366.0905	Prospectus	|	65

systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Equity Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●

Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of a Fund will be achieved.

●

Market Risk (Fixed Income Funds): The value of the securities in which a Fixed Income Fund invests may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fixed Income Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●

Market Risk (SA International Small Company Fund): The SA International Small Company Fund’s performance is dependent on the performance of the Underlying Funds in which the DFA Portfolio invests. The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount any Underlying Fund invests in any single company’s equity securities. However, diversification will not protect any Underlying Fund against widespread or prolonged declines in the market in which it invests. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Underlying Funds being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●

Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. A Fund may experience difficulty in purchasing or selling securities of medium-size companies at the desired time and price.

●

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

●

Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these

66	|	http://sa-funds.com

entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. A Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

●

Risk of Concentrating in the Real Estate Industry: The SA Real Estate Securities Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, regulatory, cultural or technological developments. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Real estate company prices also may drop because of changes in interest rates or the failure of borrowers to pay their loans and poor management. The Fund’s performance may be materially different from the broad U.S. equity market.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of a Fund that engages in securities lending may fall. The value of shares of a Fund could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Fund’s performance.

●

Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. In addition, small company stocks typically trade in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●

U.S. Government Securities Risk: Although a Fund may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●

Value Stock Risk: Value stocks may perform differently from the market as a whole. In addition, value stocks may underperform when the market favors growth stocks over value stocks. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Call toll-free 1.844.366.0905	Prospectus	|	67

Management

Adviser

BAM Advisor Services, LLC (“BAM” or the “Adviser”), headquartered at 8182 Maryland Avenue, St. Louis, Missouri 63105, with an additional office located at 10 Almaden Blvd., 15th Floor, San Jose, California, 95113, serves as the investment adviser to each Fund. BAM is a fee-only investment adviser and has been providing investment services since 1997, either as BAM or as BAM’s predecessor entity. As of September 30, 2019, BAM had $19.13 billion of regulatory assets under management. In addition, BAM provides administrative, back-office and retirement plan services to $15.02 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of September 30, 2019, BAM’s total amount of assets under management or administration was $34.15 billion.

The Adviser, in its capacity as investment adviser, handles the business affairs of the SA Funds, reviews and determines with the Sub-Adviser the investment objectives, policies and restrictions of each Fund, and oversees the Sub-Adviser. The Adviser has received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, is also permitted to appoint sub-advisers for the SA Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board of Trustees, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. Only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

In its capacity as administrator, the Adviser provides administrative services to the SA Funds.

Prior to November 30, 2018, the Funds’ investment adviser was LWI Financial, Inc. (“LWI”). LWI’s parent company was acquired by Focus Financial Partners, Inc. (“Focus”), a partnership of independent fiduciary wealth management firms. At that time, LWI merged into BAM, a subsidiary of Focus. The merger did not result in any material change to the day-to-day management of the Funds. LWI’s business with respect to the Funds continues to operate as part of BAM following the merger, and the Sub-Adviser’s business with respect to the Funds was not directly affected by the merger.

Sub-Adviser

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. As of September 30, 2019, the Sub-Adviser and its advisory affiliates managed approximately $579 billion in assets firm-wide across the Sub-Adviser and its subsidiaries.

The Sub-Adviser also serves as investment adviser to the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Funds. Investment strategies for the SA Funds are reviewed by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. The Investment Committee reviews all investment-related policies and procedures for the Funds and also approves any changes in regards to approved countries, security types and brokers.

The Sub-Adviser also selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

68	|	http://sa-funds.com

Portfolio Managers

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of the Sub-Adviser. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of certain SA Funds within each category of the SA Funds indicated.

Domestic Equity Funds (includes SA U.S. Core Market Fund,	Jed S. Fogdall,
SA U.S. Value Fund, SA U.S. Small Company Fund and	Lukas J. Smart, and
SA Real Estate Securities Fund)	Joel P. Schneider

International Equity Funds (includes SA International Value Fund,	Jed S. Fogdall,
SA International Small Company Fund and	Arun C. Keswani,
SA Emerging Markets Value Fund)	Mary T. Phillips, and
Bhanu P. Singh

Fixed Income Funds (includes SA U.S. Fixed Income Fund	Joseph F. Kolerich
and SA Global Fixed Income Fund)	and David A. Plecha

Mr. Fogdall is Head of the Global Portfolio Management, Chair of the Investment Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Fogdall has an MBA from the University of California at Los Angeles Anderson School of Management and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a Portfolio Manager in 2004 and has been responsible for the Domestic Equity Funds since 2012 and the International Equity Funds since 2010.

Mr. Singh is a Senior Portfolio Manager and Vice President of the Sub-Adviser. Mr. Singh has an MBA from the University of Chicago and a BA from University of California at Los Angeles. Mr. Singh joined the Sub-Adviser in 2003, has been a portfolio manager since 2012 and has been responsible for the Domestic Equity Funds since 2014.

Mr. Kolerich is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Kolerich has an MBA from the University of Chicago and a BS from Northern Illinois University. Mr. Kolerich joined the Sub-Adviser as a portfolio manager in 2001 and has been responsible for the Fixed Income Funds since 2012.

Mr. Plecha is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been responsible for the Fixed Income Funds since the end of 1991. Mr. Plecha is a CFA charterholder.

Mr. Smart is a Senior Portfolio Manager and Vice President of the Sub-Adviser. Mr. Smart holds an MBA from the University of Chicago Booth School of Business and a BBA from the University of San Diego. Mr. Smart joined the Sub-Adviser in 2007, and has been a portfolio manager since 2010. Mr. Smart is a CFA charterholder.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager, Vice President and Chair of Dimensional’s Corporate Governance Committee and a member of the Investment Committee at the Sub-Adviser. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013.

Ms. Phillips is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager, Vice President and a member of the Investment Committee and Investment Research Committee at the Sub-Adviser. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Sub-Adviser in 2012 and has been a portfolio manager since 2014. Ms. Phillips is a CFA charterholder.

Call toll-free 1.844.366.0905	Prospectus	|	69

Mr. Keswani is a Senior Portfolio Manager and Vice President at the Sub-Adviser. Mr. Keswani holds an MBA from the MIT Sloan School of Management, an MS from The Pennsylvania State University and a BS from Purdue University. Mr. Keswani joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013. Mr. Keswani is a CFA charterholder.

The SA Funds’ SAI Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of SA Fund shares.

Management Fees

The following chart shows the aggregate annual investment management fees (including sub-advisory fees) that each Fund paid to the Adviser and the Sub-Adviser during the fiscal year ended June 30, 2019, pursuant to the Advisory Agreement and the Sub-Advisory Agreement. Please refer to the “Fund Summary” for each Fund for more information about the fees payable to the Adviser and fee waivers and reimbursements.

Investment Management Fee Paid
(expressed as percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.18%
SA Global Fixed Income Fund	0.28%
SA U.S. Core Market Fund	0.43%
SA U.S. Value Fund	0.50%
SA U.S. Small Company Fund	0.65%
SA International Value Fund	0.65%
SA International Small Company Fund	0.25%
SA Emerging Markets Value Fund	0.92%
SA Real Estate Securities Fund	0.45%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and the Sub-Advisory Agreement is available in the SA Funds’ annual report for the period ended June 30, 2019.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), which was last amended effective November 30, 2018, the Adviser has contractually agreed to waive the fees payable to it under the Advisory Agreement, and/or to reimburse the operating expenses allocated to a Fund to the extent the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The Fee Waiver Agreement with respect to the Funds will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Fund Expense Limitation
(Shown is the resulting ratio of total annual fund
operating expenses expressed as a percentage)
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.75%
SA U.S. Core Market Fund	0.90%
SA U.S. Value Fund	1.00%
SA U.S. Small Company Fund	1.15%
SA International Value Fund	1.15%
SA International Small Company Fund	0.75%
SA Emerging Markets Value Fund	1.35%
SA Real Estate Securities Fund	0.95%

70	|	http://sa-funds.com

Distributor

Foreside Financial Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or their affiliates.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries or their affiliates (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of SA Funds shares attributable to that financial intermediary, the average net assets of SA Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the SA Funds and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the SA Funds. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The SA Funds, however, do not direct brokerage transactions to broker-dealers as compensation for the sale of SA Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the SA Funds. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the SA Funds and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Fund with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the SA Funds to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of an SA Fund.

Call toll-free 1.844.366.0905	Prospectus	|	71

Your Account

This section describes how to do business with the SA Funds and the services that are available to shareholders.

How to Reach the SA Funds

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m.
Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, California 95113

Investment Providers

The fees and policies outlined in this Prospectus are set by the SA Funds and by the Adviser. However, much of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the SA Funds as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

Purchasing Shares

For clients of many investment advisors, the minimum initial purchase amount of Investor Class shares is generally $100,000 in aggregate across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. Other investment providers may have different minimum initial purchase requirements and/or different requirements for subsequent investments. If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. A Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the SA Funds on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of the SA Funds.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Incomplete Purchase Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s Investor Class shares.

72	|	http://sa-funds.com

Redeeming Shares

You may sell (or “redeem”) Investor Class shares at any time by furnishing a redemption request to the SA Funds’ transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem Investor Class shares of the Funds on any day that the NYSE is open. Please contact your investment provider to redeem Investor Class shares of the SA Funds.

Incomplete Redemption Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s Investor Class shares.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem Investor Class shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with Investor Class shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the SA Funds’ transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV of a Fund’s Investor Class shares, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV of a Fund’s Investor Class shares. Each day a Fund’s Investor Class shares calculates its NAV is a business day of that Fund. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Accounts with Low Balances

If the total value of your SA Funds account holdings falls below $5,000 as a result of redeeming or exchanging shares, the SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, the SA Funds may redeem your Investor Class shares and mail the proceeds to you at the account holder’s address of record. Some investment providers may have different minimum balance requirements.

Exchanges

You may exchange shares of one SA Fund for the corresponding class of shares of another SA Fund if you are an existing shareholder of the other SA Fund. The SA Funds do not charge a fee to exchange shares among the SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the SA Funds or otherwise adversely affect the SA Funds, the exchange privilege may be terminated with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the SA Funds by an investor that evidences market timing.

Call toll-free 1.844.366.0905	Prospectus	|	73

You may also be able to acquire shares of the SA Funds by exchanging shares of the State Street Institutional U.S. Government Money Market Fund and may be able to exchange your shares of the SA Funds for shares of the State Street Institutional U.S. Government Money Market Fund, if such shares are offered in your state of residence. The State Street Institutional U.S. Government Money Market Fund is a portfolio of the State Street Institutional Investment Trust. The State Street Institutional Investment Trust is an open-end management investment company with multiple portfolios advised by SSGA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and is not affiliated with the SA Funds or the SA Funds’ distributor. Prior to making such an exchange, you should carefully read the prospectus for the State Street Institutional U.S. Government Money Market Fund. You can obtain a copy of the prospectus for the State Street Institutional U.S. Government Money Market Fund through your investment provider or by calling the Adviser at (844) 366-0905. The exchange privilege is not an offering or recommendation on the part of the SA Funds or their distributor of an investment in the State Street Institutional U.S. Government Money Market Fund.

The State Street Institutional U.S. Government Money Market Fund’s non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.

An investment in the State Street Institutional U.S. Government Money Market Fund is neither insured nor guaranteed by the U.S. government or by SSGA Funds Management, Inc. There is no assurance that the State Street Institutional U.S. Government Money Market Fund will maintain a stable NAV of $1.00 per share.

Converting Shares

If you hold Investor Class shares and are eligible to purchase Select Class shares, which are offered under a separate prospectus, you may be eligible to convert your Investor Class shares to Select Class shares of the same Fund, subject to the discretion of the SA Funds to permit or reject such a conversion. Please contact your financial adviser or SA Funds for conversion instructions.

A conversion between share classes of the same Fund is generally expected to be a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Frequent Trading – Market Timing

The SA Funds discourage frequent purchases and sales of the SA Funds’ shares. Frequent trading into and out of the SA Funds, including exchanges of shares among the SA Funds, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The SA Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. The nature of the holdings of the SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund (together, “International Funds”) may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Fund’s holdings (or in the case of the SA International Small Company Fund, the holdings in the Underlying Funds) and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund and/or the Underlying Funds calculate their NAVs. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to,

74	|	http://sa-funds.com

among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Fund shares. Pursuant to the SA Funds’ procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The SA Funds may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the SA Funds believe are made on behalf of market timers. The SA Funds and their agents reserve the right to reject any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Fund(s). The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the SA Funds, and, where appropriate, restricting access to a Fund(s) by a particular investor. The SA Funds may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the SA Funds will be able to eliminate all market timing activities.

Additional Policies for Purchases, Redemptions and Exchanges

The SA Funds reserve the right to reject any purchase order.

At any time, the SA Funds may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

The SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.

In the interest of economy, the SA Funds do not issue share certificates.

Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the SAI.

For cash redemptions, each Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

The SA Funds may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the SEC. In addition, a Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

The SA Funds may change its investment minimums or waive any minimums or requirements for certain investors.

Call toll-free 1.844.366.0905	Prospectus	|	75

The SA Funds may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the SA Funds. Other intermediaries may also be designated to accept such orders, if approved by the SA Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. The SA Funds will be deemed to have received an order when the order is accepted in proper form by the SA Funds’ transfer agent or other authorized intermediary, and the order will be priced at the Fund’s next-determined NAV.

Portfolio Holdings Disclosure

The SA Funds’ portfolio holdings disclosure policy is described in the SAI.

Important Notice Regarding Delivery of Shareholder Documents

When the SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The SA Funds will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the SA Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the SA Funds not employ householding on your account(s), you may do so by calling (844) 366-0905. The SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Pricing of Fund Shares

The net asset value per Investor Class share of each Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments of the Fund less any liabilities by the total outstanding shares of such Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. SA Funds shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of a Fund share is effected is based on the next calculation of the NAV after the order is received in proper form by the SA Funds’ transfer agent or other authorized intermediary.

Market or fair values of the SA Funds’ portfolio securities are determined as follows:

●	Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.

●	Domestic equity securities listed on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price

76	|	http://sa-funds.com

for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.

●	Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.

●	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.

●	Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

●	Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

●	Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification at the next regularly scheduled meeting.

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Funds value foreign securities at the latest market price in the foreign market immediately prior of the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the SA Funds do not price their shares. Therefore, the net asset value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country-or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Pricing Committee. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the SA Funds’ NAV by short-term traders.

The valuation of each share of the U.S. Micro Cap Portfolio and the DFA Portfolio (the “DFA Funds”) is described in their respective prospectuses and statements of additional information. The NAV per share of each DFA Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) by dividing the total value of the investments and other assets of the DFA Fund less any liabilities by the total outstanding shares of the stock of the respective DFA Fund. The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time.

Call toll-free 1.844.366.0905	Prospectus	|	77

Distributions and Taxes

Each Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When a Fund earns dividends from stocks and/or interest from debt securities and distributes those earnings to its shareholders, the distribution is called a dividend distribution. A Fund realizes a capital gain when it sells a security for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

Each Fixed Income Fund distributes dividends, if any, quarterly.

Each Equity Fund distributes dividends, if any, annually.

Each Fund distributes net capital gains, if any, at least annually.

You will receive distributions from a Fund in additional Investor Class shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to a Fund’s shareholders even if they are paid from income and gains earned by the Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions of the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long a Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments could affect the amount, timing, and character of a Fund’s distributions.

A portion of the dividend distributions from some of the Equity Funds may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders, and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain — a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements. The Fixed Income Funds expect that their dividend distributions will be attributable primarily to ordinary income (interest) that is not QDI as well as will not be eligible for the DRD.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions each Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

78	|	http://sa-funds.com

You are required to report all Fund distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The SA International Small Company Fund’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions or Exchanges

If you redeem your shares of a Fund or exchange them for shares of another Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange). Because your tax basis typically depends on the original purchase price of your Fund shares and the price at which any distributions may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, basis information and holding (long-term or short-term) period for shares purchased after December 31, 2011.

Foreign Withholding Taxes

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

Backup Withholding

By law, each Fund must withhold and remit to the U.S. Treasury 24% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual shareholder and you have not provided a complete, correct taxpayer identification number to the Trust, and 24% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 35% on certain capital gain dividends), as discussed in more detail in the SAI.

Call toll-free 1.844.366.0905	Prospectus	|	79

Descriptions of Indices

Each index is unmanaged, and unlike the SA Funds, is not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in each Fund’s performance.

ICE BofA Merrill Lynch 1-3 Year U.S. Corporate / Government Bond Index is a subset of the BofA Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of more than 20 countries with maturities ranging from one to five years. It is hedged to the U.S. Dollar.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 2000 of the smallest securities based on a combination of their market capitalization and current index membership.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI World ex U.S. Value Index (net div.) is composed of companies within the MSCI World Ex. U.S. Index having characteristics such as low market-to-book value ratios. The MSCI World Ex. U.S. Index is an index of securities listed on the stock exchanges of 22 of 23 developed market countries (excluding the United States).

MSCI World ex U.S. Small Cap Index (net div.) is a market capitalization weighted index designed to measure equity performance in 22 of 23 developed market countries (excluding the United States), and is composed of stocks, which are categorized as small capitalization stocks.

MSCI Emerging Markets Value Index (net div.) is comprised of companies within the MSCI Emerging Markets Index having value characteristics, such as low book-to-market ratios.

Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization weighted index designed to measure the performance of publicly traded real estate companies that have a minimum total market capitalization of at least $200 million, at least 75% of total revenues of which are derived from ownership and operation of real estate assets, and the liquidity of company stock commensurate with that of other institutionally held real estate securities.

80	|	http://sa-funds.com

Financial Highlights

The following financial highlight tables are intended to help shareholders understand each Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by PricewaterhouseCoopers LLP, the SA Funds’ independent registered public accounting firm, whose report, along with the SA Funds’ financial statements, is included in the SA Funds’ annual report to shareholders, and is incorporated by reference into the SAI, which is available upon request. You may obtain the annual report without charge by calling (844) 366-0905.

Call toll-free 1.844.366.0905	Prospectus	|	81

FINANCIAL HIGHLIGHTS

	SA U.S. Fixed
	Income Fund
	Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.11	$10.18	$10.22	$10.20	$10.19
Income from investment operations:
Net investment income (loss)	(0.20)	(0.05)	0.06	0.03	0.00	(1)
Net realized and unrealized gain (loss) on investments	0.46	0.07	(0.05)	0.03	0.01
Total from investment operations	0.26	0.02	0.01	0.06	0.01
Less distributions from:
Net investment income	(0.21)	(0.09)	(0.05)	(0.03)	—
Capital gains	—	—	—	(0.01)	(0.00	)(1)
Total distributions	(0.21)	(0.09)	(0.05)	(0.04)	(0.00	)(1)
Net asset value, end of period	$10.16	$10.11	$10.18	$10.22	$10.20
Total return	2.58%	0.17%	0.10%	0.53%	0.22%
Net assets, end of period (000s)	$113,430	$147,431	$606,640	$615,114	$612,129
Ratio of net expenses to average net assets	0.64%	0.64%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets	0.64%	0.64%	0.65%	0.65%	0.74	%(2)
Ratio of net investment income (loss) to average net assets	1.92%	0.94%	0.56%	0.31%	(0.01)%
Portfolio turnover rate	88%	107%	115%	140%	202%
Without giving effect to the expense waiver described
in Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.20)	$(0.05)	$0.06	$0.03	$(0.01)
____________________

(1)	Amount rounds to less than $0.005 per share.
(2)	Gross expenses before waivers of expenses.

82	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed
	Income Fund
	Year Ended June 30,
Investor Class	2019	2018		2017	2016	2015
Net asset value, beginning of period	$9.59	$9.63		$9.79	$9.63	$9.69
Income from investment operations:
Net investment income (loss)	(0.09)	0.20		0.09	0.06	0.11
Net realized and unrealized gain (loss) on investments	0.46	(0.20)		(0.13)	0.17	(0.01)
Total from investment operations	0.37	—		(0.04)	0.23	0.10
Less distributions from:
Net investment income	(0.33)	(0.04)		(0.10)	(0.06)	(0.15)
Capital gains	—	(0.00	)(1)	(0.02)	(0.01)	(0.01)
Total distributions	(0.33)	(0.04)		(0.12)	(0.07)	(0.16)
Net asset value, end of period	$9.63	$9.59		$9.63	$9.79	$9.63
Total return	3.90%	0.04%		(0.33)%	2.32%	1.00%
Net assets, end of period (000s)	$133,954	$170,558		$721,120	$732,949	$753,463
Ratio of net expenses to average net assets	0.73%	0.73%		0.73%	0.73%	0.79%
Ratio of gross expenses to average net assets	0.73%	0.73%		0.73%	0.73%	0.79%
Ratio of net investment income to average net assets	0.53%	1.02%		1.06%	0.91%	1.04%
Portfolio turnover rate	75%	46%		41%	42%	72%
Without giving effect to the expense waiver described
in Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.09)	$0.20		$0.09	$0.06	$0.11
____________________

(1)	Amount rounds to less than $0.005 per share.

Call toll-free 1.844.366.0905	Prospectus	|	83

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core
	Market Fund
	Year Ended June 30,
Investor Class	2019	2018		2017	2016	2015
Net asset value, beginning of period	$24.18	$21.71		$19.56	$19.47	$18.49
Income from investment operations:
Net investment income (loss)	0.01	(0.02)		0.22	0.21	0.19
Net realized and unrealized gain on investments	1.95	3.45		3.16	0.05	0.95
Total from investment operations	1.96	3.43		3.38	0.26	1.14
Less distributions from:
Net investment income	(0.17)	(0.22)		(0.26)	(0.17)	(0.16)
Capital gains	(1.18)	(0.74)		(0.97)	—	—
Total distributions	(1.35)	(0.96)		(1.23)	(0.17)	(0.16)
Net asset value, end of period	$24.79	$24.18		$21.71	$19.56	$19.47
Total return	9.30%	15.91%		17.81%	1.31%	6.22%
Net assets, end of period (000s)	$165,849	$205,989		$731,679	$668,601	$699,644
Ratio of net expenses to average net assets	0.88%	0.90%		0.93%	0.98%	1.00%
Ratio of gross expenses to average net assets	0.88%	0.90	%(1)	0.93%	0.98%	1.00%
Ratio of net investment income to average net assets	1.02%	0.90%		1.06%	1.09%	0.99%
Portfolio turnover rate	4%	6%		8%	11%	10%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment income
(loss) per share would have been	$0.01	$(0.02)		$0.22	$0.21	$0.19
____________________

(1)	Gross expenses before waivers of expenses.

84	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S.
	Value Fund
	Year Ended June 30,
Investor Class	2019	2018		2017	2016	2015
Net asset value, beginning of period	$18.39	$18.51		$16.11	$17.45	$18.08
Income from investment operations:
Net investment income (loss)	(0.03)	(0.00	)(1)	0.22	0.24	0.20
Net realized and unrealized gain (loss) on investments	0.24	1.83		3.07	(0.52)	0.23
Total from investment operations	0.21	1.83		3.29	(0.28)	0.43
Less distributions from:
Net investment income	(0.19)	(0.24)		(0.25)	(0.22)	(0.17)
Capital gains	(1.28)	(1.71)		(0.64)	(0.84)	(0.89)
Total distributions	(1.47)	(1.95)		(0.89)	(1.06)	(1.06)
Net asset value, end of period	$17.13	$18.39		$18.51	$16.11	$17.45
Total return	2.43%	9.59%		20.67%	(1.35)%	2.54%
Net assets, end of period (000s)	$117,485	$152,688		$572,841	$519,215	$546,453
Ratio of net expenses to average net assets	0.96%	0.97%		1.00%	1.05%	1.05%
Ratio of gross expenses to average net assets	0.96%	0.97%		1.00%	1.05%	1.05	%(2)
Ratio of net investment income to average net assets	1.53%	1.41%		1.29%	1.55%	1.17%
Portfolio turnover rate	11%	19%		16%	21%	23%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment income
(loss) per share would have been	$(0.03)	$0.00	(1)	$0.22	$0.24	$0.20
____________________

(1)	Amount rounds to less than $0.005 per share.
(2)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	85

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S.
	Small Company Fund
	Year Ended June 30,
Investor Class	2019	2018		2017		2016		2015
Net asset value, beginning of period	$27.37	$25.76		$22.40		$25.64		$25.77
Income from investment operations:
Net investment income (loss)	0.07	(0.06)		0.05		0.09		0.07
Net realized and unrealized gain (loss) on investments	(1.27)	3.75		4.62		(1.48)		1.11
Total from investment operations	(1.20)	3.69		4.67		(1.39)		1.18
Less distributions from:
Net investment income	—	(0.05)		(0.08)		(0.09)		(0.03)
Capital gains	(0.71)	(2.03)		(1.23)		(1.76)		(1.28)
Total distributions	(0.71)	(2.08)		(1.31)		(1.85)		(1.31)
Net asset value, end of period	$25.46	$27.37		$25.76		$22.40		$25.64
Total return	(3.94)%	14.64%		20.90%		(5.23)%		4.81%
Net assets, end of period (000s)	$81,679	$113,007		$402,770		$366,164		$404,400
Ratio of net expenses to average net assets	1.15%	1.17%		1.20%		1.20%		1.20%
Ratio of gross expenses to average net assets	1.15%	1.21	%(1)	1.27	%(1)	1.28	%(1)	1.34	%(1)
Ratio of net investment income to average net assets	0.31%	0.26%		0.26%		0.42%		0.27%
Portfolio turnover rate	12%	16%		12%		12%		11%
Without giving effect to the expense waiver described
in Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$0.07	$(0.09)		$0.03		$0.07		$0.03
____________________

(1)	Gross expenses before waivers of expenses.

86	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA International
	Value Fund
	Year Ended June 30,
Investor Class	2019	2018	2017		2016	2015
Net asset value, beginning of period	$11.87	$11.20	$9.16		$11.34	$12.59
Income from investment operations:
Net investment income	0.13	0.15	0.27		0.25	0.22
Net realized and unrealized gain (loss) on investments	(0.85)	0.83	2.07		(2.24)	(1.08)
Total from investment operations	(0.72)	0.98	2.34		(1.99)	(0.86)
Less distributions from:
Net investment income	(0.19)	(0.31)	(0.30)		(0.19)	(0.39)
Capital gains	—	—	—		—	—
Total distributions	(0.19)	(0.31)	(0.30)		(0.19)	(0.39)
Net asset value, end of period	$10.96	$11.87	$11.20		$9.16	$11.34
Total return	(5.88)%	8.61%	25.81%		(17.66)%	(6.62)%
Net assets, end of period (000s)	$124,822	$174,610	$714,939		$602,565	$710,710
Ratio of net expenses to average net assets	1.12%	1.12%	1.13	%(1)	1.16%	1.26%
Ratio of gross expenses to average net assets	1.12%	1.12%	1.13	%(1)	1.16%	1.26%
Ratio of net investment income to average net assets	2.67%	1.86%	2.51%		2.51%	2.12%
Portfolio turnover rate	19%	21%	17%		21%	21%
Without giving effect to the expense waiver described
in Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$0.13	$0.15	$0.27		$0.25	$0.22
____________________

(1)	Reflects the fund’s receipt of a one time reimbursement of custody expenses paid in prior years. Had such reimbursement not been included in this period, the annualized net and gross expense ratios would have been 1.15% and 1.15%, respectively.

Call toll-free 1.844.366.0905	Prospectus	|	87

FINANCIAL HIGHLIGHTS (Continued)

	SA International
	Small Company Fund
	Year Ended June 30,
Investor Class	2019		2018	2017		2016	2015
Net asset value, beginning of period	$22.94		$22.09	$18.72		$20.43	$22.05
Income from investment operations:
Net investment income (loss)	(0.21)		(0.60)	0.18		0.42	0.23
Net realized and unrealized gain (loss) on
investments	(1.80)		2.46	3.97		(1.40)	(1.42)
Total from investment operations	(2.01)		1.86	4.15		(0.98)	(1.19)
Less distributions from:
Net investment income	(0.29)		(0.43)	(0.36)		(0.19)	(0.31)
Capital gains	(0.89)		(0.58)	(0.42)		(0.54)	(0.12)
Total distributions	(1.18)		(1.01)	(0.78)		(0.73)	(0.43)
Net asset value, end of period	$19.75		$22.94	$22.09		$18.72	$20.43
Total return	(8.05)%		8.35%	22.87%		(4.81)%	(5.21)%
Net assets, end of period (000s)	$62,905		$90,584	$355,959		$307,502	$337,659
Ratio of net expenses to average net assets†	0.75%		0.86%	0.96	%(1)	1.04%	1.10%
Ratio of gross expenses to average
net assets†	0.76	%(2)	0.86%	0.96	%(1)	1.04%	1.12	%(2)
Ratio of net investment income to average
net assets†	1.58%		1.27%	0.64%		2.15%	1.15%
Ratio of expenses to average net assets for
the DFA Portfolio (unaudited)(3)†	0.53%		0.53%	0.53%		0.53%	0.53%
Ratio of expenses to average net assets for
the DFA Portfolio(4)†	0.53%		0.53%	0.53%		0.54%	0.53%
Portfolio turnover rate(5)	6%		6%	0%		0%	0%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income (loss)
per share would have been	$(0.21)		$(0.60)	$0.18		$0.42	$0.23
____________________

†	The DFA Portfolio expenses are not included in the stated expense information of the SA International Small Company Fund. The financial statements of the DFA Portfolio are included elsewhere in this report.
(1)

 Reflects the fund’s receipt of a one time reimbursement of custody expenses paid in prior years. Had such reimbursement not been included in this period, the annualized net and gross expense ratios would have been 0.97% and 0.97%, respectively.

(2)	Gross expenses before waivers of expenses.
(3)	The DFA Portfolio expense ratios are as of April 30, 2019, 2018, 2017, 2016 and 2015, respectively and are unaudited.
(4)	The DFA Portfolio expense ratios are for the fiscal years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.
(5)	The SA International Small Company Fund invests substantially all of its assets in the DFA Portfolio. Please refer to the financial statements of the DFA Portfolio included elsewhere in this report.

88	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging
	Markets Value Fund
	Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.93	$9.56	$7.78	$9.05	$10.51
Income from investment operations:
Net investment income (loss)	(0.12)	(0.11)	0.09	0.11	0.11
Net realized and unrealized gain (loss)
on investments	0.20	0.62	1.79	(1.29)	(1.43)
Total from investment operations	0.08	0.51	1.88	(1.18)	(1.32)
Less distributions from:
Net investment income	(0.16)	(0.14)	(0.10)	(0.09)	(0.13)
Capital gains	—	—	—	—	(0.01)
Total distributions	(0.16)	(0.14)	(0.10)	(0.09)	(0.14)
Net asset value, end of period	$9.85	$9.93	$9.56	$7.78	$9.05
Total return	0.97%	5.23%	24.42%	(12.95)%	(12.53)%
Net assets, end of period (000s)	$37,001	$49,384	$204,553	$166,788	$167,220
Ratio of net expenses to average net assets	1.35%	1.38%	1.40%	1.40%	1.45%
Ratio of gross expenses to average net assets(1)	1.62%	1.61%	1.66%	1.72%	1.83%
Ratio of net investment income to average net assets	1.78%	1.26%	0.93%	1.52%	1.17%
Portfolio turnover rate	12%	18%	21%	13%	14%
Without giving effect to the expense waiver
described in Note 2 to the Financial Statements,
net investment income (loss) per share would
have been	$(0.15)	$(0.19)	$0.07	$0.09	$0.07

Call toll-free 1.844.366.0905	Prospectus	|	89

FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate
	Securities Fund
	Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.40	$11.38	$12.17	$10.03	$9.94
Income from investment operations:
Net investment income (loss)	(0.34)	0.14	0.21	0.26	0.19
Net realized and unrealized gain (loss)
on investments	1.79	0.21	(0.59)	2.07	0.13
Total from investment operations	1.45	0.35	(0.38)	2.33	0.32
Less distributions from:
Net investment income	(0.35)	(0.14)	(0.35)	(0.19)	(0.23)
Capital gains	(0.07)	(0.19)	(0.06)	—	—
Total distributions	(0.42)	(0.33)	(0.41)	(0.19)	(0.23)
Net asset value, end of period	$12.43	$11.40	$11.38	$12.17	$10.03
Total return	13.32%	3.14%	(2.98)%	23.56%	3.12%
Net assets, end of period (000s)	$36,944	$44,916	$172,150	$186,216	$160,246
Ratio of net expenses to average net assets	0.95%	0.98%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets(1)	1.04%	1.04%	1.05%	1.06%	1.23%
Ratio of net investment income to average net assets	2.28%	2.27%	1.53%	2.43%	1.85%
Portfolio turnover rate	6%	6%	7%	7%	3%
Without giving effect to the expense waiver
described in Note 2 to the Financial Statements,
net investment income (loss) per share would
have been	$(0.35)	$0.12	$0.20	$0.25	$0.17
____________________

(1)	Gross expenses before waivers of expenses.

90	|	http://sa-funds.com

SA FUNDS – INVESTMENT TRUST

PRIVACY POLICY

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:

●	We do not sell your personal information to anyone.
●	We will not disclose your personal information, except in accordance with this Privacy Policy.
●	This Privacy Policy applies to all our prospective, current and former clients.

STATEMENT OF PRIVACY POLICY

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1. Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with your or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

●	To establish and administer your accounts;
●	To process transactions for you;
●	To maintain and service your accounts;
●	To fulfill legal or regulatory obligations; and
●	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

____________________

*

Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and BAM Advisor Services, LLC, its administrator and investment advisor, are collectively referred to as “”we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

|	91

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

92	|

For More Information

More information about the SA Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

Statement of Additional Information (SAI)

The SAI provides more details about the SA Funds, their policies and the SA Funds’ Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the SA Funds’ investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the SA Funds’ performance during their last fiscal year.

To make inquiries to the SA Funds by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone
Call 1-844-366-0905

By mail Write to: SA Funds – Investment Trust c/o BAM Advisor Services, LLC 10 Almaden Blvd. 15th Floor San Jose, California 95113

On the Internet
You may find more information about the SA Funds and obtain copies of the SA Funds’ SAI, Annual and Semi-Annual Reports on the Internet at http://www.sa-funds.com. Text-only versions of the SA Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov.

You can also obtain copies of the SA Funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust
SEC file number: 811-09195

SA-PRO-COMBO-1019

PROSPECTUS October 28, 2019
Select Class Shares

Fund Summaries	02
SA U.S. Fixed Income Fund	02
SA Global Fixed Income Fund	06
SA U.S. Core Market Fund	11
SA U.S. Value Fund	14
SA U.S. Small Company Fund	17
SA International Value Fund	20
SA International Small Company Fund	23
SA Emerging Markets Value Fund	28
SA Real Estate Securities Fund	32

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries	36

Asset Allocation and Investment Philosophy	37

The Funds in Greater Detail	38
Fixed Income Funds	38
SA U.S. Fixed Income Fund	38
SA Global Fixed Income Fund	39
Additional Information About the Fixed Income Funds	41
Equity Funds	43
About Tax-Efficient Management Techniques	43
Investment Terms	43
SA U.S. Core Market Fund	45
SA U.S. Value Fund	46
SA U.S. Small Company Fund	47
SA International Value Fund	48
SA International Small Company Fund	50
SA Emerging Markets Value Fund	55
SA Real Estate Securities Fund	57
Additional Information about the Equity Funds	58

Additional Information About Principal Risks	62

Management	69

Your Account	73

Pricing of Fund Shares	78

Distributions and Taxes	79

Descriptions of Indices	81

Financial Highlights	82

SA Funds – Investment Trust Privacy Policy	93

See Back Cover for More Information

Prospectus	|	1

Fund Summary

SA U.S. Fixed Income Fund

Goal

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.18%
Shareholder servicing fee	0.05%
Other expenses	0.18%
Total annual Select Class operating expenses	0.41%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$42	$132	$231	$520

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

●	dollar-denominated obligations of foreign issuers issued in the United States;

●	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;

●	commercial paper;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

●	repurchase agreements.

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S.

The Fund generally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB-by S&P Global Ratings, a division of The McGraw-Hill Companies, Inc. (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Ltd. (“Fitch”) or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality.

2	|	Summary Prospectus

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others are not such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund’s investments will be concentrated in the banking industry.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within three years of the date of settlement, provided that such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

Principal Investment Risks

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Low interest rates in the United States and other countries relative to historic rates may increase the Fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by

Summary Prospectus	|	3

S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Banking Concentration Risk: To the extent the Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●	Foreign Securities Risk: U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices.

●	Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading

4	|	Summary Prospectus

volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 2.19%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2018	0.75%
Worst Quarter	3/31/2018	(0.11)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	1.36%	0.41%	0.58%
Return After Taxes on Distributions	0.64%	0.16%	0.33%
Return After Taxes on Distributions
and Sale of Fund Shares	0.80%	0.21%	0.36%
ICE BofA Merrill Lynch 1-3 Year U.S.
Corporate / Government Bond Index	1.63%	1.04%	1.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Summary Prospectus	|	5

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.

●	David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Fund Summary

SA Global Fixed Income Fund

Goal

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.28%
Shareholder servicing fee	0.05%
Other expenses	0.18%
Total annual Select Class operating
expenses	0.51%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$52	$165	$287	$644

6	|	Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;

●	obligations of other U.S. and foreign issuers including:

●	corporate debt obligations;

●	commercial paper;

●	bank obligations; and

●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others are not, such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations. With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria. Commercial paper and certificates of deposit must, at the time of investment, be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

All ratings described above apply at the time of investment.

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. The Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having substantial assets in, or deriving substantial operating income from, at least three different countries, one of which may be the United States. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

Summary Prospectus	|	7

The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The Fund’s share price and yield may change daily because of changes in interest rates and other market conditions and factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that the Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Low interest rates in the United States and other countries relative to historic rates may increase the Fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Income Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or if the Fund experiences defaults on debt securities it holds.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Hedging Risk: Foreign currency forward contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of the Fund’s portfolio holdings increases because of currency fluctuations. In addition, hedging may increase the Fund’s expenses. There

8	|	Summary Prospectus

is also a risk that a foreign currency forward contract intended as a hedge may not perform as intended, in which case the Fund may not be able to minimize the effects of foreign currency fluctuations and may suffer a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●	Liquidity Risk: Liquidity risk exists when particular portfolio investments are difficult to purchase or sell. To the extent that the Fund holds illiquid investments, the Fund’s performance may be reduced due to an inability to sell the investments at opportune prices or times. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Summary Prospectus	|	9

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 3.79%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	12/31/2018	1.17%
Worst Quarter	3/31/2018	(0.42)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	1.37%	1.00%	1.06%
Return After Taxes on Distributions	0.29%	0.49%	0.84%
Return After Taxes on Distributions
and Sale of Fund Shares	0.80%	0.54%	0.93%
FTSE World Government Bond
1-5 Year Currency Hedged U.S.
Dollar Index	2.12%	1.53%	1.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joseph F. Kolerich, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2001 and a portfolio manager of the Fund since 2012.

●	David A. Plecha, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 1989 and a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

10	|	Summary Prospectus

Fund Summary

SA U.S. Core Market Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.43%
Shareholder servicing fee	0.05%
Other expenses	0.18%
Acquired fund fees and expenses	0.02%
Total annual Select Class operating
expenses	0.68%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$70	$218	$379	$848

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”). The Sub-Adviser limits the universe of eligible securities in which the Fund may invest to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $2.3 billion or above. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that it determines to be appropriate given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

Summary Prospectus	|	11

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

●	Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested

12	|	Summary Prospectus

in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 20.05%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2018	7.89%
Worst Quarter	12/31/2018	(14.39)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(4.35)%	7.57%	12.47%
Return After Taxes on Distributions	(5.88)%	6.67%	11.86%
Return After Taxes on Distributions
and Sale of Fund Shares	(1.52)%	5.91%	10.37%
Russell 3000 Index	(5.24)%	7.91%	13.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2017.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Summary Prospectus	|	13

Fund Summary

SA U.S. Value Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.50%
Shareholder servicing fee	0.05%
Other expenses	0.19%
Total annual Select Class operating
expenses	0.74%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$237	$412	$920

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”), that the Sub-Adviser believes are “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios.

The Sub-Adviser generally considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company,whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $5.99 billion or above. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities.

The Sub-Adviser uses a market capitalization weighted approach to weight the securities in the Fund’s portfolio. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that it determines to be appropriate. The Sub-Advisor may overweight certain stocks, including small companies, lower relative price (value) stocks and high profitability stock within the large-cap value and mid-cap value segments of the U.S. market. In assessing

14	|	Summary Prospectus

profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past

Summary Prospectus	|	15

performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 14.90%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2018	5.54%
Worst Quarter	12/31/2018	(14.72)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(11.82)%	5.19%	12.43%
Return After Taxes on Distributions	(13.84)%	3.41%	11.29%
Return After Taxes on Distributions and Sale of Fund Shares	(5.59)%	4.00%	10.33%
Russell 1000 Value Index	(8.27)%	5.95%	11.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

16	|	Summary Prospectus

Fund Summary

SA U.S. Small Company Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.65%
Shareholder servicing fee	0.05%
Other expenses	0.22%
Total annual Select Class operating expenses	0.92%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$94	$294	$510	$1,132

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of securities listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”). The Sub-Adviser generally considers small cap companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $8.1 billion or below. This dollar amount will vary due to market conditions. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies.

Using a market capitalization weighted approach, the Sub-Adviser purchases a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small cap company, the greater its representation in the Fund. The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, momentum, trading strategies, liquidity, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider

Summary Prospectus	|	17

different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

18	|	Summary Prospectus

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 13.99%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2018	6.49%
Worst Quarter	12/31/2018	(19.27)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(12.60)%	3.30%	12.55%
Return After Taxes on Distributions	(13.35)%	1.91%	11.67%
Return After Taxes on Distributions and Sale of Fund Shares	(6.93)%	2.53%	10.50%
Russell 2000 Index	(11.01)%	4.41%	11.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Summary Prospectus	|	19

Fund Summary

SA International Value Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.65%
Shareholder servicing fee	0.05%
Other expenses	0.20%
Total annual Select Class operating
expenses	0.90%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$92	$287	$499	$1,109

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by purchasing securities of large non-U.S. companies in countries with developed markets that Dimensional Fund Advisors LP (the “Sub-Adviser”) determines to be value stocks.

The Sub-Adviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float (a company’s share capital that is freely available for trading), momentum, trading strategies, liquidity, size, value, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. The Sub-Advisor may overweight certain stocks, including small companies, lower relative price (value) stocks and high profitability stock within the large-cap value and mid-cap value segments of the U.S. market. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund invests in companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time. The Fund is authorized to invest in the stocks of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This list of authorized countries is subject to change. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

20	|	Summary Prospectus

The Fund intends to purchase securities of large companies associated with developed market countries that the Sub-Adviser has designated as approved markets. The Sub-Adviser determines the minimum market capitalization of a large company with respect to each country or region in which the Fund invests. Based on market capitalization data as of August 31, 2019, for the Fund, the market capitalization of a large company in any country or region in which the Fund invests would be $1.61 billion or above. This threshold will change due to market conditions.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund

Summary Prospectus	|	21

shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 6.50%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2018	0.84%
Worst Quarter	12/31/2018	(14.41)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(17.70)%	(0.96)%	5.42%
Return After Taxes on Distributions	(18.04)%	(1.43)%	4.88%
Return After Taxes on Distributions
and Sale of Fund Shares	(9.96)%	(0.61)%	4.37%
MSCI World Ex. U.S.
Value Index (net div.)	(15.06)%	(0.73)%	5.69%

22	|	Summary Prospectus

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

●	Mary T. Phillips, Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Fund Summary

SA International Small Company Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all of its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), a separate registered investment company with the same investment objective and investment policies as the Fund.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.25%
Shareholder servicing fee	0.05%
Other expenses	0.22%
Acquired fund fees and expenses	0.54%
Total annual Select Class operating
expenses	1.06%

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating

Summary Prospectus	|	23

expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$108	$338	$587	$1,299

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund does not pay transaction costs when buying and selling shares of the DFA Portfolio and the DFA Portfolio does not pay transaction costs when buying and selling shares of the Underlying Funds (as defined below); however, each of the Underlying Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying Funds, which are not reflected in Annual Class Operating Expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in: The Japanese Small Company Series (the “Japanese Series”), The United Kingdom Small Company Series (the “United Kingdom Series”), The Continental Small Company Series (the “Continental Series”), The Asia Pacific Small Company Series (the “Asia Pacific Series”) and The Canadian Small Company Series (the “Canadian Series”) (each an “Underlying Fund” and together, the “Underlying Funds”), each of which is a series of The DFA Investment Trust Company. From time to time, Dimensional Fund Advisors LP (the “Sub-Adviser”) may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. In general, this means that the higher the relative market capitalization of the issuer within an eligible country or region, the greater its representation in the Underlying Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Underlying Funds of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies.

As of August 31, 2019, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 35%
United Kingdom Series	10% - 30%
Continental Series	25% - 50%
Asia Pacific Series	5% - 25%
Canadian Series	5% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. The Underlying Funds invest primarily in countries that the Sub-Adviser views as developed market countries. Each Underlying Fund may lend its portfolio securities to generate additional income.

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the

24	|	Summary Prospectus

Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an investment management fee from the DFA Portfolio for the services the Sub-Adviser provides to the DFA Portfolio. The Sub-Adviser also receives investment management fees for providing investment management services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Fund’s Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Fund of Funds Risk: The investment performance of the Fund is affected by the investment performance of the DFA Portfolio and, indirectly, the investment performance of the Underlying Funds. In addition, the Fund’s net asset value is subject to the fluctuations in the net asset value of the DFA Portfolio and, indirectly, the net asset values of the Underlying Funds. The ability of the Fund to achieve its investment objective depends: on the ability of the DFA Portfolio and the Underlying Funds to meet their investment objectives, on the Sub-Adviser’s decisions regarding the allocation of the DFA Portfolio’s assets among the Underlying Funds, and the Sub-Adviser’s selection of securities for the Underlying Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the DFA Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. There can be no assurance that the investment objective of the Fund, the DFA Portfolio or any Underlying Fund will be achieved. Duplication of expenses is a risk when a fund invests in other investment companies. When the DFA Portfolio invests in Underlying Funds, investors are subject to their proportionate share of the expenses of these Underlying Funds in addition to the expenses of the DFA Portfolio and the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the DFA Portfolio’s allocation to the Underlying Funds changes from time to time, or to the extent that the expense ratios of the DFA Portfolio or the Underlying Funds change, the operating expenses of the DFA Fund and the Underlying Funds borne by the Fund may increase or decrease.

●	Market Risk: The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value.

●	Small Company Stock Risk: The stocks of small companies may involve more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. The Underlying Funds do not hedge foreign currency risk.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with

Summary Prospectus	|	25

restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Underlying Fund shares (and, indirectly, the Fund shares) may fall. The value of the Underlying Fund shares (and, indirectly, the Fund shares) could also fall if a loan is called and the Underlying Fund is required to liquidate reinvested collateral at a loss or if the Underlying Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

26	|	Summary Prospectus

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 10.19%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	3/31/2018	(0.51)%
Worst Quarter	12/31/2018	(16.64)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 year	5 years	10 years
Investor Class
Return Before Taxes	(19.83)%	0.96%	8.39%
Return After Taxes on Distributions	(21.07)%	0.05%	7.65%
Return After Taxes on Distributions and Sale of Fund Shares	(10.69)%	0.81%	6.81%
MSCI World Ex. U.S. Small Cap Index (net div.)	(18.07)%	2.25%	10.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

●	Mary T Phillips, Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2017.

●	Arun C. Keswani, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Summary Prospectus	|	27

Fund Summary

SA Emerging Markets Value Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.92%
Shareholder servicing fee	0.05%
Other expenses	0.40%
Total annual Select Class operating expenses	1.37%
Fee waiver and/or expense reimbursement(1)	(0.22)%
Total annual Select Class operating expenses after fee waiver and/or expense reimbursement	1.15%

(1)

The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that: (1) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expense ratio after fee waiver and/or expense reimbursement; and (2) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.15%. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. Investor Class shares are not available through this Prospectus.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$389	$707	$1,607

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that Dimensional Fund Advisors LP (the “Sub-Adviser”) considers to be “value” stocks at the time of investment.

The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In addition, the Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, trading strategies, liquidity, profitability, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the

28	|	Summary Prospectus

Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. The Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. In addition, the Fund may also continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are approved market securities.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations. The minimum market capitalization of any company eligible for purchase is generally $50 million. This threshold will vary with market conditions.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile.

●	Small Company Stock Risk: The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization or expropriation of assets; currency controls or redenomination; changes in tax policy; high

Summary Prospectus	|	29

transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector. Individual sectors may underperform other sectors or the market as a whole.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was (0.98)%.

30	|	Summary Prospectus

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2018	2.41%
Worst Quarter	6/30/2018	(8.64)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	(11.99)%	0.01%	6.98%
Return After Taxes on Distributions	(12.26)%	(0.14)%	6.75%
Return After Taxes on Distributions and Sale of Fund Shares	(6.63)%	0.18%	5.82%
MSCI Emerging Markets Value Index (net div.)	(10.74)%	0.51%	6.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Mary T. Phillips, Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2014 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2012 and a portfolio manager of the Fund since 2015.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Summary Prospectus	|	31

Fund Summary

SA Real Estate Securities Fund

Goal

The Fund’s goal is to achieve long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Class Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.45%
Shareholder servicing fee	0.05%
Other expenses	0.28%
Total annual Select Class operating expenses	0.78%
Fee waiver and/or expense reimbursement(1)	(0.03)%
Total annual Select Class operating expenses after fee waiver and/or expense reimbursement	0.75%

(1)

The Adviser has contractually agreed to waive its management fees and/or to reimburse expenses with the effect that: (1) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expense ratio after fee waiver and/or expense reimbursement; and (2) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 0.75%. This expense limitation will remain in effect until October 28, 2021 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund. Investor Class shares are not available through this Prospectus.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$243	$428	$962

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Select Class operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction or sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

32	|	Summary Prospectus

The Fund will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by Dimensional Fund Advisors LP (the “Sub-Adviser”), using a free float-adjusted market capitalization weighted approach. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the Fund. The Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry.

The Fund may lend its portfolio securities to generate additional income.

Principal Investment Risks

The share price of the Fund may change daily based on market conditions and other factors. Therefore, you may lose money if you invest in the Fund.

The principal risks that apply to the Fund are:

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Risk of Concentrating in the Real Estate Industry: The Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. The Fund’s performance may be materially different from the broad U.S. equity market.

●	Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. The Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

●	Interest Rate Risk: Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.

●	Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of the Fund’s portfolio.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of the Fund shares may fall. The value of the Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

Summary Prospectus	|	33

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

●	Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may: affect the performance of the Fund; increase realized capital gains; accelerate the realization of taxable income to shareholders; and increase transaction costs and/or other expenses for the Fund.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The past performance information shown below for periods prior to July 3, 2017 (the commencement of operations for Select Class shares) is for Investor Class shares, which are not available through this Prospectus. Although Investor Class shares would have similar annual returns to Select Class shares because the classes are invested in the same portfolio of securities, the returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Annual Total Returns – Select Class Shares
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 27.66%.

Highest/lowest quarterly return during the periods shown:

	Quarter Ended	Total Return
Best Quarter	6/30/2018	8.46%
Worst Quarter	3/31/2018	(7.23)%

Average Annual
Total Returns
(for periods
ended December 31, 2018)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	(3.72)%	7.43%	11.51%
Return After Taxes on Distributions	(5.28)%	6.25%	10.54%
Return After Taxes on Distributions and Sale of Fund Shares	(2.06)%	5.35%	9.11%
Dow Jones U.S. Select REIT Index	(4.22)%	7.89%	12.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Investor Class shares. After-tax returns for Select Class shares will vary from Investor Class shares because of the lower expenses paid by Select Class shares. Actual after-tax

34	|	Summary Prospectus

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisers

BAM Advisor Services, LLC is the Adviser. Dimensional Fund Advisors LP is the Sub-Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

●	Joel P. Schneider, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2013 and a portfolio manager of the Fund since 2019.

●	Jed S. Fogdall, Head of Global Portfolio Management, Chair of the Investment Committee, Vice President, and a Senior Portfolio Manager of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2004 and a portfolio manager of the Fund since 2012.

●	Lukas J. Smart, Senior Portfolio Manager and Vice President of the Sub-Adviser, has been a portfolio manager for the Sub-Adviser since 2010 and a portfolio manager of the Fund since 2017.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 36 of this Prospectus.

Summary Prospectus	|	35

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

Buying and Selling Fund Shares

Select Class shares of each Fund are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. The minimum aggregate investment for Select Class shares is $100,000 across all the SA Funds with no minimum for subsequent investments. You may buy or sell shares of the SA Funds on any day that the NYSE is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of Select Class shares of a Fund generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell shares of the SA Funds.

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent a Fund makes actual or deemed distributions to you of ordinary income, net capital gains or a combination of the two. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Investment Providers and Other Financial Intermediaries

When you purchase shares of a Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of Fund shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

36	|	http://sa-funds.com

Asset Allocation and Investment Philosophy

SA Funds – Investment Trust (the “Trust”) is a mutual fund family that offers 10 separate investment funds (each a “Fund”). Each Fund has its own distinct risk and reward characteristics and investment objective, policies and strategies.

Fixed Income Funds:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund (each a “Fixed Income Fund” and, together, the “Fixed Income Funds”)

Equity Funds:

SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund (each an “Equity Fund” and, together, the “Equity Funds”)

Allocation Fund:

SA Worldwide Moderate Growth Fund

Investor Class shares of the Fixed Income Funds and the Equity Funds and shares of the SA Worldwide Moderate Growth Fund are offered in separate prospectuses. The Fixed Income Funds and the Equity Funds together are referred to in this Prospectus as the “SA Funds.”

The SA Funds are available for investment through BAM Advisor Services, LLC’s (the “Adviser”) relationship with registered investment advisors across the United States and their investment advisor representatives (who may be affiliated with the Adviser), brokerage firms and retirement programs.

The Adviser provides investment management and practice management services to many of the investment advisors who offer and sell SA Funds shares to their clients. The Adviser offers portfolio and investment strategy tools to these advisors and their clients that are designed to allocate investments according to clients’ reported investment objectives, risk tolerance levels and investment horizons. For example, the Adviser provides these advisors with exclusive asset allocation and portfolio management programs (the “Structured Investing” programs). The Structured Investing programs are proprietary systems that may invest a part or all of an investment advisor’s client’s assets into a portfolio of the SA Funds (an “Investor Portfolio”). The Structured Investing programs’ allocation across multiple asset classes is a central theme of the Adviser’s investment philosophy. The degree to which an Investor Portfolio may be invested in the particular market segments and/or asset classes represented by the SA Funds varies, as does the investment risk/reward potential represented by each Fund. Some Funds may have more volatile returns than others. Because of the historically lower correlation among certain asset classes, an Investor Portfolio that represents a range of asset classes as part of a diversified asset allocation strategy is intended to reduce the portfolio’s overall level of volatility risk. The Adviser will periodically rebalance an Investor Portfolio within the designated asset allocation’s range. An investment advisor’s client does not pay a separate fee to the Adviser in connection with these services as they pertain to assets that are invested in the SA Funds. The Adviser is compensated by advisory and other fees paid by the SA Funds. Clients may be charged a fee for investments in securities and/or funds of unaffiliated issuers.

The Adviser also uses the same investment philosophy in creating and maintaining proprietary investment models for use by other investment providers for whom the Adviser does not provide investment management or practice management services.

Call toll-free 1.844.366.0905	Prospectus	|	37

The Funds in Greater Detail

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth in the preceding “Fund Summaries.” To help you better understand the SA Funds, this section provides a detailed discussion of each Fund’s investment policies, strategies and associated risks. However, this Prospectus does not describe all of a Fund’s investment practices. Each Fund may also use strategies and invest in securities described in the Statement of Additional Information (“SAI”). Each Fund’s investment objective (goal) may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without shareholder approval.

Fixed Income Funds

SA U.S. Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

●	dollar-denominated obligations of foreign issuers issued in the United States;

●	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;

●	commercial paper;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

●	repurchase agreements.

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities issued in the U.S. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by Dimensional Fund Advisors LP (the “Sub-Adviser”) to be of comparable quality. The average weighted length of maturity of the Fund’s investments will not exceed three years.

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. issuers and dollar-denominated obligations of foreign issuers issued in the U.S.

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations that the Fund may invest in, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

The Fund will invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five

38	|	http://sa-funds.com

consecutive days during which the New York Stock Exchange (“NYSE”) is open for trading. To determine that yields on dollar-denominated bank obligations are more attractive than yields on all other eligible portfolio investments of similar quality, the Sub-Adviser will examine the yield to maturity information for available fixed income securities of other industry sectors as compared to bank obligations after eliminating individual securities in each industry sector that would not be eligible for investment by the Fund. If the yield to maturity for eligible bank obligations is higher than that of eligible portfolio investments of similar quality of all other industry sectors, investments in bank obligations will be considered to have a yield that generally exceeds the yield on other eligible investments as a group. This policy can only be changed by a vote of shareholders. When investments in such bank obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in the banking industry. Once the Fund concentrates its investments in the banking industry, it may remain concentrated in the banking industry until its new investments, pursuant to the normal course of executing its investment strategy, cause it to have less than 25% of its assets in obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: dollar-denominated certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within three years of the date of settlement, provided that such obligations meet the Fund’s established credit rating or other criteria as stated in “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

SA Global Fixed Income Fund

Goal and Principal Investment Strategies

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;

●	obligations of other U.S. and foreign issuers including:

●	corporate debt obligations;

●	commercial paper;

●	bank obligations; and

●	repurchase agreements.

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund normally invests in fixed income securities that are rated investment grade. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated at least BBB- by S&P, Baa3 by Moody’s, or BBB- by Fitch or, if unrated, have been determined by the Sub-Adviser to be of comparable quality.

Call toll-free 1.844.366.0905	Prospectus	|	39

The Fund may invest in U.S. Treasury bonds, bills and notes and obligations of federal agencies or instrumentalities. Some U.S. government obligations in which the Fund may invest, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, while others such as those of or guaranteed by the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are not. Those U.S. government agency obligations that are not supported by the full faith and credit of the United States may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or in other cases only by the credit of the issuer.

The Fund may also invest in fixed income securities, such as bills, notes, bonds and other debt securities, issued or guaranteed by foreign governments or their agencies or instrumentalities and may invest in debt securities of supranational organizations, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

With respect to corporate debt securities (e.g., bonds and debentures), the Fund generally invests in investment grade securities that are issued by U.S. and foreign issuers.

The types of bank and bank holding company obligations in which the Fund may invest include, without limitation: certificates of deposit (including marketable variable rate certificates of deposit), bankers’ acceptances, commercial paper, repurchase agreements and other debt obligations that mature within five years of the date of settlement, provided such obligations meet the Fund’s established credit rating or other criteria as stated under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds—Description of Investments.”

These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets designated by the Investment Committee of the Sub-Adviser from time to time. The Fund is authorized to invest in foreign issuers in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Sweden, Switzerland and the United Kingdom. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the countries listed above. The Sub-Adviser will determine when and whether to invest in countries that have been authorized depending on a number of factors, such as asset availability in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of developed market countries that are not listed above as authorized countries but had been authorized for investment in the past. Under normal market conditions, the Fund will invest (1) at least 40% (and up to 100%) of its total assets in the securities of foreign issuers and (2) in issuers organized or having a majority of their assets in, or deriving a majority of their operating income from, at least three different countries, one of which may be the United States. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets, or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. The actual number of countries represented in the Fund’s portfolio may vary over time.

The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates. For example, the Sub-Adviser may sell a security denominated in one currency and buy a security denominated in a different currency depending on market conditions.

The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other permitted securities and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Fixed Income Funds—Additional Information About the Fixed Income Funds.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

40	|	http://sa-funds.com

Additional Information About the Fixed Income Funds

Description of Investments

The following investment terms are used to describe some of the securities in which the Fixed Income Funds may invest. All ratings described below apply at the time of investment.

U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

U.S. Government Agency Obligations – Debt securities issued or guaranteed by U.S. government-sponsored instrumentalities or federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies or instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Government National Mortgage Association (Ginnie Mae), including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae).

Corporate Debt Obligations – Investment grade corporate debt securities (e.g., bonds and debentures).

Commercial Paper – An unsecured promissory note with a fixed maturity generally from 1 to 365 days. Commercial paper must be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s.

Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances. Bank certificates of deposit must be rated at least A-3 by S&P, P-3 by Moody’s or F3 by Fitch or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated at least BBB- by S&P or Fitch or Baa3 by Moody’s. Bank certificates of deposit will only be acquired from banks having assets in excess of $1 billion.

Supranational Organization Obligations – Debt securities of supranational organizations such as the European Investment Bank and the World Bank, which are chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supranational organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

Repurchase Agreements – Instruments through which a Fund purchases securities (the “underlying securities”) from a bank, or a registered U.S. government securities dealer, or such other counterparties with creditworthiness and other characteristics deemed appropriate by the Sub-Adviser, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government or agency obligations described above. A Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of a Fund’s net assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days may be subject to a Fund’s investment restrictions on illiquid investments. A Fund will only invest in repurchase agreements with banks, U.S. government securities dealers and/or other counterparties, as described above, that are approved by the Investment Committee of the Sub-Adviser. The Sub-Adviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

Foreign Government or Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments or their agencies or instrumentalities. Some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision, and some are not. Government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Call toll-free 1.844.366.0905	Prospectus	|	41

Money Market Funds – Money market funds that may be registered, unregistered, affiliated or unaffiliated. Each Fixed Income Fund may invest in money market funds pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

The following investment terms are applicable only to SA Global Fixed Income Fund:

Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

Foreign Currency Forward Contracts – Contracts that involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract.

The Fixed Income Funds’ investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the U.S. Treasury bill rate.

All ratings described in this Prospectus apply at the time of investment.

Additional Investment Strategies and Risks of the Fixed Income Funds

Portfolio Turnover. Each Fixed Income Fund may engage in frequent trading of portfolio securities and, therefore, is expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. While the Fixed Income Funds generally acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Sub-Adviser’s judgment, the monthly return of a Fixed Income Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

Securities Lending. The SA Global Fixed Income Fund may seek additional income by lending portfolio securities to institutions. By reinvesting any cash collateral the Fund receives in these transactions, it could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Fund could lose money.

Expected Credit and Expected Term Premiums. The Sub-Adviser will manage each Fixed Income Fund with a view toward capturing expected credit and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and the term “expected term premium” means the expected relative return on investment for holding securities having longer-term maturities as compared to shorter-term maturities. In implementing this strategy, although the SA Global Fixed Income Fund may primarily invest in foreign obligations, the Fund may invest in U.S. obligations when the Sub-Adviser believes that foreign securities do not offer expected term premiums that compare favorably with those offered by U.S. securities.

Derivatives. The SA Global Fixed Income Fund may invest in foreign currency forward contracts, which are forms of derivatives. Each Fixed Income Fund may invest in futures and options, which are also forms of derivatives. A derivative is a financial contract the value of which is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (i.e., attempting to reduce risk by offsetting one investment position with another) or speculation (i.e., taking a position in the hope of increasing return). The Fixed Income Funds will not use derivatives for speculative purposes. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fixed Income Funds.

42	|	http://sa-funds.com

The SA Global Fixed Income Fund may, but is not required to, use foreign currency forward contracts. The Fund may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A foreign currency forward contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.

Each Fixed Income Fund may, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates or other economic factors.

Equity Funds

About Tax-Efficient Management Techniques

The Sub-Adviser may use some or all of the following tax-efficient portfolio management techniques, with respect to SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Market Value Fund, and SA U.S. Core Market Fund, in an attempt to minimize taxable distributions by those Funds, particularly distributions of net short-term capital gains (i.e., the excess of realized gains over losses on securities held for up to one year) and current income other than “qualified dividend income” (see “Distributions and Taxes — Taxes on Distributions”), which are taxed at a higher rate than distributions of net long-term capital gains (i.e., the excess of realized gains over losses on securities held for more than one year):

Delaying and reducing the realization of net capital gains (e.g., selling stocks with capital losses to offset gains, realized or anticipated when prudent to do so).

Considering the extent to which any realized net capital gains are long-term (i.e., taxable at lower capital gains tax rates).

Minimizing dividend income that is not “qualified dividend income.”

Limiting portfolio turnover, when prudent to do so.

Investment Terms

The following investment terms are used to describe some or all of the Equity Funds’ investment strategies:

Market Capitalization — Market capitalization (or “market cap”) is the product of the number of shares of a company’s stock outstanding, as determined by the Sub-Adviser, multiplied by the price per share.

Call toll-free 1.844.366.0905	Prospectus	|	43

Market Capitalization Weighting — A portfolio or index is market capitalization weighted when the amount of a stock in the portfolio or index is proportionate to that stock’s market capitalization compared to the market capitalization of all of the stocks in the portfolio or index. The higher a stock’s relative market cap, the greater its representation in the portfolio or index will be.

Market Capitalization Weighted Approach — This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Fund. For the purposes of this Prospectus, when investing on a market capitalization weighted basis, the Sub-Adviser may, in its discretion, adjust the representation in a Fund of an eligible company, or exclude an eligible company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity, momentum, investment characteristics and other factors that the Sub-Adviser determines appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time. An Equity Fund may deviate from market capitalization weighting for a variety of reasons, including to limit or fix the exposure to a particular country or issuer to a maximum proportion of its assets. See “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for further details.

Total Market Capitalization — For the purposes of this Prospectus, total market capitalization of U.S. stocks is based on the market capitalization of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

44	|	http://sa-funds.com

SA U.S. Core Market Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of U.S. companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser limits the universe of eligible securities in which the Fund may invest to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $2.3 billion or above. This dollar amount will vary due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group Inc., a separate registered investment company. The Sub-Adviser is also the adviser of the U.S. Micro Cap Portfolio. The U.S. Micro Cap Portfolio generally will purchase a broad and diverse group of securities of micro cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. For purposes of the U.S. Micro Cap Portfolio, the Sub-Adviser considers micro cap companies to be companies whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

The Sub-Adviser does not receive any sub-advisory fee from the Fund for its sub-advisory services with respect to Fund assets invested in the U.S. Micro Cap Portfolio. As the adviser of the U.S. Micro Cap Portfolio, the Sub-Adviser receives an advisory fee from the U.S. Micro Cap Portfolio. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser. The Fund will bear its proportionate share of the other expenses of the U.S. Micro Cap Portfolio.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	45

SA U.S. Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid cap U.S. companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

The Sub-Adviser considers large and mid cap companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $5.99 billion or above. This dollar amount will vary due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in U.S. securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

46	|	http://sa-funds.com

SA U.S. Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of small cap companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser. The Sub-Adviser considers small cap companies to be companies whose market capitalizations generally are either in the lowest 12.5% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. Under the Sub-Adviser’s market capitalization guidelines described above, based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company would be approximately $8.1 billion or below. This dollar amount will vary due to market conditions.

The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. small cap companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change. Generally, the Sub-Adviser constructs a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

Portfolio Construction

The Fund uses a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

If the Fund must sell securities in order to obtain funds to make redemption payments, it may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	47

SA International Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by purchasing securities of large non-U.S. companies using a market capitalization weighted approach in countries with developed markets that the Sub-Advisor determines to be value stocks. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios as well as economic conditions and developments in the issuer’s industry. The Sub-Advisor may also adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Sub-Advisor determines to be appropriate. The criteria the Sub-Adviser uses for assessing value are subject to change from time to time.

The Fund invests in Approved Market Securities of companies in countries with developed markets designated by the Investment Committee of the Sub-Adviser as approved markets from time to time (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). The Fund is authorized to invest in Approved Market Securities of large and mid cap companies in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future, in addition to the countries listed above. The Sub-Adviser will determine in its discretion when and whether to invest in countries that have been authorized, depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities of countries that are not listed above as authorized countries but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved countries. Under normal market conditions, the Sub-Adviser intends to invest in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries.

The Sub-Adviser determines company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the minimum market capitalization of large and mid cap companies that may be purchased by the Fund with respect to each country or region. Based on market capitalization data as of August 31, 2019, the market capitalization of an eligible company in any country or region in which the Fund invests would be approximately $1.61 billion or above. This threshold will vary by country and region and will change with market conditions.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The Sub-Adviser may use a variety of tax-efficient portfolio management techniques, when consistent with the Fund’s strategies and operational needs, in an attempt to minimize adverse tax consequences to shareholders of the Fund. See “The Funds in Greater Detail—Equity Funds—About Tax-Efficient Management Techniques.”

48	|	http://sa-funds.com

Portfolio Construction

The Fund intends to purchase securities within each authorized country or region using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviations from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser, using this approach and its judgment, will seek to set country or region weights based on the relative market capitalization of eligible large and mid cap non-U.S. companies within each country or region. The Sub-Adviser may reset the market capitalization floor from time to time to reflect changing market conditions. The weighting of certain countries or regions in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

On not less than a semi-annual basis, the Sub-Adviser will calculate the book-to-market ratio necessary to determine those companies whose stock may be eligible for investment by the Fund.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	49

SA International Small Company Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. Instead of buying securities directly, the Fund invests substantially all of its assets in the DFA Portfolio, which is managed by the Sub-Adviser and has the same investment objective and investment policies as the Fund. The DFA Portfolio seeks to provide investors with access to securities portfolios consisting of a broad range of equity securities of primarily small Japanese, United Kingdom, European (including the Mediterranean), Asia Pacific and Canadian companies. The DFA Portfolio invests substantially all of its assets in the following Underlying Funds: the Japanese Series, the United Kingdom Series, the Continental Series, the Asia Pacific Series and the Canadian Series, each of which is a series of The DFA Investment Trust Company. Each Underlying Fund invests in small companies using a market capitalization weighted approach in each country or region designated by the Sub-Adviser as an approved market for investment. From time to time, the Sub-Adviser may add or remove Underlying Funds in the DFA Portfolio without notice to shareholders. The DFA Portfolio also may have some exposure to small cap equity securities associated with other countries or regions. As a non-fundamental policy, under normal circumstances, the Fund, through its investments in the DFA Portfolio and, indirectly, the Underlying Funds, will invest at least 80% of its net assets in securities of small companies. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

As of August 31, 2019, the DFA Portfolio invested its assets in the Underlying Funds within the following ranges (expressed as a percentage of the DFA Portfolio’s assets):

Underlying Fund	Investment Range
Japanese Series	10% - 35%
United Kingdom Series	10% - 30%
Continental Series	25% - 50%
Asia Pacific Series	5% - 25%
Canadian Series	5% - 20%

The allocation of the assets of the DFA Portfolio to be invested in the Underlying Funds will be determined by the Sub-Adviser on at least a semi-annual basis. In setting the allocation, the Sub-Adviser will first consider the market capitalizations of all eligible companies in each of the Underlying Funds. The Sub-Adviser expects to change the relative weights ascribed to each Underlying Fund, based on the Sub-Adviser’s updated market capitalization calculations, when the Sub-Adviser determines that material changes in the relative values ascribed by market forces to each relevant geographic area have occurred. Adjustments may be made by applying future purchases by the DFA Portfolio in proportions necessary to rebalance the investment portfolio of the DFA Portfolio.

Each Underlying Fund invests in Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Security Types—Approved Market Securities” for the definition of “Approved Market Securities”). The Underlying Funds invest in countries that the Sub-Adviser views as developed market countries. Each Underlying Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

Each Underlying Fund may lend its portfolio securities to generate additional income.

In addition to money market instruments and other short-term investments, the DFA Portfolio and each Underlying Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Each Underlying Fund may engage in short-term trading. Each Underlying Fund may invest in ETFs and similarly structured pooled investments and use derivatives, such as futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Underlying Fund or enter into futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity

50	|	http://sa-funds.com

market securities or indices, including those of the United States. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

The DFA Portfolio and the Underlying Funds are advised by the Sub-Adviser. For as long as the Fund invests substantially all of its assets in the DFA Portfolio, the Sub-Adviser will not receive any sub-advisory fee from the Fund for its sub-advisory services. The Sub-Adviser receives an administration fee from the DFA Portfolio and also receives administration and advisory fees for providing administration and advisory services to the Underlying Funds. The Sub-Adviser has agreed to this fee arrangement in order to prevent duplication of advisory fees to the Sub-Adviser.

The Fund may withdraw its investment in the DFA Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund’s assets either will be invested in another mutual fund or will be invested directly according to the investment policies and restrictions described in this Prospectus.

In reviewing the investment objective and policies of the Fund in this Prospectus, you should assume that the investment objectives and policies of the DFA Portfolio are the same in all material respects as those of the Fund and that, during periods when the Fund has invested its assets in the DFA Portfolio, the descriptions of the Fund’s investment strategies and risks should be read as also applicable to the DFA Portfolio.

Underlying Fund-Specific Policies

The following are the investment policies of each Underlying Fund in which the DFA Portfolio invests.

Japanese Series

The Japanese Series generally will purchase a broad and diverse group of readily marketable securities of Japanese small companies. The Japanese Series invests in Approved Market Securities of companies associated with Japan. As a non-fundamental policy, under normal circumstances, the Japanese Series will invest at least 80% of its net assets in securities of Japanese small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in Japan by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Japan. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider Japanese small companies to be those companies with a market capitalization below $2.0 billion. This threshold will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Japanese Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Japanese Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Japanese equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Japanese Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

United Kingdom Series

The United Kingdom Series generally will purchase a broad and diverse group of readily marketable securities of United Kingdom small companies. The United Kingdom Series invests in Approved Market Securities of companies associated with the United Kingdom. As a non-fundamental policy, under normal circumstances, the United Kingdom Series will invest at least 80% of its net assets in securities of United Kingdom small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies in the United Kingdom by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in the United Kingdom. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider United Kingdom small companies to be

Call toll-free 1.844.366.0905	Prospectus	|	51

those companies with a market capitalization below $4.5 billion. This threshold will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The United Kingdom Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The United Kingdom Series may invest in ETFs and similarly structured pooled investments that provide exposure to the United Kingdom equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the United Kingdom Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Continental Series

The Continental Series generally will purchase a broad and diverse group of readily marketable securities of small European companies. The Continental Series is authorized to invest in Approved Market Securities associated with Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. The Continental Series may also invest up to 20% of its net assets in small companies associated with non-European countries that are designated as approved markets by the Investment Committee of the Sub-Adviser. As a non-fundamental policy, under normal circumstances, the Continental Series will invest at least 80% of its net assets in securities of small companies located in continental Europe.

The Sub-Adviser measures company size on a country- or region-specific basis and based primarily on market capitalization. In the countries or regions authorized for investment, the Sub-Adviser first ranks eligible companies listed on selected exchanges based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Continental Series with respect to each country or region. Based on market capitalization data as of August 31, 2019, the market capitalization of a small company in any country or region in which the Continental Series invests would be below $7.0 billion. This threshold will vary by country or region. For example, as of August 31, 2019, the Sub-Adviser would consider a small company in the European Monetary Union to have a maximum market capitalization of approximately $6.3 billion, a small company in Denmark to have a market capitalization of approximately $4.5 billion and a small company in Sweden to have a market capitalization of approximately $2.5 billion. These thresholds will vary due to market conditions. The Sub-Adviser will establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Continental Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Continental Series of holdings in a particular country. The Continental Series may invest in ETFs and similarly structured pooled investments that provide exposure to the continental European equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Continental Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Asia Pacific Series

The Asia Pacific Series generally will purchase a broad and diverse group of securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries. The Asia Pacific Series is authorized to invest in Approved Market Securities associated with Australia, Hong Kong, New Zealand and Singapore. As a non-fundamental policy, under normal circumstances, the Asia Pacific Series will invest at least 80% of its net assets in securities of small companies located in Australia, New Zealand and Pacific Rim Asian countries.

52	|	http://sa-funds.com

The Sub-Adviser measures company size on a country-specific basis and based primarily on market capitalization. In the countries authorized for investment, the Sub-Adviser first ranks eligible companies based on the companies’ market capitalizations. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the Asia Pacific Series with respect to each country authorized for investment. This threshold will vary by country. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider Asia Pacific small companies to be those companies with a market capitalization below $2.6 billion in Australia, $4.2 billion in Hong Kong, $2.0 billion in New Zealand and $3.8 billion in Singapore. These thresholds will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Asia Pacific Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Sub-Adviser may in its discretion either limit further investments in a particular country or divest the Asia Pacific Series of holdings in a particular country. The Asia Pacific Series may invest in ETFs and similarly structured pooled investments that provide exposure to Asia Pacific equity markets or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Asia Pacific Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Canadian Series

The Canadian Series generally will purchase a broad and diverse group of readily marketable securities of Canadian small companies. The Canadian Series invests in Approved Market Securities of companies associated with Canada. As a non-fundamental policy, under normal circumstances, the Canadian Series will invest at least 80% of its net assets in securities of Canadian small companies.

The Sub-Adviser measures company size based primarily on market capitalization. The Sub-Adviser first ranks eligible companies by market capitalization. The Sub-Adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company in Canada. Based on market capitalization data as of August 31, 2019, the Sub-Adviser would consider Canadian small companies to be those companies with a market capitalization below $3.4 billion. This threshold will vary due to market conditions. The Sub-Adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will vary due to market conditions.

The Canadian Series intends to invest in the stock of eligible companies using a market capitalization weighted approach. The Canadian Series may invest in ETFs and similarly structured pooled investments that provide exposure to the Canadian equity market or other equity markets, including the United States, for the purpose of gaining exposure to the equity markets while maintaining liquidity. In addition to money market instruments and other short-term investments, the Canadian Series may invest in affiliated and unaffiliated registered and unregistered money market funds to manage its cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in ETFs and money market funds may involve a duplication of certain fees and expenses.

Portfolio Construction

The Underlying Funds in which the DFA Portfolio invests use a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach.

The decision to include or exclude the shares of an issuer is made on the basis of such issuer’s relative market capitalization determined by reference to other companies located in the same country or region. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

Call toll-free 1.844.366.0905	Prospectus	|	53

If any Underlying Fund must sell securities in order to obtain funds to make redemption payments, that Underlying Fund may repurchase such securities as additional cash becomes available. In most instances, however, the Sub-Adviser would anticipate selling securities that had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

Fund Structure

Through the daily calculation of the DFA Portfolio’s net asset value (“NAV”) per share, the value of each shareholder’s, including the Fund’s, investment in the DFA Portfolio, will be adjusted to reflect each such shareholder’s proportionate share of the expenses of the DFA Portfolio, which expenses will include the DFA Portfolio’s share of the indirect operating expenses of the Underlying Funds.

The shares of the DFA Portfolio are generally available to institutional investors, clients of certain registered investment advisors and financial institutions, and a limited number of certain other investors as approved from time to time by the Sub-Adviser and the shares of the Underlying Funds are generally available to institutional investors. Offerings to institutional investors by the DFA Portfolio and the Underlying Funds (collectively, the “Other Funds”) serve the purposes of increasing the assets available for investment, reducing expenses as a percentage of total assets and achieving other economies that might be available at higher asset levels. Investment in the Other Funds by other institutional investors offers potential benefits to the Other Funds, and to the Fund through its investment in the DFA Portfolio. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Other Funds. Also, if an institutional investor were to redeem its interest in the Other Funds, the remaining investors therein could experience higher pro rata operating expenses, thereby producing lower returns, and the Other Funds’ security holdings may become less diverse, resulting in increased risk.

Institutional investors that have a greater pro rata ownership interest in the DFA Portfolio than the Fund does could have effective voting control over the operation of the DFA Portfolio.

Other institutional investors, including other mutual funds, may invest in the Other Funds, and the expenses of such other institutional investors and, correspondingly, their returns may differ from those of the Fund. For information about the availability of investing in any Other Fund, other than through the Fund, please contact DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, (512) 306-7400.

A redemption by the Fund of all or part of its investment in the DFA Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash when necessary. In addition, a distribution in kind to the Fund could result in its having a less diversified portfolio of investments and could adversely affect its liquidity. Moreover, a distribution in kind, or in cash, by the DFA Portfolio pursuant to a redemption will constitute a taxable exchange for federal income tax purposes, resulting in gain or loss to the Fund to the extent that the redemption distribution is more or less than the Fund’s basis in the redeemed shares. Any net capital gains so realized will be distributed to the Fund’s shareholders as described in the section entitled “Distributions and Taxes—Distributions.”

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

54	|	http://sa-funds.com

SA Emerging Markets Value Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with a low price in relation to their book value. In assessing value, the Sub-Adviser may consider additional factors such as price-to-cash flow or price-to-earnings ratios. In addition, the Sub-Adviser may, in its discretion, adjust the representation in the Fund of an eligible company, or exclude an eligible company, after considering free float (a company’s share capital that is freely available for trading), profitability, trading strategies, liquidity, size, value, momentum, investment characteristics and other factors that the Sub-Adviser determines to be appropriate. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to time.

The Fund seeks to achieve its goal by investing in companies in countries designated by the Investment Committee of the Sub-Adviser from time to time as approved markets. The Fund is authorized to invest in the following approved markets: Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Malaysia, Mexico, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey. The Fund may gain exposure to companies associated with authorized countries by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Investment Committee of the Sub-Adviser may authorize other countries for investment in the future in addition to the approved markets listed above. The Sub-Adviser will determine in its discretion when and whether to invest in approved markets depending on a number of factors, such as asset growth in the Fund and characteristics of each country’s market. In addition, the Fund may continue to hold securities associated with countries that are not listed above as approved markets but had been authorized for investment in the past and may reinvest distributions received in connection with such existing investments in such previously approved countries.

The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization. In each approved market, the companies listed on selected exchanges are ranked based upon their market capitalizations.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets investments that are Approved Market Securities (see “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds— Description of Certain Security Types—Approved Market Securities” for a definition of “Approved Market Securities”). If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may invest in ETFs and similarly structured pooled investments that provide exposure to approved markets or other equity markets, including the United States, for the purposes of gaining exposure to the equity markets while maintaining liquidity. The Fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more approved markets, although it intends to do so only where access to those markets is otherwise significantly limited.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Call toll-free 1.844.366.0905	Prospectus	|	55

Portfolio Construction

The Fund intends to purchase securities within authorized countries using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviations from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser, using this approach and its judgment, will generally seek to set country weights based on the relative market capitalization of eligible companies. The weighting of countries in the Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or S&P/Citigroup.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

56	|	http://sa-funds.com

SA Real Estate Securities Fund

Goal and Principal Investment Strategies

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITs”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, sale of residential, commercial, industrial or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT or REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The Fund will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Sub-Adviser, using a free float-adjusted market capitalization weighted approach.

The Fund will purchase shares of REITs. A REIT is not subject to federal income tax on net income and gains it distributes to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gain (as defined under “Distributions and Taxes—Taxes on Distributions”)) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At the present time, the Fund intends to invest only in equity REITs and hybrid REITs.

As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of companies in the real estate industry. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in short-term, high-quality, fixed-income obligations for cash management purposes. The Fund may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. The Fund may also engage in short-term trading and enter into futures and options on futures contracts. These investments and techniques are not principal investment strategies and are described under “The Funds in Greater Detail—Equity Funds—Additional Information About the Equity Funds—Description of Certain Investment Practices” and “—Description of Certain Security Types.”

Portfolio Construction

It is the intention of the Fund to invest in the securities of eligible companies using a market capitalization weighted approach. See “Additional Information about the Equity Funds—Description of Certain Investment Practices—Market Capitalization Weighting and Deviation from Market Capitalization Weighting” for more information on this approach. The Sub-Adviser has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. Periodically, the Sub-Adviser may expand the Fund’s schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment.

Principal Risks

For more information on the Fund’s principal risks see “Additional Information About Principal Risks.”

Call toll-free 1.844.366.0905	Prospectus	|	57

Additional Information about the Equity Funds

Description of Certain Investment Practices

Portfolio Transactions

Portfolio investments of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), will generally be made in eligible securities using a market capitalization weighted approach. The Sub-Adviser may, in its discretion, adjust the market capitalization weighting as described under “—Market Capitalization Weighting and Deviation from Market Capitalization Weighting.” However, securities in each Equity Fund’s portfolio will generally not be purchased or sold based on the prospects for the economy or securities markets. Securities in each Equity Fund’s portfolio that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities in each Equity Fund’s portfolio will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities in each Equity Fund’s portfolio, including those eligible for purchase, may be disposed of at any time when, in the Sub-Adviser’s judgment, circumstances, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities in each Equity Fund’s portfolio will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the relevant Equity Fund.

If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by each Equity Fund as additional cash becomes available to it. Each Equity Fund is also authorized to make a redemption payment, in whole or in part, by a distribution of portfolio securities in lieu of cash (i.e., a redemption in-kind), when in the best interests of the Equity Fund. Such distributions will be made in accordance with the U.S. federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that are received in payment of redemptions. Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Equity Fund might not be able to purchase the number of shares that adherence to market capitalization weighting might require.

Any total market capitalization ranges and any value criteria used by the Sub-Adviser for an Equity Fund generally apply at the time of purchase by the Equity Fund and an Equity Fund will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria.

Investments will not be based upon an issuer’s dividend payment policy or record. However, many of the companies whose securities will be included in each Equity Fund’s portfolio do pay dividends. It is anticipated, therefore, that each Equity Fund will receive dividend income.

Market Capitalization Weighting and Deviation from Market Capitalization Weighting

The investment portfolios of the Equity Funds, including the Underlying Funds of the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), use a market capitalization weighted approach. This approach involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the Sub-Adviser for a variety of reasons. An Equity Fund or Underlying Fund may deviate from its market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum proportion of the assets of such Equity Fund or Underlying Fund. Additionally, the Sub-Adviser may adjust the representation of an eligible company in a Fund or Underlying Fund, or exclude a company, after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, momentum, trading strategies, liquidity, profitability, investment characteristics and other factors that the Sub-Adviser determines to be appropriate, given market conditions. In assessing profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by assets or book value. The criteria the Sub-Adviser uses for assessing value, profitability or investment characteristics are subject to change from time to

58	|	http://sa-funds.com

time. The Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criterion if the Sub-Adviser determines, in its judgment, that the purchase of such stock is inappropriate in light of other conditions. These adjustments will result in deviations from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (1) those held by strategic investors (such as governments, controlling shareholders and management), (2) treasury shares or (3) shares subject to ownership restrictions. Free float adjustments may also be made based on a company’s market capitalization. Deviation also will occur because the Sub-Adviser generally intends to purchase in round lots. Furthermore, the Sub-Adviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20%, of each Equity Fund’s and Underlying Fund’s assets may be invested in short-term, high-quality, highly-liquid, fixed income obligations, thereby causing further deviation from market capitalization weighting. Finally, tax management strategies undertaken by SA U.S. Value Fund, SA U.S. Small Company Fund and SA International Value Fund may also cause further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares that, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase by each Equity Fund and Underlying Fund or otherwise represented in the portfolio of such Equity Fund or Underlying Fund may be acquired in exchange for the issuance of shares. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Sub-Adviser will determine those companies eligible for investment by an Equity Fund or Underlying Fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the Sub-Adviser’s then-current requirements for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of an Equity Fund or Underlying Fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country or region weights may be based on the total market capitalization of companies within each country or region. The calculation of country or region market capitalization may take into consideration the free float of companies within a country or region or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the Investment Committee of the Sub-Adviser may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of an Equity Fund or Underlying Fund. Country or region weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries or regions may vary from their weighting in published international indices.

For each Equity Fund (including the Underlying Funds of the DFA Portfolio) that invests in companies that the Sub-Adviser considers to be small capitalization, the Sub-Adviser may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the Sub-Adviser determines it to be appropriate. In assessing a company’s investment characteristics, the Sub-Adviser may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normal circumstances, each Equity Fund will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country that the Equity Fund invests.

Securities Lending

Each Equity Fund and Underlying Fund may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Equity Fund or Underlying Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Equity Fund or Underlying Fund could lose money.

Call toll-free 1.844.366.0905	Prospectus	|	59

Cash Management

Each Equity Fund and Underlying Fund may invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds may involve a duplication of certain fees and expenses. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease.

Temporary Defensive Positions

Notwithstanding each Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. In addition, SA Emerging Markets Value Fund may, for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies. To the extent that an Equity Fund adopts a temporary defensive position, the Equity Fund may not achieve its investment objective.

Master-Feeder Structure

Each Equity Fund reserves the right to convert to a “master-feeder” structure at a future date. Under such a structure, generally one or more feeder funds invest all or substantially all of their assets in a master fund, which, in turn, invests directly in a portfolio of securities. An Equity Fund will notify shareholders prior to any such conversion.

Short-Term Trading

Each Equity Fund and Underlying Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Equity Fund’s performance.

Description of Certain Security Types

Approved Market Securities

The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund invest in Approved Market Securities. “Approved Market Securities” are securities of companies in countries designated by the Investment Committee of the Sub-Adviser from time to time (“approved markets”) listed on bona fide securities exchanges or listed on the over-the-counter markets. These exchanges or over-the-counter markets may be either within or outside the issuer’s domicile country. For example, the securities may be listed or traded in the form of European Depository Receipts, Global Depository Receipts, American Depository Receipts or other types of depository receipts (including non-voting depositary receipts) or may be listed on bona fide securities exchanges in more than one country. The SA International Value Fund, the Underlying Funds of the SA International Small Company Fund, and the SA Emerging Markets Value Fund will consider for purchase securities that are associated with an approved market, and may include, among others: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an approved market; (b) securities for which the principal trading market is in an approved market; (c) securities issued or guaranteed by the government of an approved market country, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities denominated in an approved market currency issued by companies to finance operations in approved markets; (e) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of their assets in approved markets; (f) equity securities of companies in approved markets in the form of depositary shares; (g) securities of pooled investment vehicles that invest primarily in approved market securities or derivative instruments that derive their value from approved market securities; or (h) securities included in a Fund’s respective benchmark index. Approved Market Securities may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the Approved Market Securities may reflect economic and market forces in such other countries or regions as well as in the approved markets. The Sub-Adviser,

60	|	http://sa-funds.com

however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in approved markets. For example, the Sub-Adviser may invest in companies organized and located in the United States or other countries outside of approved markets, including companies having their entire production facilities outside of approved markets, when such companies meet the criteria discussed above to be considered associated with approved markets.

In determining what countries are approved markets, the Sub-Adviser may consider various factors, including without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, Morgan Stanley Capital International and Citigroup. Approved markets may not include all such emerging markets. In determining whether to approve markets for investment, the Sub-Adviser will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules, and the availability of other access to these markets.

Derivatives

Each Equity Fund and Underlying Fund may use derivatives. Derivatives are instruments, such as futures, options on futures contracts, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested.

Each Equity Fund and Underlying Fund may each, but is not required to, use futures contracts and options on futures contracts, but only for the purposes of remaining fully invested, maintaining liquidity to pay redemptions or pending direct investments in securities and adjusting market exposure based on actual or expected cash inflows to or outflows from the Funds. A futures contract obligates the holder to buy or sell an asset in the future at an agreed-upon price. When an Equity Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified price during the option period. When an Equity Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Equity Fund’s portfolio securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; and losses due to unanticipated market movements, which are potentially unlimited.

Exchange-Traded Funds

Each Equity Fund and Underlying Fund is authorized to invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company or other pooled investment vehicle that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index and may not necessarily represent the strategy of an Equity Fund or Underlying Fund. The risk of not correlating to the index is an additional risk to the investors of ETFs. When an Equity Fund or Underlying Fund invests in an ETF, shareholders of the Equity Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

Call toll-free 1.844.366.0905	Prospectus	|	61

Additional Information About Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the SA Funds. Like all mutual funds, an investment in the SA Funds is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

	SA	SA	SA		SA		SA	SA	SA
	U.S.	Global	U.S.	SA	U.S.	SA	International	Emerging	Real
	Fixed	Fixed	Core	U.S.	Small	International	Small	Markets	Estate
	Income	Income	Market	Value	Company	Value	Company	Value	Securities
Risk	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Banking Concentration Risk	X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Derivatives Risk		X	X	X	X	X	X	X	X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Foreign Government
and Supranational
Organizations Risk	X	X
Foreign Securities and
Currency Risk		X				X	X	X
Foreign Securities Risk	X
Fund of Funds Risk			X				X
Hedging Risk		X
Income Risk	X	X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
Large Investor Risk	X	X	X	X	X	X		X	X
LIBOR Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company
Stock Risk			X	X		X		X
Profitability Investment Risk			X
Real Estate and REIT
Investment Risk									X
Risk of Concentrating in the Real
Estate Industry									X
Securities Lending Risk		X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X		X		X

●	Banking Concentration Risk: To the extent the SA U.S. Fixed Income Fund invests more than 25% of its total assets in bank and bank holding company obligations, such banking industry investments would link the performance of the Fund to changes in the performance of the banking industry generally. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Fund may purchase may themselves have concentrated portfolios of loans or investments that make them vulnerable to economic

62	|	http://sa-funds.com

conditions that affect that industry. A variety of factors may adversely affect the profitability or viability of the banking industry or certain banks, including industry consolidation, increased competition and ongoing changes to the regulatory framework that governs the banking industry.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value. A change in the credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell. Credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not guarantees as to the payment of interest and repayment of principal.

●	Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value. There is also a risk that cybersecurity breaches may not be detected. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Cyclical Market Risk: The real estate industry tends to be cyclical with periods of relative under-performance and out-performance in comparison to the broad U.S. equity market. Such cycles may adversely affect the value of SA Real Estate Securities Fund’s portfolio.

●	Derivatives Risk: Consistent with the terms in its registration statement, a Fund may invest in derivative instruments for hedging purposes and/or to equitize cash and cash equivalents held in its portfolio. Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When a Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

Call toll-free 1.844.366.0905	Prospectus	|	63

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the EU in June 2016 (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended, and it is possible that the negotiation period may be further extended. However, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom. If the United Kingdom exits the EU without reaching an agreement with the EU on the terms of its exit, the impact of Brexit may be heightened. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, SA Global Fixed Income Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. The SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to foreign government obligations it holds and the SA U.S. Fixed Income Fund and the SA Global Fixed Income Fund may have limited legal recourse in the event of a default with respect to supranational organization obligations they hold. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

●	Foreign Securities and Currency Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Investments in foreign securities are subject to fluctuations in currency exchange rates, which may negatively affect the value of the Fund’s portfolio. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Sub-Adviser invests in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international

64	|	http://sa-funds.com

trading partners or other members of their currency bloc. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on one or more national economies and also negatively impact a Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in a Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

●	Foreign Securities Risk (SA U.S. Fixed Income Fund): U.S. dollar-denominated securities of foreign issuers or U.S. subsidiaries or branches of foreign banks involve risks in addition to those associated with comparable U.S. securities. These risks may include social, political or economic instability; nationalization or expropriation of assets; changes in tax policy; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, these securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although securities of foreign issuers offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments.

●	Fund of Funds Risk: The investment performance of a Fund that invests in one or more underlying investment companies or other pooled investment vehicles is affected by the investment performance of such underlying funds. The ability of a Fund that invests in underlying funds to achieve its investment objective depends on the ability of the relevant underlying funds to meet their investment objectives, and there can be no assurance that the investment objective(s) of such underlying funds will be achieved. A Fund that invests in one or more underlying funds is subject to the risks of the underlying funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies or other pooled investment vehicles.

●	Hedging Risk: Foreign currency forward contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of SA Global Fixed Income Fund’s portfolio holdings increases because of currency fluctuations. There is also a risk that a foreign currency forward contract intended as a hedge may not perform as intended, resulting in a loss. For example, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires.

●	Income Risk: Because a Fund can only distribute what it earns, a Fund’s distributions to shareholders may decline when prevailing interest rates fall or if a Fund experiences defaults on debt securities it holds. A Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of debt securities declines, and vice versa. Investing in such securities means that a Fund’s net asset value will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a Fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Low interest rates in the United States and other countries relative to historic rates may increase the Fixed Income Funds’ exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Funds.

Call toll-free 1.844.366.0905	Prospectus	|	65

●	Interest Rate Risk (REITs): Changes in prevailing interest rates affect not only the value of REIT shares but may also impact the market value of the REIT’s investment real estate.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	Large Company Stock Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

●	LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

●	Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that the Fund holds illiquid securities, the Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Market Risk (Equity Funds): The value of the securities in which an Equity Fund invests may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount an Equity Fund invests in any single company’s equity securities. However, diversification will not protect an Equity Fund against widespread or prolonged declines in the stock market. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data

66	|	http://sa-funds.com

systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Equity Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●	Management Risk: The investment techniques and risk analyses applied by the Sub-Adviser may not produce the desired results. Furthermore, legislative, regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Sub-Adviser in connection with managing the Fund. There is no guarantee that the investment objective of a Fund will be achieved.

●	Market Risk (Fixed Income Funds): The value of the securities in which a Fixed Income Fund invests may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fixed Income Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●	Market Risk (SA International Small Company Fund): The SA International Small Company Fund’s performance is dependent on the performance of the Underlying Funds in which the DFA Portfolio invests. The value of the securities in which the Underlying Funds invest may go up or down in response to the prospects of individual companies, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the stock price) to diverge from fundamental value. The Sub-Adviser’s market capitalization weighted approach attempts to manage market risk by limiting the amount any Underlying Fund invests in any single company’s equity securities. However, diversification will not protect any Underlying Fund against widespread or prolonged declines in the market in which it invests. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Underlying Funds being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●	Medium-Size Company Stock Risk: Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. A Fund may experience difficulty in purchasing or selling securities of medium-size companies at the desired time and price.

●	Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

●	Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these

Call toll-free 1.844.366.0905	Prospectus	|	67

entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. A Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Fund.

●	Risk of Concentrating in the Real Estate Industry: The SA Real Estate Securities Fund’s exclusive focus on the real estate industry will subject the Fund to the general risks of direct real estate ownership. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, regulatory, cultural or technological developments. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Real estate company prices also may drop because of changes in interest rates or the failure of borrowers to pay their loans and poor management. The Fund’s performance may be materially different from the broad U.S. equity market.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of a Fund that engages in securities lending may fall. The value of shares of a Fund could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the Fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. The Fund may be overweight in certain sectors at various times. To the extent the Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Fund’s performance.

●	Small Company Stock Risk: The stocks of small companies may have more risks than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of a Fund’s portfolio. In addition, small company stocks typically trade in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	U.S. Government Securities Risk: Although a Fund may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole. In addition, value stocks may underperform when the market favors growth stocks over value stocks. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

68	|	http://sa-funds.com

Management

Adviser

BAM Advisor Services, LLC (“BAM” or the “Adviser”), headquartered at 8182 Maryland Avenue, St. Louis, Missouri 63105, with an additional office located at 10 Almaden Blvd., 15th Floor, San Jose, California 95113, serves as the investment adviser to each Fund. BAM is a fee-only investment adviser and has been providing investment services since 1997, either as BAM or as BAM’s predecessor entity. As of September 30, 2019, BAM had $19.13  billion of regulatory assets under management. In addition, BAM provides administrative, back-office and retirement plan services to $15.02 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of September 30, 2019, BAM’s total amount of assets under management or administration was $34.15 billion.

The Adviser, in its capacity as investment adviser, handles the business affairs of the SA Funds, reviews and determines with the Sub-Adviser the investment objectives, policies and restrictions of each Fund, and oversees the Sub-Adviser. The Adviser has received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, is also permitted to appoint sub-advisers for the SA Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board of Trustees, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. Only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

In its capacity as administrator, the Adviser provides administrative services to the SA Funds.

Prior to November 30, 2018, the Funds’ investment adviser was LWI Financial, Inc. (“LWI”). LWI’s parent company was acquired by Focus Financial Partners, Inc. (“Focus”), a partnership of independent fiduciary wealth management firms. At that time, LWI merged into BAM, a subsidiary of Focus. The merger did not result in any material change to the day-to-day management of the Funds. LWI’s business with respect to the Funds continues to operate as part of BAM following the merger, and the Sub-Adviser’s business with respect to the Funds was not directly affected by the merger.

Sub-Adviser

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. As of September 30, 2019, the Sub-Adviser and its advisory affiliates managed approximately $579 billion in assets firm-wide across the Sub-Adviser and its subsidiaries.

The Sub-Adviser also serves as investment adviser to the DFA Portfolio (in which SA International Small Company Fund invests substantially all of its assets), the Underlying Funds (in which the DFA Portfolio invests substantially all of its assets) and the U.S. Micro Cap Portfolio (in which SA U.S. Core Market Fund invests less than five percent (5%) of its assets).

Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Funds. Investment strategies for the SA Funds are reviewed by the Investment Committee of the Sub-Adviser, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed annually. The Investment Committee reviews all investment-related policies and procedures for the Funds and also approves any changes in regards to approved countries, security types and brokers.

The Sub-Adviser also selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining the best execution of such transactions. The Sub-Adviser is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

Call toll-free 1.844.366.0905	Prospectus	|	69

Portfolio Managers

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of the Sub-Adviser. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of certain SA Funds within each category of the SA Funds indicated.

Domestic Equity Funds (includes SA U.S. Core Market Fund,	Jed S. Fogdall,
SA U.S. Value Fund, SA U.S. Small Company Fund and	Lukas J. Smart, and
SA Real Estate Securities Fund)	Joel P. Schneider

International Equity Funds (includes SA International Value Fund,	Jed S. Fogdall,
SA International Small Company Fund and	Arun C. Keswani,
SA Emerging Markets Value Fund)	Mary T. Phillips, and
Bhanu P. Singh

Fixed Income Funds (includes SA U.S. Fixed Income Fund and	Joseph F. Kolerich and
SA Global Fixed Income Fund)	David A. Plecha

Mr. Fogdall is Head of the Global Portfolio Management, Chair of the Investment Committee, Vice President and a Senior Portfolio Manager of the Sub-Adviser. Mr. Fogdall has an MBA from the University of California at Los Angeles Anderson School of Management and a BS from Purdue University. Mr. Fogdall joined the Sub-Adviser as a Portfolio Manager in 2004 and has been responsible for the Domestic Equity Funds since 2012 and the International Equity Funds since 2010.

Mr. Singh is a Senior Portfolio Manager and Vice President of the Sub-Adviser. Mr. Singh has an MBA from the University of Chicago and a BA from University of California at Los Angeles. Mr. Singh joined the Sub-Adviser in 2003, has been a portfolio manager since 2012 and has been responsible for the Domestic Equity Funds since 2014.

Mr. Kolerich is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Kolerich has an MBA from the University of Chicago and a BS from Northern Illinois University. Mr. Kolerich joined the Sub-Adviser as a portfolio manager in 2001 and has been responsible for the Fixed Income Funds since 2012.

Mr. Plecha is a Senior Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been responsible for the Fixed Income Funds since the end of 1991. Mr. Plecha is a CFA charterholder.

Mr. Smart is a Senior Portfolio Manager and Vice President of the Sub-Adviser. Mr. Smart holds an MBA from the University of Chicago Booth School of Business and a BBA from the University of San Diego. Mr. Smart joined the Sub-Adviser in 2007, and has been a portfolio manager since 2010. Mr. Smart is a CFA charterholder.

Mr. Schneider is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager, Vice President and Chair of Dimensional’s Corporate Governance Committee and a member of the Investment Committee at the Sub-Adviser. Mr. Schneider holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013.

Ms. Phillips is Deputy Head of Portfolio Management, North America, a Senior Portfolio Manager, Vice President and a member of the Investment Committee and Investment Research Committee at the Sub-Adviser. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined the Sub-Adviser in 2012 and has been a portfolio manager since 2014. Ms. Phillips is a CFA charterholder.

Mr. Keswani is a Senior Portfolio Manager and Vice President at the Sub-Adviser. Mr. Keswani holds an MBA from the MIT Sloan School of Management, an MS from The Pennsylvania State University and a BS from Purdue University. Mr. Keswani joined the Sub-Adviser in 2011 and has been a portfolio manager since 2013. Mr. Keswani is a CFA charterholder.

The SA Funds’ SAI Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of SA Fund shares.

70	|	http://sa-funds.com

Management Fees

The following chart shows the aggregate annual investment management fees (including sub-advisory fees) that each Fund paid to the Adviser and the Sub-Adviser during the fiscal year ended June 30, 2019, pursuant to the Advisory Agreement and the Sub-Advisory Agreement. Please refer to the “Fund Summary” for each Fund for more information about the fees payable to the Adviser and fee waivers and reimbursements.

Investment Management Fee Paid
(expressed as percentage of average daily net assets)
SA U.S. Fixed Income Fund	0.18%
SA Global Fixed Income Fund	0.28%
SA U.S. Core Market Fund	0.43%
SA U.S. Value Fund	0.50%
SA U.S. Small Company Fund	0.65%
SA International Value Fund	0.65%
SA International Small Company Fund	0.25%
SA Emerging Markets Value Fund	0.92%
SA Real Estate Securities Fund	0.45%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and the Sub-Advisory Agreement is available in the SA Funds’ annual report for the period ended June 30, 2019.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), which was last amended effective November 30, 2018, the Adviser has contractually agreed to waive the fees payable to it under the Advisory Agreement, and/or to reimburse the operating expenses allocated to the Select Class shares of a Fund with the effect that: (1) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expense ratio after fee waiver and/or expense reimbursement; and (2) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed, in the aggregate, the rate per annum, as set forth below. The Fee Waiver Agreement with respect to the Funds will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. Below are the Fund Expense Limitations for the Investor Class shares and Select Class shares. Investor Class shares are not available through this Prospectus.

Fund Expense Limitation
(Shown is the resulting ratio of total annual fund operating
expenses expressed as a percentage)	Investor Class	Select Class
SA U.S. Fixed Income Fund	0.65%	0.45%
SA Global Fixed Income Fund	0.75%	0.55%
SA U.S. Core Market Fund	0.90%	0.70%
SA U.S. Value Fund	1.00%	0.80%
SA U.S. Small Company Fund	1.15%	0.95%
SA International Value Fund	1.15%	0.95%
SA International Small Company Fund	0.75%	0.55%
SA Emerging Markets Value Fund	1.35%	1.15%
SA Real Estate Securities Fund	0.95%	0.75%

Call toll-free 1.844.366.0905	Prospectus	|	71

Distributor

Foreside Financial Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or their affiliates.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries or their affiliates (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of SA Funds shares attributable to that financial intermediary, the average net assets of SA Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the SA Funds and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the SA Funds. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The SA Funds, however, do not direct brokerage transactions to broker-dealers as compensation for the sale of SA Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the SA Funds. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the SA Funds and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Fund with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the SA Funds to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of an SA Fund.

72	|	http://sa-funds.com

Your Account

This section describes how to do business with the SA Funds and the services that are available to shareholders.

How to Reach the SA Funds

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m.
Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, California 95113

Investment Providers

The fees and policies outlined in this Prospectus are set by the SA Funds and by the Adviser. However, much of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the SA Funds as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

Purchasing Shares

Select Class shares are available to investors that invest through the Adviser’s Strategist Program and certain registered investment companies at the discretion of the Adviser. In addition, Select Class shares are available to certain Turn-Key Asset Management Program participants who: invest through a unified managed account program sponsored by the Adviser and who invest at least $500,000 in a model portfolio that includes one or more of the Funds; or investors who are clients of investment advisors whose clients invest in aggregate at least $20 million in the Funds and other accounts managed by the Adviser. The Adviser may automatically convert Investor Class shares to Select Class shares when investment level thresholds are achieved. The minimum initial purchase amount of Select Class shares is generally $100,000 in aggregate across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. If you are investing in the SA Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. A Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the SA Funds on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of the SA Funds.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Call toll-free 1.844.366.0905	Prospectus	|	73

Incomplete Purchase Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s Select Class shares.

Redeeming Shares

You may sell (or “redeem”) Select Class shares at any time by furnishing a redemption request to the SA Funds’ transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem Select Class shares of the Funds on any day that the NYSE is open. Please contact your investment provider to redeem Select Class shares of the SA Funds.

Incomplete Redemption Requests

The SA Funds will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV of a Fund’s Select Class shares.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem Select Class shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with Select Class shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the SA Funds’ transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV of a Fund’s Select Class shares, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV of a Fund’s Select Class shares. Each day a Fund’s Select Class shares calculates its NAV is a business day of that Fund. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Accounts with Low Balances

If the total value of your SA Funds account holdings falls below $5,000 as a result of redeeming or exchanging shares, the SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, the SA Funds may redeem your Select Class shares and mail the proceeds to you at the account holder’s address of record. Some investment providers may have different minimum balance requirements.

Exchanges

You may exchange shares of one SA Fund for the corresponding class of shares of another SA Fund if you are an existing shareholder of the other SA Fund. The SA Funds do not charge a fee to exchange shares among the SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the SA Funds or otherwise adversely affect the SA Funds, the exchange privilege may be terminated

74	|	http://sa-funds.com

with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the SA Funds by an investor that evidences market timing.

You may also be able to acquire shares of the SA Funds by exchanging shares of the State Street Institutional U.S. Government Money Market Fund and may be able to exchange your shares of the SA Funds for shares of the State Street Institutional U.S. Government Money Market Fund, if such shares are offered in your state of residence. The State Street Institutional U.S. Government Money Market Fund is a portfolio of the State Street Institutional Investment Trust. The State Street Institutional Investment Trust is an open-end management investment company with multiple portfolios advised by SSGA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and is not affiliated with the SA Funds or the SA Funds’ distributor. Prior to making such an exchange, you should carefully read the prospectus for the State Street Institutional U.S. Government Money Market Fund. You can obtain a copy of the prospectus for the State Street Institutional U.S. Government Money Market Fund through your investment provider or by calling the Adviser at (844) 366-0905. The exchange privilege is not an offering or recommendation on the part of the SA Funds or their distributor of an investment in the State Street Institutional U.S. Government Money Market Fund.

The State Street Institutional U.S. Government Money Market Fund’s non-fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.

An investment in the State Street Institutional U.S. Government Money Market Fund is neither insured nor guaranteed by the U.S. government or by SSGA Funds Management, Inc. There is no assurance that the State Street Institutional U.S. Government Money Market Fund will maintain a stable NAV of $1.00 per share.

You may be required to demonstrate eligibility to buy Select Class shares of a Fund before an investment is accepted.

Converting Shares

If you hold Investor Class shares and are eligible to purchase Select Class shares as described under the “Purchasing Shares” section, you may be eligible to convert your Investor Class shares to Select Class shares of the same Fund, subject to the discretion of the SA Funds to permit or reject such a conversion. Please contact your financial adviser or SA Funds for conversion instructions.

A conversion between share classes of the same Fund is generally expected to be a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Frequent Trading – Market Timing

The SA Funds discourage frequent purchases and sales of the SA Funds’ shares. Frequent trading into and out of the SA Funds, including exchanges of shares among the SA Funds, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The SA Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. The nature of the holdings of the SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund (together, “International Funds”) may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of a Fund’s holdings (or in the case of the SA International Small Company Fund, the holdings in the Underlying Funds) and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund and/or the Underlying Funds calculate their NAVs. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the

Call toll-free 1.844.366.0905	Prospectus	|	75

time an International Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate fair value prices.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Fund shares. Pursuant to the SA Funds’ procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The SA Funds may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the SA Funds believe are made on behalf of market timers. The SA Funds and their agents reserve the right to reject any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s). Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Fund(s). The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the SA Funds, and, where appropriate, restricting access to a Fund(s) by a particular investor. The SA Funds may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the SA Funds will be able to eliminate all market timing activities.

Additional Policies for Purchases, Redemptions and Exchanges

The SA Funds reserve the right to reject any purchase order.

At any time, the SA Funds may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

The SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the SEC.

In the interest of economy, the SA Funds do not issue share certificates.

Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the 1940 Act, the SA Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the SAI.

For cash redemptions, each Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

The SA Funds may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the SEC. In addition, a Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

76	|	http://sa-funds.com

The SA Funds may change its investment minimums or waive any minimums or requirements for certain investors.

The SA Funds may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the SA Funds. Other intermediaries may also be designated to accept such orders, if approved by the SA Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. The SA Funds will be deemed to have received an order when the order is accepted in proper form by the SA Funds’ transfer agent or other authorized intermediary, and the order will be priced at the Fund’s next-determined NAV.

Portfolio Holdings Disclosure

The SA Funds’ portfolio holdings disclosure policy is described in the SAI.

Important Notice Regarding Delivery of Shareholder Documents

When the SA Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The SA Funds will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the SA Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the SA Funds not employ householding on your account(s), you may do so by calling (844) 366-0905. The SA Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Call toll-free 1.844.366.0905	Prospectus	|	77

Pricing of Fund Shares

The net asset value per Select Class share of each Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments of the Fund less any liabilities by the total outstanding shares of such Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the SA Funds accelerate calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. SA Funds shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of a Fund share is effected is based on the next calculation of the NAV after the order is received in proper form by the SA Funds’ transfer agent or other authorized intermediary.

Market or fair values of the SA Funds’ portfolio securities are determined as follows:

●	Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.

●	Domestic equity securities listed on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.

●	Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.

●	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.

●	Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

●	Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

●	Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification at the next regularly scheduled meeting.

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Funds value foreign securities at the latest market price in the foreign market immediately prior of the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the SA Funds do not price their shares. Therefore, the net asset value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

78	|	http://sa-funds.com

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country-or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Pricing Committee. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the SA Funds’ NAV by short-term traders.

The valuation of each share of the U.S. Micro Cap Portfolio and the DFA Portfolio (the “DFA Funds”) is described in their respective prospectuses and statements of additional information. The NAV per share of each DFA Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) by dividing the total value of the investments and other assets of the DFA Fund less any liabilities by the total outstanding shares of the stock of the respective DFA Fund. The time at which transactions and shares are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time.

Distributions and Taxes

Each Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When a Fund earns dividends from stocks and/or interest from debt securities and distributes those earnings to its shareholders, the distribution is called a dividend distribution. A Fund realizes a capital gain when it sells a security for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

Each Fixed Income Fund distributes dividends, if any, quarterly.

Each Equity Fund distributes dividends, if any, annually.

Each Fund distributes net capital gains, if any, at least annually.

You will receive distributions from a Fund in additional Select Class shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to a Fund’s shareholders even if they are paid from income and gains earned by the Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions of the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long a Fund held the portfolio securities it sold; it does not depend on

Call toll-free 1.844.366.0905	Prospectus	|	79

how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments could affect the amount, timing, and character of a Fund’s distributions.

A portion of the dividend distributions from some of the Equity Funds may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders, and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain -- a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements. The Fixed Income Funds expect that their dividend distributions will be attributable primarily to ordinary income (interest) that is not QDI as well as will not be eligible for the DRD.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions each Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

You are required to report all Fund distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The SA International Small Company Fund’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions or Exchanges

If you redeem your shares of a Fund or exchange them for shares of another Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption) or the value of the shares received (in the case of an exchange). Because your tax basis typically depends on the original purchase price of your Fund shares and the price at which any distributions may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, basis information and holding (long-term or short-term) period for shares purchased after December 31, 2011.

Foreign Withholding Taxes

A Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.

80	|	http://sa-funds.com

Backup Withholding

By law, each Fund must withhold and remit to the U.S. Treasury 24% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual shareholder and you have not provided a complete, correct taxpayer identification number to the Trust, and 24% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund (and, under certain circumstances, at the rate of 35% on certain capital gain dividends), as discussed in more detail in the SAI.

Descriptions of Indices

Each index is unmanaged, and unlike the SA Funds, is not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in each Fund’s performance.

ICE BofA Merrill Lynch 1-3 Year U.S. Corporate / Government Bond Index is a subset of the BofA Merrill Lynch U.S. Government/Corporate Index and tracks the performance of investment-grade debt securities with a remaining term to final maturity of less than 3 years.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of more than 20 countries with maturities ranging from one to five years. It is hedged to the U.S. Dollar.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 2000 of the smallest securities based on a combination of their market capitalization and current index membership.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI World ex U.S. Value Index (net div.) is composed of companies within the MSCI World Ex. U.S. Index having characteristics such as low market-to-book value ratios. The MSCI World Ex. U.S. Index is an index of securities listed on the stock exchanges of 22 of 23 developed market countries (excluding the United States).

MSCI World ex U.S. Small Cap Index (net div.) is a market capitalization weighted index designed to measure equity performance in 22 of 23 developed market countries (excluding the United States), and is composed of stocks, which are categorized as small capitalization stocks.

MSCI Emerging Markets Value Index (net div.) is comprised of companies within the MSCI Emerging Markets Index having value characteristics, such as low book-to-market ratios.

Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization weighted index designed to measure the performance of publicly traded real estate companies that have a minimum total market capitalization of at least $200 million, at least 75% of total revenues of which are derived from ownership and operation of real estate assets, and the liquidity of company stock commensurate with that of other institutionally held real estate securities.

Call toll-free 1.844.366.0905	Prospectus	|	81

Financial Highlights

The following financial highlight tables are intended to help shareholders understand each Fund’s financial performance for the past five (5) years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by PricewaterhouseCoopers LLP, the SA Funds’ independent registered public accounting firm, whose report, along with the SA Funds’ financial statements, is included in the SA Funds’ annual report to shareholders, and is incorporated by reference into the SAI, which is available upon request. You may obtain the annual report without charge by calling (844) 366-0905.

82	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS

	SA U.S. Fixed Income Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$10.10	$10.18
Income from investment operations:
Net investment loss	(0.25)	(0.10)
Net realized and unrealized gain (loss) on investments	0.53	0.13
Total from investment operations	0.28	0.03
Less distributions from:
Net investment income	(0.23)	(0.11)
Capital gains	—	—
Total distributions	(0.23)	(0.11)
Net asset value, end of period	$10.15	$10.10
Total return	2.83%	0.33	%(2)
Net assets, end of period (000s)	$516,466	$472,402
Ratio of net expenses to average net assets	0.41%	0.43	%(3)
Ratio of gross expenses to average net assets	0.41%	0.43	%(3)(4)
Ratio of net investment income to average net assets	2.17%	1.55	%(3)
Portfolio turnover rate	88%	107%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.25)	$(0.10)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	83

FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed Income Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$9.59	$9.62
Income from investment operations:
Net investment loss	(0.29)	(0.02)
Net realized and unrealized gain (loss) on investments	0.68	0.04
Total from investment operations	0.39	0.02
Less distributions from:
Net investment income	(0.39)	(0.05)
Capital gains	—	—
Total distributions	(0.39)	(0.05)
Net asset value, end of period	$9.59	$9.59
Total return	4.12%	0.25	%(2)
Net assets, end of period (000s)	$617,360	$568,896
Ratio of net expenses to average net assets	0.51%	0.52	%(3)
Ratio of gross expenses to average net assets	0.51%	0.54	%(3)(4)
Ratio of net investment income to average net assets	0.73%	1.12	%(3)
Portfolio turnover rate	75%	46%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.29)	$(0.02)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

84	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core Market Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$24.20	$21.74
Income from investment operations:
Net investment loss	(0.28)	(0.20)
Net realized and unrealized gain (loss) on investments	2.26	3.65
Total from investment operations	1.98	3.45
Less distributions from:
Net investment income	(0.29)	(0.25)
Capital gains	(1.18)	(0.74)
Total distributions	(1.47)	(0.99)
Net asset value, end of period	$24.71	$24.20
Total return	9.51%	15.99	%(2)
Net assets, end of period (000s)	$589,454	$588,965
Ratio of net expenses to average net assets	0.66%	0.67	%(3)
Ratio of gross expenses to average net assets	0.66%	0.68	%(3)(4)
Ratio of net investment income to average net assets	1.24%	1.12%
Portfolio turnover rate	4%	6%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.28)	$(0.20)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	85

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Value Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$18.41	$18.62
Income from investment operations:
Net investment loss	(0.28)	(0.23)
Net realized and unrealized gain (loss) on investments	0.51	1.99
Total from investment operations	0.23	1.76
Less distributions from:
Net investment income	(0.29)	(0.26)
Capital gains	(1.28)	(1.71)
Total distributions	(1.57)	(1.97)
Net asset value, end of period	$17.07	$18.41
Total return	2.63%	9.20	%(2)
Net assets, end of period (000s)	$475,491	$448,694
Ratio of net expenses to average net assets	0.74%	0.75	%(3)
Ratio of gross expenses to average net assets	0.74%	0.76	%(3)(4)
Ratio of net investment income to average net assets	1.76%	1.46	%(3)
Portfolio turnover rate	11%	19%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.28)	$(0.23)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

86	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Small Company Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$27.41	$25.96
Income from investment operations:
Net investment loss	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.08)	3.62
Total from investment operations	(1.16)	3.56
Less distributions from:
Net investment income	(0.11)	(0.08)
Capital gains	(0.71)	(2.03)
Total distributions	(0.82)	(2.11)
Net asset value, end of period	$25.43	$27.41
Total return	(3.73)%	14.05	%(2)
Net assets, end of period (000s)	$329,561	$331,999
Ratio of net expenses to average net assets	0.92%	0.93	%(3)
Ratio of gross expenses to average net assets	0.92%	0.95	%(3)(4)
Ratio of net investment income to average net assets	0.56%	0.48	%(3)
Portfolio turnover rate	12%	16%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.08)	$(0.06)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	87

FINANCIAL HIGHLIGHTS (Continued)

	SA International Value Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$11.89	$11.28
Income from investment operations:
Net investment loss	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.51)	1.14
Total from investment operations	(0.70)	0.93
Less distributions from:
Net investment income	(0.26)	(0.32)
Capital gains	—	—
Total distributions	(0.26)	(0.32)
Net asset value, end of period	$10.93	$11.89
Total return	(5.66)%	8.16	%(2)
Net assets, end of period (000s)	$567,858	$560,676
Ratio of net expenses to average net assets	0.90%	0.90	%(3)
Ratio of gross expenses to average net assets	0.90%	0.92	%(3)(4)
Ratio of net investment income to average net assets	3.08%	4.25	%(3)
Portfolio turnover rate	19%	21%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.19)	$(0.21)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

88	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA International Small Company Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$22.96	$22.01
Income from investment operations:
Net investment loss	(0.40)	(0.41)
Net realized and unrealized gain (loss) on investments	(1.58)	2.40
Total from investment operations	(1.98)	1.99
Less distributions from:
Net investment income	(0.42)	(0.46)
Capital gains	(0.89)	(0.58)
Total distributions	(1.31)	(1.04)
Net asset value, end of period	$19.67	$22.96
Total return	(7.81)%	8.98	%(2)
Net assets, end of period (000s)	$261,693	$264,464
Ratio of net expenses to average net assets†	0.52%	0.54%
Ratio of gross expenses to average net assets†	0.52%	0.57	%(3)(4)
Ratio of net investment income to average net assets†	1.91%	0.98	%(3)
Ratio of expenses to average net assets for the DFA Portfolio (unaudited)†(5)	0.53%	0.53%
Ratio of expenses to average net assets for the DFA Portfolio†(6)	0.53%	0.53%
Portfolio turnover rate(7)	6%	6%
Without giving effect to the expense waiver described in
Note 2 to the Financial Statements, net investment
income (loss) per share would have been	$(0.40)	$(0.41)
____________________

†	The DFA Portfolio expenses are not included in the stated expense information of the SA International Small Company Fund. The financial statements of the DFA Portfolio are included elsewhere in this report.
(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.
(5)	The DFA Portfolio expense ratios are as of April 30, 2019, and 2018, respectively and unaudited.
(6)	The DFA Portfolio expense ratios are for the fiscal years ended October 31, 2018, and 2017, respectively.
(7)	Refer to the financial statements of the DFA Portfolio included elsewhere in this report.

Call toll-free 1.844.366.0905	Prospectus	|	89

FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging Markets Value Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$9.94	$9.61
Income from investment operations:
Net investment loss	(0.20)	(0.11)
Net realized and unrealized gain (loss) on investments	0.30	0.59
Total from investment operations	0.10	0.48
Less distributions from:
Net investment income	(0.20)	(0.15)
Capital gains	—	—
Total distributions	(0.20)	(0.15)
Net asset value, end of period	$9.84	$9.94
Total return	1.10%	4.87	%(2)
Net assets, end of period (000s)	$179,808	$164,047
Ratio of net expenses to average net assets	1.15%	1.16	%(3)
Ratio of gross expenses to average net assets(4)	1.37%	1.41	%(3)
Ratio of net investment income to average net assets	1.88%	1.74	%(3)
Portfolio turnover rate	12%	18%
Without giving effect to the expense waiver described in Note 2 to the Financial Statements, net investment income (loss) per share would have been	$(0.22)	$(0.10)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

90	|	http://sa-funds.com

FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate Securities Fund
	Year Ended	Period Ended
Select Class	June 30, 2019	June 30, 2018(1)
Net asset value, beginning of period	$11.41	$11.53
Income from investment operations:
Net investment loss	(0.53)	(0.09)
Net realized and unrealized gain (loss) on investments	2.00	0.32
Total from investment operations	1.47	0.23
Less distributions from:
Net investment income	(0.41)	(0.16)
Capital gains	(0.07)	(0.19)
Total distributions	(0.48)	(0.35)
Net asset value, end of period	$12.40	$11.41
Total return	13.54%	2.03	%(2)
Net assets, end of period (000s)	$152,655	$140,647
Ratio of net expenses to average net assets	0.75%	0.76	%(3)
Ratio of gross expenses to average net assets(4)	0.78%	0.85	%(3)
Ratio of net investment income to average net assets	2.42%	3.10	%(3)
Portfolio turnover rate	6%	6%
Without giving effect to the expense waiver described in Note 2 to the Financial Statements, net investment income (loss) per share would have been(4)	$(0.54)	$(0.08)
____________________

(1)	For the period from July 3, 2017 (commencement of class operations) to June 30, 2018.
(2)	Periods less than one year are not annualized.
(3)	Annualized for periods less than one year.
(4)	Gross expenses before waivers of expenses.

Call toll-free 1.844.366.0905	Prospectus	|	91

(This page has been left blank intentionally.)

SA FUNDS – INVESTMENT TRUST
PRIVACY POLICY

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:

●	We do not sell your personal information to anyone.

●	We will not disclose your personal information, except in accordance with this Privacy Policy.

●	This Privacy Policy applies to all our prospective, current and former clients.

STATEMENT OF PRIVACY POLICY

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1. Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with your or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

■	To establish and administer your accounts;
■	To process transactions for you;
■	To maintain and service your accounts;
■	To fulfill legal or regulatory obligations; and
■	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

____________________

*	Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and BAM Advisor Services, LLC, its administrator and investment advisor, are collectively referred to as “we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

93

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

94

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

For More Information

More information about the SA Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

Statement of Additional Information (SAI)

The SAI provides more details about the SA Funds, their policies and the SA Funds’ Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the SA Funds’ investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the SA Funds’ performance during their last fiscal year.

To make inquiries to the SA Funds by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone
Call 1-844-366-0905

By mail
Write to:
SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, California 95113

On the Internet
You may find more information about the SA Funds and obtain copies of the SA Funds’ SAI, Annual and Semi-Annual Reports on the Internet at http://www.sa-funds.com. Text-only versions of the SA Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov.

You can also obtain copies of the SA Funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust
SEC file number: 811-09195

SA-PRO-SELECT-1019

PROSPECTUS

October 28, 2019

This Prospectus describes one (1) Fund (a “Fund” or “Allocation Fund”) offered by SA Funds Investment Trust (the “Trust”) and the shares offered by the Trust on behalf of the Allocation Fund. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Fund Summary	2
SA Worldwide Moderate Growth Fund	2

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial intermediaries	7

Investment Profile of the Allocation Fund	8

More about the Allocation Fund	10

Information about the Underlying SA Funds	18

Management	22

Your Account	24

Pricing of Fund Shares	28

Distributions and Taxes	29

Financial Highlights	32

Statement of Privacy Policy	33

See Back Cover For More Information

Prospectus	|	1

Fund Summary

SA Worldwide Moderate Growth Fund

Goal

The Fund’s goal is long-term capital appreciation and current income with a greater emphasis on long-term capital appreciation.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees*	0.00%
Shareholder servicing fee**	None
Other expenses	0.51%
Acquired fund fees and expenses[***]	0.75%
Total annual Fund operating expenses	1.26%
Fee waiver and/or expense
reimbursement(1)	(0.51)%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	0.75%

*

The management fee has two components. There is no management fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a management fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a management fee.

**

There is no shareholder servicing fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a shareholder servicing fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a shareholder servicing fee.

[***	Acquired fund fees and expenses have been restated to reflect current fees.]

(1)

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. This expense limitation will remain in effect until July 1, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$238	$415	$1,222

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund, which operates as a fund of funds and invests in the Underlying SA Funds, does not pay transaction costs when buying and selling shares of the Underlying SA Funds; however, each of the Underlying SA Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying SA Funds, which are not reflected in annual Fund operating expenses or in the expense example, affect the performance of the Underlying SA Funds and the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

2	|	Prospectus

Principal Investment Strategies

The Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”) managed by BAM Advisor Services, LLC (“Adviser”) comprising various asset categories and strategies. The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Fund’s assets that will be invested in equity investments and fixed income investments. Under normal market conditions, the Fund currently expects that it will invest approximately 75% of its assets in equity investments and approximately 25% of its assets in fixed income investments as represented by the holdings of the Underlying SA Funds in which the Fund invests. Actual allocations to fixed income investments or equity investments can deviate by up to 10%.

The Fund generally intends to remain well-diversified across countries and geographical regions. The Fund will normally invest at least 25% of its total assets in equity and fixed income investments issued by foreign companies and governments. Equity investments of the Underlying SA Funds may include securities of U.S. companies and foreign companies in developed and emerging market countries. Investments will include securities of small-, mid- and large-capitalization companies and will be broadly diversified across companies and industries. Investments may also include securities of real estate companies, including real estate investment trusts. Equity securities in which the Underlying SA Funds may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments. Fixed income investments of the Underlying SA Funds may include obligations issued or guaranteed by the U.S. or foreign governments or their respective agencies or instrumentalities, corporate debt obligations of U.S. and foreign issuers, obligations of supranational organizations, U.S. and foreign bank obligations, commercial paper, and repurchase agreements. Fixed income investments are normally investment grade securities (rated at least BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined to be of comparable quality) that mature within five years from the date of settlement.

The Adviser has formulated the asset class allocations and bases investments in the Underlying SA Funds on its outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. The Adviser may change the asset class allocations and the particular Underlying SA Funds in which the Fund invests, without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in Underlying SA Funds that may offer superior opportunities given market conditions.

The Underlying SA Funds in which the Fund may invest are described under “Information about the Underlying SA Funds.”

Principal Investment Risks

You may lose money if you invest in the Fund. The principal risks that apply to the Fund (either directly or through its investments in the Underlying SA Funds) are:

●

Affiliated Fund Risk: In managing a Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds.

●

Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s net asset value (“NAV”) per share is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of the Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual

Prospectus	|	3

stocks and bonds. As the Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by the Fund may increase or decrease.

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Allocation Risk: The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Fund to underperform other funds with a similar investment objective.

●

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

●

Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●

Management Risk: The investment techniques and risk analyses applied by the Adviser may not produce the desired results. Furthermore, legislative regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Adviser in connection with managing the Allocation Fund or the Underlying SA Funds. There is no guarantee that the investment objective of the Allocation Fund or the Underlying SA Funds will be achieved.

●

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●

Value Stock Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively.

●

Interest Rate Risk: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that the Fund’s NAV will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Low interest rates in the United States and other countries relative to historic rates may increase the Fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

●

Credit Risk: The risks that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

4	|	Prospectus

●

Liquidity Risk: Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which it is being carried. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●

Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●

U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●

Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●

European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●

Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

●

Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

Prospectus	|	5

Annual Total Returns
(per calendar year)

The year-to-date return through the calendar quarter ended September 30, 2019 was 10.11%.

Highest/lowest quarterly return during the period shown:

	Quarter Ended	Total Return
Best Quarter	9/30/2016	4.52%
Worst Quarter	12/31/2018	(10.03)%

Average Annual Total Returns (for periods ended December 31, 2018)	1 Year	Since Fund Inception(a)
Return Before Taxes	(7.89)%	2.97%
Return After Taxes on Distributions	(9.29)%	2.12%
Return After Taxes on Distributions
and Sale of Fund Shares	(3.67)%	2.27%
Worldwide Moderate Growth
Composite Index	(7.89)%	4.79%

(a)	July 1, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

BAM Advisor Services, LLC is the Adviser.

Portfolio Managers

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

Sheldon McFarland, Vice President of Portfolio Strategy & Research, has been a Fund Manager of the Fund since inception.

Jonathan Scheid, CFA, Vice President of Portfolio Strategy & Education, has been a Fund Manager of the Fund since October 29, 2018.

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 7 of this Prospectus.

6	|	Prospectus

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial intermediaries

Buying and Selling Fund Shares

Shares of the Allocation Fund are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. You may buy or sell shares of the Fund on any day that the New York Stock Exchange (the “NYSE”) is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of Allocation Fund shares generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell shares of the Fund.

The minimum initial purchase amount of the Allocation Fund is $5,000. Additional purchases can be as little as $2,500.

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Allocation Fund makes actual or deemed distributions of ordinary income, net capital gains or a combination of the two to you. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Investment Providers and Other Financial Intermediaries

When you purchase shares of the Allocation Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of Allocation Fund shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Allocation Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

Prospectus	|	7

Investment Profile of the Allocation Fund

The Allocation Fund is designed as a convenient tool to help investors meet retirement and other goals. Investors may choose to invest in the Allocation Fund based on their risk tolerance, investment time horizons and personal investment goals.

There is one Allocation Fund. The SA Worldwide Moderate Growth Fund represents a highly diversified portfolio of equity and debt securities of U.S. and foreign issuers. The Allocation Fund’s broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price volatility.

The Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”), which are managed by BAM Advisor Services, LLC (the “Adviser”). The chart below describes the Allocation Fund according to its investment objective, emphasis on current income and capital appreciation:

Fund	Investment Objective	Current Income	Capital Appreciation
SA Worldwide Moderate Growth Fund	Provide long-term capital	Low to	Medium to High
	appreciation and current income	Medium
with a greater emphasis on long-
term capital appreciation

The Allocation Fund’s asset allocation is designed to provide different levels of equity and fixed income securities exposure, which may result in different levels of overall risk. Generally, the Adviser expects that a Fund with greater exposure to fixed income securities should experience less portfolio fluctuation and thus lower price volatility than a Fund with greater exposure to equity securities. The SA Worldwide Moderate Growth Fund is designed for investors who have a moderate tolerance for portfolio fluctuations.

The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Allocation Fund’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying SA Funds in which the Fund invests. These asset allocation targets may be changed without notice or shareholder approval. The following chart describes the current asset allocation targets among the asset classes for each Fund:

SA Worldwide
Moderate
Asset Class	Growth Fund
Equities	75%
Fixed Income	25%

Actual allocations can deviate from the amounts shown above by up to 10% for each asset class with respect to the Fund. To maintain target allocations, adjustments may be made by purchasing or selling shares of the Underlying SA Funds or applying future investment and redemptions by the Fund in proportions necessary to rebalance the investments in the Underlying SA Funds. The Allocation Fund also may deviate temporarily from its asset allocation targets for temporary defensive purposes.

The Adviser establishes the asset allocation targets for each asset class and identifies the specific Underlying SA Funds in which to invest based on its assessment of economic conditions and the outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. The Allocation Fund expects to invest in all the Underlying SA Funds listed below. The Fund, however, may change the combination of Underlying SA Funds in its portfolio as may be determined from time to time by the Adviser without notice or shareholder approval.

8	|	Prospectus

Underlying Fixed Income Funds:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund (together, the “Underlying Fixed Income Funds”)

Underlying Equity Funds:

SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund (together, the “Underlying Equity Funds”)

Purchases by the Allocation Fund of shares of Underlying Funds receive Select Class shares of such Underlying Funds. Shares of Underlying Funds held by the Allocation Fund prior to January 1, 2018 were converted (via an interclass tax free exchange) into Select Class shares on the first business day of 2018. Please note that the Underlying SA Funds are available directly to investors and that an investor in the Allocation Fund bears both the fees and expenses of the Allocation Fund as well as the indirect fees and expenses of the Underlying SA Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying SA Funds instead of in the Allocation Fund.

Prospectus	|	9

More about the Allocation Fund

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, the Allocation Fund has its own investment objective, policies and strategies. There is no assurance that the Fund will achieve its investment objective. The investment objective of the Allocation Fund may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval.

Additional Information about Investment Strategies

The following provides information regarding additional investment strategies that the Fund may employ. The Allocation Fund also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the joint Statement of Additional Information (“SAI”) of the Allocation Fund and the Underlying SA Funds.

Cash Management. The Allocation Fund may maintain cash or invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds also may involve a duplication of certain fees and expenses.

Temporary Defensive Positions. Notwithstanding the Allocation Fund’s applicable investment objective, for temporary defensive purposes all or part of the Allocation Fund’s assets may be invested in U.S. government securities, cash and/or short-term, high-quality, highly-liquid, fixed income obligations. Temporary defensive positions may be taken for the purposes of meeting redemption requests or protecting the Allocation Fund in the event the Adviser determines that market, economic, political or other conditions warrant a defensive posture. During such times, the Adviser also may reduce or eliminate the equity asset allocation of the Allocation Fund. Should the Allocation Fund take this action, it may not achieve its investment objective.

Other Permitted Investments.

The Allocation Fund may also directly invest in or purchase:

●	U.S. government securities and short-term paper;
●	shares of other registered investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Allocation Fund;
●	shares of exchange traded funds;
●	domestic and foreign equity securities, which may include common and preferred stocks of small-, mid- and large-capitalization companies in both developed (including the U.S.) and emerging markets; or
●	domestic and foreign fixed-income securities, which may include but are not limited to debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranational organizations, inflation-protected securities, convertible bonds and exchange-traded notes. Investments in fixed-income securities may include securities of issuers in both developed markets (including the U.S.) and emerging markets.

Portfolio Turnover. The Allocation Fund turnover rate is expected to be low. The Fund will purchase or sell securities to: (i) accommodate purchases and sales of the Fund’s shares; and (ii) maintain or modify the allocation of the Fund’s assets among the Underlying SA Funds.

10	|	Prospectus

Additional Information about Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Like all mutual funds, an investment in the Allocation Fund is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are descriptions of some of the risks, including principal risks, of investing in the Allocation Fund (either directly or through its investment in the Underlying SA Funds). The Allocation Fund follows a distinct investment strategy. To the extent the Allocation Fund invests in Underlying SA Funds that invest in equity securities and other equity instruments, the performance of the Fund will be subject to the risks of investing in equity securities and other equity instruments. To the extent the Allocation Fund invests in Underlying SA Funds that invest in fixed income securities and other fixed income instruments, the performance of the Fund will be subject to the risks of investing in fixed income securities and other fixed income instruments. The descriptions appear in alphabetical order, not in order of importance. For further details about risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary risk factors for the Allocation Fund, see the SAI.

●	Affiliated Fund Risk: In managing the Allocation Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Allocation Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds. The Allocation Fund investing in Underlying SA Funds may from time to time own or control a significant percentage of an Underlying SA Fund’s shares. Accordingly, an Underlying SA Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by the Allocation Fund. These inflows and outflows may be frequent and could negatively affect an Underlying SA Fund’s and, in turn, the Allocation Fund’s net asset value (“NAV”) per share and performance and could cause an Underlying SA Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying SA Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying SA Fund’s and, in turn, the Allocation Fund’s ability to meet shareholder redemption requests or could limit an Underlying SA Fund’s and, in turn, the Allocation Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to potential conflicts of interest in selecting shares of Underlying SA Funds for redemption. In addition, these inflows and outflows could increase an Underlying SA Fund’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying SA Fund’s and, in turn, the Allocation Fund’s actual expenses to increase, or could result in an Underlying SA Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying SA Fund’s and, in turn, the Allocation Fund’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement the Allocation Fund’s and each Underlying SA Fund’s investment program in a manner that is in the best interest of the Allocation Fund and Underlying SA Fund and that is consistent with its investment objective, policies, and strategies.

●	Allocation Risk: The Allocation Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Allocation Fund to underperform other funds with a similar investment objective. In addition, there is no guarantee that the Underlying SA Funds will achieve their investment objectives, and the Underlying SA Funds’ performance may be lower than the performance of the indexes whose performance they were designed to match. The Underlying SA Funds may change their investment objectives or policies without the approval of the Allocation Fund. If an Underlying SA Fund were to change its investment objective or policies, the Allocation Fund might be forced to withdraw its investment from the Underlying SA Fund at a disadvantageous time and price.

Prospectus	|	11

●	Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Concentration Risk: To the extent that an Underlying SA Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying SA Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Currency Risk: Securities and other instruments in which an Underlying SA Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of an Underlying SA Fund and, in turn, the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

●

Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value. There is also a risk that cybersecurity breaches may not be detected. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Derivatives Risk: Consistent with the terms in its registration statement, an Underlying SA Fund may invest in derivative instruments for hedging purposes and/or to equitize cash and cash equivalents held in its portfolio. Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of

12	|	Prospectus

the hedge. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When an Underlying SA Fund uses derivatives, the Underlying SA Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and an Underlying SA Fund could lose more than the principal amount invested.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

●	Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU member countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the EU in June 2016 (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended, and it is possible that the negotiation period may be further extended. However, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom. If the United Kingdom exits the EU without reaching an agreement with the EU on the terms of its exit, the impact of Brexit may be heightened. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, a fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. A fund may have limited legal recourse in the event of a default with respect to foreign government or supranational obligations it holds. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

Prospectus	|	13

●	Foreign Securities Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that a fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on one or more national economies and also negatively impact the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies.

●	Fund of Funds Risk: The investment performance of an Underlying SA Fund that invests in one or more underlying investment companies or other pooled investment vehicles is affected by the investment performance of such underlying funds. The ability of an Underlying SA Fund that invests in underlying funds to achieve its investment objective depends on the ability of the relevant underlying funds to meet their investment objectives, and there can be no assurance that the investment objective(s) of such underlying funds will be achieved. An Underlying SA Fund that invests in one or more underlying funds is subject to the risks of the underlying funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies or other pooled investment vehicles.

●	Income Risk: Because an Underlying SA Fund can only distribute what it earns, an Underlying SA Fund’s distributions to the Fund may decline when prevailing interest rates fall or if an Underlying SA Fund experiences defaults on debt securities it holds. An Underlying SA Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that a fund’s NAV will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled,

14	|	Prospectus

forcing a fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Low interest rates in the United States and other countries relative to historic rates may increase a fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●

Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s NAV is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of the Allocation Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the Allocation Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by the Allocation Fund may increase or decrease.

●

LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Underlying Fixed Income Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. An Underlying Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Underlying Funds invest may obtain financing at floating rates based on LIBOR, and the Underlying Funds may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Allocation Fund and the Underlying Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Allocation Fund, issuers of instruments in which the Underlying Funds invest, and the financial markets generally.

●

Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that an Underlying SA Fund holds illiquid securities, the Underlying SA Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Underlying SA Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Underlying SA Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

Prospectus	|	15

●

Management Risk: The Fund and the Underlying SA Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund and the Underlying SA Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Adviser in connection with managing the Funds and may also adversely affect the ability of the Fund or the Underlying SA Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more key employees of the Adviser could have an adverse impact on a Fund’s or an Underlying SA Fund’s ability to realize its investment objective.

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. The Underlying SA Funds attempt to manage market risk by limiting the amount an Underlying SA Fund invests in any single company’s equity or fixed income securities. However, diversification will not protect an Underlying SA Fund against widespread or prolonged declines in the equity or fixed income markets. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Underlying SA Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

●

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

●

New Fund Risk: The Allocation Fund launched in 2015 and has a limited operating history. The Allocation Fund may not be successful in implementing its investment strategies or may not employ successful investment strategies, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Allocation Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

●

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

●

Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to the tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An Underlying SA Fund and the Allocation Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Underlying Fund and the Allocation Fund.

16	|	Prospectus

●

Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. An Underlying SA Fund may be overweight in certain sectors at various times. To the extent an Underlying SA Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of an Underlying SA Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Underlying SA Fund’s performance.

●

Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of an Underlying SA Fund that engages in securities lending may fall. The value of shares of an Underlying SA Fund could also fall if a loan is called and the fund is required to liquidate reinvested collateral at a loss or if the fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●

U.S. Government Securities Risk: Although the Underlying SA Funds may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●

Value Stock Risk: Value stocks may perform differently from the market as a whole. Value stocks may underperform when the market favors growth stocks over value stocks. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that focus on growth stocks or that have a broader investment style.

Prospectus	|	17

Information about the Underlying SA Funds

As previously discussed, the Fund is expected to invest in Underlying SA Funds, each of which is a series of the SA Funds – Investment Trust, a mutual fund family that offers 10 separate investment funds, including the Allocation Fund. To help you better understand the Underlying SA Funds, this section provides a discussion of the investment objective(s), principal investment strategies and principal risks of each Underlying SA Fund. Additional investment practices and associated risks are described in the prospectus for the Underlying SA Funds. For more information about any Underlying SA Fund, call 1-844-366-0905.

Underlying Fixed Income Funds

SA U.S. Fixed Income Fund

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

●	dollar-denominated obligations of foreign issuers issued in the United States;

●

bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;

●	corporate debt obligations;

●	commercial paper;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and

●	repurchase agreements.

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). The Fund may invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies under certain circumstances.

SA Global Fixed Income Fund

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;

●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;

●	obligations of other U.S. and foreign issuers including:

●	corporate debt obligations;

●	commercial paper;

●	bank obligations; and

●	repurchase agreements.

18	|	Prospectus

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets as designated from time to time. The Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Underlying Equity Funds

SA U.S. Core Market Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of U.S. companies traded on a principal U.S. exchange or on the over-the-counter (“OTC”) market in the United States. The target universe of securities in which the Fund may invest include securities of those companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

SA U.S. Value Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid-cap U.S. companies traded on a principal U.S. exchange or on the OTC market in the United States that have been determined to be “value” stocks at the time of purchase. The Fund considers large and mid-cap companies as those whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold.

SA U.S. Small Company Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of small cap companies traded on a principal U.S. exchange or on the OTC market in the United States. The Fund considers small cap companies as those whose market capitalizations generally are either in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold.

SA International Value Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by purchasing securities of large non-U.S. companies using a market capitalization weighted approach in countries with developed markets that Dimensional Fund Advisors LP (the “Sub-Adviser”) determines to be value stocks. The Fund invests in companies in countries with developed markets designated as approved markets from time to time.

SA Emerging Markets Value Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that have been determined to be “value” stocks at the time of purchase. The Fund seeks to achieve its goal by investing in companies in countries designated from time to time as approved markets. The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization.

Prospectus	|	19

SA Real Estate Securities Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain REITs, companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund will make equity investments only in securities traded in the U.S. securities markets, primarily on the New York Stock Exchange (“NYSE”), NYSE MKT LLC or Nasdaq Global Market® or such other U.S. national securities exchanges and over-the-counter markets, as may be deemed appropriate using a market capitalization weighted approach.

Description of Certain Investment Practices of the Underlying SA Funds

The following provides additional information about the investment strategies that the Underlying SA Funds may employ. The Underlying SA Fund also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies of the Underlying SA Funds, please see the Underlying SA Funds’ Prospectus and the joint SAI of the Allocation Fund and the Underlying SA Funds.

Market Capitalization Weighted Approach. The Underlying Equity Funds use a market capitalization weighted approach to weight the securities in their portfolios. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Underlying Equity Fund. Market capitalization weights may be modified and some companies may even be excluded after considering such factors as free float (a company’s share capital that is freely available for trading), size, value, profitability, trading strategies, liquidity management, tax management, momentum, investment characteristics and other factors determined to be appropriate given market conditions.

Securities Lending. Each Underlying SA Fund, other than SA U.S. Fixed Income Fund, may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Underlying SA Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Underlying SA Fund could lose money.

Derivatives. The SA Global Fixed Income Fund may, but is not required to, use foreign currency forward contracts. The Fund may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A foreign currency forward contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the SA Global Fixed Income Fund’s foreign holdings increases because of currency fluctuations.

Short-Term Trading. Each Underlying Equity Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Underlying SA Fund’s performance.

Temporary Defensive Positions. Notwithstanding each Underlying Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Underlying Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. To the extent that an Underlying Equity Fund adopts a temporary defensive position, the Fund may not achieve its investment objective.

20	|	Prospectus

Information about Principal Risks

The following table identifies the primary risk factors of each Underlying SA Fund in light of their respective principal investment strategies. The extent to which the risks associated with the Allocation Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Allocation Fund’s assets are allocated from time to time for investment in any Underlying SA Fund, which will vary. Many of these risk factors are explained above under “More about the Allocation Fund–Investment Strategies and Risks.” If you would like more information about the Underlying SA Funds, including the risks associated with investments in the funds, its prospectus and SAI are available at sa-funds.com, by contacting your investment provider, or at:

SA Funds Investment Trust
c/o LWI Financial Inc.
10 Almaden Blvd.
15th Floor
San Jose, CA 95113
Telephone: (844) 366-0905

	SA	SA	SA		SA		SA	SA	SA
	U.S.	Global	U.S.	SA	U.S.	SA	International	Emerging	Real
	Fixed	Fixed	Core	U.S.	Small	International	Small	Markets	Estate
	Income	Income	Market	Value	Company	Value	Company	Value	Securities
Risk	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Banking Concentration Risk	X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Derivatives Risk		X	X	X	X	X	X	X	X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Foreign Government
and Supranational
Organizations Risk	X	X
Foreign Securities and
Currency Risk		X				X	X	X
Foreign Securities Risk	X
Fund of Funds Risk			X				X
Hedging Risk		X
Income Risk	X	X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade
Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
Large Investor Risk	X	X	X	X	X	X		X	X
LIBOR Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company
Stock Risk			X	X		X		X
Profitability Investment Risk			X
Real Estate and REIT
Investment Risk									X
Risk of Concentrating in the
Real Estate Industry									X
Securities Lending Risk		X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X		X		X

Prospectus	|	21

Management

Adviser

BAM Advisor Services, LLC (“BAM” or the “Adviser”), headquartered at 8182 Maryland Avenue, St. Louis, Missouri 63105, with an additional office located at 10 Almaden Blvd., 15th Floor, San Jose, California, 95113, serves as the investment adviser to the Allocation Fund and Underlying SA Funds. BAM is a fee-only investment adviser and has been providing investment services since 1997, either as BAM or as BAM’s predecessor entity. As of September 30, 2019, BAM had $19.13 billion of regulatory assets under management. In addition, BAM provides administrative, back-office and retirement plan services to $15.02 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of September 30, 2019, BAM’s total amount of assets under management or administration was $34.15 billion.

The Adviser, subject to the oversight of the Trust’s Board of Trustees (the “Board” or “Board of Trustees”), is responsible for the management of the Allocation Fund. The Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel.

Prior to November 30, 2018, the Allocation Fund and Underlying SA Funds’ investment adviser was LWI Financial, Inc. (“LWI”). LWI’s parent company was acquired by Focus Financial Partners, Inc. (“Focus”), a partnership of independent fiduciary wealth management firms. At that time, LWI merged into BAM, a subsidiary of Focus. The merger did not result in any material change to the day-to-day management of the Allocation Fund or SA Underlying Funds. LWI’s business with respect to the Allocation Fund and SA Underlying Funds continues to operate as part of BAM following the merger.

Portfolio Managers

The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Fund based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of the Allocation Fund.

Sheldon McFarland is the Vice President of Portfolio Strategy and Research at the Adviser and is a member of its Investment Committee. In the past five years, Mr. McFarland was the Manager of the Portfolio Strategy Group, Associate Regional Director and Manager of Research and Investment Policy for the Adviser. Mr. McFarland holds the FINRA Series 7, 24, 63, and 65 licenses.

Jonathan Scheid, CFA, is the Vice President of Portfolio Strategy & Education for the Adviser and is a member of its Investment Committee.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Allocation Fund shares.

22	|	Prospectus

Management Fees

The management fee has two components. Pursuant to the Advisory Agreement between the Trust, on behalf of the Allocation Fund, and the Adviser, the Allocation Fund is not obligated to pay a management fee for investment advisory services related to the Allocation Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its investment advisory services related to any other assets, the Allocation Fund will pay the management fee at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund invested in such assets.

Investment Management Fee Paid
(expressed as percentage of average daily net assets)
SA Worldwide Moderate Growth Fund	0.00%

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the SA Funds’ annual report for the period ended June 30, 2019.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. The Fee Waiver Agreement with respect to the Allocation Fund shall remain in effect until July 1, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. This expense limitation may be amended or terminated before such time only with the approval of the Board.

Management of the Underlying SA Funds

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the Underlying SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Underlying SA Funds.

Distributor

Foreside Financial Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or their affiliates.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of the Allocation Fund’s shares attributable to that financial intermediary, the average net assets of the Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

Prospectus	|	23

The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the Allocation Fund and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Allocation Fund. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The Allocation Fund, however, does not direct brokerage transactions to broker-dealers as compensation for the sale of Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the Allocation Fund. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the Allocation Fund and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of the Allocation Fund or retain shares of the Allocation Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Allocation Fund and/or the Underlying SA Funds with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the Allocation Fund to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of the Allocation Fund.

Your Account

This section describes how to do business with the Allocation Fund and the services that are available to shareholders.

How to Reach the Allocation Fund

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m. Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, CA 95113

Investment Providers

The fees and policies outlined in this Prospectus are set by the Allocation Fund and by the Adviser. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the Allocation Fund through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the Allocation Fund as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

24	|	Prospectus

Purchasing Shares

Investors may purchase shares of the Allocation Fund through a financial intermediary. For clients of many investment advisors, the minimum initial purchase amount is generally $5,000 with a $2,500 minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. Other investment providers may have different minimum initial purchase requirements and/or different requirements for subsequent investments. If you are investing in the Fund through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. The Allocation Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of the Allocation Fund on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of any Fund.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Incomplete Purchase Requests

The Allocation Fund will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined NAV per share.

Redeeming Shares

You may sell (or “redeem”) shares at any time by furnishing a redemption request to the Allocation Fund’s transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem shares of any Fund on any day that the NYSE is open. Please contact your investment provider to redeem shares of any Fund.

Incomplete Redemption Requests

The Allocation Fund will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the Allocation Fund’s transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV. Each day the Allocation Fund calculates its NAV is a business day of that Fund. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

Prospectus	|	25

You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Frequent Trading – Market Timing

The Allocation Fund discourages frequent purchases and sales of the Funds’ shares. Frequent trading into and out of the Fund, can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The Allocation Fund is designed for long-term investors, and is not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. To the extent the Allocation Fund invests in Underlying SA Funds that invest a significant portion of their assets in foreign securities (e.g., SA International Value Fund and SA Emerging Markets Value Fund (each an “Underlying International Fund”)) or the securities of small- and mid-capitalization companies (e.g., SA U.S. Small Company Fund), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than if the Allocation Fund does not invest in Underlying SA Funds that invest a significant portion of their assets in foreign securities. The nature of the holdings of each Underlying International Fund may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Underlying International Fund’s holdings and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an Underlying International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund calculates its NAV. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Underlying SA Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of the Allocation Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate prices for calculation of an Underlying SA Fund’s NAV.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Allocation Fund shares. Pursuant to the Allocation Fund’s procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The Allocation Fund may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the Funds believe are made on behalf of market timers. The Allocation Fund and its agents reserve the right to reject any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if the Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Allocation Fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Allocation Fund. The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the Allocation Fund, and, where appropriate, restricting access to a Fund by a particular investor. The Allocation Fund may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the Allocation Fund will be able to eliminate all market timing activities.

Additional Policies for Purchases, Redemptions and Exchanges

The Allocation Fund reserves the right to reject any purchase order. At any time, the Allocation Fund may change any purchase, redemption or exchange procedures, and may suspend sale of shares.

●	The Allocation Fund may delay sending your redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (“SEC”).
●	In the interest of economy, the Allocation Fund does not issue share certificates.

26	|	Prospectus

●

Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the Allocation Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the SAI.

●

For cash redemptions, the Allocation Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Allocation Fund may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

●

The Allocation Fund may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, during an emergency or as otherwise permitted by the SEC. In addition, the Allocation Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

●	The Allocation Fund may change its investment minimums or waive any minimums or requirements for certain investors.
●

The Allocation Fund may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. Other intermediaries may also be designated to accept such orders, if approved by the Fund. Authorized intermediaries are responsible for transmitting orders on a timely basis. The Allocation Fund will be deemed to have received an order when the order is accepted in proper form by the Allocation Fund’s transfer agent or other authorized intermediary, and the order will be priced at the Allocation Fund’s next-determined NAV.

Portfolio Holdings Disclosure

The Allocation Fund’s holdings disclosure policy is described in the SAI.

Important Notice Regarding Delivery of Shareholder Documents

When the Allocation Fund sends shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The Allocation Fund will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the Allocation Fund will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the Allocation Fund not employ householding on your account(s), you may do so by calling (844) 366-0905. The Allocation Fund will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional

Prospectus	|	27

share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Pricing of Fund Shares

The NAV per share of the Allocation Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets of the Allocation Fund less any liabilities, by the total outstanding shares of the stock of the Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the Allocation Fund accelerates calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. The Allocation Fund’s shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of the Allocation Fund’s shares is effected is based on the next calculation of the NAV after the order is received in proper form by the Allocation Fund’s transfer agent, or other authorized intermediary.

The NAV of the Allocation Fund is calculated based on the NAVs of the Underlying SA Funds and the other investments in which it invests. Generally other portfolio securities and assets of the Allocation Fund, if any, as well as the portfolio securities and assets of the Underlying SA Funds are valued as follows:

●

Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.

●

Domestic equity securities traded on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.

●

Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.

●	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.
●

Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

●

Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

●

Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification at the next regularly scheduled meeting.

28	|	Prospectus

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Underlying SA Funds value foreign securities at the latest market price in the foreign market immediately prior to the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Underlying SA Funds and the Allocation Fund do not price their shares. Therefore, the NAV of the Allocation Fund that invests in Underlying SA Funds that invest heavily in foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country-or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Pricing Committee. In these cases, an Underlying SA Fund’s NAV and, in turn, the Allocation Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of an Underlying SA Fund’s NAV and, in turn, the Allocation Fund’s NAV by short-term traders.

Distributions and Taxes

The Allocation Fund generally distributes to its shareholders substantially all of its net investment income and realized net gains on its investments. When the Fund earns dividends from stocks and/or interest from debt securities (or receives distributions of such amounts from an Underlying SA Fund) and distributes these earnings to its shareholders, the distribution is called a dividend distribution. The Fund or Underlying SA Fund realizes a capital gain when it sells securities for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

The Allocation Fund distributes dividends and net capital gains, if any, annually.

You will receive distributions from the Allocation Fund in additional shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in the Allocation Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold the Allocation Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to the Allocation Fund’s shareholders even if they are paid from income and gains earned by the Allocation Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Allocation Fund’s dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions

Prospectus	|	29

of the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long the Allocation Fund or Underlying SA Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments engaged in by the Underlying SA Funds could affect the amount, timing, and character of the Fund’s distributions.

A portion of the dividend distributions from some of the Allocation Fund’s may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain – a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions the Allocation Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

You are required to report all the Allocation Fund’s distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The Allocation Fund’s investments in Underlying SA Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions

If you redeem your shares of the Allocation Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption). Because your tax basis typically depends on the original purchase price of your Allocation Fund shares and the price at which any distributions may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, cost basis information and holding period for any shares that you redeem.

Foreign Withholding Taxes

An Underlying SA Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Underlying SA Fund’s total return on those securities would be decreased. Although in some cases the Underlying SA Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Underlying SA Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Underlying SA Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, the Underlying SA Fund may elect to pass through to the Allocation Fund the foreign taxes paid by such Underlying SA Fund. If at least 50% of the value of the Allocation Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying SA Funds that are regulated investment companies, the Allocation Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow the shareholder, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

30	|	Prospectus

Backup Withholding

By law, the Allocation Fund must withhold and remit to the U.S. Treasury 24% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual or certain other non-corporate taxpayer and you have not provided a complete, correct taxpayer identification number to the Trust, and 24% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Allocation Fund, as discussed in more detail in the SAI.

Descriptions of Indices

Each index is unmanaged, and unlike the Fund, is not affected by cash flows or trading and other expenses. Total returns for the indices used in this Prospectus are not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.

MSCI ACWI Investable Market Index (IMI) (net div.) captures large, mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With more than 8,000 constituent securities, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

ICE BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities with a remaining term to final maturity of less than 3 years.

Worldwide Moderate Growth Composite Index is a weighted blend of the following indexes: 75% MSCI ACWI IMI (net div.) and 25% ICE BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index.

Prospectus	|	31

Financial Highlights

The following financial highlight tables are intended to help shareholders understand the Fund’s financial performance since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by PricewaterhouseCoopers LLP, the SA Funds’ independent registered public accounting firm, whose report, along with the SA Funds’ financial statements, is included in the SA Funds’ annual report to shareholders, and is incorporated by reference into the SAI, which is available upon request. You may obtain the annual report without charge by calling (844) 366-0905.

	SA Worldwide Moderate Growth Fund
	Year Ended June 30,
	2019	2018	2017	2016‡
Net asset value, beginning of period	$11.29	$10.73	$9.51	$10.00
Income from investment operations:
Net investment income (loss)	(0.18)	(0.15)	0.14	0.10
Net realized and unrealized gain (loss) on investments	0.39	1.03	1.27	(0.49)
Total from investment operations	0.21	0.88	1.41	(0.39)
Less distributions from:
Net investment income	(0.21)	(0.15)	(0.14)	(0.10)
Capital gains	(0.46)	(0.17)	(0.05)	—
Total distributions	(0.67)	(0.32)	(0.19)	(0.10)
Net asset value, end of period	$10.83	$11.29	$10.73	$9.51
Total return	2.53%	8.11%	15.04%	(3.89	)%(1)
Net assets, end of period (000s)	$38,210	$35,745	$27,422	$11,662
Ratio of net expenses to average net assets	0.00%	0.00%	0.00%	0.00	%(2)
Ratio of gross expenses to average net assets(3)	0.51%	0.60%	0.61%	2.72	%(2)
Ratio of net investment income to average net assets	2.07%	1.09%	1.32%	1.11	%(2)
Portfolio turnover rate	14%	20%	11%	5%
Without giving effect to the expense waiver described in Note 2 to the Financial Statements, net investment income (loss) per share
would have been	$(0.23)	$(0.21)	$0.10	$(0.02)

‡	Fund commenced operations on July 1, 2015.
(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

32	|	Prospectus

SA FUNDS – INVESTMENT TRUST

PRIVACY POLICY

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:

●	We do not sell your personal information to anyone.
●	We will not disclose your personal information, except in accordance with this Privacy Policy.
●	This Privacy Policy applies to all our prospective, current and former clients.

STATEMENT OF PRIVACY POLICY

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1. Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with your or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

■	To establish and administer your accounts;
■	To process transactions for you;
■	To maintain and service your accounts;
■	To fulfill legal or regulatory obligations; and
■	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

____________________

*	Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and BAM Advisor Services, LLC, its administrator and investment advisor, are collectively referred to as “”we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

33

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

34

See Back Cover For More Information

More information about the Allocation Fund is available free upon request, including the following:

Annual and Semi-Annual Reports
Statement of Additional Information (SAI)
The SAI provides more details about the Allocation Fund, its policies and the Fund’s Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

Additional information about the Allocation Fund’s investments is available in the SA Funds’ Annual and Semi-Annual Reports to shareholders. In the SA Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Allocation Fund’s performance during their last fiscal year.

To make inquiries to the Allocation Fund by telephone or by mail or to obtain copies of the SAI, Annual and Semi-Annual Reports or other information without charge:

By telephone
Call 1-844-366-0905

By mail
Write to:
SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, CA 95113

On the Internet
You may find more information about the Allocation Fund and obtain copies of the Allocation Fund’s Prospectus, SAI, and other information on the Internet at http://www.sa-funds.com. Text-only versions of the Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov.

You can also obtain copies of the Allocation Fund’s documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust
SEC file number: 811-09195

SA-PRO-SAWMX-1019

PROSPECTUS October 28, 2019

This Prospectus describes two (2) Funds (each, a “Fund” or “Allocation Fund” and collectively, the “Allocation Funds”) offered by SA Funds Investment Trust (the “Trust”) and the shares offered by the Trust on behalf of the Allocation Funds. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Fund Summary	2
SA Worldwide Conservative Fund	2
SA Worldwide Equity Fund	6
Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial intermediaries	9
Investment Profile of the Allocation Funds	10
More about the Allocation Funds	11
Information about the Underlying SA Funds	19
Management	23
Your Account	25
Pricing of Fund Shares	28
Distributions and Taxes	30
Financial Highlights	31
Statement of Privacy Policy	32
See Back Cover For More Information

Prospectus	|	1

Fund Summary

SA Worldwide Conservative Fund

GOAL

The Fund’s goal is to provide current income and capital appreciation with a greater emphasis on current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)
Sales charge (load) imposed on
purchases	None
Sales charge (load) imposed on
reinvested dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees*,†	0.00%
Shareholder servicing fee**	0.00%
Other expenses†	0.86%
Acquired fund fees and expenses†	0.90%
Total annual Fund operating expenses†	1.76%
Fee waiver and/or expense
reimbursement[1]	0.86%
Total annual Fund operating expenses
after fee waiver and/or expense	0.90%
reimbursement

* The management fee has two components. There is no management fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a management fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a management fee.

† Based on estimated amounts for the current fiscal year.

** There is no shareholder servicing fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a shareholder servicing fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a shareholder servicing fee.

1 The Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. This expense limitation will remain in effect until July 1, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$92	$287

PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund, which operates as a fund of funds and invests in the Underlying SA Funds, does not pay transaction costs when buying and selling shares of the Underlying SA Funds; however, each of the Underlying SA Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying SA Funds, which are not reflected in annual Fund operating expenses or in the expense example, affect the performance of the Underlying SA Funds and the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”) managed by BAM Advisor Services, LLC (“Adviser”) comprising various asset categories and strategies. The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Fund’s assets that will be invested in equity investments and fixed income investments. Under normal market conditions, the Fund currently expects that it will invest approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments as represented by the holdings of the Underlying SA Funds in which the Fund invests. Actual allocations to fixed income investments or equity investments can deviate by up to 10%.

The Fund generally intends to remain well-diversified across countries and geographical regions. The Fund will normally invest at least 15% of its total assets in equity and fixed income investments issued by foreign companies and governments. Fixed income investments of the Underlying SA Funds may include obligations issued or guaranteed by the U.S. or foreign governments or their respective agencies or instrumentalities, corporate debt obligations of U.S. and foreign issuers, obligations of supranational organizations, U.S. and foreign bank obligations, commercial paper, and repurchase agreements. Fixed income investments are normally investment grade securities (rated at least BBB-by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- by Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined to be of comparable quality) that mature within five years from the date of settlement. Equity investments of the Underlying SA Funds may include securities of U.S. companies and foreign companies in developed and emerging market countries. Investments will include securities of small-, mid- and large-capitalization companies and will be broadly diversified across companies and industries. Investments may also include securities of real estate companies, including real estate investment trusts. Equity securities in which the Underlying SA Funds may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

2	|	Prospectus

The Adviser has formulated the asset class allocations and bases investments in the Underlying SA Funds on its outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. The Adviser may change the asset class allocations and the particular Underlying SA Funds in which the Fund invests, without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in Underlying SA Funds that may offer superior opportunities given market conditions.

The Underlying SA Funds in which the Fund may invest are described under “Information about the Underlying SA Funds.”

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. The principal risks that apply to the Fund (either directly or through its investments in the Underlying SA Funds) are:

●

Affiliated Fund Risk: In managing a Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds.

●

Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s net asset value (“NAV”) is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of the Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by the Fund may increase or decrease.

●

Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●

Allocation Risk: The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Fund to underperform other funds with a similar investment objective.

●

Interest Rate Risk: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that the Fund’s NAV will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Low interest rates in the United States and other countries relative to historic rates may increase the Fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by the Fund.

Prospectus	|	3

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Liquidity Risk: Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which it is being carried. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

●	U.S. Government Securities Risk: U.S. government guarantees on fixed income securities do not extend to shares of the Fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

●	Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

●	Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

●	Management Risk: The investment techniques and risk analyses applied by the Adviser may not produce the desired results. Furthermore, legislative regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Adviser in connection with managing the Allocation Fund or the Underlying SA Funds. There is no guarantee that the investment objective of the Allocation Fund or the Underlying SA Funds will be achieved.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

4	|	Prospectus

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

●	Foreign Government and Supranational Organization Obligations Risk: Investments in foreign government obligations are exposed to the direct or indirect consequences of political, social, and economic changes in various countries. There is generally limited legal recourse in the event of a default with respect to foreign government and supranational organization obligations.

●	Hedging Risk: Forward foreign currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of an investment increases because of currency fluctuations. There is also a risk that a forward foreign currency exchange contract intended as a hedge may not perform as intended, resulting in a loss.

PERFORMANCE

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.

INVESTMENT ADVISER

BAM Advisor Services, LLC is the Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

Sheldon McFarland, Vice President of Portfolio Strategy & Research, has been a Fund Manager of the Fund since inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 9 of this Prospectus.

Prospectus	|	5

Fund Summary

SA Worldwide Equity Fund

GOAL

The objective of the SA Worldwide Equity Fund (the “Fund”) is to maximize long-term growth potential.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from
your investment)
Sales charge (load) imposed on purchases	None
Sales charge (load) imposed on reinvested
dividends	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your
investment)
Management fees*,†	0.00%
Shareholder servicing fee**	0.00%
Other expenses†	0.86%
Acquired fund fees and expenses†	1.17%
Total annual Fund operating expenses†	2.03%
Fee waiver and/or expense
reimbursement[1]	0.86%
Total annual Fund operating expenses
after fee waiver and/or expense
reimbursement	1.17%

* The management fee has two components. There is no management fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a management fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a management fee.
†Based on estimated amounts for the current fiscal year.
** There is no shareholder servicing fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a shareholder servicing fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a shareholder servicing fee.
1 The Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. This expense limitation will remain in effect until July 1, 2025 and may be amended or terminated before such time only with the approval of the Board of Trustees of the Fund.

This expense example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense limitation remains in place for the time period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$119	$372

PORTFOLIO TURNOVER

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. The Fund, which operates as a fund of funds and invests in the Underlying SA Funds, does not pay transaction costs when buying and selling shares of the Underlying SA Funds; however, each of the Underlying SA Funds pay transaction costs when buying and selling securities for its portfolio. The transaction costs incurred by the Underlying SA Funds, which are not reflected in annual Fund operating expenses or in the expense example, affect the performance of the Underlying SA Funds and the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”) managed by BAM Adviser Services, LLC (“Adviser”). The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Fund’s assets that will be invested in equity investments and fixed income investments. Under normal market conditions, the Fund currently expects to invest all of its assets in equity securities as represented by the holdings of the Underlying SA Funds in which the Fund invests.

The Fund generally intends to remain well-diversified across countries and geographical regions. The Fund will normally invest at least 35% of its total assets in equity and fixed income investments issued by foreign companies and governments. Equity investments of the Underlying SA Funds may include securities of U.S. companies and foreign companies in developed and emerging market countries. Investments will include securities of small-, mid- and large-capitalization companies and will be broadly diversified across companies and industries. Investments may also include securities of real estate companies, including real estate investment trusts. Equity securities in which the Underlying SA Funds may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.

6	|	Prospectus

The Adviser bases investments in the Underlying SA Funds on its outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. The Adviser may change the asset class allocations and the particular Underlying SA Funds in which the Fund invests, without notice or shareholder approval. The Adviser may sell the Fund’s holdings for a variety of reasons, including to invest in Underlying SA Funds that may offer superior opportunities given market conditions.

The Underlying SA Funds in which the Fund may invest are described under “Information about the Underlying SA Funds.”

PRINCIPAL INVESTMENT RISKS

You may lose money if you invest in the Fund. The principal risks that apply to the Fund (either directly or through its investments in the Underlying SA Funds) are:

●	Affiliated Fund Risk: In managing a Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds.

●	Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s net asset value (“NAV”) per share is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of the Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As the Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by the Fund may increase or decrease.

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value.

●	Allocation Risk: The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Fund to underperform other funds with a similar investment objective.

●	Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

●	Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

Prospectus	|	7

●	Management Risk: The investment techniques and risk analyses applied by the Adviser may not produce the desired results. Furthermore, legislative regulatory, or tax restrictions, policies, or developments may affect the investment techniques available to the Adviser in connection with managing the Allocation Fund or the Underlying SA Funds. There is no guarantee that the investment objective of the Allocation Fund or the Underlying SA Funds will be achieved.

●	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively.

●	Foreign Securities and Currency Risk: Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Values of securities denominated in foreign currencies also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies.

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. In June 2016, citizens of the United Kingdom voted to leave the EU in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended and it is possible that the negotiation period may be further extended; however, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●

Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

PERFORMANCE

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.

INVESTMENT ADVISER

BAM Advisor Services, LLC is the Adviser.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for coordinating the day-to-day management of the Fund:

Sheldon McFarland, Vice President of Portfolio Strategy & Research, has been a Fund Manager of the Fund since inception.

BUYING AND SELLING FUND SHARES, TAX INFORMATION, AND PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about buying and selling Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial Intermediaries” on page 10 of this Prospectus.

8	|	Prospectus

Buying and Selling Fund Shares, Tax Information, and Payments to Investment Providers and Other Financial intermediaries

BUYING AND SELLING FUND SHARES

Shares of the Allocation Funds are available through certain investment providers such as investment advisors, brokerage firms and retirement programs. You may buy or sell shares of the Funds on any day that the New York Stock Exchange (the “NYSE”) is open. Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, a sale or exchange of the Allocation Funds shares generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the Statement of Additional Information. Please contact any authorized investment provider to buy or sell shares of the Funds.

The minimum initial purchase amount of an Allocation Fund is $5,000. Additional purchases can be as little as $2,500.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent a Fund makes actual or deemed distributions of ordinary income, net capital gains, or a combination of the two to you. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

When you purchase shares of an Allocation Fund through investment providers, such as investment advisors, brokerage firms and retirement programs, or other financial intermediaries, the Adviser or its affiliates may pay the investment provider or other financial intermediary to support the sale of the Allocation Funds shares and for related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend an Allocation Fund over another investment. Ask your investment provider or visit your investment provider’s website for more information.

Summary Prospectus	|	9

Investment Profile of the Allocation Funds

The Allocation Funds are designed as a convenient tool to help investors meet retirement and other goals. Investors may choose to invest in one or more of the Allocation Funds based on their risk tolerance, investment time horizons and personal investment goals.

There are two Allocation Funds. The SA Worldwide Conservative Fund represents a highly diversified portfolio of equity and debt securities of U.S. and foreign issuers. The SA Worldwide Equity Fund represents a highly diversified portfolio of equity securities of U.S. and foreign issuers. Each Allocation Fund’s broad diversification is designed to cushion severe losses in any one investment sector and moderate a Fund’s overall price volatility.

Each Fund pursues its investment objective by investing in other mutual funds (“Underlying SA Funds”), which are managed by BAM Adviser Services, LLC (the “Adviser”). The chart below describes each Allocation Fund according to its investment objective, emphasis on current income and capital appreciation:

Investment
Fund	Objective	Current Income	Capital Appreciation
SA Worldwide Conservative	Provide current	Medium to High	Low to Medium
Fund	income and capital
appreciation with a
greater emphasis
on current income
SA Worldwide Equity Fund	To maximize long-	Low	High
term growth
potential

Each Allocation Fund’s asset allocation is designed to provide different levels of equity and fixed income securities exposure, which may result in different levels of overall risk. Generally, the Adviser expects that a Fund with greater exposure to fixed income securities should experience less portfolio fluctuation and thus lower price volatility than a Fund with greater exposure to equity securities. The SA Worldwide Conservative Fund is designed for investors who have a lower tolerance for portfolio fluctuations. The SA Worldwide Equity Fund is designed for investors willing to assume a higher level of risk to potentially achieve greater returns. Investors in the SA Worldwide Equity Fund should have a long-term investment horizon and be able to withstand sizable fluctuations in portfolio value.

The Adviser has established an asset allocation target for each Fund. This target is the approximate percentage of each Allocation Fund’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying SA Funds in which the Funds invest. These asset allocation targets may be changed without notice or shareholder approval. The following chart describes the current asset allocation targets among the asset classes for each Fund:

	SA Worldwide	SA Worldwide
Asset Class	Conservative Fund	Equity Fund
Equities	40%	100%
Fixed Income	60%	0%

Actual allocations can deviate from the amounts shown above by up to 10% for each asset class with respect to each Fund. To maintain target allocations, adjustments may be made by purchasing or selling shares of the Underlying SA Funds or applying future investment and redemptions by the Fund in proportions necessary to rebalance the investments in the Underlying SA Funds. Each Allocation Fund also may deviate temporarily from its asset allocation targets for temporary defensive purposes.

The Adviser establishes the asset allocation targets for each asset class and identifies the specific Underlying SA Funds in which to invest based on its assessment of economic conditions and the outlook for, and the relative valuations of, the Underlying SA Funds and the various markets in which they invest. Each Allocation Fund expects to invest in the Underlying SA Funds listed below. While the SA Worldwide Conservative Fund currently intends to invest in all of the Underlying SA Funds identified below and the SA Worldwide Equity Fund currently intends to invest in all of the Underlying Equity Funds identified below, each Fund may change the combination of Underlying SA Funds in its portfolio as may be determined from time to time by the Adviser without notice or shareholder approval.

10	|	http://sa-funds.com

Underlying Fixed Income Funds:
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund (together, the “Underlying Fixed Income Funds”)

Underlying Equity Funds:
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund (together, the “Underlying Equity Funds”)

Please note that the Underlying SA Funds are available directly to investors and that an investor in any of the Allocation Funds bears both the fees and expenses of the particular Allocation Fund as well as the indirect fees and expenses of the Underlying SA Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying SA Funds instead of in the Allocation Funds.

More about the Allocation Funds

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Allocation Fund has its own investment objective(s), policies and strategies. There is no assurance that a Fund will achieve its investment objective(s). The investment objective of each Allocation Fund may be changed by the Trust’s Board of Trustees (the “Board of Trustees”) without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval.

The SA Worldwide Equity Fund has a non-fundamental investment policy that, under normal market conditions, it will invest, through its investments in the Underlying SA Funds and other investments, if any, at least 80% of its net assets (taken at market value at the time of investment) in equity securities. If at any time the Board of Trustees votes to reduce or eliminate the percentage requirement of this non-fundamental investment policy, shareholders will be notified at least sixty days prior to the change.

Additional Information about Investment Strategies

The following provides information regarding additional investment strategies that the Funds may employ. Each strategy may apply to all of the Allocation Funds. The Allocation Funds also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the joint Statement of Additional Information (“SAI”) of the Allocation Funds and the Underlying SA Funds.

Cash Management. Each Allocation Fund may maintain cash or invest up to 20% of its assets in short-term, high-quality, highly-liquid, fixed income obligations such as money market instruments, money market funds and short-term repurchase agreements pending investment or for liquidity purposes. Investments in money market funds also may involve a duplication of certain fees and expenses.

Temporary Defensive Positions. Notwithstanding each Allocation Fund’s applicable investment objective, for temporary defensive purposes all or part of each Allocation Fund’s assets may be invested in U.S. government securities, cash and/or short-term, high-quality, highly-liquid, fixed income obligations. Temporary defensive positions may be taken for the purposes of meeting redemption requests or protecting an Allocation Fund in the event the Adviser determines that market, economic, political or other conditions warrant a defensive posture. During such times, the Adviser also may reduce or eliminate the equity asset allocation of any Allocation Fund. Should an Allocation Fund take this action, it may not achieve its investment objective.

Call toll-free 1.844.366.0905	Prospectus	|	11

Other Permitted Investments.

An Allocation Fund may also directly invest in or purchase:

●	U.S. government securities and short-term paper;

●	shares of other registered investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser to the Allocation Fund;

●	shares of exchange traded funds;

●	domestic and foreign equity securities, which may include common and preferred stocks of small-, mid- and large-capitalization companies in both developed (including the U.S.) and emerging markets; or

●	domestic and foreign fixed-income securities, which may include but are not limited to debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranational organizations, inflation-protected securities, convertible bonds and exchange-traded notes. Investments in fixed-income securities may include securities of issuers in both developed markets (including the U.S.) and emerging markets.

Portfolio Turnover. Each Allocation Fund turnover rate is expected to be low. The Funds will purchase or sell securities to: (i) accommodate purchases and sales of each Fund’s shares; and (ii) maintain or modify the allocation of each Fund’s assets among the Underlying SA Funds.

Additional Information about Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Like all mutual funds, an investment in the Allocation Funds is not a bank deposit or obligation and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are descriptions of some of the risks, including principal risks, of investing in the Allocation Funds (either directly or through its investment in the Underlying SA Funds). Each Allocation Fund follows a distinct investment strategy. To the extent an Allocation Fund invests in Underlying SA Funds that invest in equity securities and other equity instruments, the performance of the Fund will be subject to the risks of investing in equity securities and other equity instruments. To the extent an Allocation Fund invests in Underlying SA Funds that invest in fixed income securities and other fixed income instruments, the performance of the Fund will be subject to the risks of investing in fixed income securities and other fixed income instruments. The descriptions appear in alphabetical order, not in order of importance. For further details about risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary risk factors for the Allocation Funds, see the SAI.

SA
	SA Worldwide	Worldwide
	Conservative	Equity
Risk	Fund	Fund
Affiliated Fund Risk	X	X
Allocation Risk	X	X
Capitalization Risk	X	X
Credit Risk	X
Cybersecurity Risk	X	X
Emerging Markets Risk	X	X
Equity Risk	X	X
European Economic Risk	X	X
Foreign Government and Supranational	X
Organizations Risk
Foreign Securities and Currency Risk	X	X
Hedging Risk	X
Interest Rate and Related Risks	X
Investment Grade Securities Risk	X
Investment in Underlying Funds Risk	X	X
Liquidity Risk	X
Management Risk	X	X
Market Risk	X	X
New Fund Risk	X	X
Securities Lending Risk	X	X
U.S. Government Securities Risk	X
Value Stock Risk	X	X

12	|	http://sa-funds.com

●	Affiliated Fund Risk: In managing an Allocation Fund that invests in Underlying SA Funds, the Adviser will have the authority to select and substitute the Underlying SA Funds. The Adviser may be subject to potential conflicts of interest in allocating the Allocation Fund’s assets among the various Underlying SA Funds because the fees payable to it by some of the Underlying SA Funds are higher than the fees payable by other Underlying SA Funds and because the Adviser is also responsible for managing, administering, and providing shareholder servicing to the Underlying SA Funds. An Allocation Fund investing in Underlying SA Funds may from time to time own or control a significant percentage of an Underlying SA Fund’s shares. Accordingly, an Underlying SA Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such an Allocation Fund. These inflows and outflows may be frequent and could negatively affect an Underlying SA Fund’s and, in turn, an Allocation Fund’s net asset value (“NAV”) per share and performance and could cause an Underlying SA Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying SA Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying SA Fund’s and, in turn, an Allocation Fund’s ability to meet shareholder redemption requests or could limit an Underlying SA Fund’s and, in turn, an Allocation Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to potential conflicts of interest in selecting shares of Underlying SA Funds for redemption. In addition, these inflows and outflows could increase an Underlying SA Fund’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying SA Fund’s and, in turn, an Allocation Fund’s, actual expenses to increase, or could result in an Underlying SA Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying SA Fund’s and, in turn, an Allocation Fund’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement each Allocation Fund’s and each Underlying SA Fund’s investment program in a manner that is in the best interest of that Allocation Fund and Underlying SA Fund and that is consistent with its investment objective, policies, and strategies.

●	Allocation Risk: An Allocation Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to develop an appropriate asset class allocation model and select an appropriate mix and weighting of Underlying SA Funds. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes, market segments or selection of Underlying SA Funds fails to produce the intended results which could cause the Allocation Fund to underperform other funds with a similar investment objective. In addition, there is no guarantee that the Underlying SA Funds will achieve their investment objectives, and the Underlying SA Funds’ performance may be lower than the performance of the indexes whose performance they were designed to match. The Underlying SA Funds may change their investment objectives or policies without the approval of the Allocation Fund. If an Underlying SA Fund were to change its investment objective or policies, an Allocation Fund might be forced to withdraw its investment from the Underlying SA Fund at a disadvantageous time and price.

●	Capitalization Risk: Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Stocks of medium-size companies are usually more sensitive to adverse business developments and economic, political, regulatory and market factors than stocks of larger companies, and the prices of stocks of medium-size companies may be more volatile. The stocks of small companies may involve more risk than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, they may be more sensitive to changing economic conditions, which could increase the volatility of their share prices. In addition, small company stocks typically are traded in lower volume, making them more difficult to purchase or sell at the desired time and price or in the desired amount. Generally, the smaller the company size, the greater these risks.

Call toll-free 1.844.366.0905	Prospectus	|	13

●	Concentration Risk: To the extent that an Underlying SA Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying SA Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

●	Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

●	Currency Risk: Securities and other instruments in which an Underlying SA Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of an Underlying SA Fund and, in turn, the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

●

Cybersecurity Risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value. There is also a risk that cybersecurity breaches may not be detected. Cyber-attacks affecting the Fund, any of its service providers or any issuer in which the Fund invests may adversely impact the Fund.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

●	Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

●	Emerging Markets Risk: Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. These risks may be magnified in countries that are frontier markets.

14	|	http://sa-funds.com

●	European Economic Risk: The European Union’s (“EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU member countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the EU in June 2016 (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended, and it is possible that the negotiation period may be further extended. However, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom. If the United Kingdom exits the EU without reaching an agreement with the EU on the terms of its exit, the impact of Brexit may be heightened. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

●	Foreign Government and Supranational Organization Obligations Risk: By investing in foreign government obligations, a fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. A fund may have limited legal recourse in the event of a default with respect to foreign government or supranational obligations it holds. No established secondary markets may exist for some foreign government and supranational organization obligations. Supranational organizations are often chartered to promote economic development. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational organization and may be committed to make additional contributions if the supra national organization is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational organization will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational organization.

●	Foreign Securities Risk: Foreign securities, including depositary receipts, involve risks in addition to those associated with comparable U.S. securities. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; currency controls or redenomination; nationalization or expropriation of assets; changes in tax policy; high transaction costs; settlement, custodial or other operational risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in a similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that a fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the fund’s investments more than if its investments were not so invested. Some national economies continue to show profound instability, which may in turn affect their international trading partners or other members of their currency bloc. In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on one or more national economies and also negatively impact the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies.

Call toll-free 1.844.366.0905	Prospectus	|	15

●	Fund of Funds Risk: The investment performance of an Underlying SA Fund that invests in one or more underlying investment companies or other pooled investment vehicles is affected by the investment performance of such underlying funds. The ability of an Underlying SA Fund that invests in underlying funds to achieve its investment objective depends on the ability of the relevant underlying funds to meet their investment objectives, and there can be no assurance that the investment objective(s) of such underlying funds will be achieved. An Underlying SA Fund that invests in one or more underlying funds is subject to the risks of the underlying funds’ investments including, but not limited to, market risk, foreign securities and currency risk, small company stock risk, European economic risk, securities lending risk and sector risk. Duplication of expenses is a risk when a fund invests in other investment companies or other pooled investment vehicles.

●	Hedging Risk: Forward foreign currency exchange contracts may be used to hedge foreign currency risk. Hedging tends to limit any potential gain that may be realized if the value of an investment increases because of currency fluctuations. There is also a risk that a forward foreign currency exchange contract intended as a hedge may not perform as intended, resulting in a loss.

●	Income Risk: Because an Underlying SA Fund can only distribute what it earns, an Underlying SA Fund’s distributions to the Fund may decline when prevailing interest rates fall or if an Underlying SA Fund experiences defaults on debt securities it holds. An Underlying SA Fund’s income generally declines during periods of falling interest rates because it must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

●	Interest Rate and Related Risks: Generally, when market interest rates rise, the value of fixed income securities declines, and vice versa. Investing in such securities means that a fund’s NAV will tend to decline if market interest rates rise. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of rising interest rates, the average life of certain types of securities in which a fund will invest may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration (i.e., the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, issuers of certain securities may exercise their option to prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Low interest rates in the United States and other countries relative to historic rates may increase a fund’s exposure to risks associated with rising interest rates. In addition, fluctuations in interest rates may adversely affect the liquidity of certain fixed-income securities held by a Fund.

●	Investment Grade Securities Risk: Fixed income securities commonly are rated by national bond ratings agencies. Securities rated in the lower investment grade rating categories (e.g., BBB by S&P or Fitch or Baa by Moody’s) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

16	|	http://sa-funds.com

●	Investment in Underlying SA Funds Risk: The investment performance of the Fund is affected by the investment performance of the Underlying SA Funds in which the Fund invests. In addition, the Fund’s NAV is subject to fluctuations in the NAVs of the Underlying SA Funds in which it invests. The Fund is also subject to the risks associated with the securities in which the Underlying SA Funds invest and the ability of the Fund to achieve its investment objective depends on the ability of the Underlying SA Funds to meet their investment objectives and on the Adviser’s decisions regarding the allocation of an Allocation Fund’s assets among the Underlying SA Funds. The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying SA Fund, which will vary. There can be no assurance that the investment objective of the Fund or any Underlying SA Fund will be achieved. When the Fund invests in Underlying SA Funds, the Fund will indirectly bear its proportionate share of the fees and expenses of these Underlying SA Funds in addition to the direct fees and expenses of the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. As an Allocation Fund’s allocation to the Underlying SA Funds changes from time to time, or to the extent that the expense ratios of the Underlying SA Funds change, the operating expenses of the Underlying SA Funds borne by an Allocation Fund may increase or decrease.

●	LIBOR Risk: The London Interbank Offer Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Underlying Fixed Income Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. An Underlying Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Underlying Funds invest may obtain financing at floating rates based on LIBOR, and the Underlying Funds may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Allocation Funds and the Underlying Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Allocation Funds, issuers of instruments in which the Underlying Funds invest, and the financial markets generally.

●	Liquidity Risk: Liquidity risk exists when particular portfolio securities are difficult to purchase or sell. To the extent that an Underlying SA Fund holds illiquid securities, the Underlying SA Fund’s performance may be reduced due to an inability to sell the securities at opportune prices or times. Liquid portfolio securities may become illiquid or less liquid after purchase by the Underlying SA Fund due to low trading volume, adverse investor perceptions and/or other market developments. Liquidity risk includes the risk that the Underlying SA Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Liquidity risk can be more pronounced during periods of market turmoil or economic uncertainty.

●	Management Risk: The Fund and the Underlying SA Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund and the Underlying SA Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Adviser in connection with managing the Funds and may also adversely affect the ability of the Fund or the Underlying SA Funds to achieve their investment objectives. There also can be no assurance that all of the personnel of the Adviser will continue to be associated with the Adviser for any length of time. The loss of the services of one or more key employees of the Adviser could have an adverse impact on a Fund’s or an Underlying SA Fund’s ability to realize its investment objective.

●	Market Risk: The value of securities may go up or down in response to the prospects of individual issuers, general economic or market conditions, and/or investor behavior that leads investors’ perceptions of value (as reflected in the price of the security) to diverge from fundamental value. The Underlying SA Funds attempt to manage market risk by limiting the amount an Underlying SA Fund invests in any single company’s equity or fixed income securities. However, diversification will not protect an Underlying SA Fund against widespread or prolonged declines in the equity or fixed income markets. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in an Underlying SA Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Call toll-free 1.844.366.0905	Prospectus	|	17

●	Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

●	New Fund Risk: The Allocation Funds are new and, as of the date of this Prospectus, have no operating history. The Allocation Funds may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such Funds will grow to or maintain an economically viable size, which could result in an Allocation Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

●	Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

●	Real Estate and REIT Investment Risk: The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in real estate investment trusts (“REITs”) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs also are subject to the possibility of adverse changes to the tax laws or the possibility of failing to qualify for federally tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. An Underlying SA Fund and an Allocation Fund will indirectly bear a portion of the expenses, including management and administration expenses, paid by each REIT in which it invests, in addition to the expenses of the Underlying Fund and an Allocation Fund.

●	Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. An Underlying SA Fund may be overweight in certain sectors at various times. To the extent an Underlying SA Fund invests more heavily in a particular sector, or industry that constitutes part of a sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to any economic, business, regulatory or other developments which generally affect that sector or industry. In addition, the value of an Underlying SA Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. Individual sectors and industries may underperform other sectors or industries or the market as a whole. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect the Underlying SA Fund’s performance.

●	Securities Lending Risk: Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of shares of an Underlying SA Fund that engages in securities lending may fall. The value of shares of an Underlying SA Fund could also fall if a loan is called and the fund is required to liquidate reinvested collateral at a loss or if the fund is unable to reinvest cash collateral at rates which exceed the costs involved.

●	U.S. Government Securities Risk: Although the Underlying SA Funds may invest in securities that carry U.S. government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

18	|	http://sa-funds.com

●	Value Stock Risk: Value stocks may perform differently from the market as a whole. Value stocks may underperform when the market favors growth stocks over value stocks. In addition, particular value stocks in which the Underlying SA Funds invest may perform negatively even during periods when value stocks, in general, perform positively. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that focus on growth stocks or that have a broader investment style.

Information about the Underlying SA Funds

As previously discussed, each Fund is expected to invest in Underlying SA Funds, each of which is a series of the SA Funds – Investment Trust, a mutual fund family that offers twelve (12) separate investment funds, including the Allocation Funds. To help you better understand the Underlying SA Funds, this section provides a discussion of the investment objective(s), principal investment strategies and principal risks of each Underlying SA Fund. Additional investment practices and associated risks are described in the prospectus for the Underlying SA Funds. For more information about any Underlying SA Fund, call 1-844-366-0905.

Underlying Fixed Income Funds

SA U.S. Fixed Income Fund

The Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
●	dollar-denominated obligations of foreign issuers issued in the United States;
●	bank obligations, including those of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances;
●	corporate debt obligations;
●	commercial paper;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank; and
●	repurchase agreements.

Generally, the Fund acquires obligations that mature within three years from the date of settlement. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). The Fund may invest more than 25% of its total assets in dollar-denominated obligations of U.S. banks and U.S. subsidiaries and branches of foreign banks and bank holding companies under certain circumstances.

SA Global Fixed Income Fund

The Fund’s goal is to maximize total return available from a universe of higher-quality fixed income investments maturing in five years or less from the date of settlement. The Fund pursues its goal by investing primarily in:

●	obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities;
●	obligations of supranational organizations, such as the World Bank and the European Investment Bank;
●	obligations of other U.S. and foreign issuers including:
●	corporate debt obligations;
●	commercial paper;
●	bank obligations; and
●	repurchase agreements.

Call toll-free 1.844.366.0905	Prospectus	|	19

The Fund primarily invests in fixed income securities that mature within five years from the date of settlement. The Fund normally invests in fixed income securities that are rated investment grade or that have been determined to be of comparable quality (at the time of investment). These securities may be denominated in U.S. dollars as well as other currencies, including the Euro. The Fund invests in foreign issuers in countries with developed markets as designated from time to time. The Fund may also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another.

Underlying Equity Funds

SA U.S. Core Market Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of U.S. companies traded on a principal U.S. exchange or on the over-the-counter (“OTC”) market in the United States. The target universe of securities in which the Fund may invest include securities of those companies whose market capitalizations generally are either in the highest 96% of total market capitalization or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold.

SA U.S. Value Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large and mid-cap U.S. companies traded on a principal U.S. exchange or on the OTC market in the United States that have been determined to be “value” stocks at the time of purchase. The Fund considers large and mid-cap companies as those whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold.

SA U.S. Small Company Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of small cap companies traded on a principal U.S. exchange or on the OTC market in the United States. The Fund considers small cap companies as those whose market capitalizations generally are either in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold.

SA International Value Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by purchasing securities of large non-U.S. companies using a market capitalization weighted approach in countries with developed markets that Dimensional Fund Advisors LP (the “Sub-Adviser”) determines to be value stocks. The Fund invests in companies in countries with developed markets designated as approved markets from time to time.

SA Emerging Markets Value Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets (i.e., emerging market countries in an earlier stage of development). The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that have been determined to be “value” stocks at the time of purchase. The Fund seeks to achieve its goal by investing in companies in countries designated from time to time as approved markets. The Fund’s definition of what constitutes a small, medium and large company varies across countries and is based primarily on market capitalization.

20	|	http://sa-funds.com

SA Real Estate Securities Fund

The Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in readily marketable equity securities of companies the principal activities of which include ownership, management, development, construction or sale of residential, commercial or industrial real estate. Investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain REITs, companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund will make equity investments only in securities traded in the U.S. securities markets, primarily on the New York Stock Exchange (“NYSE”), NYSE MKT LLC or Nasdaq Global Market® or such other U.S. national securities exchanges and over-the-counter markets, as may be deemed appropriate using a market capitalization weighted approach.

Description of Certain Investment Practices of the Underlying SA Funds

The following provides additional information about the investment strategies that the Underlying SA Funds may employ. The Underlying SA Fund also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies of the Underlying SA Funds, please see the Underlying SA Funds’ Prospectus and the joint SAI of the Allocation Funds and the Underlying SA Funds.

Market Capitalization Weighted Approach. The Underlying Equity Funds use a market capitalization weighted approach to weight the securities in their portfolios. In general, this means that the higher the relative market capitalization of the issuer, the greater its representation in the Underlying Equity Fund. Market capitalization weights may be modified and some companies may even be excluded after considering such factors as free float (a company’s share capital that is freely available for trading), expected profitability, trading strategies, liquidity management, tax management, momentum, investment characteristics and other factors determined to be appropriate given market conditions.

Securities Lending. Each Underlying SA Fund, other than SA U.S. Fixed Income Fund, may seek to earn additional income by lending portfolio securities to qualified brokers, dealers, banks and other financial institutions. By reinvesting any cash collateral an Underlying SA Fund receives in these transactions, such Fund could realize additional income. If the borrower fails to return the securities or the invested collateral declines in value, the Underlying SA Fund could lose money.

Derivatives. The SA Global Fixed Income Fund may, but is not required to, use forward foreign currency exchange contracts. The Fund may enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. A forward foreign currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. These contracts are privately negotiated transactions and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the SA Global Fixed Income Fund’s foreign holdings increases because of currency fluctuations.

Short-Term Trading. Each Underlying Equity Fund may engage in short-term trading, which could produce higher trading costs and larger taxable distributions. Frequent trading also increases transaction costs, which could detract from an Underlying SA Fund’s performance.

Temporary Defensive Positions. Notwithstanding each Underlying Equity Fund’s applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Underlying Equity Fund’s assets may be invested in cash and/or short-term, high-quality, highly-liquid, fixed income obligations. To the extent that an Underlying Equity Fund adopts a temporary defensive position, the Fund may not achieve its investment objective.

Information about Principal Risks

The following table identifies the primary risk factors of each Underlying SA Fund in light of their respective principal investment strategies. The extent to which the risks associated with any Allocation Fund correlates to those of a particular Underlying SA Fund will depend upon the extent to which the Allocation Fund’s assets are allocated from time to time for investment in any Underlying SA Fund, which will vary. Many of these risk factors are explained above under “More about the Allocation Funds–Investment Strategies and Risks.” If you would like more information about the Underlying SA Funds, including the risks associated with investments in the funds, its prospectus and SAI are available at sa-funds.com, by contacting your investment provider, or at:

SA Funds Investment Trust
c/o LWI Financial Inc.
10 Almaden Blvd.
15th Floor
San Jose, CA 95113
Telephone: (844) 366-0905

Call toll-free 1.844.366.0905	Prospectus	|	21

Risk
Banking Concentration Risk	X
Credit Risk	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Cyclical Market Risk									X
Emerging Markets Risk								X
European Economic Risk	X	X				X	X
Foreign Government and Supranational Organizations Risk	X	X
Foreign Securities and Currency Risk		X				X	X	X
Foreign Securities Risk	X
Fund of Funds Risk			X				X
Hedging Risk		X
Income Risk	X	X
Interest Rate and Related Risks	X	X
Interest Rate Risk (REITs)									X
Investment Grade Securities Risk	X	X
Large Company Stock Risk			X	X		X		X
LIBOR Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X
Medium-Size Company Stock Risk			X	X		X		X
Profitability Investment Risk			X
Real Estate and REIT Investment Risk									X
Risk of Concentrating in the Real Estate Industry									X
Securities Lending Risk		X	X	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X	X	X
Small Company Stock Risk			X		X		X	X
U.S. Government Securities Risk	X	X
Value Stock Risk				X		X		X

22	|	http://sa-funds.com

Management

Adviser

BAM Advisor Services, LLC (“BAM” or the “Adviser”), headquartered at 8182 Maryland Avenue, St. Louis, Missouri 63105, with an additional office located at 10 Almaden Blvd., 15th Floor, San Jose, California, 95113, serves as the investment adviser to each of the Allocation Funds and Underlying SA Funds. BAM is a fee-only investment adviser and has been providing investment services since 1997, either as BAM or as BAM’s predecessor entity. As of September 30, 2019, BAM had $19.13 billion of regulatory assets under management. In addition, BAM provides administrative, back-office and retirement plan services to $15.02 billion of assets managed or advised by the independent firms that hire BAM for its services, which are detailed below. As of September 30, 2019, BAM’s total amount of assets under management or administration was $34.15 billion.

The Adviser, subject to the oversight of the Trust’s Board of Trustees (the “Board” or “Board of Trustees”), is responsible for the management of the Allocation Funds. Each Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel.

Portfolio Managers

The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Funds based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of each Allocation Fund.

Sheldon McFarland is the Vice President of Portfolio Strategy and Research at the Adviser and is a member of its Investment Committee. In the past five years, Mr. McFarland was the Manager of the Portfolio Strategy Group, Associate Regional Director and Manager of Research and Investment Policy at the Adviser. Mr. McFarland holds the FINRA Series 7, 24, 63, and 65 licenses.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Allocation Fund shares.

Management Fees

The management fee has two components. Pursuant to the Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Allocation Fund, and the Adviser, the Allocation Funds are not obligated to pay a management fee for investment advisory services related to the Allocation Funds’ investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its investment advisory services related to any other assets, the Allocation Funds will pay the management fee at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund invested in such assets.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with the Adviser will be available in the Allocation Fund’s semi-annual report for the period ending December 31.

Expense Limitation

Pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive fees and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. The Fee Waiver Agreement with respect to each Allocation Fund shall remain in effect until July 1, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. This expense limitation may be amended or terminated before such time only with the approval of the Board.

Call toll-free 1.844.366.0905	Prospectus	|	23

Management of the Underlying SA Funds

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as the investment sub-adviser to the Underlying SA Funds. Since its organization in May 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. Subject to the supervision of the Adviser, the Sub-Adviser furnishes an investment program and makes investment decisions for each of the Underlying SA Funds.

Financial Intermediary Compensation Paid by the Adviser

The Adviser and/or its affiliates, in their discretion, may make payments to registered investment advisors, brokerage firms, retirement savings programs and other financial intermediaries (collectively, “financial intermediaries”), or their affiliates, for sale, marketing, custody, clearing, supervision, acquisition financing, retention and/or administrative or other shareholder servicing activities. These cash payments may be substantial. Payments may be made on the basis of the sales of the Allocation Funds’ shares attributable to that financial intermediary, the average net assets of the Funds attributable to the accounts at that financial intermediary, or other methods of calculation. Payments may also be made by the Adviser and/or its affiliates to these financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided. Payments may also be made to some financial intermediaries to offset or reduce fees that would otherwise be paid directly to them by their clients.

The Adviser may host, sponsor, or co-sponsor conferences, seminars and other educational and informational activities for financial intermediaries for the purpose of discussing the value and utility of the Allocation Funds and other investment products offered by the Adviser or its affiliates. The Adviser may pay for lodging, meals, travel and other similar expenses in connection with such activities. The Adviser also may pay expenses associated with joint marketing activities with financial intermediaries, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Allocation Funds. In limited cases the Adviser may make payments to financial intermediaries, or their affiliates, in connection with their solicitation or referral of investment business. In limited cases the Adviser may also make payments to financial intermediaries, or their affiliates, for supervisory and marketing efforts in connection with their referral services. The Allocation Funds, however, do not direct brokerage transactions to broker-dealers as compensation for the sale of Fund shares.

Such payments to financial intermediaries, or their affiliates, are paid by the Adviser or its affiliates out of its own resources, and are not charged to the Allocation Funds. Such payments by the Adviser or its affiliates are made subject to any regulatory requirements. The Adviser is motivated to make the payments described above since they may promote the sale of shares of the Allocation Funds and the retention of those investments by clients of these financial intermediaries. To the extent these financial intermediaries sell more shares of an Allocation Fund or retain shares of an Allocation Fund in their clients’ accounts, the Adviser benefits from the incremental fees paid to it by the Allocation Fund and/or the Underlying SA Funds with respect to those assets.

Payments made by the Adviser or its affiliates may create an incentive for financial intermediaries and their employees to recommend or offer shares of the Allocation Funds to their clients rather than other funds or investment products. These payments also may give financial intermediaries an incentive to cooperate with the Adviser’s marketing efforts. You should review your financial intermediary’s compensation disclosure and/or talk to them to obtain more information on how this compensation may have influenced recommendation of an Allocation Fund.

24	|	http://sa-funds.com

Your Account

This section describes how to do business with the Allocation Funds and the services that are available to shareholders.

How to Reach the Allocation Funds

By telephone:	(844) 366-0905
Call for account information 8:00 a.m. to 5:00 p.m. Pacific Time, Monday through Friday.

By mail:	SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, CA 95113

Investment Providers

The fees and policies outlined in this Prospectus are set by the Allocation Funds and by the Adviser. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy, sell and exchange shares, investor services, and additional policies. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this Prospectus.

If you are investing in the Allocation Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. They can provide you with detailed information on how to participate in the plan, manage your account, and elect the Allocation Funds as an investment option. Investment providers may provide some of the investor servicing and account maintenance services required by plan accounts and plan participants and may arrange for plan service providers to provide other investment or administrative services. Investment providers may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this Prospectus.

Purchasing Shares

Investors may purchase shares of any Allocation Fund through a financial intermediary. For clients of many investment advisors, the minimum initial purchase amount is generally $5,000 with a $2,500 minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced. Other investment providers may have different minimum initial purchase requirements and/or different requirements for subsequent investments. If you are investing in the Funds through a 401(k) or other retirement plan, you should contact your employer, plan administrator or plan sponsor for the terms and procedures that pertain to your investment. An Allocation Fund, in its sole discretion, may accept or reject any order for purchase of Fund shares. You may purchase shares of any Allocation Fund on any day that the NYSE is open. Please contact an authorized investment provider to purchase shares of any Fund.

If you are making an initial investment through an investment advisor, brokerage firm or retirement program, you may need to submit a fully executed account application and funds for the purchase in the form of a check, electronic transfer or wire transfer.

If you purchase shares through an omnibus account maintained by a securities firm or through another financial intermediary, the firm or intermediary may charge you an additional fee, which will reduce your investment accordingly.

All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

Call toll-free 1.844.366.0905	Prospectus	|	25

Incomplete Purchase Requests

The Allocation Funds will attempt to notify you or your investment provider promptly if any information necessary to process your purchase is missing. Once the information is obtained, you will receive the next-determined NAV per share (“NAV”).

Redeeming Shares

You may sell (or “redeem”) shares at any time by furnishing a redemption request to the Allocation Funds’ transfer agent or other authorized intermediary in proper form. “In proper form” means that all required documents are completed, signed and received. You may redeem shares of any Fund on any day that the NYSE is open. Please contact your investment provider to redeem shares of any Fund.

Incomplete Redemption Requests

The Allocation Funds will attempt to notify you or your investment provider promptly if any information necessary to process your redemption is missing. Once the information is obtained, you will receive the next-determined NAV.

Wire Transactions

A fee may be deducted from all proceeds sent by wire by your custodian, and your bank may charge an additional fee to receive wired funds.

Redeeming Shares Recently Purchased

If you redeem shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 10 business days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot redeem those shares until your application has been processed.

Timing of Purchase and Redemption Requests

All purchase and redemption requests received in proper form by the Allocation Funds’ transfer agent or other authorized intermediary before 4:00 p.m. Eastern Time on a business day of a Fund will be executed the same day, at that day’s NAV, which is calculated after the close of business on the NYSE, which normally occurs at 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. Eastern Time will be executed at the following business day’s NAV. Each day an Allocation Fund calculates its NAV is a business day of that Fund. Authorized intermediaries acting on an investor’s behalf are responsible for transmitting orders by the deadline.

You should check with your investment provider to find out by what time your purchase or redemption order must be received so that it can be processed the same day.

Exchanges

Investors may exchange shares of one Allocation Fund for shares of another Allocation Fund at no charge. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Allocation Funds or otherwise adversely affect the Funds, the exchange privilege may be terminated with respect to an investor without notice if a Fund determines that the investor’s use of the exchange privilege is excessive. Excessive use of the exchange privilege is defined as any pattern of exchanges among the Allocation Funds by an investor that evidences market timing.

26	|	http://sa-funds.com

Frequent Trading – Market Timing

The Allocation Funds discourage frequent purchases and sales of the Funds’ shares. Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance and increase expenses for all shareholders, including long-term shareholders who do not generate these costs. The Allocation Funds are designed for long-term investors, and are not intended for market timing or excessive trading activities. Market timing activities include purchases and sales of Fund shares in response to short-term market fluctuations. Certain Funds may be more susceptible to the risks of short-term trading than other Funds. To the extent an Allocation Fund invests in Underlying SA Funds that invest a significant portion of their assets in foreign securities (e.g., SA International Value Fund and SA Emerging Markets Value Fund (each an “Underlying International Fund”)) or the securities of small- and mid-capitalization companies (e.g., SA U.S. Small Company Fund), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than an Allocation Fund that does not. The nature of the holdings of each Underlying International Fund may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the price of the Underlying International Fund’s holdings and the reflection of those changes in the Fund’s NAV (called “arbitrage market timing”). Such delays may occur because an Underlying International Fund has significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before the Fund calculate its NAV. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time an International Underlying SA Fund calculates its NAV. The SA U.S. Small Company Fund may be subject to arbitrage market timing because the Fund has significant holdings in small capitalization securities, which may have prices that do not accurately reflect the latest indications of value of these securities at the time the Fund calculates its NAV due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of an Allocation Fund’s shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a NAV that does not reflect appropriate prices for calculation of an Underlying SA Fund’s NAV.

The Board of Trustees has adopted procedures intended to discourage frequent purchases and redemptions of Allocation Fund shares. Pursuant to the Allocation Funds’ procedures, the Adviser monitors for market timers and has established criteria by which to identify potential market timers and to determine whether further action is warranted. The Allocation Funds may refuse purchase, redemption or exchange orders for any reason, without prior notice, particularly trading orders that the Funds believe are made on behalf of market timers. The Allocation Funds and their agents reserve the right to reject any purchase, redemption or exchange request by any investor, financial institution or retirement plan indefinitely if a Fund or the Adviser believes that any combination of trading activity in the accounts is potentially disruptive to the Fund. It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Allocation Fund(s). Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group, and such trades may be rejected in whole or in part by the affected Allocation Fund(s). The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the Allocation Funds, and, where appropriate, restricting access to a Fund(s) by a particular investor. The Allocation Funds may impose further restrictions on trading activities by market timers in the future. There can be no assurances that the Allocation Funds will be able to eliminate all market timing activities.

Additional Policies for Purchases, Redemptions and Exchanges

●	The Allocation Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (“SEC”).

●	In the interest of economy, the Allocation Funds do not issue share certificates.

●	Redemption proceeds are normally paid in cash; however, subject to the requirements of Rule 18f-1 under the Investment Company Act of 1940, as amended, the Allocation Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may incur transaction costs to dispose of these securities. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in this prospectus, and “Taxes – Taxation on Disposition of Shares” in the SAI.

●	For cash redemptions, the Allocation Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Allocation Fund may access a line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements), to meet redemption requests.

Call toll-free 1.844.366.0905	Prospectus	|	27

●	The Allocation Funds may suspend or postpone your right to redeem Fund shares on days when trading on the NYSE is restricted, during an emergency or as otherwise permitted by the SEC. In addition, the Allocation Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

●	The Allocation Funds may change its investment minimums or waive any minimums or requirements for certain investors.

●	The Allocation Funds may authorize certain investment providers to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. Other intermediaries may also be designated to accept such orders, if approved by the Funds. Authorized intermediaries are responsible for transmitting orders on a timely basis. The Allocation Funds will be deemed to have received an order when the order is accepted in proper form by the Allocation Funds’ transfer agent or other authorized intermediary, and the order will be priced at the Allocation Funds’ next-determined NAV.

Portfolio Holdings Disclosure

The Allocation Funds’ holdings disclosure policy is described in the SAI.

Important Notice Regarding Delivery of Shareholder Documents

When the Allocation Funds send shareholders certain legal documents, such as this Prospectus, they may employ a technique commonly known as “householding,” in which a single copy of the relevant document is sent to all shareholders at a common address. (The Allocation Funds will not household personal information documents, such as account statements.) The Adviser considers this method of providing shareholders important information to be more efficient and cost-effective than sending multiple copies of the same document to a single address. If you agree, you do not need to take any action; the Allocation Funds will continue householding your documents for as long as you are a shareholder. However, if at any time you would like to request that the Allocation Funds not employ householding on your account(s), you may do so by calling (844) 366-0905. The Allocation Funds will provide you with an individual copy of each document you request within 30 days of receiving your request.

Identity Verification Procedures Notice

The USA PATRIOT Act of 2001 and U.S. federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the Trust with information, such as your taxpayer identification number, that will assist the Trust in verifying your identity. Until such verification is made, the Trust will prohibit share purchases. In addition, the Trust may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Trust may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Pricing of Fund Shares

The NAV per share of each Allocation Fund is calculated after the close of the NYSE (normally, 4:00 p.m. ET) by dividing the total value of the investments and other assets of the Allocation Fund less any liabilities, by the total outstanding shares of the stock of the applicable Fund.

If the NYSE closes early, such as the day after Thanksgiving and Christmas Eve, the Allocation Funds accelerate calculation of NAV and corresponding transaction deadlines to that time. The NYSE is generally closed on all national holidays and Good Friday. Allocation Fund shares will not be priced on those days and other days on which the NYSE is closed. The price at which a purchase or sale of an Allocation Fund’s shares is effected is based on the next calculation of the NAV after the order is received in proper form by the Allocation Funds’ transfer agent, or other authorized intermediary.

28	|	http://sa-funds.com

The NAV of each Allocation Fund is calculated based on the NAVs of the Underlying SA Funds and the other investments in which it invests. Generally other portfolio securities and assets of the Allocation Funds, if any, as well as the portfolio securities and assets of the Underlying SA Funds are valued as follows:

■	Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued.

■	Domestic equity securities traded on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued.

■	Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued.

■	Bond and other fixed income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.

■	Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

■	Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ sub-administrator, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

■	Investments for which market quotations are not readily available, or for which available quotations do not appear to accurately reflect the current value of an investment: valued at fair value as determined in good faith by the Pricing Committee (or its designee) appointed by the Board of Trustees pursuant to procedures approved by the Board of Trustees. Fair value pricing is based on subjective judgments, and it is possible that such pricing may vary significantly from the price actually received on a sale. Any determinations of fair value made by the Pricing Committee are presented to the Board of Trustees for ratification at the next regularly scheduled meeting.

Trading in many foreign securities may be completed at times that vary from the closing of the NYSE. The Underlying SA Funds value foreign securities at the latest market price in the foreign market immediately prior to the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Underlying SA Funds and the Allocation Funds do not price their shares. Therefore, the NAV of an Allocation Fund that invests in Underlying SA Funds that invest heavily in foreign securities may change on days when shareholders will not be able to buy or redeem shares.

Occasionally, events that affect the value of portfolio securities may occur between the times at which they are determined and the closing of the NYSE. Such events may be company-specific, such as an earnings report, country- or region-specific, such as a war or natural disaster, or global in nature. If such events materially affect the value of portfolio securities, these securities may be fair valued as determined in good faith by the Pricing Committee. In these cases, an Underlying SA Fund’s NAV and, in turn, an Allocation Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of an Underlying SA Fund’s NAV and, in turn, an Allocation Funds’ NAV by short-term traders.

Call toll-free 1.844.366.0905	Prospectus	|	29

Distributions and Taxes

The Allocation Funds generally distribute to its shareholders substantially all of its net investment income and realized net gains on its investments. When the Fund earns dividends from stocks and/or interest from debt securities (or receives distributions of such amounts from an Underlying SA Fund) and distributes these earnings to its shareholders, the distribution is called a dividend distribution. The Fund or Underlying SA Fund realizes a capital gain when it sells securities for a higher price than it paid and has net capital gains (if any) for a taxable year when the gains it realizes on sales of securities during that taxable year exceed losses it realizes on sales of other securities during that taxable year; when these net gains recognized on capital assets held for more than one year are distributed to shareholders, it is called a capital gain distribution.

The Allocation Funds distribute dividends and net capital gains, if any, annually.

You will receive distributions from an Allocation Fund in additional shares of that Fund unless you elect to receive your distributions in cash. If you wish to receive distributions in cash, you may either indicate your request on your account application, or you or your financial representative may notify the Adviser by calling (844) 366-0905.

Your investment in an Allocation Fund will have tax consequences that you should consider. Some of the more common federal tax consequences applicable to U.S. resident taxpayers are described below, but you should consult your tax advisor about your own particular situation.

Taxes on Distributions

Unless you hold an Allocation Fund shares through an IRA or other tax-advantaged account, you will generally have to pay federal income tax on Fund distributions, regardless of whether you receive them in cash or reinvest them in additional Fund shares. Dividend distributions are taxable to an Allocation Fund’s shareholders even if they are paid from income and gains earned by an Allocation Fund prior to the shareholder’s investment and this were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of an Allocation Fund’s dividend distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable dividend distribution. Distributions that are derived from net capital gain (that is, the excess of net long-term capital gain, which is gain recognized on capital assets held for more than one year, over net short-term capital loss) generally will be taxed as long-term capital gains. Dividend distributions and distributions of the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net ordinary gains (including net gains from certain foreign currency transactions), if any, generally will be taxed to you as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long an Allocation Fund or Underlying SA Fund held the portfolio securities it sold; it does not depend on how long you held your Fund shares. The tax treatment of income, gains and losses attributable to foreign currency transactions as well as certain other financial transactions and instruments engaged in by the Underlying SA Funds could affect the amount, timing, and character of the Fund’s distributions.

A portion of the dividend distributions from the Allocation Funds may be eligible for the dividends-received deduction (“DRD”) for certain corporate shareholders and may constitute “qualified dividend income” (“QDI”) and thus be eligible for taxation for individuals and certain other non-corporate shareholders (each, an “individual shareholder”) at the lower rates for net capital gain – a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Your eligibility for the DRD or QDI taxation will, however, depend on your satisfying a holding period and certain other requirements.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions an Allocation Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over certain threshold amounts. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.

30	|	http://sa-funds.com

You are required to report all an Allocation Fund’s distributions on your federal income tax return. Each year the Trust or your custodian will send you information detailing the amount of dividends (including distributions of net short-term capital gain), the part thereof that is QDI and the amount of net capital gain distributed to you for the previous year.

The Allocation Fund’s investments in Underlying SA Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

Taxes on Redemptions

If you redeem your shares of an Allocation Fund, your taxable gain or loss will be computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a redemption). Because your tax basis typically depends on the original purchase price of your Allocation Fund shares and the price at which any distributions may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a redemption or exchange will result in a taxable gain or loss. In addition, the Trust or your custodian is generally required to furnish to you, and report to the Internal Revenue Service, cost basis information and holding period for any shares that you redeem.

Foreign Withholding Taxes

An Underlying SA Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Underlying SA Fund’s total return on those securities would be decreased. Although in some cases the Underlying SA Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain. Each Underlying SA Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Underlying SA’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, the Underlying SA Fund may elect to pass through to the Allocation Fund the foreign taxes paid by such Underlying SA Fund. If at least 50% of the value of the Allocation Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying SA Funds that are regulated investment companies, the Allocation Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow the shareholder, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

Backup Withholding

By law, an Allocation Fund must withhold and remit to the U.S. Treasury 28% of distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual or certain other non-corporate taxpayer and you have not provided a complete, correct taxpayer identification number to the Trust, and 28% of distributions if you are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Non-U.S. Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Allocation Fund, as discussed in more detail in the SAI.

Financial Highlights

Financial highlights for the Allocation Funds are not available because the Funds have not yet commenced operations, and therefore have not had a full fiscal year of performance to report.

Call toll-free 1.844.366.0905	Prospectus	|	31

SA Funds – Investment Trust

Privacy Policy

We greatly value our clients’ privacy*. You have entrusted us with both your financial assets and your private financial information, and we will work diligently to maintain that trust. We want you to know that:

●	We do not sell your personal information to anyone.

●	We will not disclose your personal information, except in accordance with this Privacy Policy.

●	This Privacy Policy applies to all our prospective, current and former clients.

Statement of Privacy Policy

It shall be our policy to protect the confidentiality of your personal information. Personal information shall be disclosed only for the purposes of establishing or administering your accounts, or as listed below.

Procedures

1. Identification of our Clients

Pursuant to our Privacy Policy, we protect the personal information of individuals who obtain or have obtained financial products or services from us, as well as anyone who has a continuing relationship with us for the provision of financial products or services for personal use (“clients”).

2. Identification of Non-Public Personal Information

We collect your personal information from your advisory and custodian account applications, investment policy questionnaires and statements; account transactions and historical information; correspondence we may have with your or your advisors; and from your personal advisors, including your attorneys, accountants and tax advisors. Information that is not considered “your personal information” includes information about you available to the general public or by law (such as prospectuses and shareholder reports). Information deemed to be your personal information shall continue to be treated as non-public personal information under this Privacy Policy unless we reasonably believe it to be publicly available through no fault of ours or our employees.

3. Sharing Your Personal Information

In order to establish and administer accounts and to provide financial products or services to clients, we share your personal information with certain affiliated- and non-affiliated third parties. We may also share non-public personal information, under certain circumstances, with our employees or affiliates and third parties as necessary:

■	To establish and administer your accounts;
■	To process transactions for you;
■	To maintain and service your accounts;
■	To fulfill legal or regulatory obligations; and
■	Otherwise as required or permitted by law.

We will not share non-public personal information with affiliates or third parties for marketing purposes.

____________________

* Our prospective, current and former clients are collectively referred to as “you” and “your”, and the financial information covered by this Privacy Policy is referred to as “your personal information.” SA Funds – Investment Trust and BAM Advisor Services, LLC, its administrator and investment advisor, are collectively referred to as “we” “our” or “us.”

This Privacy Policy is not part of the Prospectus.

32	|	http://sa-funds.com

4. Protection of Your Personal Information

We have implemented and will enforce physical, electronic and procedural safeguards in order to protect the confidentiality of your non-public personal information. Such safeguards shall include maintaining your files in a single physical or electronic area restricted from public access; requiring password protection for your personal information made available by us on the Internet; and providing training to employees regarding the proper use and protection of non-public personal information.

Prior to disclosure of your non-public personal information to any non-affiliated third party or consultant, the recipient of such information will be required to sign an agreement prohibiting use of the non-public personal information for any purpose other than that for which it is disclosed, and further prohibiting the recipient from disclosing it to any other parties. Affiliates with whom your personal information is shared must have policies and procedures in place similar to this Privacy Policy or sign agreements prohibiting them from using the non-public personal for any purpose other than as necessary, and further prohibiting them from disclosing non-public personal information they have received from us to other parties.

Access to non-public personal information by employees, contractors and consultants shall be limited to those persons whose job responsibilities require access to the information.

5. Privacy Notices

We shall provide this Privacy Policy to you upon establishing a relationship with us. We shall also provide a Privacy Notice to you annually and whenever there are material changes to this Privacy Policy. The Privacy Notice is included with the Prospectus of the SA Funds – Investment Trust which is sent or made available to you annually if you own shares of the Trust.

6. Opportunities to Opt Out

Applicable laws and regulations do not require that we provide clients the opportunity to opt out of any disclosure of non-public personal information, as stated in this Privacy Policy, to those persons whose job responsibilities require access to the information. In the event that we wish to disclose non-public personal information in a way that applicable laws would require an opportunity to opt out, we shall provide an amended Privacy Notice to you with the required opt-out provision before your non-public personal information is disclosed, and you will receive a reasonable opportunity to opt out of such disclosure.

This Privacy Policy is not part of the Prospectus.

Call toll-free 1.844.366.0905	Prospectus	|	33

See Back Cover For More Information

More information about the Allocation Funds is available free upon request.

The SAI provides more details about the Allocation Funds, their policies and the Funds’ Trustees. A current SAI is on file with the U.S. Securities and Exchange Commission (SEC) and is incorporated by reference in, and therefore is legally a part of, this Prospectus.

To make inquiries to the Allocation Funds by telephone or by mail or to obtain copies of the Prospectus, SAI and other information without charge:

By telephone
Call 1-844-366-0905

By mail
Write to:
SA Funds – Investment Trust
c/o BAM Advisor Services, LLC
10 Almaden Blvd.
15th Floor
San Jose, CA 95113

On the Internet
You may find more information about the Allocation Funds and obtain copies of the Allocation Funds’ Prospectus, SAI, and other information on the Internet at http://www.sa-funds.com. Text-only versions of the Funds’ documents can be viewed online or downloaded from the SEC’s website at: http://www.sec.gov.

You can also obtain copies of the Allocation Funds’ documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may also obtain information, after paying a duplicating fee, by electronic request at: publicinfo@sec.gov.

SA Funds–Investment Trust
SEC file number: 811-09195

SA FUNDS – Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2019

	Investor Class Shares	Select Class Shares
Fund	Ticker Symbol	Ticker Symbol
SA U.S. Fixed Income Fund	SAUFX	SAULX
SA Global Fixed Income Fund	SAXIX	SAFLX
SA U.S. Core Market Fund	SAMKX	SAALX
SA U.S. Value Fund	SABTX	SAVLX
SA U.S. Small Company Fund	SAUMX	SASLX
SA International Value Fund	SAHMX	SATLX
SA International Small Company Fund	SAISX	SACLX
SA Emerging Markets Value Fund	SAEMX	SAELX
SA Real Estate Securities Fund	SAREX	SARLX

Fund	Ticker Symbol
SA Worldwide Moderate Growth Fund	SAWMX

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the 10 no-load mutual funds listed above (each a “Fund” and together, the “Funds”), which are series of SA Funds - Investment Trust (the “Trust”). This SAI is not a prospectus and should be read only in conjunction with the SA Worldwide Moderate Growth Fund’s prospectus dated October 28, 2019 and the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund’s Investor Class prospectus dated October 28, 2019, and the Select Class prospectus dated October 28, 2019 (each, a “Prospectus” and together, the “Prospectuses”). The financial statements and financial highlights for the fiscal year ended June 30, 2019, including the independent registered public accounting firm’s report thereon, are included in the Trust’s Annual Report and are incorporated herein by reference. Copies of the Prospectuses, Annual Report or Semi-Annual Report may be obtained by calling (844) 366-0905.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectuses do not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

ii

HISTORY AND GENERAL INFORMATION

The Trust, a Delaware statutory trust, was organized on June 16, 1998.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios of shares of beneficial interest and different classes of shares. The Trust currently offers Investor Class shares and Select Class shares of beneficial interest, of the following ten separate portfolios (each, a “Fund” and collectively, the “Funds”) with the exception of SA Worldwide Moderate Growth Fund, which currently only offers a single share class. The Trust may create additional series and classes from time to time.

SA Worldwide Moderate Growth Fund
(an “Allocation Fund”)

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund
(each, an “SA Fund” and collectively, the “SA Funds”)

BAM Advisor Services, LLC (the “Adviser”) serves as the investment adviser to the Funds, and provides administrative and certain other services to each of the Funds.

Dimensional Fund Advisors LP, a Delaware limited partnership (“Dimensional”), serves as the sub-adviser (the “Sub-Adviser”) to each of the Funds except the Allocation Fund.

Foreside Financial Services, LLC (the “Distributor”) is the distributor of shares of the Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The Allocation Fund operates under a “fund of funds” structure, under which the Fund employs different asset allocation strategies by purchasing shares of the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund in different proportions in accordance with the Allocation Fund’s investment objective and strategies set forth in its Prospectus. Purchases by the Allocation Fund of SA Funds receive Select Class shares.

Each of the SA Funds is diversified under the federal securities laws and regulations. Although the Allocation Fund is not diversified, it invests mainly in the SA Funds (except the SA International Small Company Fund).

In general, the investment strategies, investments and risks described below directly apply to the SA Funds. They indirectly apply to the Allocation Fund through its investments in the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund and may apply directly in the event the Allocation Fund engages in such investment strategies or makes such investments directly. Throughout this “Investment Strategies and Risks” section, references to the Adviser refer to the Adviser as adviser to the Allocation Fund and references to the Sub-Adviser refer to the Sub-Adviser as sub-adviser to the SA Funds.

1

Each Fund’s investment objective (goal) is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders. There can be no assurance that a Fund will achieve its investment objective (goal).

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. This borrowing may be unsecured. The Funds do not borrow for investment purposes. The 1940 Act requires the Funds to maintain continuous asset coverage of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or significant financial loss. They may also cause a Fund to violate applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Adviser and its affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since the Adviser does not control the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), or those of the issuers of securities in which the Funds invest. There is also a risk that cybersecurity breaches may not be detected.

Depositary Receipts. Each Fund (other than SA U.S. Fixed Income Fund and SA Global Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The SA International Value Fund, the Underlying DFA Funds (as defined below), SA Emerging Markets Value Fund and the Allocation Fund may also purchase International Depositary Receipts (“IDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other types of depositary receipts or multi-listed securities. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted, including currency risk and risks of foreign investing.

2

Exchange-Traded Funds. Each Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company registered as an open-end management company, unit investment trust or other pooled investment vehicle that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index. The risk of not correlating to the index is an additional risk to the investors of ETFs. The share price of an ETF may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an ETF may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. When a Fund invests in an ETF, shareholders of the Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, as discussed under “Investment Company Securities” below. However, many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs.

Foreign Currency Transactions. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A foreign currency forward contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

Each Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. In addition, a Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The S.A. Global Fixed Income Fund may also enter into foreign currency forward contracts to hedge against fluctuations in currency exchange rates. This Fund may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser and Sub-Adviser each believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with its investment objective and program. No Fund will enter into a forward contract, or maintain exposure to any such contract, if the amount of the foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a forward contract, a Fund may net offsetting positions.

At the maturity of a forward contract used for hedging purposes, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

3

If a Fund enters into a forward contract transaction, the Fund will realize a gain or a loss (as described below) to the extent that there has been movement in foreign exchange prices since the time the contract was entered into. Should a foreign currency depreciate during the period between a Fund’s entering into a forward contract for the sale of the foreign currency, the Fund will realize a gain. Should a foreign currency appreciate during that period, the Fund will suffer a loss.

A Fund’s dealing in forward contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward contracts for different purposes and under different circumstances. Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Not all of the notional amount of currency exposure may be hedged at any given time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The federal tax treatment of a Fund’s investments in forward contracts is discussed in the section entitled “Taxes – Taxation of other Fund Investments – Hedging Transactions.”

Foreign Securities. The SA Global Fixed Income Fund, SA International Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund and the Allocation Fund may invest directly or indirectly in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

The Adviser and Sub-Adviser each endeavor to buy and sell foreign currencies on as favorable a basis as practicable; however, price spreads on currency exchange will be incurred each time currencies are sold or bought including when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would withhold portions of interest and dividends at the source or prevent a Fund from transferring cash out of the country. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

4

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to its shareholders by a Fund. The exchange rate between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell futures contracts and options on futures contracts to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions or purchase or sell futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices. The Funds, however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits. Pursuant to published positions of the SEC, the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulations, enter into offsetting positions), in an account maintained with the Funds’ custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the option writer’s futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

5

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts. The risks described above for futures contracts are substantially similar to the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Liquidity Risk Management. Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the relevant Fund may increase such Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the relevant Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the relevant Fund without significant dilution of remaining investors’ interests in such Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other matters, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of a Fund’s investments in accordance with the Liquidity Program.

Investment Company Securities. Each Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies, ETFs or unit investment trusts. Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund and any companies it controls (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested in the aggregate more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Each Fund (other than SA International Small Company Fund and the Allocation Fund) currently intends to limit its investments in securities issued by other investment companies (excluding money market funds) within these statutory limitations. The SA International Small Company Fund and the Allocation Fund invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow each of them to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the acquiring investment company level may be reduced by the operating expenses and fees of the acquired investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, may trade on a stock exchange or over the counter at a premium or a discount to their NAV per share. Such a premium or discount may impact the performance of the Fund’s investment. Further, the securities of closed-end funds may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

6

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or such other collateral as may be agreed to in writing by the Funds and the securities lending agent from time to time. Depending on the type of securities loaned, a Fund will receive initial collateral valued at 100%, 102% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to deliver additional collateral if the market value of the collateral is less than a specified minimum percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any interest, dividends or other distributions received on loaned securities. The Fund retains a portion of the interest received on the investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund may pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to recall a loan at any time. The Fund does not have the right to vote securities while they are on loan, but the Fund may, in its discretion, recall a loan in anticipation of voting those proxies that the Fund has determined are material to its interests.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees (the “Board” or the “Trustees”) has appointed State Street Bank and Trust Company as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list.

Money Market Instruments. Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser or Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

7

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser or Sub-Adviser deems the investment to involve minimal credit risk.

Mortgage-Backed Securities. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may each invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as Government National Mortgage Association (“Ginnie Mae”)) or may be issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), as described in greater detail below). There can be no assurance that the U.S. government will provide financial support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities may also be issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private mortgage-backed securities may be backed by U.S. government agency-supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities may have either fixed or adjustable interest rates. Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing a Fund to have to reinvest in securities with a lower yield, which in turn results in a decline to the Fund’s income. Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to the Fund’s income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Tax or regulatory changes may also adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

8

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since 2010, the U.S. Treasury has provided such support, however, no assurance can be given that the U.S. government will continue to provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Accordingly, no assurance can be given that the GSEs will continue to be successful in meeting their obligations with respect to the debt and MBS they issue.

Non-Domestic Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may each invest in non-domestic bank obligations. The SA Global Fixed Income Fund may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; and Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Eurodollar and Yankee dollar obligations may also be subject to certain sovereign risks, including the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; changes in the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

9

Real Estate Investments. The SA Real Estate Securities Fund and the Allocation Fund may invest in securities issued by real estate companies. In addition to the risks associated with investing in equity securities, investments in real estate companies are also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential MBS, and real estate financings. Those instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the issuer’s management skill and creditworthiness. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent on management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, that Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). Repurchase agreements generally are for a short period of time, usually less than a week. The Adviser or Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

10

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by a Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Certain repurchase agreements that a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court. Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund will maintain cash, U.S. government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Supranational Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities. U.S. government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market conditions, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments remain near historical lows.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, or by instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Sallie Mae (also known as SLM Corp. and, formerly, the Student Loan Marketing Association), the Federal Home Loan Banks and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. government agency securities include U.S. government agency MBS (see “Mortgage-Backed Securities” above). The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

11

Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments, which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. Debt instruments may also be structured to have variable or floating interest rates. The interest rate on variable and floating rate instruments ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. To the extent applicable, variable and floating rate obligations purchased by a Fund may have stated maturities in excess of its maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice. This demand feature is not required if the instrument is guaranteed by the U.S. government or an agency or instrumentality thereof. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if an instrument is subject to a demand feature, will continuously monitor the financial ability of the issuer or guarantor of such instrument to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund, absent a reliable trading market, will be subject to the Fund’s limitation on illiquid investments if the Fund may not demand payment of the principal amount within seven days.

Warrants and Rights. Each Fund may purchase warrants or rights and also may acquire warrants or rights as a result of corporate actions involving holdings of other securities. Warrants and rights are privileges issued by corporations enabling the holders to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (usually one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

12

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain debt obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”), Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (each an “NRSRO”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

Except as otherwise provided in the Prospectuses and this SAI, the Funds will only invest in fixed income securities rated at least “investment grade” at the time of purchase by at least one NRSRO. Investment grade debt securities are securities of medium to high quality that are rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or within one of the four highest ratings classes of another NRSRO or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. A complete list of ratings of corporate bonds and commercial paper by S&P, Moody’s and Fitch is attached hereto as Appendix B.

Commodity Pool Operator Exemption. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, as of the date of this SAI, the Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. Neither the Adviser nor the Sub-Adviser is deemed to be a “commodity pool operator” with respect to its service to the Funds.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the EU in June 2016 (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended, and it is possible that the negotiation period may be further extended. However, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom. If the United Kingdom exits the EU without reaching an agreement with the EU on the terms of its exit, the impact of Brexit may be heightened. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

13

Government Intervention in Financial Markets. Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of certain securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The value of each Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. In addition, it is not certain whether the U.S. government or any other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

TAX MANAGEMENT STRATEGIES OF SA U.S. VALUE FUND, SA U.S. SMALL COMPANY FUND, SA INTERNATIONAL VALUE FUND, SA EMERGING MARKETS VALUE FUND AND SA U.S. CORE MARKET FUND

The Sub-Adviser may attempt to minimize the impact of federal income tax on the shareholders of SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Market Value Fund, and SA U.S. Core Market Fund by managing these Funds’ portfolios in a manner that may defer the realization of net capital gains and minimize ordinary income where possible.

When selling the shares of a particular issuer on behalf of one of these Funds, the Sub-Adviser may select the shares with the highest tax basis to reduce the amount of realized capital gains. In certain cases, the highest basis shares may produce a short-term capital gain. Because a Fund’s net short-term capital gains are taxed as ordinary income (which is taxed at higher rates than its net long-term capital gains) when distributed to its individual shareholders, the highest basis shares with a long-term holding period for tax purposes (more than one year) may be disposed of instead. The Sub-Adviser may also seek not to dispose of a security on behalf of any of these Funds until the long-term holding period has been satisfied. Additionally, the Sub-Adviser may, when consistent with all other tax management policies for a particular Fund, sell securities to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gain distributions. However, realization of capital gains is not entirely within the Sub-Adviser’s control. Capital gain distributions may vary considerably from year to year.

The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. These Funds may not be eligible to flow through “qualified dividend income” (“QDI”) to their individual shareholders or for the dividends-received deduction to their corporate shareholders with respect to certain dividends they receive if, because of timing activities, the requisite holding period for that income or deduction is not met. See “Taxes – Taxation of Fund Distributions.”

These Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock of a company that meets applicable market capitalization criteria in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criteria to realize a capital loss. Additionally, while these Funds are managed so that securities will generally be held for longer than one year, they may dispose of any securities whenever the Sub-Adviser determines that such disposition would be in the best interests of their shareholders.

Although the Sub-Adviser may manage each of these Funds to attempt to reduce the realization of capital gains and taxable dividend distributions (especially non-QDI distributions) during a particular taxable year, these Funds may nonetheless distribute taxable net gains and investment income to their shareholders from time to time. Furthermore, shareholders will be required to pay taxes on capital gains realized, if any, upon redemption of shares of any of these Funds.

14

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the fundamental investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.	No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States government or its agencies or instrumentalities are not considered to represent industries); except that (a) SA U.S. Fixed Income Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies in the circumstances described in the Prospectus under “Principal Investment Strategies;” and (b) SA Real Estate Securities Fund shall invest more than 25% of its total assets in securities of companies in the real estate industry.

2.	No SA Fund may, with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or its agencies or instrumentalities.

3.	No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except that a Fund may borrow (i) amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (ii) additional amounts for temporary or emergency purposes not exceeding 5% of its total assets.

4.	No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

5.	No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided that the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly-distributed debt obligations.

6.	No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

7.	No Fund (except SA Real Estate Securities Fund) may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

8.	No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

9.	No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of foreign currency forward exchange, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Funds’ Prospectuses.

15

Non-Fundamental Limitations. Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that a Fund may not:

1.	Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities, which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

2.	Make investments for the purpose of exercising control or management; or

3.	Invest in other investment companies, except as permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.

Below are additional non-fundamental policies adopted by the Funds:

The SA U.S. Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in U.S. issued fixed income securities.

The SA Global Fixed Income Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in fixed income securities.

The SA U.S. Core Market Fund and SA U.S. Value Fund must under normal circumstances invest at least 80% of their respective net assets (taken at market value at the time of purchase) in U.S. securities.

The SA U.S. Small Company Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of U.S. small cap companies.

The SA International Small Company Fund must under normal circumstances invest, through its investments in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), and indirectly, each investment company series in which the DFA Portfolio invests (each, an “Underlying DFA Fund”), at least 80% of its net assets (taken at market value at the time of purchase) in securities of small companies.

The SA Emerging Markets Value Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in emerging markets investments that are defined in the Prospectus as Approved Market Securities.

The SA Real Estate Securities Fund must under normal circumstances invest at least 80% of its net assets (taken at market value at the time of purchase) in the securities of companies in the real estate industry.

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

POLICIES ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Trust’s Board of Trustees have adopted a Policy on Disclosure of Portfolio Holdings (the “Disclosure Policy”), which is intended to protect the confidentiality of the Funds’ portfolio holdings information and to prevent the selective disclosure and misuse of such information. Divulging non-public portfolio holdings information to third parties is permissible only when a Fund has a legitimate business purpose for doing so and only if the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

16

General Rule

No information concerning the portfolio holdings of any Fund may be disclosed to any third party except as provided below.

Individuals Empowered to Authorize Disclosure

The Trust’s Chief Compliance Officer may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds as further provided below.

The Adviser is responsible for administering the release of the Funds’ portfolio holdings information. Until particular portfolio holdings information has been made publicly available, and except as otherwise permitted by the Disclosure Policy, no such information may be provided to any party without the written approval of the Trust’s Chief Compliance Officer, which approval is subject to the conditions described below. It is prohibited for the Trust, the Adviser, the Adviser’s affiliates or any other person to receive compensation in connection with their disclosure of the Funds’ portfolio holdings information.

Disclosure to Service Providers

Any and all current non-public portfolio information as frequently as daily as part of the legitimate business activities of the Funds may be disclosed to the Trust’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Adviser and the Sub-Adviser, distributor, custodian, fund accountants, administrator, sub-administrator, securities lending agent, transfer agent, independent public accountants, proxy voting firm, financial printer and counsel to the Trust and the non-interested Trustees of the Board. The Board of Trustees has determined that disclosure of portfolio holdings information to such service providers fulfills a legitimate business purpose and is in the best interest of the Funds’ shareholders. The Trust’s Chief Compliance Officer may determine to add authorized recipients only if he or she first determines that the standards under the Disclosure Policy have been met prior to such disclosure. The Adviser will monitor a recipient’s use of non-public portfolio holdings information and, when appropriate, use its best efforts to enforce any agreements or law relating to the use of such information.

Publicly Available Information

Each Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as the requirement to file periodic portfolio disclosure with the SEC. A Fund’s portfolio holdings information is publicly available at the time such information is filed with the SEC.

The Adviser may publicly disclose all month-end portfolio holdings of all Funds after a 30-day delay. For example, the December 31st portfolio holdings may be publicly disclosed on January 30th. Any period of delay that ends on a weekend or other non-business day may be extended to the next following business day (but may not be accelerated to an earlier day). It is the responsibility of the Adviser to monitor regulatory guidance to ensure it uses permissible means to publicly disclose the Funds’ portfolio holdings information.

The Adviser may provide portfolio holdings information to rating agencies such as Broadridge Financial Solutions, and the independent financial advisors that utilize the Adviser’s services, through a password-protected website. These arrangements to provide information to the rating agencies and financial representatives must be in accordance with the minimum 30-day disclosure delay.

Analytical Information

The Adviser may distribute the following information concerning each Fund’s month-end portfolio holdings prior to the 30-day delay period for disclosure of portfolio holdings; provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Funds’ website or otherwise (but not earlier than the 15 calendar day restriction).

●	Top Ten Holdings. Top ten holdings and the percentage of the Fund’s total net assets that such aggregate holdings represent.

●	Sector Holdings. Sector information and the percentage of the Fund’s total net assets held in each sector.

●	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

17

Press Interviews, Broker Discussions, etc.

Officers or employees of the Adviser or the Trust may disclose or confirm portfolio holdings information, including the ownership of any individual portfolio holding position to the media, brokers, shareholders, consultants or other interested persons only if such information previously has been made publicly available in accordance with the Disclosure Policy.

Confidential Dissemination of Portfolio Holdings

There are individuals and entities that may request information regarding the Funds’ portfolio holdings earlier than the information becomes publicly available. The Trust’s Chief Compliance Officer may, on a case-by-case basis, determine to permit such non-public disclosure of portfolio holdings information before the expiration of the applicable disclosure delay periods identified above; provided that (a) there is a legitimate business purpose for such disclosure and (b) the party receiving such information is subject to a duty to treat such information confidentially and a duty not to trade on such information. In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, the Trust’s Chief Compliance Officer should consider whether the disclosure is in the best interests of Fund shareholders and whether any conflicts of interest exist. The recipient must sign a written confidentiality agreement, or the Adviser must provide a written notice to the recipient, providing that the non-public portfolio holdings information (a) must be kept confidential, (b) may not be used to trade such portfolio holdings or to purchase or redeem shares of the Fund and (c) may not be disseminated or used for any purpose other than that referenced in the written agreement or notice.

Additional Restrictions

Notwithstanding anything herein to the contrary, the Trust’s Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio holdings information beyond the restrictions found in the Disclosure Policy.

Waivers of Restrictions

The Disclosure Policy may not be waived, and no exceptions to the Disclosure Policy may be made, without the consent of the Trust’s Chief Compliance Officer. Any such consents to waivers or exceptions shall be documented.

Conflicts of Interest

The Trust’s Chief Compliance Officer and the Adviser will monitor and review any potential conflicts of interest between the Funds’ shareholders and affiliated persons of the Trust or the Adviser, including any of the Funds’ service providers, that may arise from the potential release of the Funds’ non-public portfolio holdings information. Such potential conflicts of interest will be addressed by the Trust’s Chief Compliance Officer based on the best interests of the Funds’ shareholders.

Board of Trustees Review

The Board of Trustees oversees the implementation of the Disclosure Policy and shall receive reports from the Trust’s Chief Compliance Officer relating to (1) the addition of any new service provider or other third party as an authorized recipient of a Fund’s non-public portfolio holdings, (2) any material violations of the Disclosure Policy (3) any waivers of or exceptions to the Disclosure Policy, and (4) any potential conflicts of interest and the resolution of such matters.

Disclosures Required by Law

Nothing contained in the Disclosure Policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F), respond to requests from regulators and comply with any valid subpoena.

18

MANAGEMENT OF THE TRUST

BOARD OF THE TRUST

Board Composition and Leadership Structure. The Board is responsible for managing the business and affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2019, the Board held five meetings, and each Board member attended 100% of such meetings and of meetings of the committees on which he served during the periods that he served.

The Board has three members, none of whom are “interested persons” of the Adviser, including its affiliates, the Sub-Adviser or the Trust (the “Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Bryan W. Brown to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board's Oversight Role in Management. The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board's oversight role does not make the Board a guarantor of the Funds' investments or activities.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

19

			Number of
Name,	Position(s) Held		Portfolios in	Other
Address (1)	with Trust and		Fund Complex	Trusteeships/
and	Length of Time	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	Served (2)	During Past 5 Years	Trustee	Held
Trustees:
Bryan W. Brown Year of Birth: 1945	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (2003-2014); Chief Financial Officer, ONTHERIX, INC. (a pharmaceutical development company) (2008-2014).	10	Director/Officer, Kilohana Martial Arts Association (since June 2018).

Charles M. Roame Year of Birth: 1965	Trustee (since June 2012)	Managing Partner, Tiburon Strategic Advisors &Tiburon Partners Fund (investor in and advisor to FinTech and financial services companies) (since April 1998).	10	Director, Envestnet, Inc. (provider of technology & investment management solutions) (since August 2011). Director, Edelman Financial Engines (provider of financial planning & investment advisory services) (since January 2014); Director, FacetWealth (provider of financial planning services) (since February 2018).

Harold M. Shefrin Year of Birth: 1948	Trustee (since April 1999)	Faculty member, Santa Clara University (since 1978).	10	Trustee, Litman Gregory Funds Trust (5 portfolios) (since February 2005).
____________________

(1)	The address of each Trustee is: BAM Advisor Services, LLC, 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Information about each Board member below describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses, which the Board believes has prepared them to be effective Board members.

20

●	Bryan W. Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.

●	Charles M. Roame – Mr. Roame has worked as a strategic consultant to financial service companies for approximately 20 years. He also serves on the Board of Directors of Edelman Financial Engines, Envestnet, Inc., and FacetWealth, and has served on the boards of other financial services companies.

●	Harold M. Shefrin – Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund complex.

ADDITIONAL INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes and its internal control over financial reporting; oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2019.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2019.

COMPENSATION TABLE

For their services as Trustees, each Independent Trustee receives a $100,800 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board receives an additional $10,080 per year in compensation from the Trust. Prior to January 1, 2019, each Independent Trustee received a $96,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings, and the Chairman of the Board received an additional $9,600 per year in compensation from the Trust. Trustees who are “interested persons” of the Trust (of which there currently are none) and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers. The following table summarizes the compensation paid by the Trust to each Independent Trustee in the fiscal year ended June 30, 2019.

			Aggregate
	Compensation from	Pension or Retirement	Compensation from
Name of Trustee	the Trust	Benefits	the Fund Complex (1)
Bryan W. Brown	$108,240	None	$108,240
Harold M. Shefrin	$98,400	None	$98,400
Charles M. Roame	$98,400	None	$98,400
____________________

(1)	At June 30, 2019, the Fund Complex consisted of the ten SA Funds.

21

TRUSTEE OWNERSHIP OF FUND SHARES

As of September 30, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

The tables below show the dollar range of shares of each SA Fund as well as the dollar range of shares of all of these Funds beneficially owned by each Trustee as of December 31, 2018.

22

Dollar Range of Equity Securities in the SA Funds

Name of	SA U.S. Fixed	SA Global Fixed	SA U.S. Core	SA U.S.	SA U.S. Small
Trustee	Income Fund	Income Fund	Market Fund	Value Fund	Company Fund
Bryan W. Brown	None	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000
Harold M. Shefrin	Over $100,000	Over $100,000	Over $100,000	Over $100,00	$50,001 - $100,000
Charles M. Roame	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	Over $100,000	Over $100,000

		SA International	SA Emerging	SA Real Estate	SA Worldwide
Name of	SA International	Small Company	Markets Value	Securities	Moderate
Trustee	Value Fund	Fund	Fund	Fund	Growth Fund
Bryan W. Brown	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
Harold M. Shefrin	Over $100,000	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	None
Charles M. Roame	$50,001 - $100,000	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000

Aggregate Dollar Range of Equity Securities in the Trust
and All Registered Investment Companies in the Family of
Name of Trustee	Investment Companies Overseen by the Trustees
Bryan W. Brown	Over $100,000
Harold M. Shefrin	Over $100,000
Charles M. Roame	Over $100,000

As of December 31, 2018, no Trustee or any of their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, the Sub-Adviser or the Distributor or any person controlling, controlled by or under common control with such persons. Mr. Roame is a director of Envestnet, Inc., which provides back-office technology platform services to the Adviser. Mr. Roame is also the managing partner of Tiburon Strategic Advisors (“Tiburon”). The Adviser has purchased off-the-shelf research reports from and attended conferences sponsored by Tiburon. The aggregate fees paid by the Adviser to Tiburon during the two most recently completed calendar years did not exceed $120,000.

OFFICERS OF THE TRUST

Name,	Position(s) Held
Address (1)	with Trust and
and	Length of Time
Year of Birth	Served (2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	Chairman, Advisor Services, BAM Advisor Services, LLC (since November 2018); President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (2009 – 2018); President and Chief Executive Officer, Loring Ward Holdings, Inc. (2008 – 2018); President and Chief Executive Officer, Loring Ward Group Inc. (2009 – 2016); President and Chief Executive Officer, The Wealth Management Alliance LLC (2013 – November 2018).

23

Name,	Position(s) Held
Address (1)	with Trust and
and	Length of Time
Year of Birth	Served (2)	Principal Occupation(s) During Past 5 Years
Michael Clinton Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).	President, Advisor Services, BAM Advisor Services, LLC; (since November 2018); Chief Financial Officer and Treasurer, LWI Financial Inc. and Loring Ward Securities Inc. (2009 – 2018); Chief Financial Officer and Treasurer, Loring Ward Holdings, Inc. (2009 – 2018); Chief Financial Officer and Treasurer, Chief Operating Officer, Loring Ward Group Inc. (2009 – 2016); Chief Operating Officer, Loring Ward Holdings, Inc. (2009 – 2016); Chief Financial Officer and Treasurer, The Wealth Management Alliance LLC (2013 – November 2018).

Salvatore Papa Year of Birth: 1977	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since January 2019).	General Counsel and Chief Compliance Officer for Buckingham Asset Management, LLC and BAM Advisor Services, LLC (since 2015); Partner and Director for Ascendant Compliance Management, Inc. (2007 – 2015).

Marcy Tsagarakis Year of Birth: 1971	Secretary (since June 2006).	Vice President, Fund Administration, BAM Advisor Services, LLC; (since November 2018); Vice President, Fund Administration, LWI Financial Inc. (2005 - 2018).

(1)	The address of each officer is: BAM Advisor Services, LLC, 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.

(2)	The Trust’s officers are appointed annually by the Board.

CODES OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics, filed as an exhibit to the registration statement, of which this SAI is a part, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

Allocation Fund

As owners of certain of the SA Funds, the Allocation Fund, the Adviser, or the Trust (on behalf of the Allocation Fund) will vote proxies in the same proportion as the vote of all other holders of such SA Funds.

SA Funds

The Trust has adopted proxy voting policies and procedures that delegate to the Sub-Adviser (Dimensional) the authority to vote proxies for the SA Funds, subject to the oversight of the Trustees. A copy is provided in Appendix A to this SAI.

24

The Sub-Adviser has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (the “Voting Guidelines”) for voting proxies on behalf of its clients. A concise summary of the Voting Guidelines is provided in Appendix B to this SAI.

The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Committee”) composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies and third-party proxy service providers, (ii) make determinations as to how to vote certain specific proxies, (iii) verify ongoing compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

Dimensional seeks to vote (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of its clients as understood by Dimensional at the time of the vote, and which seeks to maximize the value of its clients’ investments. Generally, Dimensional analyzes proxy statements on behalf of its clients and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines proxies voted should not result from conflicts of interest. However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients and the interests of Dimensional or its affiliates. If a Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a third-party proxy service provider), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the client. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a client in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the client, as applicable.

Dimensional will usually instruct voting of proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making; however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional may consider the spirit of the Guidelines and instruct votes on such issues in a manner that Dimensional believes would be in the best interests of the client.

In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities for voting. Dimensional does intend to recall securities on loan if based upon information in Dimensional’s possession, it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs and other requirements or restrictions. Dimensional does not intend to vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s determination and procedures. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest and that the expected benefits of voting the proxies exceed the costs, Dimensional will make reasonable efforts to vote such proxies.

25

Dimensional may take social or environmental concerns into account when voting proxies for portfolios and accounts that do not have social or sustainability screens, such as the Funds, if Dimensional believes that a social or environmental issue may have material economic ramifications for Dimensional’s clients, as further described in the Voting Guidelines.

Dimensional has retained certain third-party proxy voting service providers (“Proxy Service Firms”) to provide certain services with respect to proxy voting. Proxy Service Firms will provide information on shareholder meeting dates and proxy materials; translate proxy materials printed in a foreign language; provide research on proxy proposals; operationally process votes in accordance with the Voting Guidelines on behalf of Dimensional’s clients; and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Dimensional retains third party service providers for proxy issues, Dimensional remains ultimately responsible for proxy voting decisions. Dimensional uses commercially reasonable efforts to oversee any directed delegation to Proxy Service Firms, upon which Dimensional relies to carry out the Proxy Voting Services. Prior to the selection of a new Proxy Service Firm and annually thereafter or more frequently if deemed necessary by Dimensional, the Committee will consider whether the Proxy Service Firm (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in the best interests of Dimensional’s clients. In the event that the Voting Guidelines are not implemented precisely as Dimensional intends because of the actions or omissions of any third-party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by Dimensional as a breach of the Voting Policies.

When applicable, information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on or about August 31st (1) without charge, upon request, by calling the Funds at (844) 366-0905 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 1, 2019, the persons shown in the table below were known to the SA Funds to own, beneficially or of record, more than 5% of the outstanding shares of a SA Funds. The nature of ownership for each position listed is “of record.”

			PERCENTAGE
FUND	SHARE CLASS	NAME AND ADDRESS	OF OWNERSHIP
SA U.S. Fixed Income Fund	Investor Class	Pershing LLC (1)	43.02%
		Charles Schwab & Co., Inc. (2)	35.68%
		TD Ameritrade Inc. (3)	5.67%
	Select Class	Charles Schwab & Co., Inc. (2)	40.79%
		Pershing LLC (1)	39.54%
SA Global Fixed Income Fund	Investor Class	Pershing LLC (1)	43.19%
		Charles Schwab & Co., Inc. (2)	35.26%
		TD Ameritrade Inc. (3)	5.14%
	Select Class	Charles Schwab & Co., Inc. (2)	40.86%
		Pershing LLC (1)	39.85%
SA U.S. Core Market Fund	Investor Class	Pershing LLC (1)	39.45%
		Charles Schwab & Co., Inc. (2)	31.22%
		TD Ameritrade Inc. (3)	7.43%
	Select Class	Charles Schwab & Co., Inc. (2)	41.90%
		Pershing LLC (1)	39.44%

26

			PERCENTAGE
FUND	SHARE CLASS	NAME AND ADDRESS	OF OWNERSHIP
SA U.S. Value Fund	Investor Class	Pershing LLC (1)	41.19%
		Charles Schwab & Co., Inc. (2)	32.45%
		TD Ameritrade Inc. (3)	7.71%
	Select Class	Pershing LLC (1)	40.32%
		Charles Schwab & Co., Inc. (2)	36.06%
		National Financial Services, LLC. (4)	5.74%
SA U.S. Small Company Fund	Investor Class	Pershing LLC (1)	40.62%
		Charles Schwab & Co., Inc. (2)	33.28%
		TD Ameritrade Inc. (3)	7.49%
	Select Class	Pershing LLC (1)	40.16%
		Charles Schwab & Co., Inc. (2)	36.69%
		National Financial Services, LLC. (4)	5.94%
SA International Value Fund	Investor Class	Pershing LLC (1)	44.03%
		Charles Schwab & Co., Inc. (2)	33.35%
		TD Ameritrade Inc. (3)	6.06%
	Select Class	Pershing LLC (1)	40.24%
		Charles Schwab & Co., Inc. (2)	37.86%
SA International Small Company Fund	Investor Class	Pershing LLC (1)	42.54%
		Charles Schwab & Co., Inc. (2)	32.39%
		TD Ameritrade Inc. (3)	6.89%
	Select Class	Pershing LLC (1)	43.93%
		Charles Schwab & Co., Inc. (2)	39.34%
SA Emerging Markets Value Fund	Investor Class	Pershing LLC (1)	44.98%
		Charles Schwab & Co., Inc. (2)	31.70%
		TD Ameritrade Inc. (3)	7.09%
	Select Class	Pershing LLC (1)	41.07%
		Charles Schwab & Co., Inc. (2)	34.63%
		National Financial Services, LLC. (4)	5.87%
SA Real Estate Securities Fund	Investor Class	Pershing LLC (1)	44.19%
		Charles Schwab & Co., Inc. (2)	31.17%
		TD Ameritrade Inc. (3)	8.27%
	Select Class	Pershing LLC (1)	42.71%
		Charles Schwab & Co., Inc. (2)	38.00%
SA Worldwide Moderate Growth Fund	N/A	Charles Schwab & Co., Inc. (2)	36.32%
		Pershing LLC (1)	23.97%
		TD Ameritrade Inc. (3)	22.99%
____________________

(1)	1 Pershing Plaza
Jersey City, NJ 07399-2052

(2)	Special Custody Account for the Exclusive Benefit of Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

(3)	For the Exclusive Benefit of Our Clients
PO Box 2226
Omaha, NE 68103-2226

(4)	499 Washington Boulevard
Jersey City, NJ 07310-1995

27

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider performs a specific function on behalf of the Trust, as described below.

INVESTMENT ADVISER AND SUB-ADVISER

The Trust, on behalf of the Allocation Fund, has entered into an Investment Advisory and Administrative Services Agreement with the Adviser. The Trust, on behalf of the SA Funds, has entered into a separate Investment Advisory and Administrative Services Agreement with the Adviser (each such agreement, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). The Adviser is an indirect, wholly-owned subsidiary of Focus Financial Partners, Inc. (“Focus”), a partnership of independent fiduciary wealth management firms, based in St. Louis, Missouri.

Each Investment Advisory Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. Each Investment Advisory Agreement is terminable with respect to a Fund by a vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. Each Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Prior to November 30, 2018, the Funds’ investment adviser was LWI Financial, Inc. (“LWI”). LWI’s parent company was acquired by Focus. At that time, LWI merged into the Adviser, a subsidiary of Focus. The merger did not result in any material change to the day-to-day management of the Funds. LWI’s business with respect to the Funds continues to operate as part of BAM following the merger, and the Sub-Adviser’s business with respect to the Funds was not directly affected by the merger.

Allocation Fund

Pursuant to the Investment Advisory Agreement for the Allocation Fund, the Adviser is responsible for the management of all assets of the Allocation Fund, including allocation decisions among the SA Funds in which the Allocation Fund invests.

The management fee for the Allocation Fund has two components. For the advisory services provided, the Allocation Fund is not obligated to pay a management fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its investment advisory services related to any other assets, the Adviser is entitled to receive from the Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The shareholder servicing fee for the Allocation Fund has two components. For the shareholder services provided, the Allocation Fund is not obligated to pay a shareholder servicing fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its shareholder services related to any other assets, the Adviser is entitled to receive from the Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The administration fee for the Allocation Fund has two components. For the administrative services provided, the Allocation Fund is not obligated to pay an administration fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its administrative services related to any other assets, the Adviser is entitled to receive from the Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.10% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

28

Prior to November 30, 2018, the Allocation Fund was subject to an investment advisory agreement with LWI that was substantially identical to the Investment Advisory Agreement with the Adviser.

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Allocation Fund Fee Waiver Agreement”), to waive the fees payable to it under the Investment Advisory Agreement for the Allocation Fund and/or to reimburse the operating expenses allocated to the Allocation Fund so that the Allocation Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Allocation Fund’s investments in the SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. The Allocation Fund Fee Waiver Agreement will remain in effect until July 1, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. Prior to November 30, 2018, the Allocation Fund was subject to a Fee Waiver and Expense Reimbursement Letter Agreement with LWI that was substantially identical to the Fee Waiver and Expense Reimbursement Letter Agreement with the Adviser.

SA Funds

Pursuant to the Investment Advisory Agreement for the SA Funds, the Adviser supervises and monitors the implementation of the SA Funds’ investment programs by the Sub-Adviser.

Prior to November 30, 2018, the SA Funds were subject to an investment advisory agreement with LWI that was substantially identical to the Investment Advisory Agreement with the Adviser.

For its investment advisory services to the SA Funds, the Adviser is entitled to receive from each SA Fund a fee computed daily and payable monthly at the annual rate set forth below:

	Annual Fee Rate	Annual Fee Rate
	Prior to January 1, 2018	Effective January 1, 2018
	(as a percentage of average	(as a percentage of average daily
Fund	daily net assets)	net assets)
SA U.S. Fixed Income Fund	0.15%	0.15%
SA Global Fixed Income Fund	0.25%	0.25%
SA U.S. Core Market Fund	0.45%	0.40%
SA U.S. Value Fund	0.45%	0.40%
SA U.S. Small Company Fund	0.45%	0.40%
SA International Value Fund	0.50%	0.45%
SA International Small Company Fund	0.50%	0.25%
SA Emerging Markets Value Fund	0.50%	0.45%
SA Real Estate Securities Fund	0.35%	0.35%

With respect to the SA Funds, the Adviser and the Trust have entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Dimensional Holdings Inc. ("Dimensional Holdings") is the general partner of the Sub-Adviser, and directly and indirectly, owns more than 97% of the partnership interest of the Sub-Adviser. David G. Booth is the Executive Chairman of Dimensional Holdings and may be deemed a controlling person of the Sub-Adviser as a shareholder of more than 25% but less than 50% of Dimensional Holding’s outstanding stock.

The Sub-Advisory Agreement has an initial term of two years from its effective date with respect to an SA Fund and continues in effect with respect to such SA Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by a vote of the Board of Trustees, or with respect to an SA Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Adviser and the Sub-Adviser may also terminate the Sub-Advisory Agreement as to all SA Funds on not less than one year’s written notice to the Trust. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

29

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides sub-advisory services to each SA Fund. Subject to the supervision of the Adviser, the Sub-Adviser is responsible for the management of all assets of the SA Funds, including decisions regarding purchases and sales of portfolio securities by the SA Funds. The Sub-Adviser is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

Prior to November 30, 2018, the Sub-Adviser was subject to an investment sub-advisory agreement by and among LWI, the Trust, on behalf of the SA Funds, and the Sub-Adviser that was substantially identical to the current Investment Sub-Advisory Agreement by and among the Adviser, the Trust, on behalf of the SA Funds, and the Sub-Adviser.

For the sub-advisory services it provides to each SA Fund (other than SA International Small Company Fund, as further described below), the Sub-Adviser is entitled to a fee computed daily and payable monthly at an annual rate based on each SA Fund’s average daily net assets as set forth below. (The Trust pays to the Adviser the fees payable to the Sub-Adviser. The Adviser in turn pays these fees to the Sub-Adviser.) The Sub-Adviser receives investment management fees from the DFA Portfolio in which the SA International Small Company Fund invests for investment management services provided to that DFA Portfolio, as well as investment management fees from the DFA Portfolio’s Underlying DFA Funds for investment management services provided to those Underlying DFA Funds. In order to prevent duplication of advisory fees to the Sub-Adviser, the Sub-Adviser has agreed that it will not receive a sub-advisory fee for its services to SA International Small Company Fund. In addition, the Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to SA U.S. Core Market Fund with respect to that Fund’s assets invested in the U.S. Micro Cap Portfolio. For its investment management services with respect to the U.S. Micro Cap Portfolio, the Sub-Adviser receives an investment management fee from the U.S. Micro Cap Portfolio.

	Annual Fee Rate	Annual Fee Rate
	Prior to January 1, 2018	Effective January 1, 2018
	(as a percentage of average daily	(as a percentage of average daily
Fund	net assets)	net assets)
SA U.S. Fixed Income Fund	0.05%	0.03%
SA Global Fixed Income Fund	0.05%	0.03%
SA U.S. Core Market Fund	0.0462%	0.03%
SA U.S. Value Fund	0.10%	0.10%
SA U.S. Small Company Fund	0.35%	0.25%
SA International Value Fund	0.20%	0.20%
SA Emerging Markets Value Fund	0.50%	0.47%
SA Real Estate Securities Fund	0.15%	0.10%

Fee Waiver and Expense Reimbursement

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “SA Funds Fee Waiver Agreement”), to waive the fees payable to it under the Investment Advisory Agreement and/or to reimburse the operating expenses allocated to an SA Fund to the extent each SA Fund’s Investor Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum, as set forth below. The SA Funds Fee Waiver Agreement will remain in effect until October 28, 2021, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary. The Adviser has also contractually agreed, pursuant to the SA Funds Fee Waiver Agreement, to waive the fees payable to it under the Investment Advisory Agreement and/or reimburse the total annual operating expenses allocated to an SA Fund with the effect that (1) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) are 0.20% lower than the Investor Class shares’ total annual operating expenses after fee waiver and/or expense reimbursement; and (2) the Select Class shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed, in the aggregate, the rate per annum, as set forth below. Prior to November 30, 2018, the SA Funds were subject to a Fee Waiver and Expense Reimbursement Letter Agreement, last amended January 1, 2018, with LWI, that was substantially identical to the current Fee Waiver and Expense Reimbursement Letter Agreement between the Trust and the Adviser.

30

Fund Expense Limitation
(Shown is the resulting ratio of total annual fund operating expenses expressed as a percentage)

	Investor	Investor	Select
	Class	Class	Class
	June 30,	July 1,	July 1,	Investor	Select
	2016	2017	2017	Class	Class
	through	through	through	Effective	Effective
	July 1,	December	December	January 1,	January
Fund	2017	31, 2017	31, 2017	2018	1, 2018
SA U.S. Fixed Income Fund	0.65%	0.65%	0.45%	0.65%	0.45%
SA Global Fixed Income Fund	0.80%	0.80%	0.60%	0.75%	0.55%
SA U.S. Core Market Fund	1.00%	1.00%	0.80%	0.90%	0.70%
SA U.S. Value Fund	1.05%	1.05%	0.85%	1.00%	0.80%
SA U.S. Small Company Fund	1.20%	1.20%	1.00%	1.15%	0.95%
SA International Value Fund	1.20%	1.20%	1.00%	1.15%	0.95%
SA International Small Company Fund	1.10%	1.10%	0.90%	0.75%	0.55%
SA Emerging Markets Value Fund	1.40%	1.40%	1.20%	1.35%	1.15%
SA Real Estate Securities Fund	1.00%	1.00%	0.80%	0.95%	0.75%

Set forth below are the gross advisory and sub-advisory fees paid by the SA Funds and the advisory and sub-advisory fees waived or reimbursed for the periods indicated.

	Fiscal Year		Fiscal Year		Fiscal Year
	Ended June 30, 2019		Ended June 30, 2018		Ended June 30, 2017
		Advisory/		Advisory/		Advisory/
	Gross	Sub-	Gross	Sub-	Gross	Sub-
	Advisory/	Advisory	Advisory/	Advisory	Advisory/	Advisory
	Sub-	Fees	Sub-	Fees	Sub-	Fees
	Advisory	Waived/	Advisory	Waived/	Advisory	Waived/
Fund	Fees	Reimbursed	Fees	Reimbursed	Fees	Reimbursed
SA U.S. Fixed Income Fund	$1,127,697	$0	$1,161,421	$4,309	$1,222,803	$0
SA Global Fixed Income Fund	$2,077,586	$0	$2,107,960	$25,193	$2,174,145	$0
SA U.S. Core Market Fund	$3,345,095	$0	$3,560,035	$17,436	$3,485,860	$0
SA U.S. Value Fund	$2,938,980	$0	$3,150,736	$17,556	$3,059,847	$0
SA U.S. Small Company Fund	$2,692,482	$0	$3,056,677	$159,209	$3,169,298	$296,402
SA International Value Fund	$4,518,375	$0	$5,140,859	$19,231	$4,728,002	$0
SA International Small Company Fund	$810,169	$7,042	$1,385,339	$21,188	$1,650,353	$0

31

	Fiscal Year		Fiscal Year		Fiscal Year
	Ended June 30, 2019		Ended June 30, 2018		Ended June 30, 2017
		Advisory/		Advisory/		Advisory/
	Gross	Sub-	Gross	Sub-	Gross	Sub-
	Advisory/	Advisory	Advisory/	Advisory	Advisory/	Advisory
	Sub-	Fees	Sub-	Fees	Sub-	Fees
	Advisory	Waived/	Advisory	Waived/	Advisory	Waived/
Fund	Fees	Reimbursed	Fees	Reimbursed	Fees	Reimbursed
SA Emerging Markets Value Fund	$1,953,238	$485,981	$2,146,512	$536,623	$1,883,366	$481,743
SA Real Estate Securities Fund	$847,576	$85,296	$814,901	$110,048	$870,356	$94,818
SA Worldwide Moderate Growth Fund(1)	$0	$186,303	$0	$192,541	$0	$115,006

(1)	The SA Worldwide Moderate Growth Fund does not pay Sub-Advisory Fees.

Pursuant to the Investment Advisory Agreements, the Adviser oversees the administration of the Trust’s business and affairs and provides certain services required for effective administration of the Trust. For the administrative services provided, the Adviser is entitled to a fee from each SA Fund computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each SA Fund.

Set forth below are the fees paid by the SA Funds to the Adviser, in its capacity as the administrator, for the periods indicated. Because the Allocation Fund is invested in the SA Funds, no fee is charged to the Allocation Fund for administrative services.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2019	June 30, 2018	June 30, 2017
SA U.S. Fixed Income Fund	$626,498	$611,315	$611,401
SA Global Fixed Income Fund	$741,995	$726,891	$724,715
SA U.S. Core Market Fund	$779,997	$772,373	$705,232
SA U.S. Value Fund	$587,796	$600,594	$556,336
SA U.S. Small Company Fund	$414,228	$422,552	$396,162
SA International Value Fund	$695,134	$761,903	$675,429
SA International Small Company Fund	$324,068	$369,482	$330,071
SA Emerging Markets Value Fund	$212,308	$223,864	$188,337
SA Real Estate Securities Fund	$188,350	$171,398	$174,071

The Adviser and the Trust have received exemptive relief from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Trust, is permitted to appoint sub-advisers for the Funds and supervise and monitor the performance of each sub-adviser. The exemptive relief also permits the Adviser, subject to approval by the Board, to terminate and replace sub-advisers or amend sub-advisory agreements without shareholder approval when the Adviser and the Trustees believe such action will benefit a Fund and its shareholders. As of the date of this SAI, only SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund and SA Real Estate Securities Fund may rely on this exemptive relief. The other Funds may not rely on this exemptive relief and must obtain shareholder approval to take such actions.

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Salvatore Papa and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

32

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary.

The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for fund distribution services and for licensing of registered employees but pays no other fees for other distribution-related services (including Rule 12b-1 fees).

Prior to October 29, 2018. Loring Ward Securities, Inc. acted as the distributor for the Trust. Loring Ward Securities, Inc. also did not receive compensation from the Funds for distribution of the Funds’ shares.

SHAREHOLDER SERVICING AGENT

Under a Shareholder Service Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for each Fund’s Investor Class and Select Class shares, which may include, among other things, maintaining a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; if requested by independent advisers, arranging for the purchase, exchange, redemption, or transfer of Fund shares in conjunction with the shareholder’s custodian of record and/or maintaining a technological platform whereby shareholders can access up-to-date information related to their respective holdings in a Fund; addressing shareholder communications brought to the Adviser’s attention; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Trust may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% and 0.05% of the average daily net assets of each SA Fund’s Investor Class and Select Class shares, respectively. Each Fund’s Select Class shares do not receive the same shareholder services that each Fund’s Investor Class shares receive, and therefore do not pay the same fees under the Shareholder Service Agreement. In addition, because the Allocation Fund is invested in the SA Funds, no fee is charged to the Allocation Fund for shareholder servicing. The reports and other information mentioned above are available to shareholders and may be obtained by calling (844) 366-0905. Prior to November 30, 2018, the Trust was subject to a Shareholder Service Agreement with LWI that was substantially identical to the current Shareholder Service Agreement between the Trust and the Adviser.

The table below sets forth the fees paid by the SA Fund’s Investor Class and Select Class shares to the Shareholder Servicing Agent for the periods indicated. The Funds’ Select Class shares commenced operations on or about July 1, 2017 so there is no information for Select Class shares to be presented as of the fiscal year ended June 30, 2017.

33

	Investor class	Investor Class	Investor Class
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2019	June 30, 2018	June 30, 2017
SA U.S. Fixed Income Fund	$318,523	$1,216,096	$1,528,504
SA Global Fixed Income Fund	$373,881	$1,452,331	$1,811,788
SA U.S. Core Market Fund	$453,304	$1,540,565	$1,763,080
SA U.S. Value Fund	$329,989	$1,200,939	$1,390,840
SA U.S. Small Company Fund	$233,345	$843,405	$990,406
SA International Value Fund	$357,166	$1,520,986	$1,688,572
SA International Small Company Fund	$179,627	$750,557	$825,176
SA Emerging Markets Value Fund	$104,755	$438,553	$470,842
SA Real Estate Securities Fund	$99,309	$338,438	$435,178

	Select Class	Select class
	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2019	June 30, 2018
SA U.S. Fixed Income Fund	$249,544	$62,438
SA Global Fixed Income Fund	$296,221	$72,979
SA U.S. Core Market Fund	$299,338	$78,074
SA U.S. Value Fund	$227,900	$60,109
SA U.S. Small Company Fund	$160,445	$42,595
SA International Value Fund	$276,134	$76,754
SA International Small Company Fund	$126,108	$34,629
SA Emerging Markets Value Fund	$85,203	$24,221
SA Real Estate Securities Fund	$74,313	$18,011

SUB-ADMINISTRATOR

State Street Bank and Trust Company (“State Street”), whose principal business address is 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the sub-administrator for the Trust, pursuant to a Second Amended and Restated Sub-Administration Agreement with State Street (the “Sub-Administration Agreement”), with the Adviser and the Trust.

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. For providing these services, State Street receives a fee calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.02% of the first $1.5 billion of net assets and 0.0175% of net assets over $1.5 billion. There is a minimum annual charge of $70,000 per Fund except for SA International Small Company Fund and SA Worldwide Moderate Growth Fund, which are subject to a minimum annual fee of $50,000.

Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

The table below sets forth the fees paid by the SA Funds to State Street, in its capacity as the sub-administrator, for the periods indicated.

34

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2019	June 30, 2018	June 30, 2017
SA U.S. Fixed Income Fund	$115,770	$112,095	$112,748
SA Global Fixed Income Fund	$137,035	$133,232	$133,500
SA U.S. Core Market Fund	$143,808	$142,612	$129,790
SA U.S. Value Fund	$107,982	$111,207	$102,634
SA U.S. Small Company Fund	$77,248	$77,364	$73,235
SA International Value Fund	$127,524	$141,267	$124,269
SA International Small Company Fund	$59,674	$68,637	$60,830
SA Emerging Markets Value Fund	$39,343	$41,754	$34,949
SA Real Estate Securities Fund	$35,518	$31,293	$32,372
SA Worldwide Moderate Growth Fund	$7,414	$5,882	$3,875

CUSTODIAN

State Street, John Adams Building, 1776 Heritage Drive, North Quincy, MA 02171 is the custodian of each Fund’s assets pursuant to a Custodian Contract with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custodian Contract, State Street (i) holds and transfers portfolio securities of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

TRANSFER AND DIVIDEND-DISBURSING AGENT

The Trust has hired DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, MO, 64105 to serve as the transfer and dividend-disbursing agent for the Funds. In addition, the Trust and/or the Distributor have entered into arrangements whereby authorized intermediaries administer omnibus accounts for indirect shareholders of the Funds. The Trust and/or the Adviser may pay certain such intermediaries for these services.

SECURITIES LENDING

The Trust has hired State Street, State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, to serve as the securities lending agent for the Funds. The services provided by State Street as securities lending agent include selection of securities to be lent; entering into loan agreements with borrowers previously approved by the Funds’ Board; negotiating loan terms; delivery of documents to the Funds; receiving and holding collateral on the Funds’ behalf; providing to the Funds services related to marking lent securities and collateral to their market value to assist the Fund with valuation, performed pursuant to relevant policies and procedures approved by the Board;; investing cash collateral in accordance with instructions from the Funds; recordkeeping for transactions under the securities lending agreement; monitoring dividends and coordinating material proxy votes relating to lent securities; and arranging for the return of lent securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended June 30, 2019, are shown in the following table:

Fund	Securities Lending Activity
SA U.S. Fixed Income Fund
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service that are not	$0
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

35

SA Global Fixed Income Fund
Gross income from securities lending activities	$239,433
Fees paid to securities lending agent from a revenue split	$6,656
Fees paid for any cash collateral management service that are not	$4,396
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$201,756
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$212,808
Net income from securities lending activities	$26,624
SA U.S. Core Market Fund
Gross income from securities lending activities	$47,687
Fees paid to securities lending agent from a revenue split	$6,630
Fees paid for any cash collateral management service that are not	$375
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$14,151
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$21,156
Net income from securities lending activities	$26,531
SA U.S. Value Fund
Gross income from securities lending activities	$22,038
Fees paid to securities lending agent from a revenue split	$2,213
Fees paid for any cash collateral management service that are not	$256
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$10,720
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$13,189
Net income from securities lending activities	$8,849
SA U.S. Small Company Fund
Gross income from securities lending activities	$292,495
Fees paid to securities lending agent from a revenue split	$45,144
Fees paid for any cash collateral management service that are not	$2,342
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$64,374
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$111,860
Net income from securities lending activities	$180,634
SA International Value Fund
Gross income from securities lending activities	$874,530
Fees paid to securities lending agent from a revenue split	$103,512
Fees paid for any cash collateral management service that are not	$8,552
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$348,410
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$460,473
Net income from securities lending activities	$414,056
SA International Small Company Fund
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service that are not	$0
included in revenue split

36

Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0
SA Emerging Markets Value Fund
Gross income from securities lending activities	$143,454
Fees paid to securities lending agent from a revenue split	$16,543
Fees paid for any cash collateral management service that are not	$1,607
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$59,127
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$77,277
Net income from securities lending activities	$66,178
SA Real Estate Securities Fund
Gross income from securities lending activities	$11,688
Fees paid to securities lending agent from a revenue split	$1,325
Fees paid for any cash collateral management service that are not	$112
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$4,947
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$6,384
Net income from securities lending activities	$5,304
SA Worldwide Moderate Growth Fund
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service that are not	$0
included in revenue split
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

COUNSEL

The law firm of Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, serves as the independent registered public accounting firm for the Trust, providing audit services for the Funds’ annual financial statements.

PORTFOLIO MANAGERS

Allocation Fund

The Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel. The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Fund based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of the Allocation Fund.

37

Sheldon McFarland, Vice President of Portfolio Strategy & Research

Jonathan Scheid, CFA, Vice President of Portfolio Strategy & Education

Investments in the Allocation Fund

As of September 30, 2019, Sheldon McFarland, Jonathan Scheid and their immediate families did not own shares of the Allocation Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by the Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Allocation Fund or other accounts that the portfolio managers manage or on the value of assets held in the Allocation Fund or certain of the SA Funds. The Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. The Adviser considers the factors described above to determine each portfolio manager’s base salary.

Annual Bonus. Each portfolio manager may receive a bonus that is determined by the Adviser based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Focus as determined from time to time by the Board of Directors of Focus or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Other Managed Accounts

In addition to the Allocation Fund, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by the Adviser, (2) other pooled investment vehicles that are not U.S. registered mutual funds and/or (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of September 30, 2019
Sheldon McFarland	No other accounts managed.
Jonathan Scheid	No other accounts managed.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Allocation Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and/or other accounts managed for organizations and individuals (collectively, “Accounts”). Potential conflicts of interest may arise for a portfolio manager that is responsible for the management of multiple Accounts. Such Accounts may have similar investment objectives to the Allocation Fund, and therefore may purchase, hold, or sell securities that may also be held by the Allocation Fund. Management of multiple independent Accounts with similar investment objectives and/or security positions has the potential to require disparate commitments of time by a portfolio manager across the Accounts, and to result in different asset allocation decisions by a portfolio manager.

38

Because most Accounts managed by the portfolio managers utilize the same or similar investment strategy as the investment strategy applied to the Allocation Fund, the Adviser believes that the potential conflicts of interest described above have been reasonably mitigated. Most Accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of the Allocation Fund. The Adviser’s overall investment philosophy is generally applicable to all Accounts it manages. Furthermore, the Adviser has in place policies and procedures reasonably designed to identify, address, and mitigate potential conflicts of interest. The Adviser’s Code of Ethics also addresses potential conflicts of interest as they relates to the personal securities transactions of the Adviser’s employees, supervised persons, and portfolio managers. However, there is no guarantee that these procedures will detect each and every situation in which a conflict arises.

SA Funds

In accordance with the team approach used to manage the SA Funds, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional. The portfolio managers and portfolio traders also make daily investment decisions regarding the SA Funds including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers or trading personnel with respect to the day-to-day management of certain SA Funds within each category of SA Funds indicated.

Domestic Equity Funds
(includes SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund and SA Real Estate Securities Fund)	Jed S. Fogdall, Lukas J. Smart,and Joel P. Schneider

International Equity Funds
(includes SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund)	Jed S. Fogdall, Arun C. Keswani, Mary T. Phillips, and Bhanu P. Singh

Fixed Income Funds
(includes SA U.S. Fixed Income Fund and SA Global Fixed Income Fund)	Joseph F. Kolerich and David A. Plecha

Investments in Each SA Fund

As of June 30, 2019, Jed S. Fogdall, Joseph F. Kolerich, David A. Plecha, Bhanu P. Singh, Joel P. Schneider, Lukas J. Smart, Mary T. Phillips, and Arun C. Keswani and their immediate families did not own shares of any SA Fund.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the SA Funds or other accounts that the portfolio managers manage or on the value of assets held in the Funds’ portfolios. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

39

Portfolio managers may be awarded the right to purchase restricted equity interest of Dimensional as determined from time to time by the Board of Directors of Dimensional’s general partner or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the SA Funds, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by Dimensional, (2) other pooled investment vehicles that are not U.S. registered mutual funds and (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2019
Jed S. Fogdall	108 U.S. registered mutual funds with approximately $388,115 million in total assets under management.

24 unregistered pooled investment vehicles with approximately $17,272 million in total assets under management, of which 1 account with approximately $167 million in assets is subject to a performance fee.

82 other accounts with approximately $27,105 million in total assets under management, of which 6 accounts with approximately $3,513 million in assets are each subject to a performance fee.

Joseph F. Kolerich	57 U.S. registered mutual funds with approximately $114,086 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $2,775 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

9 other accounts with approximately $2,659 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

David A. Plecha	57 U.S. registered mutual funds with approximately $114,086 million in total assets under management.

4 unregistered pooled investment vehicles with approximately $2,775 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

9 other accounts with approximately $2,659 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

40

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2019
Bhanu P.Singh	48 U.S. registered mutual funds with approximately $178,549 million in total assets under management.

1 unregistered pooled investment vehicle with approximately $45 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

1 other account with approximately $536 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

Joel P. Schneider	51 U.S. registered mutual funds with approximately $199,062 million in total assets under management.

7 unregistered pooled investment vehicles with approximately $229 million in total assets under management, of which 0 account with $0 in assets is subject to a performance fee.

0 other accounts with $0 in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

Lukas J. Smart	38 U.S. registered mutual funds with approximately $144,223 million in total assets under management.

10 unregistered pooled investment vehicles with approximately $2,730 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

6 other accounts with approximately $7,389 million in total assets under management, of which 1 account with approximately $48 million in assets is subject to a performance fee.

Mary T. Phillips	72 U.S. registered mutual funds with approximately $194,280 million in total assets under management.

2 unregistered pooled investment vehicles with approximately $2,057 million in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

2 other accounts with approximately $608 million in total assets under management, of which 0 accounts with $0 in assets are each subject to a performance fee.

Arun C. Keswani	14 U.S. registered mutual funds with approximately $40,061 million in total assets under management.

0 unregistered pooled investment vehicles with $0 in total assets under management, of which 0 accounts with $0 in assets is subject to a performance fee.

10 other accounts with approximately $4,868 million in total assets under management, of which 3 accounts with $2,845 million in assets are each subject to a performance fee.

41

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one SA Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to an SA Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by an SA Fund. Actual or apparent conflicts of interest include:

Time Management. The management of multiple SA Funds and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each SA Fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the SA Funds.

Investment Opportunities. It is possible that at times identical securities will be held by more than one SA Fund and/or Account. However, positions in the same security may vary, and the length of time that any SA Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one SA Fund or Account, an SA Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible SA Funds and Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple SA Funds and Accounts.

Broker Selection. With respect to securities transactions for the SA Funds, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous transactions for an SA Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the SA Fund or the Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to the SA Funds and Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise because he or she may have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the SA Funds and other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The following discussion relates to the policies of the SA Funds with respect to brokerage commissions. The Allocation Fund does not incur any brokerage costs in connection with their purchases or redemption of shares of the SA Funds.

Subject to the general supervision of the Board, the Sub-Adviser makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the SA Funds.

Brokerage firms are typically paid an agency commission when they buy or sell equity securities for the SA Funds. The pre-negotiated commission rates may vary among different brokers due to various factors.

Over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from and sold to dealers includes a dealer’s mark-up or markdown.

42

The Sub-Adviser will place portfolio transactions with a view to receiving the best price and execution.

Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends, and other research services. The Sub-Advisory Agreement permits the Sub-Adviser to cause the SA Funds to pay a broker or dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the SA Funds.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the sub-advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Sub-Adviser exercises investment discretion. Conversely, an SA Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Investment decisions for each SA Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as an SA Fund is concerned, in other cases it is believed to be beneficial to an SA Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for an SA Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive orders or by applicable law. An SA Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Adviser, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust’s Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

The table below sets forth the aggregate dollar amount of brokerage commissions paid by the SA Funds for the periods indicated:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2019	June 30, 2018	June 30, 2017
SA U.S. Fixed Income Fund	$0	$0	$0
SA Global Fixed Income Fund	$0	$0	$0
SA U.S. Core Market Fund	$15,046	$15,421	$23,371
SA U.S. Value Fund	$14,462	$30,968	$37,352
SA U.S. Small Company Fund	$17,125	$36,379	$31,706
SA International Value Fund	$90,542	$109,439	$89,093
SA International Small Company Fund	$0	$0	$0
SA Emerging Markets Value Fund	$28,546	$43,675	$45,036
SA Real Estate Securities Fund	$4,198	$3,050	$4,747
SA Worldwide Moderate Growth Fund	$0	$0	$0

43

Any substantial increases or decreases in the amount of brokerage commissions paid by certain SA Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Funds.

The Trust is required to identify the amount of transactions and related commissions for any brokerage transaction directed to a broker for research services during the last fiscal year. For the fiscal year ended June 30, 2019, the Trust did not have any brokerage transactions directed to brokers for research services.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of June 30, 2019, the Trust held securities of the following regular brokers or dealers.

Market Value
SA U.S. Fixed Income Fund
Citigroup Global Markets Inc.	$2,500,378
Goldman Sachs	$1,514,121
HSBC Securities (USA) Inc.	$1,693,853
Morgan Stanley	$4,667,390
Royal Bank of Canada	$11,471,943
TD Ameritrade Holding Corp.	$18,080,642
Wells Fargo Securities LLC	$4,946,836

SA Global Fixed Income Fund
Royal Bank of Canada	$20,437,239
TD Ameritrade Holding Corp.	$20,330,404

SA U.S. Core Market Fund
Goldman Sachs	$964,484
Wells Fargo Securities LLC	$4,075,293
Citigroup Global Markets Inc.	$1,414,536
Morgan Stanley	$1,038,341
TD Ameritrade Holding Corp.	$324,979
Jefferies & Co., Inc.	$51,402
MarketAxess Capital Limited.	$417,846

SA U.S. Value Fund
Goldman Sachs	$5,976,366
Citigroup Global Markets Inc.	$9,367,983
Wells Fargo Securities LLC	$15,415,342
Morgan Stanley	$4,998,371
Jefferies & Co., Inc.	$134,475

SA U.S. Small Company Fund
Jefferies & Co., Inc.	$434,598
Virtu Americas LLC.	$111,056

SA International Value Fund
Daiwa Securities (HK) Ltd.	$239,000
Societe Generale SA	$2,117,397
HSBC Securities (USA) Inc.	$11,781,062
Nomura Securities International	$1,208,329

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

44

The table below sets forth the portfolio turnover rates of each SA Fund for the periods noted.

	Fiscal Year Ended	Fiscal Year Ended
Fund	June 30, 2019	June 30, 2018
SA U.S. Fixed Income Fund	88%	107%
SA Global Fixed Income Fund	75%	46%
SA U.S. Core Market Fund	4%	6%
SA U.S. Value Fund	11%	19%
SA U.S. Small Company Fund	12%	16%
SA International Value Fund	19%	21%
SA International Small Company Fund	6%	6%
SA Emerging Markets Value Fund	12%	18%
SA Real Estate Securities Fund	6%	6%
SA Worldwide Moderate Growth Fund	14%	20%

The SA U.S. Fixed Income Fund is expected to have high portfolio turnover rate due to the relatively short maturities of the securities to be acquired.

INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.

The Trust’s Board of Trustees has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class may, at the Board of Trustee’s discretion, pay a different share of distribution or shareholder servicing expenses (but not including advisory or custodial fees or other expenses related to the management of a Fund’s assets) if the distribution or shareholder servicing expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have different exchange and conversion features.

Pursuant to the Multi-Class Plan, the Trust’s Board of Trustees has authorized the issuance of an unlimited number of Select Class shares and Investor Class shares of beneficial interest in the Trust, representing interests in ten separate series, each of which is a Fund, with the exception of SA Worldwide Moderate Growth Fund, which currently only offers a single share class.

Investor Class shares are sold at NAV without a sales charge. As discussed above, Investor Class shares are subject to a fee under the Shareholder Service Agreement between the Trust and the Adviser. The minimum initial purchase amount of Investor Class shares is generally $100,000 aggregated across all of the SA Funds with no minimum for any individual fund and with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced.

45

Select Class shares are sold at NAV without a sales charge. As discussed above, Select Class shares are subject to a fee under the Shareholder Service Agreement between the Trust and the Adviser. Select Class shares are available to investors that invest through the Adviser’s Strategist Program and certain registered investment companies at the discretion of the Adviser. In addition, Select Class shares are available to certain Turn-Key Asset Management Program participants who: invest through a unified managed account program sponsored by the Adviser and who invest at least $500,000 in a model portfolio that includes one or more of the Funds; or investors who are clients of investment advisors whose clients invest in aggregate at least $20 million in the Funds and other accounts managed by the Adviser. The Adviser may automatically convert Investor Class shares to Select Class shares when investment level thresholds are achieved. The minimum initial purchase amount of Select Class shares is generally $100,000 across all of the SA Funds with no minimum for subsequent investments. In the Adviser’s discretion, the minimum initial purchase amount may be applied across all assets of the investor under administration with the investment advisor or may be reduced.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of a plurality of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as determined by the Trust or required by law. At that time, the Trustees then in office will call a shareholder meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Shareholder meetings shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions are discussed in the Funds’ Prospectuses, and such information is incorporated herein by reference. As stated in the Funds’ Prospectuses, each of the Funds, with the exception of the Allocation Fund that only offers a single share class, currently offer investors a choice of two classes of shares: Select Class and Investor Class. Purchases by the Allocation Fund of SA Funds receive Select Class shares. Shares held by the Allocation Fund prior to January 1, 2018 were converted (via an inter-class tax free exchange) into Select Class shares on the first business day of 2018.

The Funds will be open on days that the New York Stock Exchange (the “NYSE”) is open and will generally be closed on days that the NYSE is closed. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (also known as Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans. Shares of any Fund may be purchased in connection with various types of tax-advantaged retirement plans, including individual retirement accounts (“IRAs”), Roth IRAs, 401(k) plans and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. An annual custodial fee is also charged on certain retirement plans. This custodial fee is generally due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

In-Kind Purchases. Payment for shares may, in the discretion of the Adviser or Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment, please contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds, (b) are acquired for investment and not for resale, (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets, (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. The Fund must also receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it and (ii) the securities are in proper form for transfer to the Fund.

46

Redemption In-Kind. Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in-kind of securities from the portfolio of the particular Fund, in lieu of cash. Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class’ net asset value during any 90-day period. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in each Prospectus, and “Taxes – Taxation on Disposition of Shares” in this SAI.

Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (iv) an emergency exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the aggregate net asset value of such investor’s holding in the Funds is less than $5,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the NAV at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $5,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Abandoned Property. It is the responsibility of a shareholder to ensure that the Trust maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Trust. If the Trust is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Trust is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

TAXES

The following section summarizes certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities as of the date of this SAI, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

Each Fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify to be taxed each taxable year as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). As such, a Fund will not be subject to federal income tax on its net investment income and realized net capital gains that it distributes as dividends to its shareholders, provided that it distributes at least 90% of its investment company taxable income (if any) -- consisting generally of taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), if any, all determined without regard to any deductions for dividends paid -- for the taxable year (the “Distribution Requirement”), as well as satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of a taxable year will satisfy the Distribution Requirement for that year.

47

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies or (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") (the “Income Requirement”).

Moreover, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, government securities, securities of other RICs and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of QPTPs being considered voting securities for these purposes), and (2) no more than 25% of the value of a Fund’s total assets may be invested in (a) the securities (other than government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (the "Diversification Requirements"). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which satisfies the Income Requirement.

If, for any taxable year, any Fund did not qualify for treatment as a RIC, all of its taxable income generally would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders. In that event, all distributions, including distributions of net capital gain (as defined below), would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual shareholders and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is QDI (see below) would be subject to federal income tax at the rates for net capital gain – generally, a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts; those distributions also would be eligible for the dividends-received deduction available to certain corporate shareholders under certain circumstances.

Although each Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, a Fund may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (the “Excise Tax”). To prevent imposition of the Excise Tax, a Fund must distribute dividends to shareholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund did not pay any U.S. federal corporate income tax. Each Fund intends to make its distributions in accordance with this requirement so as to avoid liability for the Excise Tax. However, each Fund reserves the right to retain a portion of its earnings and to be subject to excise tax on such earnings.

TAXATION OF FUND DISTRIBUTIONS

Each Fund may report distributions of investment income it derives from dividends of most U.S. corporations (excluding, in general, most dividends from REITs) and some foreign corporations as QDI, provided that certain holding period and other requirements are met by the Fund. Fund dividends reported as QDI will be taxed in the hands of an individual shareholder at the rates applicable to net capital gain (described above), provided the shareholder meets the same holding period and other requirements with respect to the shares on which the Fund dividends were paid.

48

In the case of corporate shareholders, Fund distributions for any taxable year generally will qualify for the dividends-received deduction to the extent of the amount of dividends the Fund received from domestic corporations for the taxable year and if certain holding period requirements are met.

Distributions of (1) interest income a Fund earns from investments in debt securities and (2) any net short-term capital gain generally will be taxable to its shareholders as ordinary income and will not be eligible for the maximum rates applicable to QDI or the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such a distribution is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, subject to the maximum federal income tax rates of 15% and 20% described above for an individual shareholder, regardless of the length of time the shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Capital gain distributions are not eligible for the dividends-received deduction.

A distribution will be treated as paid (and received by shareholders) on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during the following January. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received.

Shareholders of a Fund will be advised annually as to the federal income tax character of distributions the Fund made. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which would result at that time in SA Real Estate Securities Fund’s also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in that Fund’s Forms 1099. Although those forms generally will be distributed in February of each year, that Fund may, in one or more years, request from the Internal Revenue Service (the “Service”) an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a U.S. trade or business the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). A Fund is generally able to report distributions of "interest-related dividends" and "short-term capital gain dividends," in writing to its shareholders as exempt from that withholding tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to “qualified short-term gains” (i.e., net short-term capital gain, computed with certain adjustments). However, distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest are still subject to withholding. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

SA Real Estate Securities Fund (and the Allocation Fund indirectly through its investment in that Fund) may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the SA Real Estate Securities Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The SA Real Estate Securities Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

49

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) a foreign shareholder owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to a non-U.S. shareholder to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that a shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

TAXATION OF DISPOSITION OF SHARES

On a redemption or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any loss realized on a redemption or exchange will be disallowed to the extent the shares that are disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to those shares.

A shareholder’s basis in shares of a Fund that he or she acquired after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) also must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

TAXATION OF FOREIGN INVESTMENTS

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

50

In the cases of the SA Worldwide Moderate Growth Fund, SA Global Fixed Income Fund, SA International Value Fund, SA Emerging Markets Value Fund and SA International Small Company Fund (each, an “International Fund”), if more than 50% of the value of its total assets (in the last Fund’s case, indirectly through its share of the DFA Portfolio’s indirect investments in the Underlying DFA Funds’ assets) at the close of any taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, it will be eligible to, and may, file an election with the Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it directly or indirectly (through the DFA Portfolio and the Underlying DFA Funds) pays. Pursuant to the election, an International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If an International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes and foreign-source income it directly or indirectly paid and earned, respectively. Each of SA International Value Fund and SA Emerging Markets Value Fund has, for prior taxable years, filed this election with the Service.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes an International Fund directly or indirectly paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless International Fund dividends paid to it are effectively connected with its conduct of a U.S. trade or business.

A Fund may invest in shares of one or more passive foreign investment companies (“PFICs”) either directly or, in the case of SA International Small Company Fund, indirectly through the DFA Portfolio and the Underlying DFA Funds and the Allocation Fund, indirectly through other Funds. In general, a foreign corporation (other than a “controlled foreign corporation”) is a PFIC if at least one-half of its assets produce or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively, “PFIC income”), plus an interest charge thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. Moreover, Fund distributions thereof will not be eligible for the maximum federal income tax rates on individual shareholder’s QDI described above.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If a Fund (which term, for purposes of this and the following paragraph and the first sentence of the paragraph after that, includes the DFA Portfolio and an Underlying DFA Fund, where applicable) elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund also may alternatively elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that taxable year. Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

51

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, and may subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. Each Fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAXATION OF REAL ESTATE INVESTMENTS

SA Real Estate Securities Fund (and the Allocation Fund indirectly through its investment in that Fund) may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, which are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (the “Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The SA Real Estate Securities Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF OTHER FUND INVESTMENTS

Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments in which some Funds may invest. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

52

Original Issue Discount. Each Fund may acquire debt securities with OID, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity. OID is required to be accrued on a daily basis and is considered interest income for federal income tax purposes. Therefore, it is subject to the Distribution Requirement for a Fund, even if the Fund receives no corresponding payment on the discounted security during the Fund’s taxable year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some Funds may acquire debt securities at a discount in excess of the OID thereon or at a discount to the stated redemption price at maturity (for debt securities without OID). This discount is called “market discount.” Market discount is permitted to be recorded daily or at the time of disposition of the debt security. If market discount is to be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition.

Hedging Transactions. The premium a Fund receives for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount it paid to close out its position and the premium it receives will be a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized on the sale of that security, and any resulting gain or loss will be a capital gain or loss and will be long-term or short-term depending on the Fund’s holding period for the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending on the Fund’s holding period for the option. If the option expires, the resulting loss will be treated similarly. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis in the purchased security and, in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) or any interest rate, currency, basis, commodity, equity, equity index, or credit default swap, interest rate cap or floor or similar agreement -- in which a Fund may invest may be “section 1256 contracts.” Section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Gains or losses on section 1256 contracts (including deemed sales) are generally characterized as 60% long-term and 40% short-term capital gains or losses; however, certain foreign currency gains or losses arising from section 1256 contracts are generally characterized as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions a Fund undertakes, if any, may result in “straddles” for federal income tax purposes. The straddle rules may affect the timing, amount and character of gains (or losses) a Fund realizes. In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of net short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to its shareholders. If a Fund makes one or more elections available under the Code, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains, or defer the recognition of losses, from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

53

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in straddles.

The Diversification Requirements may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. Certain rules may affect the timing and character of gains recognized by a Fund if the Fund engages in a transaction that either reduces or eliminates its risk of loss with respect to certain appreciated financial positions – generally, an interest (including an interest through an option, futures or forward contract, or short sale). If a Fund has an “appreciated financial position” with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Capital Loss Carryovers. The Funds utilize the provisions of the federal income tax law that provide for the carryover of capital losses from prior taxable years, offsetting such losses against any future realized capital gains. Net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried over indefinitely, and their character is retained as short-term and/or long-term capital losses. For taxable years beginning before December 23, 2010, net capital losses were eligible to be carried forward eight years and treated as short-term capital losses (“pre-enactment”). The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

As of June 30, 2019, the post-enactment accumulated short-term and long-term capital loss carryovers for the Funds were as follows (amounts designated as “—” are $0 or have been rounded to $0):

Fund	Short-Term Losses	Long-Term Losses
SA U.S. Fixed Income Fund	$3,006,163	$1,475,682
SA Global Fixed Income Fund	$42,317	$6,771,482
SA International Value Fund	$1,676,121	$25,160,432
SA Emerging Markets Value Fund	$—	$1,048,313

Fund of Funds Structure. A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by a Fund could therefore affect the amount, timing and character of distributions to shareholders.

54

FINANCIAL STATEMENTS

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Trust’s June 30, 2019 financial statements and the report thereon of PricewaterhouseCoopers LLP from the Trust’s June 30, 2019 annual report (as filed with the SEC on September 4, 2019, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference.

55

SA FUNDS – INVESTMENT TRUST

Proxy Voting

The Board has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust’s Funds:

1.	Policy

It is the policy of the Board to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Sub-Adviser, subject to the Board’s continuing oversight (the “Policy”).

2.	Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Sub-Adviser, to which the authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Funds. Every reasonable effort shall be made by the Sub-Adviser to vote each Fund’s proxies. However, the Sub-Adviser shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Fund.

3.	Proxy Voting Services

The Sub-Adviser may engage an independent proxy voting service to assist it in the voting of each Fund’s proxies. Such a service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

4.	Conflicts of Interest

The proxy voting guidelines of the Sub-Adviser shall address the procedures it would follow with respect to conflicts of interest.

5.	Procedures

The following are the procedures adopted by the Board for the administration of the Policy:

a.

Review of Sub-Adviser Proxy Voting Procedures. The Sub-Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

b.

Voting Record Reporting. No less than annually, the Sub-Adviser shall report to the Board with respect to proxies voted on behalf of the Funds. A copy of the proxy voting record for the Funds shall be provided to the Board upon request. With respect to those proxies that the Sub-Adviser has identified as involving a conflict of interest, the Sub- Adviser shall report to the Board the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

c.

Voting Proxies of Underlying Funds of a Fund of Funds. With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

6.	Revocation

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

7.	Annual Filing

The Sub-Administrator shall file an annual report on behalf of the Trust of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Update History:
July 1, 2003;
November 30, 2011;
June 14, 2014;
June 9, 2015

A-1

Appendix B

EXHIBIT A
PROXY VOTING GUIDELINES

APPENDIX

Effective February 1, 2019

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.
DIMENSIONAL JAPAN LTD.
DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”), Dimensional Japan Ltd. (“DFAJ”) and Dimensional Ireland Limited (“DIL”) (Dimensional, DFAL, DFAA, DFAP, DFAJ and DIL are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

The Advisors may take social concerns into account when voting proxies for socially screened portfolios and accounts and may take environmental concerns into account when voting proxies for sustainability screened portfolios and accounts, as further described in the Guidelines. The Advisors may also take social or environmental concerns into account when voting proxies for other portfolios and accounts that do not have social or sustainability screens if the Advisors believe that a social or environmental issue may have material economic ramifications for shareholders, also as further described in the Guidelines.

The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.2 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
____________________

[1]	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).
[2]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

EXHIBIT A
PROXY VOTING GUIDELINES

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional seeks to act in the interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any social and sustainability guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional's global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1.	There are problematic audit-related practices;
2.	There are problematic compensation practices or persistent pay for performance misalignment;
3.	There are problematic anti-takeover provisions;
4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.	The board has failed to adequately respond to shareholder concerns;
6.	The board has demonstrated a lack of accountability to shareholders.

Dimensional also considers the following when voting on directors:
1.	Board independence
2.	Director attendance
3.	Director capacity to serve
4.	Board composition

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions
We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related party transactions should be minimized. When such transactions are determined to be fair to the company and its shareholders in accordance with the portfolio company’s policies and governing law, should be thoroughly disclosed in public filings.

Equity Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company's historical use of equity, and the particular plan features.

Executive Compensation
Dimensional supports compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such compensation.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Compensation
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Shareholder Proposals
When evaluating shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Dimensional’s Approach to Environmental and Social Issues

Dimensional believes that portfolio company boards are best positioned to address environmental & social (E&S) issues within their duties. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may support shareholder proposals and may also vote against or withhold voting from directors individually, committee members, or the entire board.

For sustainability-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain environmental issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from environmental issues. For socially-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain social issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from social issues.

Proxy Voting Principles for the United States

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1.	Problematic audit-related practices;
2.	Problematic compensation practices or persistent pay for performance misalignment;
3.	Problematic anti-takeover provisions;
4.	Material failures of governance, risk oversight, or fiduciary responsibilities;
5.	Failure to adequately respond to shareholder concerns;
6.	Lack of accountability to shareholders.

Dimensional also considers the following when voting on directors at portfolio companies:
1.	Director attendance - Board members should attend at least 75% of meetings.
2.	Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Classified Boards
 We believe that shareholders should be given the right to vote on the entire slate of directors on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies, and will oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

CEO/Chair
Dimensional believes that the portfolio company boards are best placed to determine whether the separation of roles is appropriate and will generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

However, at portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Board Size
Dimensional generally believes that portfolio company boards are best positioned to determine an appropriate size, and therefore will generally defer to the board in setting its size. However, Dimensional will oppose proposals to alter board structure or size in the context of a fight for control of the company or the board.

Age/Term Limits
Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy.

Poison Pills
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors that put a pill in place without first obtaining shareholder approval. Votes against directors may extend beyond the company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will vote against proposals seeking to implement a supermajority vote requirement and for proposals seeking the adoption of a majority vote standard.

Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.

Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a company’s bylaws. Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.

Exclusive Forum
Dimensional is generally supportive of management proposals to adopt an exclusive forum for shareholder litigation.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against Audit Committee members in instances of fraud, material weakness, or significant financial restatements.

Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the company's historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment.

Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

●	multi-year guaranteed bonuses
●	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
●	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay
Executive compensation in the United States in typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a company's compensation plan in a year where the plan is not on the ballot, Dimensional may vote against members of the Compensation Committee.

Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives.

Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Remuneration of Directors
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers and Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights.

Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Dimensional will vote against directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Implementation of a dual-class structure prior to or in connection with an IPO may not per se warrant a vote against directors but will be considered on a case-by-case basis.

Shareholder Proposals
When evaluating shareholder proposals, including proposals on environmental and social issues, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding those appointed pursuant to French law) should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees.

Dimensional prefers the role of chairman and CEO to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Germany
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding employee-elected representatives) should be independent.

Absent exceptional circumstances, Dimensional expects the role of chairman and CEO to be separated and will vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Switzerland
For all companies, boards should be at least one-third independent; for non-controlled companies, at least half of board members should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees. Additionally, Dimensional expects these committees to be majority independent and will vote against non-independent nominees if their election would result in the committee being less than majority independent.

Dimensional expects the role of chairman and CEO to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Proxy Voting Principles for Australia

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will vote against executive directors, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members if there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the company's history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third-parties.

Dimensional may vote against plans that do not include limitations on the company's ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company's constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation
Dimensional will support non-executive director remuneration that is reasonable in both size and composition relative to industry and market norms.

Dimensional will vote against components of non-executive director remuneration that are likely to impair a director's independence, such as options or performance-based remuneration.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors should be independent outsiders.

Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans exceeds 5 percent for mature companies or 10 percent for growth companies.

Dimensional will vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the company's overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company's balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company's articles to expand the company's business activities.

Appendix C

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Corporate Long-Term Issue Ratings:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

C-1

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd.’s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

C-2

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

C-3

S&P’s Short-Term Issue Credit Ratings:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

C-4

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

C-5

SA FUNDS – Investment Trust
SA Worldwide Conservative Fund (_____)
SA Worldwide Equity Fund (_____)

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2019

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to each of the no-load mutual funds listed above (each a “Fund” and together, the “Funds”), which are series of SA Funds - Investment Trust (the “Trust”). This SAI is not a prospectus and should be read only in conjunction with the SA Worldwide Conservative Fund and SA Worldwide Equity Fund’s prospectus dated October 28, 2019 (the “Prospectus”). Financial statements for the Funds are not available because, as of the date of this SAI, these Funds have no financial information to report. A copy of the Prospectus, Annual Report or Semi-Annual Report (when available) may be obtained by calling (844) 366-0905.

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectuses in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectuses do not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

ii

HISTORY AND GENERAL INFORMATION

The Trust, a Delaware statutory trust, was organized on June 16, 1998.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust to offer separate portfolios of shares of beneficial interest and different classes of shares. The Trust currently offers Investor Class shares and Select Class shares of beneficial interest, of the following twelve separate portfolios (each, a “Fund” and collectively, the “Funds”) with the exception of SA Worldwide Conservative Fund, SA Worldwide Moderate Growth Fund and SA Worldwide Equity Fund, which each currently only offer a single share class. The Trust may create additional series and classes from time to time.

SA Worldwide Moderate Growth Fund (the “Worldwide Moderate Growth Fund”)

SA Worldwide Conservative Fund
SA Worldwide Equity Fund
(each, an “Allocation Fund” and collectively, the “Allocation Funds”)

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

(each, an “SA Fund” and collectively, the “SA Funds”)

BAM Advisor Services, LLC (the “Adviser”) serves as the investment adviser to the Funds, and provides administrative and certain other services to each of the Funds.

Dimensional Fund Advisors LP, a Delaware limited partnership (“Dimensional”), serves as the sub-adviser (the “Sub-Adviser”) to each of the SA Funds except the Allocation Funds.

Foreside Financial Services, LLC (the “Distributor”) is the distributor of shares of the Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT STRATEGIES AND RISKS

The Allocation Funds operate under a “fund of funds” structure, under which they employ different asset allocation strategies by purchasing shares of the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund in different proportions in accordance with each Allocation Fund’s investment objective and strategies set forth in its Prospectus.

Each of the SA Funds is diversified under the federal securities laws and regulations. Although the Allocation Funds are not diversified, they invest mainly in the SA Funds (except the SA International Small Company Fund).

In general, the investment strategies, investments and risks described below directly apply to the SA Funds. They indirectly apply to the Allocation Funds through their investments in the SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund and may apply directly in the event an Allocation Fund engages in such investment strategies or makes such investments directly. Throughout this “Investment Strategies and Risks” section, references to the Adviser refer to the Adviser as adviser to the Allocation Funds and references to the Sub-Adviser refer to the Sub-Adviser as sub-adviser to the SA Funds.

1

Each Fund’s investment objective (goal) is a non-fundamental policy and may be changed without the approval of the Fund’s shareholders. There can be no assurance that a Fund will achieve its investment objective (goal).

Borrowing. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. This borrowing may be unsecured. The Funds do not borrow for investment purposes. The 1940 Act requires the Funds to maintain continuous asset coverage of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities it owns.

Cybersecurity Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or significant financial loss. They may also cause a Fund to violate applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Adviser and its affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since the Adviser does not control the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), or those of the issuers of securities in which the Funds invest. There is also a risk that cybersecurity breaches may not be detected.

Depositary Receipts. Each Fund (other than SA U.S. Fixed Income Fund and SA Global Fixed Income Fund) may purchase American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The SA International Value Fund, the Underlying DFA Funds (as defined below), SA Emerging Markets Value Fund and each Allocation Fund may also purchase International Depositary Receipts (“IDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other types of depositary receipts or multi-listed securities. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. Depositary receipts are generally subject to the same risks as the foreign securities they evidence or into which they may be converted, including currency risk and risks of foreign investing.

2

Exchange-Traded Funds. Each Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company registered as an open-end management company, unit investment trust or other pooled investment vehicle that generally has a principal investment strategy to track or replicate a desired index, such as a sector, market or global segment. ETFs are primarily passively managed and traded similar to a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its reference index. The risk of not correlating to the index is an additional risk to the investors of ETFs. The share price of an ETF may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an ETF may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. When a Fund invests in an ETF, shareholders of the Fund indirectly bear their proportionate share of the ETF’s fees and expenses.

Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, as discussed under “Investment Company Securities” below. However, many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit other investment companies (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs.

Foreign Currency Transactions. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

Each Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. In addition, a Fund may, from time to time, enter into a forward contract to transfer balances from one currency to another currency. The S.A. Global Fixed Income Fund may also enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates. This Fund may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it expires. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser and Sub-Adviser each believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

3

Each Fund may enter into forward contracts for any other purpose consistent with its investment objective and program. No Fund will enter into a forward contract, or maintain exposure to any such contract, if the amount of the foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a forward contract, a Fund may net offsetting positions.

At the maturity of a forward contract used for hedging purposes, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or initiate a new forward contract.

If a Fund enters into a forward contract transaction, the Fund will realize a gain or a loss (as described below) to the extent that there has been movement in foreign exchange prices since the time the contract was entered into. Should a foreign currency depreciate during the period between a Fund’s entering into a forward contract for the sale of the foreign currency, the Fund will realize a gain. Should a foreign currency appreciate during that period, the Fund will suffer a loss.

A Fund’s dealing in forward contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward contracts for different purposes and under different circumstances. Of course, no Fund is required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be noted that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Not all of the notional amount of currency exposure may be hedged at any given time. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The federal tax treatment of a Fund’s investments in forward contracts is discussed in the section entitled “Taxes – Taxation of other Fund Investments – Hedging Transactions.”

Foreign Securities. The SA Global Fixed Income Fund, SA International Small Company Fund, SA International Value Fund, SA Emerging Markets Value Fund and each Allocation Fund may invest directly or indirectly in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

The Adviser and Sub-Adviser each endeavor to buy and sell foreign currencies on as favorable a basis as practicable; however, price spreads on currency exchange will be incurred each time currencies are sold or bought including when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would withhold portions of interest and dividends at the source or prevent a Fund from transferring cash out of the country. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

4

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to its shareholders by a Fund. The exchange rate between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell futures contracts and options on futures contracts to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions or purchase or sell futures contracts or options on futures contracts for equity securities and indices of its approved markets or other equity market securities or indices. The Funds, however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Initial margin requirements are established by the futures exchange, and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, changes in the contract value could reduce the required margin, resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits. Pursuant to published positions of the SEC, the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulations, enter into offsetting positions), in an account maintained with the Funds’ custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

5

A Fund may purchase and sell options on the same types of futures in which it may invest.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the option writer’s futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

Special Risks of Transactions in Options on Futures Contracts. The risks described above for futures contracts are substantially similar to the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers’ orders.

Additional Futures and Options Contracts. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading may involve risks that differ from those involved in the futures and options described above.

Liquidity Risk Management. Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the relevant Fund may increase such Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

6

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the relevant Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the relevant Fund without significant dilution of remaining investors’ interests in such Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other matters, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of a Fund’s investments in accordance with the Liquidity Program.

Investment Company Securities. Each Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies, ETFs or unit investment trusts. Generally, a Fund’s investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund and any companies it controls (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested in the aggregate more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Fund may rely to invest in other investment companies in excess of these limits, subject to certain conditions. Each Fund (other than SA International Small Company Fund and the Allocation Funds) currently intends to limit its investments in securities issued by other investment companies (excluding money market funds) within these statutory limitations. The SA International Small Company Fund and the Allocation Funds invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow each of them to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the acquiring investment company level may be reduced by the operating expenses and fees of the acquired investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, may trade on a stock exchange or over the counter at a premium or a discount to their NAV per share. Such a premium or discount may impact the performance of the Fund’s investment. Further, the securities of closed-end funds may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or such other collateral as may be agreed to in writing by the Funds and the securities lending agent from time to time. Depending on the type of securities loaned, a Fund will receive initial collateral valued at 100%, 102% or 105% of the market value of the loaned securities. The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to deliver additional collateral if the market value of the collateral is less than a specified minimum percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan. The borrower pays to the lending Fund an amount equal to any interest, dividends or other distributions received on loaned securities. The Fund retains a portion of the interest received on the investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund may pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to recall a loan at any time. The Fund does not have the right to vote securities while they are on loan, but the Fund may, in its discretion, recall a loan in anticipation of voting those proxies that the Fund has determined are material to its interests.

7

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees (the “Board” or the “Trustees”) has appointed State Street Bank and Trust Company as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list.

Money Market Instruments. Each Fund may invest from time to time in “money market instruments,” a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser or Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

The Funds may also purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser or Sub-Adviser deems the investment to involve minimal credit risk.

Mortgage-Backed Securities. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and the Allocation Funds may each invest in mortgage-backed securities (“MBS”). MBS represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as Government National Mortgage Association (“Ginnie Mae”)) or may be issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), as described in greater detail below). There can be no assurance that the U.S. government will provide financial support to its agencies or instrumentalities where it is not obliged to do so. MBS may also be issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Private MBS may be backed by U.S. government agency-supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government.

8

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.

MBS may have either fixed or adjustable interest rates. MBS are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing a Fund to have to reinvest in securities with a lower yield, which in turn results in a decline to the Fund’s income. Because many mortgages are repaid early, the actual maturity and duration of MBS are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall sharply, resulting in a decline to the Fund’s income.

Because of prepayment and extension risk, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Tax or regulatory changes may also adversely affect the MBS market. In addition, changes in the market’s perception of the issuer may affect the value of MBS.

MBS may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac (collectively, the “GSEs”). However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since 2010, the U.S. Treasury has provided such support, however, no assurance can be given that the U.S. government will continue to provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Accordingly, no assurance can be given that the GSEs will continue to be successful in meeting their obligations with respect to the debt and MBS they issue.

9

Non-Domestic Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and each Allocation Fund may each invest in non-domestic bank obligations. The SA Global Fixed Income Fund may invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits, which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; and Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks. The SA U.S. Fixed Income Fund and SA Global Fixed Income Fund may each invest in Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Eurodollar and Yankee dollar obligations may also be subject to certain sovereign risks, including the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; changes in the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Real Estate Investments. The SA Real Estate Securities Fund and each Allocation Fund may invest in securities issued by real estate companies. In addition to the risks associated with investing in equity securities, investments in real estate companies are also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential MBS, and real estate financings. Those instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the issuer’s management skill and creditworthiness. Real estate-related instruments also may be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

10

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent on management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, that Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price (“repurchase agreements”). Repurchase agreements generally are for a short period of time, usually less than a week. The Adviser or Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund’s custodian in an amount that is greater than the repurchase price. Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements will be held, as applicable, by a Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Certain repurchase agreements that a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a fund is able to obtain the approval of the bankruptcy court. Regulations adopted by prudential regulators (i.e. Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Farm Credit Administration and the Federal Housing Finance Agency) will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

11

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund will maintain cash, U.S. government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund’s custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Supranational Bank Obligations. The SA U.S. Fixed Income Fund, SA Global Fixed Income Fund and each Allocation Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

U.S. government Obligations. Each Fund may purchase obligations issued or guaranteed by the U.S. government or U.S. government agencies or instrumentalities. U.S. government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market conditions, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments remain near historical lows.

U.S. government agency securities are issued or guaranteed by U.S. government agencies, or by instrumentalities of the U.S. government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Sallie Mae (also known as SLM Corp. and, formerly, the Student Loan Marketing Association), the Federal Home Loan Banks and the Tennessee Valley Authority. Some U.S. government agency securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. government agency securities include U.S. government agency MBS (see “Mortgage-Backed Securities” above). The market prices of U.S. government agency securities are not guaranteed by the U.S. government and generally fluctuate inversely with changing interest rates.

Variable and Floating Rate Instruments. Each Fund may invest in variable and floating rate instruments, which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. Debt instruments may also be structured to have variable or floating interest rates. The interest rate on variable and floating rate instruments ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. To the extent applicable, variable and floating rate obligations purchased by a Fund may have stated maturities in excess of its maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice. This demand feature is not required if the instrument is guaranteed by the U.S. government or an agency or instrumentality thereof. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if an instrument is subject to a demand feature, will continuously monitor the financial ability of the issuer or guarantor of such instrument to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

12

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by a Fund, absent a reliable trading market, will be subject to the Fund’s limitation on illiquid investments if the Fund may not demand payment of the principal amount within seven days.

Warrants and Rights. Each Fund may purchase warrants or rights and also may acquire warrants or rights as a result of corporate actions involving holdings of other securities. Warrants and rights are privileges issued by corporations enabling the holders to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments (Delayed-Delivery Transactions). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (usually one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain debt obligations, including the money market instruments in which the Funds may invest, are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”), Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations (each an “NRSRO”) represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates.

13

Except as otherwise provided in the Prospectuses and this SAI, the Funds will only invest in fixed income securities rated at least “investment grade” at the time of purchase by at least one NRSRO. Investment grade debt securities are securities of medium to high quality that are rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or within one of the four highest ratings classes of another NRSRO or, if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. A complete list of ratings of corporate bonds and commercial paper by S&P, Moody’s and Fitch is attached hereto as Appendix B.

Commodity Pool Operator Exemption. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, as of the date of this SAI, the Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. Neither the Adviser nor the Sub-Adviser is deemed to be a “commodity pool operator” with respect to its service to the Funds.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union requires member countries to comply with restrictions on interest rates, deficits, debt levels, inflation rates and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the Euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The EU continues to face certain risks, including high government debt levels and possible default on or restructuring of sovereign debt in certain EU countries which may adversely impact European financial markets. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact equity markets in Europe as well as global markets more generally. Recent events in Europe have adversely affected the Euro’s exchange rate and value and may continue to impact the economies of every European country. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the EU in June 2016 (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiations on the terms of Brexit. The initial two-year period has been extended, and it is possible that the negotiation period may be further extended. However, it remains unclear whether negotiations will be successful and what form the future relationship between the United Kingdom and the EU will take. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on a Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom. If the United Kingdom exits the EU without reaching an agreement with the EU on the terms of its exit, the impact of Brexit may be heightened. In addition, other member states may contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Government Intervention in Financial Markets. Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of certain securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation may also change the way in which a Fund itself is regulated. Legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The value of each Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. In addition, it is not certain whether the U.S. government or any other governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

14

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the fundamental investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

1.

No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States government or its agencies or instrumentalities are not considered to represent industries).

2.

No SA Fund may, with respect to 75% of the Fund’s assets, invest more than 5% of the Fund’s assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or its agencies or instrumentalities.

3.

No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except that a Fund may borrow (i) amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and (ii) additional amounts for temporary or emergency purposes not exceeding 5% of its total assets.

4.

No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

5.

No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund’s total assets, provided that the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly-distributed debt obligations.

6.	No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

7.

No Fund may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

8.

No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

9.

No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by a Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Funds’ Prospectuses.

15

Non-Fundamental Limitations. Additional investment limitations adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that a Fund may not:

1.

Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities, which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

2.	Make investments for the purpose of exercising control or management; or

3.	Invest in other investment companies, except as permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.

Below is an additional non-fundamental policy adopted by the Funds:

The SA Worldwide Equity Fund must under normal circumstances invest, through its investments in the SA Funds and other investments, if any, at least 80% of its net assets (taken at market value at the time of purchase) in equity securities.

None of the above fundamental or non-fundamental limitations is intended to prevent any Fund from investing all or substantially all of its investable assets in the shares of another registered, open-end investment company in a master-feeder relationship in accordance with the terms and conditions of the 1940 Act and the rules thereunder.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s assets will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

POLICIES ON DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Trust’s Board of Trustees have adopted a Policy on Disclosure of Portfolio Holdings (the “Disclosure Policy”), which is intended to protect the confidentiality of the Funds’ portfolio holdings information and to prevent the selective disclosure and misuse of such information. Divulging non-public portfolio holdings information to third parties is permissible only when a Fund has a legitimate business purpose for doing so and only if the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

General Rule

No information concerning the portfolio holdings of any Fund may be disclosed to any third party except as provided below.

Individuals Empowered to Authorize Disclosure

The Trust’s Chief Compliance Officer may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds as further provided below.

The Adviser is responsible for administering the release of the Funds’ portfolio holdings information. Until particular portfolio holdings information has been made publicly available, and except as otherwise permitted by the Disclosure Policy, no such information may be provided to any party without the written approval of the Trust’s Chief Compliance Officer, which approval is subject to the conditions described below. It is prohibited for the Trust, the Adviser, the Adviser’s affiliates or any other person to receive compensation in connection with their disclosure of the Funds’ portfolio holdings information.

16

Disclosure to Service Providers

Any and all current non-public portfolio information as frequently as daily as part of the legitimate business activities of the Funds may be disclosed to the Trust’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, subject to duties of confidentiality imposed by law and/or contract. Such service providers may include, without limitation, the Adviser and the Sub-Adviser, distributor, custodian, fund accountants, administrator, sub-administrator, securities lending agent, transfer agent, independent public accountants, proxy voting firm, financial printer and counsel to the Trust and the non-interested Trustees of the Board. The Board of Trustees has determined that disclosure of portfolio holdings information to such service providers fulfills a legitimate business purpose and is in the best interest of the Funds’ shareholders. The Trust’s Chief Compliance Officer may determine to add authorized recipients only if he or she first determines that the standards under the Disclosure Policy have been met prior to such disclosure. The Adviser will monitor a recipient’s use of non-public portfolio holdings information and, when appropriate, use its best efforts to enforce any agreements or law relating to the use of such information.

Publicly Available Information

Each Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as the requirement to file periodic portfolio disclosure with the SEC. A Fund’s portfolio holdings information is publicly available at the time such information is filed with the SEC.

The Adviser may publicly disclose all month-end portfolio holdings of all Funds after a 30-day delay. For example, the December 31st portfolio holdings may be publicly disclosed on January 30th. Any period of delay that ends on a weekend or other non-business day may be extended to the next following business day (but may not be accelerated to an earlier day). It is the responsibility of the Adviser to monitor regulatory guidance to ensure it uses permissible means to publicly disclose the Funds’ portfolio holdings information.

The Adviser may provide portfolio holdings information to rating agencies such as Broadridge Financial Solutions, and the independent financial advisors that utilize the Adviser’s services, through a password-protected website. These arrangements to provide information to the rating agencies and financial representatives must be in accordance with the minimum 30-day disclosure delay.

Analytical Information

The Adviser may distribute the following information concerning each Fund’s month-end portfolio holdings prior to the 30-day delay period for disclosure of portfolio holdings; provided that (a) at least 15 calendar days have elapsed since the month-end to which the information relates and (b) the information has been made publicly available via the Funds’ website or otherwise (but not earlier than the 15 calendar day restriction).

●	Top Ten Holdings. Top ten holdings and the percentage of the Fund’s total net assets that such aggregate holdings represent.
●	Sector Holdings. Sector information and the percentage of the Fund’s total net assets held in each sector.
●	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding. Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

Press Interviews, Broker Discussions, etc.

Officers or employees of the Adviser or the Trust may disclose or confirm portfolio holdings information, including the ownership of any individual portfolio holding position to the media, brokers, shareholders, consultants or other interested persons only if such information previously has been made publicly available in accordance with the Disclosure Policy.

17

Confidential Dissemination of Portfolio Holdings

There are individuals and entities that may request information regarding the Funds’ portfolio holdings earlier than the information becomes publicly available. The Trust’s Chief Compliance Officer may, on a case-by-case basis, determine to permit such non-public disclosure of portfolio holdings information before the expiration of the applicable disclosure delay periods identified above; provided that (a) there is a legitimate business purpose for such disclosure and (b) the party receiving such information is subject to a duty to treat such information confidentially and a duty not to trade on such information. In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, the Trust’s Chief Compliance Officer should consider whether the disclosure is in the best interests of Fund shareholders and whether any conflicts of interest exist. The recipient must sign a written confidentiality agreement, or the Adviser must provide a written notice to the recipient, providing that the non-public portfolio holdings information (a) must be kept confidential, (b) may not be used to trade such portfolio holdings or to purchase or redeem shares of the Fund and (c) may not be disseminated or used for any purpose other than that referenced in the written agreement or notice.

Additional Restrictions

Notwithstanding anything herein to the contrary, the Trust’s Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio holdings information beyond the restrictions found in the Disclosure Policy.

Waivers of Restrictions

The Disclosure Policy may not be waived, and no exceptions to the Disclosure Policy may be made, without the consent of the Trust’s Chief Compliance Officer. Any such consents to waivers or exceptions shall be documented.

Conflicts of Interest

The Trust’s Chief Compliance Officer and the Adviser will monitor and review any potential conflicts of interest between the Funds’ shareholders and affiliated persons of the Trust or the Adviser, including any of the Funds’ service providers, that may arise from the potential release of the Funds’ non-public portfolio holdings information. Such potential conflicts of interest will be addressed by the Trust’s Chief Compliance Officer based on the best interests of the Funds’ shareholders.

Board of Trustees Review

The Board of Trustees oversees the implementation of the Disclosure Policy and shall receive reports from the Trust’s Chief Compliance Officer relating to (1) the addition of any new service provider or other third party as an authorized recipient of a Fund’s non-public portfolio holdings, (2) any material violations of the Disclosure Policy (3) any waivers of or exceptions to the Disclosure Policy, and (4) any potential conflicts of interest and the resolution of such matters.

Disclosures Required by Law

Nothing contained in the Disclosure Policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, the Adviser, the Trust, or any of their affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F), respond to requests from regulators and comply with any valid subpoena.

MANAGEMENT OF THE TRUST

BOARD OF THE TRUST

Board Composition and Leadership Structure. The Board is responsible for managing the business and affairs of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. During the fiscal year ended June 30, 2019, the Board held five meetings, and each Board member attended 100% of such meetings and of meetings of the committees on which he served during the periods that he served.

18

The Board has three members, none of whom are “interested persons” of the Adviser, including its affiliates, the Sub-Adviser or the Trust (the “Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser and the Sub-Adviser at scheduled meetings and at special meetings as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee is also a member of the Audit Committee and the Governance and Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Bryan W. Brown to act as Chairman of the Board. The Chairman’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for Board communications. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser, the Adviser’s affiliates and the Sub-Adviser provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board's Oversight Role in Management. The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds, which includes the responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser, Sub-Adviser and other service providers, the Trust's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser, the Sub-Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board's oversight role does not make the Board a guarantor of the Funds' investments or activities.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

19

Number of
Name,	Position(s) Held		Portfolios in	Other
Address(1)	with Trust and		Fund Complex	Trusteeships/
and	Length of Time	Principal Occupation(s)	Overseen by	Directorships
Year of Birth	Served (2)	During Past 5 Years	Trustee	Held
Trustees:
Bryan W. Brown	Trustee	Self-Employed Management	10	Director/Officer,
	(since	Consultant (financial and		Kilohana Martial
Year of Birth:	April 1999)	technological systems)		Arts Association
1945		(since 1992); Chief Financial		(since June 2018).
	Chairman	Officer, Bioexpertise, Inc.
	(since	(physician’s web-based
	December 2004)	continuing education) (2003-
2014); Chief Financial
Officer, ONTHERIX, INC. (a
pharmaceutical development
company) (since 2008-
2014).

Charles M.	Trustee	Managing Partner, Tiburon	10	Director,
Roame	(since June	Strategic Advisors &Tiburon		Envestnet, Inc.
	2012)	Partners Fund (investor in		(provider of
Year of Birth:		and advisor to FinTech and		technology &
1965		financial services		investment
		companies)		management
		(since April 1998).		solutions) (since
August 2011).
Director, Edelman
Financial Engines
(provider of
financial planning
& investment
advisory services)
(since January
2014); Director,
FacetWealth
(provider of
financial planning
services) (since
February 2018).

Harold M. Shefrin	Trustee	Faculty member, Santa	10	Trustee, Litman
	(since April	Clara University (since		Gregory Funds
Year of Birth:	1999)	1978).		Trust (5 portfolios)
1948				(since February
2005).
____________________

(1)	The address of each Trustee is: BAM Advisor Services, LLC, 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Information about each Board member below describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses, which the Board believes has prepared them to be effective Board members.

20

●	Bryan W. Brown – Mr. Brown is a self-employed management consultant for financial and technological systems since 1992. In addition to that role he has served as the Chief Financial Officer for various companies in the biotechnology, pharmaceutical and life science industries.

●	Charles M. Roame – Mr. Roame has worked as a strategic consultant to financial service companies for approximately 20 years. He also serves on the Board of Directors of Edelman Financial Engines, Envestnet, Inc., and FacetWealth, and has served on the boards of other financial services companies.

●	Harold M. Shefrin – Mr. Shefrin has served as a Professor of Finance at Santa Clara University since 1978. He also serves on the Board of Trustees of another mutual fund complex.

ADDITIONAL INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The Board has an Audit Committee consisting of all of the Independent Trustees. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes and its internal control over financial reporting; oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit; and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2019.

The Board has a Governance and Nominating Committee consisting of all of the Independent Trustees. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee does not consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2019.

COMPENSATION TABLE

For their services as Trustees, each Independent Trustee receives a $100,800 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings. The Chairman of the Board receives an additional $10,080 per year in compensation from the Trust. Prior to January 1, 2019, each Independent Trustee received a $96,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and Committee meetings, and the Chairman of the Board received an additional $9,600 per year in compensation from the Trust. Trustees who are “interested persons” of the Trust (of which there currently are none) and the executive officers of the Trust receive no compensation from the Trust for their respective services as trustees and officers. The following table summarizes the compensation paid by the Trust to each Independent Trustee in the fiscal year ended June 30, 2019.

			Aggregate
	Compensation from	Pension or Retirement	Compensation from
Name of Trustee	the Trust	Benefits	the Fund Complex(1)
Bryan W. Brown	$108,240	None	$108,240
Harold M. Shefrin	$98,400	None	$98,400
Charles M. Roame	$98,400	None	$98,400
____________________

(1)	At June 30, 2019, the Fund Complex consisted of the ten SA Funds.

21

TRUSTEE OWNERSHIP OF FUND SHARES

The Allocation Funds have not yet commenced operations. Therefore, the Trustees or any of their immediate family members did not own beneficially or of record any of the outstanding shares of the Allocation Funds as of December 31, 2018.

Aggregate Dollar Range of Equity Securities in the Trust
and All Registered Investment Companies in the Family of
Name of Trustee	Investment Companies Overseen by the Trustees[1]
Bryan W. Brown	Over $100,000
Harold M. Shefrin	Over $100,000
Charles M. Roame	Over $100,000
____________________

[1]	Valuation as of December 31, 2016.

In addition, as of December 31, 2018, no Trustee or any of their immediate family members had any direct or indirect material interest in, the Adviser or the Distributor or any person controlling, controlled by or under common control with such persons. Mr. Roame is a director of Envestnet, Inc., which provides back-office technology platform services to the Adviser. Mr. Roame is also the managing partner of Tiburon Strategic Advisors (“Tiburon”). The Adviser has purchased off-the-shelf research reports from and attended conferences sponsored by Tiburon. The aggregate fees paid by the Adviser to Tiburon during the two most recently completed calendar years did not exceed $120,000.

OFFICERS OF THE TRUST

Name,	Position(s) Held
Address(1)	with Trust and
and	Length of Time
Year of Birth	Served(2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	Chairman, Advisor Services, BAM Advisor Services, LLC (since November 2018); (since November 2018); President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (2009 – 2018); President and Chief Executive Officer, Loring Ward Holdings, Inc. (2008 – 2018); President and Chief Executive Officer, Loring Ward Group Inc. (2009 – 2016); President and Chief Executive Officer, The Wealth Management Alliance LLC (2013 – November 2018).

Michael Clinton Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).	President, Advisor Services, BAM Advisor Services, LLC; (since November 2018); Chief Financial Officer and Treasurer, LWI Financial Inc. and Loring Ward Securities Inc. (2009 – 2018); Chief Financial Officer and Treasurer, Loring Ward Holdings, Inc. (2009 –2018); Chief Financial Officer and Treasurer, Chief Operating Officer, Loring Ward Group Inc. (2009 – 2016); Chief Operating Officer, Loring Ward Holdings, Inc. (2009 – 2016); Chief Financial Officer and Treasurer, The Wealth Management Alliance LLC (2013 – November 2018).

Salvatore Papa, Esq. Year of Birth: 1977	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since January 2019).	General Counsel and Chief Compliance Officer for Buckingham Asset Management, LLC and BAM Advisor Services, LLC (since 2015); Partner and Director for Ascendant Compliance Management, Inc. (2007 – 2015).

22

Name,	Position(s) Held
Address(1)	with Trust and
and	Length of Time
Year of Birth	Served(2)	Principal Occupation(s) During Past 5 Years
Marcy Tsagarakis Year of Birth: 1971	Secretary (since June 2006).	Vice President, Fund Administration, BAM Advisor Services, LLC; (since November 2018); Vice President, Fund Administration, LWI Financial Inc. (2005 - 2018).
____________________

(1)	The address of each officer is BAM Advisor Services, LLC, 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.

(2)	The Trust’s officers are appointed annually by the Board.

CODES OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics, filed as an exhibit to the registration statement, of which this SAI is a part, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

Allocation Funds

As owners of certain of the SA Funds, the Allocation Funds, the Adviser, or the Trust (on behalf of the Allocation Fund) will vote proxies in the same proportion as the vote of all other holders of such SA Funds.

When applicable, information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available on or about August 31st (1) without charge, upon request, by calling the Funds at (844) 366-0905 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Allocation Funds have not yet commenced operations, and therefore the Trust does not know of any persons who own, beneficially or of record more than 5% of the outstanding shares of the Allocation Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has no employees. To conduct its day-to-day activities, the Trust has hired a number of service providers. Each service provider performs a specific function on behalf of the Trust, as described below.

INVESTMENT ADVISER

The Trust, on behalf of the Allocation Fund, has entered into an Investment Advisory and Administrative Services Agreement with the Adviser. The Trust, on behalf of the SA Funds, has entered into a separate Investment Advisory and Administrative Services Agreement with the Adviser (each such agreement, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). The Adviser is an indirect, wholly-owned subsidiary of Focus Financial Partners, Inc. (“Focus”), a partnership of independent fiduciary wealth management firms, based in St. Louis, Missouri.

23

Each Investment Advisory Agreement has an initial term of two years from its effective date with respect to a Fund and continues in effect with respect to such Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. Each Investment Advisory Agreement is terminable with respect to a Fund by a vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. Each Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Allocation Funds

Pursuant to the Investment Advisory Agreement for the Allocation Funds, the Adviser is responsible for the management of all assets of the Allocation Funds, including allocation decisions among the SA Funds in which the Allocation Funds invest.

The management fee for the Allocation Funds has two components. For the advisory services provided, the Allocation Funds are not obligated to pay a management fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its investment advisory services related to any other assets, the Adviser is entitled to receive from each Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The shareholder servicing fee for the Allocation Funds has two components. For the shareholder services provided, the Allocation Funds are not obligated to pay a shareholder servicing fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its shareholder services related to any other assets, the Adviser is entitled to receive from each Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.25% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The administration fee for the Allocation Funds has two components. For the administrative services provided, the Allocation Funds are not obligated to pay an administration fee for assets invested in the SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. For its administrative services related to any other assets, the Adviser is entitled to receive from each Allocation Fund a fee computed daily and payable monthly at an annual rate of: 0.10% of the average daily net assets of the Allocation Fund’s assets invested in such investments.

The Adviser has contractually agreed, pursuant to a Fee Waiver and Expense Reimbursement Letter Agreement (the “Allocation Funds Fee Waiver Agreement”), to waive the fees payable to it under the Investment Advisory Agreement for the Allocation Funds and/or to reimburse the operating expenses allocated to an Allocation Fund so that the Allocation Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Allocation Fund’s investments in the SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. The Allocation Funds Fee Waiver Agreement will remain in effect until July 1, 2025, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Salvatore Papa and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

Since the Allocation Funds have not yet commenced operations, no fees were paid to the Adviser during the last three fiscal years.

24

DISTRIBUTOR

Foreside Financial Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Adviser or any other service provider for the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enters into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to investors by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its investors, will be the shareholder of record, although investors may have the right to vote shares depending upon their arrangement with the intermediary.

The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for fund distribution services and for licensing of registered employees but pays no other fees for other distribution-related services (including Rule 12b-1 fees).

SHAREHOLDER SERVICING AGENT

Under a Shareholder Service Agreement with the Trust, the Adviser acts as a Shareholder Servicing Agent and performs various services for the Funds including among other things, maintaining a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; if requested by independent advisers, arranging for the purchase, exchange, redemption, or transfer of Fund shares in conjunction with the shareholder’s custodian of record and/or maintaining a technological platform whereby shareholders can access up-to-date information related to their respective holdings in a Fund; addressing shareholder communications brought to the Adviser’s attention; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Trust may reasonably request. For these services, the Adviser is paid a service fee that is calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets of each SA Fund. Because the Allocation Funds are invested in the SA Funds, no fee is charged to the Allocations Funds for shareholder servicing. The reports and other information mentioned above are available to shareholders and may be obtained by calling (844) 366-0905.

SUB-ADMINISTRATOR

State Street Bank and Trust Company (“State Street”), whose principal business address is 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as the sub-administrator for the Trust, pursuant to a Second Amended and Restated Sub-Administration Agreement with State Street (the “Sub-Administration Agreement”) with the Adviser and the Trust.

25

Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. For providing these services, State Street receives a fee calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.02% of the first $1.5 billion of net assets and 0.0175% of net assets over $1.5 billion. There is a minimum annual charge of $70,000 per Fund.

Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a Fund to pay less than the minimum annual charge.

Since the Allocation Funds have not yet commenced operations, no fees were paid to the Sub-Administrator during the last three fiscal years.

CUSTODIAN

State Street, John Adams Building, 1776 Heritage Drive, North Quincy, MA 02171 is the custodian of each Fund’s assets pursuant to a Custodian Contract with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custodian Contract, State Street (i) holds and transfers portfolio securities of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on each Fund’s securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds’ operations.

TRANSFER AND DIVIDEND-DISBURSING AGENT

The Trust has hired DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, MO, 64105 to serve as the transfer and dividend-disbursing agent for the Funds. In addition, the Trust and/or the Distributor have entered into arrangements whereby authorized intermediaries administer omnibus accounts for indirect shareholders of the Funds. The Trust and/or the Adviser may pay certain such intermediaries for these services.

COUNSEL

The law firm of Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, serves as the independent registered public accounting firm for the Trust, providing audit services for the Funds’ annual financial statements.

PORTFOLIO MANAGERS

Allocation Funds

Each Allocation Fund is collectively managed by the Investment Committee of the Adviser, portfolio managers and trading personnel. The portfolio managers implement the policies and procedures established by the Investment Committee of the Adviser. The portfolio managers also make daily investment decisions regarding the Allocation Funds based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts with respect to the day-to-day management of each Allocation Fund.

Sheldon McFarland, Vice President of Portfolio Strategy & Research

Investments in Each Allocation Fund

As of September 30, 2019, Sheldon McFarland and his immediate family did not own shares of any Allocation Fund.

26

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by the Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Allocation Funds or other accounts that the portfolio managers manage or on the value of assets held in the Allocation Funds or certain of the SA Funds. The Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary. Each portfolio manager is paid a base salary. The Adviser considers the factors described above to determine each portfolio manager’s base salary.

Annual Bonus. Each portfolio manager may receive a bonus that is determined by the Adviser based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of Focus as determined from time to time by the Board of Directors of Focus or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

Other Managed Accounts

In addition to the Allocation Funds, each portfolio manager manages (1) other U.S. registered investment companies advised or sub-advised by the Adviser, (2) other pooled investment vehicles that are not U.S. registered mutual funds and/or (3) other accounts managed for organizations and individuals. The following table sets forth information regarding the total accounts for which each portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

Number of Accounts Managed and Total
Name of Portfolio Manager	Assets by Category as of June 30, 2019
Sheldon McFarland	No other accounts managed.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to an Allocation Fund and other accounts. Other accounts include registered mutual funds (other than the Funds covered by this SAI), other unregistered pooled investment vehicles, and/or other accounts managed for organizations and individuals (collectively, “Accounts”). Potential conflicts of interest may arise for a portfolio manager that is responsible for the management of multiple Accounts. Such Accounts may have similar investment objectives to an Allocation Fund, and therefore may purchase, hold, or sell securities that may also be held by an Allocation Fund. Management of multiple independent Accounts with similar investment objectives and/or security positions has the potential to require disparate commitments of time by a portfolio manager across the Accounts, and to result in different asset allocation decisions by a portfolio manager.

Because most Accounts managed by the portfolio managers utilize the same or similar investment strategy as the investment strategy applied to the Allocation Funds, the Adviser believes that the potential conflicts of interest described above have been reasonably mitigated. Most Accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of the Allocation Funds. The Adviser’s overall investment philosophy is generally applicable to all Accounts it manages. Furthermore, the Adviser has in place policies and procedures reasonably designed to identify, address, and mitigate potential conflicts of interest. The Adviser’s Code of Ethics also addresses potential conflicts of interest as they relates to the personal securities transactions of the Adviser’s employees, supervised persons, and portfolio managers. However, there is no guarantee that these procedures will detect each and every situation in which a conflict arises.

27

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Allocation Funds do not incur any brokerage costs in connection with their purchases or redemption of shares of the SA Funds.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The Allocation Funds have not yet commenced operations, and thus have no portfolio turnover to report.

INFORMATION CONCERNING SHARES

The Trust is a Delaware statutory trust. Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.

In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund that are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of a plurality of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable by the Trust.

Shareholder meetings to elect Trustees will not be held unless and until such time as determined by the Trust or required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Shareholder meetings shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions are discussed in the Funds’ Prospectuses, and such information is incorporated herein by reference.

The Funds will be open on days that the New York Stock Exchange (the “NYSE”) is open and will generally be closed on days that the NYSE is closed. As of the date of this SAI, the NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (also known as Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase and redemption requests will not be processed on days the Funds are closed.

Retirement Plans. Shares of any Fund may be purchased in connection with various types of tax-advantaged retirement plans, including individual retirement accounts (“IRAs”), Roth IRAs, 401(k) plans and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. An annual custodial fee is also charged on certain retirement plans. This custodial fee is generally due by December 15 of each year and may be paid by check or shares liquidated from a shareholder’s account.

28

In-Kind Purchases. Payment for shares may, in the discretion of the Adviser or Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment, please contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds, (b) are acquired for investment and not for resale, (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets, (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. The Fund must also receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it and (ii) the securities are in proper form for transfer to the Fund.

Redemption In-Kind. Redemption proceeds are normally paid in cash; however, each Fund reserves the right to pay the redemption price in whole or part by a distribution in-kind of securities from the portfolio of the particular Fund, in lieu of cash. Redemption in-kind will be made in conformity with applicable rules of the SEC taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Board of Trustees determines to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the class’ net asset value during any 90-day period. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. In addition, redemption in portfolio securities generally will be a taxable event which will generate a capital gain or loss, and special rules may apply when determining gain or loss. See “Distributions and Taxes – Taxes on Distributions” in each Prospectus, and “Taxes – Taxation on Disposition of Shares” in this SAI.

Other Redemption Information. The Funds reserve the right to suspend or postpone redemptions during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (iv) an emergency exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Funds may involuntarily redeem an investor’s shares if the aggregate net asset value of such investor’s holding in the Funds is less than $5,000, provided that involuntary redemptions will not result from fluctuations in the value of an investor’s shares. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the NAV at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $5,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Abandoned Property. It is the responsibility of a shareholder to ensure that the Trust maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Trust. If the Trust is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Trust is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

TAXES

The following section summarizes certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. This discussion is based upon provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities as of the date of this SAI, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences thereof arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

29

TAX STATUS OF THE FUNDS

Each Fund (which is treated as a separate corporation for federal tax purposes) intends to continue to qualify to be taxed each taxable year as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). As such, a Fund will not be subject to federal income tax on its net investment income and realized net capital gains that it distributes as dividends to its shareholders, provided that it distributes at least 90% of its investment company taxable income (if any) -- consisting generally of taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), if any, all determined without regard to any deductions for dividends paid -- for the taxable year (the “Distribution Requirement”), as well as satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during a taxable year or, under specified circumstances, within twelve months after the close of a taxable year will satisfy the Distribution Requirement for that year.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or those currencies or (b) net income from an interest in a "qualified publicly traded partnership" ("QPTP") (the “Income Requirement”).

Moreover, at the close of each quarter of its taxable year, (1) at least 50% of the value of a Fund’s assets must consist of cash and cash items, government securities, securities of other RICs and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer (equity securities of QPTPs being considered voting securities for these purposes), and (2) no more than 25% of the value of a Fund’s total assets may be invested in (a) the securities (other than government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (the "Diversification Requirements"). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") other than a partnership at least 90% of the gross income of which satisfies the Income Requirement.

If, for any taxable year, any Fund did not qualify for treatment as a RIC, all of its taxable income generally would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders. In that event, all distributions, including distributions of net capital gain (as defined below), would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual shareholders and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is QDI (see below) would be subject to federal income tax at the rates for net capital gain – generally, a maximum of either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts; those distributions also would be eligible for the dividends-received deduction available to certain corporate shareholders under certain circumstances.

Although each Fund expects to continue to qualify for treatment as a RIC and thereby be relieved of all or substantially all federal income tax, a Fund may be subject to the tax laws of states or localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax (the “Excise Tax”). To prevent imposition of the Excise Tax, a Fund must distribute dividends to shareholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund did not pay any U.S. federal corporate income tax. Each Fund intends to make its distributions in accordance with this requirement so as to avoid liability for the Excise Tax. However, each Fund reserves the right to retain a portion of its earnings and to be subject to excise tax on such earnings.

30

TAXATION OF FUND DISTRIBUTIONS

Each Fund may report distributions of investment income it derives from dividends of most U.S. corporations (excluding, in general, most dividends from REITs) and some foreign corporations as QDI, provided that certain holding period and other requirements are met by the Fund. Fund dividends reported as QDI will be taxed in the hands of an individual shareholder at the rates applicable to net capital gain (described above), provided the shareholder meets the same holding period and other requirements with respect to the shares on which the Fund dividends were paid.

In the case of corporate shareholders, Fund distributions for any taxable year generally will qualify for the dividends-received deduction to the extent of the amount of dividends the Fund received from domestic corporations for the taxable year and if certain holding period requirements are met.

Distributions of (1) interest income a Fund earns from investments in debt securities and (2) any net short-term capital gain generally will be taxable to its shareholders as ordinary income and will not be eligible for the maximum rates applicable to QDI or the dividends-received deduction available to corporations.

Each Fund intends to distribute to its shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such a distribution is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, subject to the maximum federal income tax rates of 15% and 20% described above for an individual shareholder, regardless of the length of time the shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Capital gain distributions are not eligible for the dividends-received deduction.

A distribution will be treated as paid (and received by shareholders) on December 31 if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during the following January. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received.

Shareholders of a Fund will be advised annually as to the federal income tax character of distributions the Fund made. After calendar year-end, however, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which would result at that time in a Fund also having to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in that Fund’s Forms 1099. Although those forms generally will be distributed in February of each year, that Fund may, in one or more years, request from the Internal Revenue Service (the “Service”) an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a U.S. trade or business the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Under an exemption that was recently made permanent by Congress, a Fund is generally able to designate distributions of "interest-related dividends" and "short-term capital gain dividends," if reported by a Fund in writing to its shareholders, as exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount ("OID"), interest on obligations "in registered form," and interest on deposits, less allocable deductions). "Short-term capital gain dividends" are dividends that are attributable to “qualified short-term gains” (i.e., net short-term capital gain, computed with certain adjustments). However, distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest are still subject to withholding. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

31

SA Real Estate Securities Fund (and each Allocation Fund indirectly through its investment in that Fund) may invest in the securities of corporations that invest in U.S. real property, including U.S. REITs. Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the SA Real Estate Securities Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The SA Real Estate Securities Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) a foreign shareholder owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to a non-U.S. shareholder to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that a shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

TAXATION OF DISPOSITION OF SHARES

On a redemption or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any loss realized on a redemption or exchange will be disallowed to the extent the shares that are disposed of are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on the sale of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain with respect to those shares.

A shareholder’s basis in shares of a Fund that he or she acquired after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

32

In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) also must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

TAXATION OF FOREIGN INVESTMENTS

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

In the cases of SA Global Fixed Income Fund, SA International Value Fund, SA Emerging Markets Value Fund and SA International Small Company Fund (each, an “International Fund”)(and the Allocation Funds indirectly through their investment in those funds), if more than 50% of the value of its total assets (in the last Fund’s case, indirectly through its share of the DFA Portfolio’s indirect investments in the Underlying DFA Funds’ assets) at the close of any taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, it will be eligible to, and may, file an election with the Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it directly or indirectly (through the DFA Portfolio and the Underlying DFA Funds) pays. Pursuant to the election, an International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the International Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If an International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes and foreign-source income it directly or indirectly paid and earned, respectively. Each of SA International Value Fund and SA Emerging Markets Value Fund has, for prior taxable years, filed this election with the Service.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes an International Fund directly or indirectly paid if the shareholder has not held Fund shares for at least 16 days during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless International Fund dividends paid to it are effectively connected with its conduct of a U.S. trade or business.

An International Fund may invest in shares of one or more passive foreign investment companies (“PFICs”) either directly or, in the cases of SA International Small Company Fund, indirectly through the DFA Portfolio and the Underlying DFA Funds, and the Allocation Fund, indirectly through other Funds. In general, a foreign corporation (other than a “controlled foreign corporation”) is a PFIC if at least one-half of its assets produce or are held for the production of passive income or 75% or more of its gross income for the taxable year is passive. Under certain circumstances, an International Fund will be subject to federal income tax on a portion of any “excess distribution” it receives, directly or indirectly, on the stock of a PFIC or of any gain on its direct or indirect disposition of that stock (collectively, “PFIC income”), plus an interest charge thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the extent it distributes that income to its shareholders. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. Moreover, Fund distributions thereof will not be eligible for the maximum federal income tax rates on individual shareholder’s QDI described above.

33

Each International Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. If an International Fund (which term, for purposes of this and the following paragraph and the first sentence of the paragraph after that, includes the DFA Portfolio and an Underlying DFA Fund, where applicable) elects to treat a PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the International Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the International Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the International Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

An International Fund also may alternatively elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that taxable year. Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the holder’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election. The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, and may subject an International Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Furthermore, investors should be aware that an International Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after an International Fund acquires shares therein. Each International Fund reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time an International Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of an International Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

TAXATION OF REAL ESTATE INVESTMENTS

SA Real Estate Securities Fund (and each Allocation indirectly through its investment in that Fund) may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, which are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (the “Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

34

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The SA Real Estate Securities Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF OTHER FUND INVESTMENTS

Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments in which some Funds may invest. These rules may have a particular impact on the amount of income or gain that a Fund must distribute to its shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

Original Issue Discount. Each Fund may acquire debt securities with OID, which represents the difference between the original issue price of the debt instrument and its stated redemption price at maturity. OID is required to be accrued on a daily basis and is considered interest income for federal income tax purposes. Therefore, it is subject to the Distribution Requirement for a Fund, even if the Fund receives no corresponding payment on the discounted security during the Fund’s taxable year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount. Some Funds may acquire debt securities at a discount in excess of the OID thereon or at a discount to the stated redemption price at maturity (for debt securities without OID). This discount is called “market discount.” Market discount is permitted to be recorded daily or at the time of disposition of the debt security. If market discount is to be recognized at the time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition.

Hedging Transactions. The premium a Fund receives for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium will be a short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount it paid to close out its position and the premium it receives will be a short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized on the sale of that security, and any resulting gain or loss will be a capital gain or loss and will be long-term or short-term depending on the Fund’s holding period for the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long-term or short-term, depending on the Fund’s holding period for the option. If the option expires, the resulting loss will be treated similarly. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis in the purchased security and, in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

35

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) or any interest rate, currency, basis, commodity, equity, equity index, or credit default swap, interest rate cap or floor or similar agreement -- in which a Fund may invest may be “section 1256 contracts.” Section 1256 contracts a Fund holds at the end of each taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) are “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Gains or losses on section 1256 contracts (including deemed sales) are generally characterized as 60% long-term and 40% short-term capital gains or losses; however, certain foreign currency gains or losses arising from section 1256 contracts are generally characterized as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative portion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

Generally, hedging transactions a Fund undertakes, if any, may result in “straddles” for federal income tax purposes. The straddle rules may affect the timing, amount and character of gains (or losses) a Fund realizes. In addition, losses a Fund realizes on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of net short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to its shareholders. If a Fund makes one or more elections available under the Code, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains, or defer the recognition of losses, from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to Fund shareholders, and that will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not engage in straddles.

The Diversification Requirements may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. Certain rules may affect the timing and character of gains recognized by a Fund if the Fund engages in a transaction that either reduces or eliminates its risk of loss with respect to certain appreciated financial positions – generally, an interest (including an interest through an option, futures or forward contract, or short sale). If a Fund has an “appreciated financial position” with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

36

Capital Loss Carryovers. The Funds utilize the provisions of the federal income tax law that provide for the carryover of capital losses from prior taxable years, offsetting such losses against any future realized capital gains. Net capital losses recognized in taxable years beginning after December 22, 2010 (“post-enactment”), may be carried over indefinitely, and their character is retained as short-term and/or long-term capital losses.

Fund of Funds Structure. A Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by a Fund could therefore affect the amount, timing and character of distributions to shareholders.

FINANCIAL STATEMENTS

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. Financial statements for the Allocation Funds are not available because, as of the date of this SAI, the Allocation Funds have no financial information to report.

37

Appendix A

SA FUNDS – INVESTMENT TRUST

Proxy Voting

The Board has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Trust’s Funds:

1.	Policy
It is the policy of the Board to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Sub-Adviser, subject to the Board’s continuing oversight (the “Policy”).

2.	Fiduciary Duty
The right to vote a proxy with respect to portfolio securities held by the Funds is an asset of the Trust. The Sub-Adviser, to which the authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Funds. Every reasonable effort shall be made by the Sub-Adviser to vote each Fund’s proxies. However, the Sub-Adviser shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Fund.

3.	Proxy Voting Services
The Sub-Adviser may engage an independent proxy voting service to assist it in the voting of each Fund’s proxies. Such a service would be responsible for coordinating with the Trust’s custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

4.	Conflicts of Interest
The proxy voting guidelines of the Sub-Adviser shall address the procedures it would follow with respect to conflicts of interest.
5.	Procedures
The following are the procedures adopted by the Board for the administration of the Policy:
a.	Review of Sub-Adviser Proxy Voting Procedures. The Sub-Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

b.	Voting Record Reporting. No less than annually, the Sub-Adviser shall report to the Board with respect to proxies voted on behalf of the Funds. A copy of the proxy voting record for the Funds shall be provided to the Board upon request. With respect to those proxies that the Sub-Adviser has identified as involving a conflict of interest, the Sub- Adviser shall report to the Board the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

	c.	Voting Proxies of Underlying Funds of a Fund of Funds. With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

A-1

6.	Revocation
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
7.	Annual Filing
The Sub-Administrator shall file an annual report on behalf of the Trust of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Update History:
July 1, 2003;
November 30, 2011;
June 14, 2014;
June 9, 2015

A-2

Appendix C

LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Corporate Long-Term Issue Ratings:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C – A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd.’s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

emr – The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

S&P’s Short-Term Issue Credit Ratings:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Short-Term Obligation Ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s Short-Term Obligation Ratings:

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)		Amended and Restated Agreement and Declaration of Trust [6]
(b)		Amended and Restated By-Laws [7]
(c)		See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Amended and Restated Declaration of Trust of Registrant. See Article II, “Meetings of Shareholders,” and Article VII, “Records and Reports” of Registrant’s Amended and Restated By-Laws
(d)	(i) (a)	Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [10]
	(i) (b)	Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [17]
	(i) (c)	Second Amendment to the Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [22]
	(ii)	Second Investment Advisory and Administrative Services Agreement with LWI Financial Inc. [17]
	(iii) (a)	Amended and Restated Fee Waiver and Expense Reimbursement Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [17]
	(iii) (b)	Second Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [17]
	(iii) (c)	Amendment to the Second Fee Waiver Letter Agreement between LWI Financial Inc. and SA Funds – Investment Trust [22]
	(iv) (a)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [10]
	(iv) (b)	Amendment No. 1 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [13]
	(iv) (c)	Amendment No. 2 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [17]
	(iv) (d)	Amendment No. 3 to Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [22]
	(v) (a)	Interim Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC [23]
	(v) (b)	Amendment to Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC [23]
	(vi) (a)	Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC [23]
	(vii) (a)	Interim Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [23]
	(viii) (a)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP [23]
	(ix) (a)	Fee Waiver and Expense Reimbursement Letter Agreement between BAM Advisor Services, LLC and SA Funds – Investment Trust [23]
	(x)(a)	Fee Waiver and Expense Reimbursement Letter between BAM Advisor Services, LLC and SA Funds – Investment Trust
(e)	(i)	Distribution Agreement with Loring Ward Securities Inc. [10]
	(ii)	Amendment to Distribution Agreement with Loring Ward Securities Inc. [17]
	(iii)	Second Amendment to Distribution Agreement with Loring Ward Securities Inc. [20]
	(iv)	Distribution Agreement with Foreside Financial Services LLC [23]
(f)		Not Applicable
(g)	(i) (a)	Custodian Contract with State Street Bank and Trust Company [1]
	(i) (b)	Amendment to Custodian Contract with State Street Bank and Trust Company [3]

	(i) (c)	Letter agreement amending the Custodian Contract with State Street Bank and Trust Company [9]
	(i) (d)	Amendment to Custodian Agreement with State Street Bank and Trust Company [16]
	(i) (e)	Letter agreement amending the Custodian Contract and the Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company[18]
(h)	(i) (a)	Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [9]
	(i) (b)	Amendment to the Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [16]
	(i) (c)	Assignment and Assumption of Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company [23]
	(ii) (a)	Transfer Agency and Service Agreement with State Street Bank and Trust Company [2]
	(ii) (b)	Delegation Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company [5]
	(ii) (c)	Revised Exhibit A to Delegation Amendment [6]
	(ii) (d)	Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company [12]
	(ii) (e)	Letter agreement amending the Transfer Agency and Service Agreement with State Street Bank and Trust Company for the SA Worldwide Moderate Growth Fund [19]
	(iii) (a)	Amended and Restated Shareholder Service Agreement with LWI Financial Inc. [17]
	(iii) (b)	Amended and Restated Shareholder Service Agreement with LWI Financial Inc. [20]
	(iii) (c)	Shareholder Service Agreement for The Allocation Funds [17]
	(iv) (a)	Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. [3]
	(iv) (b)	Amendment to Master Feeder Participation Agreement with DFA Investment Dimensions Group Inc. [10]
	(iv) (c)	Participation Agreement with Northern Lights Fund Trust [22]
	(v) (a)	Amended and Restated Operating Agreement with Loring Ward Securities Inc. and Pershing LLC. [15]
	(v) (b)	Amended Schedule A to the Amended and Restated Operating Agreement with Loring Ward Securities Inc. and Pershing LLC. [18]
	(vi) (a)	Shareholder Service Agreement with BAM Advisor Services, LLC [23]
(i)		Opinion and Consent of Dechert LLP [23]
(j)	(i)	Power of Attorney dated December 4, 2017 [22]
	(ii)	DFA Investment Dimensions Group Inc. Power of Attorney dated March 22, 2017[20]
	(iii)	Consent of PricewaterhouseCoopers LLP with respect to SA Funds – Investment Trust [23]
	(iv)	Consent of PricewaterhouseCoopers LLP with respect to International Small Company Portfolio (constituting a portfolio with DFA Investment Dimensions Group Inc.) [23]
(k)		Not Applicable.
(l)		Initial Capital Agreement [1]
(m)		Not Applicable.
(n)		Plan for Multiple Classes of Shares [22]
(o)		Not Applicable.

(p)	(i)	Code of Ethics for SA Funds – Investment Trust and BAM Advisor Services, LLC [23]
	(ii)	Global Code of Ethics and Standard of Conduct of Dimensional Fund Advisors LP [23]
____________________

1 Incorporated herein by reference from Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File Nos. 333-70423, 811-09195) as filed with the Securities and Exchange Commission on July 15, 1999.
2 Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registration Statement as filed with the Securities and Exchange Commission on July 25, 2000.
3 Incorporated herein by reference from Post-Effective Amendment No. 9 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2001.
4 Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2001.
5 Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registration Statement as filed with the Securities and Exchange Commission on October 23, 2002.
6 Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registration Statement as filed with the Securities and Exchange Commission on October 21, 2003.
7 Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registration Statement as filed with the Securities and Exchange Commission on October 22, 2004.
8 Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2006.
9 Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registration Statement as filed with the Securities and Exchange Commission on August 27, 2007.
10 Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2009.
11 Incorporated herein by reference from Post-Effective Amendment No. 26 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2011.
12 Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2011.
13 Incorporated herein by reference from Post-Effective Amendment No. 29 to the Registration Statement as filed with the Securities and Exchange Commission on October 26, 2012.
14 Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registration Statement as filed with the Securities and Exchange Commission on August 29, 2013.
15 Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2013.
16 Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2014.
17 Incorporated herein by reference from Post-Effective Amendment No. 46 to the Registration Statement as filed with the Securities and Exchange Commission on June 29, 2015.
18 Incorporated herein by reference from Post-Effective Amendment No. 48 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2015.
19 Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registration Statement as filed with the Securities and Exchange Commission on October 28, 2016.
 20 Incorporated herein by reference from Post-Effective Amendment No. 58 to the Registration Statement as filed with the Securities and Exchange Commission on June 30, 2017.
 21 Incorporated herein by reference from Post-Effective Amendment No. 60 to the Registration Statement as filed with the Securities and Exchange Commission on October 27, 2017.
 22 Incorporated herein by reference from Post-Effective Amendment No. 62 to the Registration Statement as filed with the Securities and Exchange Commission on October 29, 2018.
23 Filed herein.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None

ITEM 30. INDEMNIFICATION

Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides:

The trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets shall indemnify and hold harmless each and every trustee from and against any and all claims, demands and expenses (including reasonable attorneys’ fees) whatsoever arising out of or related to each trustee’s performance of his or her duties as a trustee of the Registrant; provided that nothing contained in the Amended and Restated Agreement and Declaration of Trust shall indemnify, hold harmless or protect any trustee from or against any liability to the Registrant or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Registrant or the trustees or any of them in connection with the Registrant shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

Article VI of the Amended and Restated By-Laws provides in relevant part:

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was an agent of the Trust (including trustees, officers, employees and other agents of the Registrant), against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his or her official capacity as a trustee of the Registrant, that his or her conduct was in the Registrant’s best interests, (b) in all other cases, that his or her conduct was at least not opposed to the Registrant’s best interests, and (c) in the case of a criminal proceeding, that he or she had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Registrant or that the person had reasonable cause to believe that the person’s conduct was unlawful.

The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Registrant, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Registrant and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Notwithstanding any provision to the contrary contained in the Amended and Restated By-Laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Registrant.

Section 1 of each Indemnification Agreement between the Registrant and each Trustee provides:

The Registrant shall indemnify and hold harmless the trustee against any expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Agreement and Declaration of Trust and By-Laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), as now or hereafter in force, subject to the following provisions.

The trustee shall be indemnified pursuant to Section 1 against any such expenses unless the trustee is subject to such expenses by reason of the trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in such Section 17(h) of the 1940 Act (“Disabling Conduct”).

The trustee shall be indemnified pursuant to Section 1 if either: (1) the court or other body before which the proceeding relating to the trustee’s liability is brought shall have rendered a final decision on the merits, finding that the trustee is not liable by reason of Disabling Conduct or is entitled to indemnification; or (2) the proceeding against the trustee shall have been dismissed for insufficiency of evidence of any Disabling Conduct with which the trustee has been charged; or (3) in the absence of such a final decision, dismissal or withdrawal, a determination shall have been made that the trustee is not rendered ineligible by reason of Disabling Conduct, based upon a review of the facts, by either the vote of a majority of a quorum of non-party independent trustees or the determination of independent counsel in a written opinion.

Section 13 of the Investment Advisory and Administrative Services Agreement and Second Investment Advisory and Administrative Services Agreement provides:

The Registrant shall indemnify and hold harmless the investment adviser and its shareholders, directors, officers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under the agreement provided, however, that nothing in the agreement shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of the obligations and duties under the agreement.

No provision of the agreement shall be construed to protect the investment adviser, any director or officer of the investment adviser, or any trustee or officer of the Registrant, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

Section 6 of the Distribution Agreement provides:

The Registrant agrees to indemnify and hold harmless the distributor and any dealer that enters into a selected dealer agreement with the distributor, which provides for such indemnification, in the form approved by the Board of Trustees of the Registrant (each an “Indemnified Dealer”) and each of the directors, officers, agents and employees and any person who controls the distributor or the Indemnified Dealer within the meaning of Section 15 of the 1933 Act (any of the distributor, any Indemnified Dealer, their officers, agents, employees and directors or such control persons, for purposes of this paragraph, an “Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon the claim that the Registration Statement, Prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law.

However, the Registrant does not agree to indemnify the distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the distributor. The Registrant will also not indemnify any Indemnitee with respect to any untrue statement or omission made in the Registration Statement or Prospectus that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Registrant had notified the distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Registrant in favor of any Indemnitee to be deemed to protect the Indemnitee against any liability to the Registrant or its shareholders to which the Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement, or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Indemnitee unless the Indemnitee shall have notified the Registrant in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Indemnitee (or after Indemnitee shall have received notice of service on any designated agent).

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

BAM Advisor Services, LLC performs investment advisory services for the Registrant and institutional and individual investors.

Dimensional Fund Advisors LP performs investment advisory services for the Registrant with respect to each of its series as well as other investment companies and institutional and individual investors.

See the information concerning BAM Advisor Services, LLC set forth in Parts A and B of this Registration Statement.

BAM Advisor Services, LLC and Dimensional Fund Advisors LP are investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of directors, officers or partners of BAM Advisor Services, LLC and Dimensional Fund Advisors LP, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by BAM Advisor Services, LLC (SEC File No. 801-67641) and Dimensional Fund Advisors LP (SEC File No. 801- 16283) pursuant to the Advisers Act.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)

Foreside Financial Services, LLC (f/k/a BHIL Distributors, LLC) (the “Distributor”) serves as principal underwriter for the Registrant and the following investment companies registered under the Investment Company Act of 1940, as amended:

	1.	13D Activist Fund, Series of Northern Lights Fund Trust
	2.	A3 Alternative Credit Fund
	3.	AAMA Equity Fund, Series of Asset Management Fund
	4.	AAMA Income Fund, Series of Asset Management Fund
	5.	Advisers Investment Trust
	6.	Boston Trust Walden Funds
	7.	Cook & Bynum Funds Trust
	8.	Diamond Hill Funds
	9.	FlowStone Opportunity Fund
	10.	Praxis Mutual Funds
	11.	SA Funds – Investment Trust
	12.	Sequoia Fund, Inc.

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Fund
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, Maine 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, Maine 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscarilito	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, Maine 04101	Secretary	None

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The Registrant's Trust Instrument and By-Laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts are maintained at the offices of the Registrant, 10 Almaden Blvd., 15th Floor, San Jose, CA 95113. The following entities prepare, maintain and preserve all other records required by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and that such records are the property of the Registrant and will be surrendered promptly on request:

(1)	BAM Advisor Services, LLC 10 Almaden Blvd., 15th Floor San Jose, CA 95113

(2)	Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, Texas 78746

(3)	State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105

(4)	DST Systems, Inc. 2000 Crown Colony Drive Quincy, MA 02169

(5)	Foreside Financial Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California, on the 25th day of October, 2019.

SA FUNDS - INVESTMENT TRUST

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

* /s/ Bryan W. Brown	Trustee	October 25, 2019
Bryan W. Brown

* /s/ Harold M. Shefrin	Trustee	October 25, 2019
Harold M. Shefrin

* /s/ Charles M. Roame	Trustee	October 25, 2019
Charles M. Roame

/s/ Alexander B. Potts	President and	October 25, 2019
Alexander B. Potts	Chief Executive Officer

* /s/ Michael Clinton	Treasurer and Chief	October 25, 2019
Michael Clinton	Financial and Accounting Officer

*By:	/s/ Marcy Tsagarakis
Marcy Tsagarakis As Attorney-in-Fact for each Trustee

*signed pursuant to power of attorney.

SIGNATURES

As it relates to the SA International Small Company Fund only, DFA Investment Dimensions Group Inc. consents to the filing of this amendment to the Registration Statement of SA Funds – Investment Trust, which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin and the State of Texas on the 25th day of October, 2019.

DFA Investment Dimensions Group Inc.

By:	/s/ Catherine L. Newell*
Catherine L. Newell
President and General Counsel

The undersigned Directors and Principal Officers of DFA Investment Dimensions Group Inc. consent to the filing of this amendment to the Registration Statement of SA Funds – Investment Trust as it relates to the SA International Small Company Fund only, on the date indicated.

Signature	Title	Date

/s/ David G. Booth*	Director and Chairman	October 25, 2019
David G. Booth

/s/ Eduardo A. Repetto*	Director, Co-Chief Executive Officer	October 25, 2019
Eduardo A. Repetto	and Co-Chief Investment Officer

/s/ David P. Butler*	Co-Chief Executive Officer	October 25, 2019
David P. Butler

/s/ Gregory K. Hinkle*	Chief Financial Officer, Treasurer and	October 25, 2019
Gregory K. Hinkle	Vice President

/s/ George M. Constantinides*	Director	October 25, 2019
George M. Constantinides

/s/ Douglas W. Diamond*	Director	October 25, 2019
Douglas W. Diamond

/s/ Roger G. Ibbotson*	Director	October 25, 2019
Roger G. Ibbotson

/s/ Edward P. Lazear*	Director	October 25, 2019
Edward P. Lazear

/s/ Myron S. Scholes*	Director	October 25, 2019
Myron S. Scholes

/s/ Abbie J. Smith*	Director	October 25, 2019
Abbie J. Smith

*By:	/s/ Carolyn L. O
Carolyn L. O, Attorney-in-Fact
(Pursuant to a Power-of-Attorney)

Exhibit Index

Exhibit (d) (v) (a)	Interim Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC

Exhibit (d) (v) (b)	Amendment to Interim Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC

Exhibit (d) (vi) (a)	Investment Advisory and Administrative Services Agreement with BAM Advisor Services, LLC

Exhibit (d) (vii) (a)	Interim Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP

Exhibit (d) (viii) (a)	Investment Sub-Advisory Agreement with Dimensional Fund Advisors LP

Exhibit (d) (ix) (a)	Fee Waiver and Expense Reimbursement Letter Agreement between BAM Advisor Services, LLC and SA Funds – Investment Trust

Exhibit (d)(x)(a)	Fee Waiver and Expense Reimbursement Letter between BAM Advisor Services, LLC and SA Funds – Investment Trust

Exhibit (e) (iv)	Distribution Agreement with Foreside Financial Services LLC

Exhibit (h) (i) (c)	Assignment and Assumption of Second Amended and Restated Sub-Administration Agreement with State Street Bank and Trust Company

Exhibit (h) (vi) (a)	Shareholder Services Agreement with BAM Advisor Services, LLC

Exhibit (i)	Opinion and Consent of Dechert LLP

Exhibit (j) (iii)	Consent of PricewaterhouseCoopers LLP with respect to SA Funds – Investment Trust

Exhibit (j) (iv)	Consent of PricewaterhouseCoopers LLP with respect to International Small Company Portfolio (constituting a portfolio with DFA Investment Dimensions Group Inc.)

Exhibit (p) (1)	Code of Ethics for SA Funds – Investment Trust and BAM Advisor Services, LLC

Exhibit (p) (2)	Global Code of Ethics and Standard of Conduct of Dimensional Fund Advisors LP